As filed with the Securities and Exchange Commission on April 18, 2022.

Registration Nos. 33-32704
811-05980

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.	O

Post-Effective Amendment No. 76	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 77 (Check appropriate box or boxes)	X

PACIFIC SELECT VARIABLE ANNUITY

SEPARATE ACCOUNT
(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3943
(Depository’s Telephone Number, including Area Code)

Brandon J. Cage
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

O immediately upon filing pursuant to paragraph (b) of Rule 485
X on May 1, 2022 pursuant to paragraph (b) of Rule 485
O 60 days after filing pursuant to paragraph (a)(1) of Rule 485
O on ________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

O This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PACIFIC SELECT® VARIABLE ANNUITY  STATUTORY PROSPECTUS MAY 1, 2022

Pacific Select Variable Annuity is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company (“Pacific Life”) through Pacific Select Variable Annuity Separate Account of Pacific Life. The contracts offer various optional living riders for an additional cost. The living benefit riders may have requirements such as the age that the Owner must be before the benefits become payable and other terms. Work with your financial professional to determine which benefits are best suited to your financial needs. See the Optional Living Benefit Riders section for more information.

In this Statutory Prospectus (“Prospectus”), you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity variable annuity contract, unless we state otherwise.

You should be aware that the Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. This Contract is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

Where To Go For More Information Back Cover

SPECIAL TERMS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 722-4448. Financial professionals may call us at (800) 722-2333.

Accumulated Value (“Contract Value”) – The total value of the amounts in the Investment Options, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement, as well as any amount set aside in the Loan Account to secure loans, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned, as of any Valuation Date.

Accumulation Period – The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit (“Subaccount Unit”)– A unit of measure used to calculate the value of your interest in a Variable Account during the Accumulation Period.

Age – The Owner’s or Annuitant’s age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant – The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, “Annuitant” means both Annuitants unless otherwise stated.

Annuity – A series of periodic income payments made by us to a Designated Payee during the period specified in the Annuity Option.

Annuity Options – Any one of the Annuity Options (income options) available for a series of annuity payments after your Annuity Start Date.

Annuity Period – The period during which annuity payments are made.

Annuity Start Date – The date when annuity payments are to begin, which may not be earlier than the first Contract Anniversary.

Beneficiary – The person may have a right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Code – The Internal Revenue Code of 1986, as amended.

Contract – An individual flexible premium variable accumulation deferred annuity contract offered by us.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term “Issue Date” shall be substituted for the term “Contract Date” for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt – The unpaid loan balance including accrued loan interest.

Contract Owner, Owner, Policyholder, you or your – The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Designated Beneficiary – The person selected by you to succeed to your interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fixed Account – An account that is part of our General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by us at least annually.

Full Withdrawal Value – The amount you may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any Optional Rider Charges, any applicable contingent deferred sales charge, and any Contract Debt.

Fund – A registered open-end management investment company providing underlying Portfolios as Investment Options under the Contract.

General Account – Our General Account consists of all of our assets other than those assets allocated to Pacific Select Variable Annuity Separate Account or to any of our other separate accounts.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Variable Account, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Maintenance Fee (“Annual Fee”) – A $30 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your total Purchase Payments in the first Contract Year were less than $50,000.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Owner Beneficiary – The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Policyholder – The Contract Owner.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Premium Payments (“Purchase Payments”) (“Investments”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account – The Pacific Select Variable Annuity Separate Account. A separate account of ours that consists of Subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Fund.

Valuation Date ("Business Day") – Each date on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund Portfolio is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day, and the Friday before New Years Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund Portfolio may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund Portfolio prospectus. Any transaction called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the Calendar Year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Valuation Period – A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account (“Subaccount”)– A subaccount of the Separate Account. Each Variable Account invests its assets in shares of a corresponding Portfolio.

Variable Investment Option – A subaccount of the Separate Account.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your Contract during the first 5 years following your last Purchase Payment, you may be assessed a withdrawal charge. The maximum withdrawal charge is 6% of the Purchase Payment, declining to 0% after 5 years.

For example, if you make an early withdrawal, you could pay a withdrawal charge up to

Fee Tables Charges, Fees and Deductions - Withdrawal

FEES AND EXPENSES				LOCATION IN PROSPECTUS
	$6,000 on a $100,000 withdrawal.			Charge
Transaction Charges	There are no transaction charges under this Contract (for example, sales loads, charges for transferring Contract Value between Investment Options, or wire transfer fees).
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Charges Fees and Deductions

Appendix: Funds Available Under the Contract

Charges, Fees and Deductions – Living Benefit Rider Charges

Charges, Fees and Deductions – Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge

	ANNUAL FEES	MINIMUM	MAXIMUM
	1. Base Contract	1.40%[1]	1.40%[1]
	2. Investment Options (Fund fees and expenses)	0.27%[2]	2.14%[2]
	3. Optional Benefits (for a single option, if elected)	0.10%[3]	2.75%[3]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $1,506	Highest Annual Cost: $7,060

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of base Contract and Fund fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers, or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of base Contract, optional benefits, and Fund fees and expenses

• No sales charges

• No additional purchase payments, transfers, or withdrawals

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 As a percentage of Fund assets.

3 As a percentage of the Protected Payment Base, Contract Value, Guaranteed Protection Amount, or Guaranteed Income Base (depending on the optional living benefit selected), and average daily Variable Account Value or Contract Value (depending on optional the death benefit selected).

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.	Principal Risks of Investing in the Contract

Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.	Principal Risks of Investing in

RISKS	LOCATION IN PROSPECTUS

Withdrawal charges may apply for the first 5 years following your last purchase payment and will reduce the Contract Value if you withdraw money during that time.

The benefits of tax deferral, long-term income, and living benefits are generally more beneficial to investors with a long-term investment horizon.

the Contract Charges, Fees and Deductions - Withdrawal Charge

Risks Associated with Investment Option

An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract (e.g. Funds and fixed options).

Each Investment Option (including any fixed option) will have its own unique risks.

You should review, working with your financial professional, the Investment Options before making an investment decision.

Principal Risks of Investing in the Contract Appendix: Funds Available Under the Contract
Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling (800) 722-4448 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Contract Pacific Life and the Separate Account

RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Transfers between Variable Investment Options are limited to 25 each calendar year. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Transfers may not be made from a Variable Investment Option to any fixed option. Additional Fund transfer restrictions apply, such as transfer restrictions imposed by the Funds.

Certain Funds may stop accepting additional investments into the Fund or a Fund may liquidate. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transfers and Market-Timing Restrictions Appendix: Funds Available Under the Contract

RESTRICTIONS	LOCATION IN PROSPECTUS
Optional Benefits

Certain optional living benefits limit or restrict the Investment Options that you may select under the Contract. We may change these limits or restrictions in the future.

Withdrawals that exceed withdrawal limits specified by an optional living benefit may affect the availability of the benefit, by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

We may stop offering an optional living benefit or optional death benefit at any time, including for current Contract Owners who have not yet purchased the rider.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider and, as a result, we will not accept Purchase Payments for your Contract. You will not be able to increase protected amounts or your Contract Value through additional Purchase Payments.

Death Benefits Death Benefit Riders Living Benefit Riders Appendix: Funds Available Under the Contract

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Withdrawals will be subject to ordinary income tax and may be subject to a tax penalty if you take a withdrawal before age 59½.

Federal Tax Issues

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some financial professionals may receive compensation for selling this Contract to you in the form of commissions, additional payments, non-cash compensation, and/or reimbursement of expenses. These financial professionals may have a financial incentive to offer or recommend this Contract over another investment that may pay less compensation.

Distribution Arrangements
Exchanges

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own.

You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Replacement of Life Insurance or Annuities

OVERVIEW OF THE CONTRACT

Purpose

The Contract is designed for long-term financial planning. This Contract may be appropriate for you if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, a death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

Phases of the Contract

This Contract has two phases, the accumulation (savings) phase and the annuitization (income) phase. The accumulation phase begins on your Contract Date and continues until your Annuity Date. During this phase, you can put money into your Contract and earnings accumulate on a tax-deferred basis. When you put money into your Contract, you can invest in Funds that have their own investment objectives, strategies, risks, and expenses.

A list of Funds currently available is provided in an appendix. See APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

The annuitization (income) phase occurs when you annuitize your Contract and turn your Contract into a stream of income payments over a fixed period or for life. You can choose fixed or variable payments, or a combination of both. For variable payments, the payment amount will vary based on the performance of the Funds you choose. When you annuitize, you will be unable to make withdrawals and death benefits and living benefits will terminate.

Contract Features

Accessing your Money. Before you annuitize, you can withdraw money from your Contract. If you take a withdraw, you may have to pay a withdrawal charge and/or income taxes, including a 10% federal tax penalty if you are younger than age 59½.

Loans. Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. The interest charged on your Contract Debt will be a 5% fixed annual rate and the amount held in the Loan Account to secure your loan will earn a 3% annual return. Therefore, the net amount of interest you will pay on your loan will be 2% annually. See the Benefits Available Under the Contract section and Qualified Contract - General Rules section for more information.

Tax Treatment. You may transfer among the Funds without paying any current income tax and any earnings are generally tax-deferred. You are taxed when you make a withdrawal or surrender your Contract, receive an income payment from the Contract, or upon payment of a death benefit.

Living Benefits. We offer optional guaranteed minimum withdrawal benefit and guaranteed minimum accumulation benefit riders, for an additional cost. The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase beginning at the age for lifetime withdrawals specified by the rider, if certain conditions are met. The guaranteed minimum accumulation benefit riders focus on providing principal protection, if certain conditions are met. The riders that are currently available are:

• CoreIncome Advantage Select (Single)

• Guaranteed Protection Advantage (GPA)

Additional Services. See the Benefits Available Under the Rider and Systematic Transfer Options sections for more information and restrictions.

• Dollar Cost Averaging. Allows you to transfer between Variable Investment Options in a series of regular purchases instead of in a single purchase.

• Portfolio Rebalancing. Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify, can be rebalanced on a quarterly, semi-annual, or annual basis.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from, the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments)[1]	6%

1 Below is the range of Withdrawal Charges under the Contract.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)

“Age” of Payment in Years:	1	2	3	4	5	6 or more
Withdrawal Charge Percentage:	6%	6%	5%	4%	3%	0%

The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. For situations where a withdrawal charge may not apply, see CHARGES, FEES AND DEDUCTIONS and see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge for situations where the withdrawal charge amount may be reduced.

Annual Contract Expenses

Maintenance Fee (Annual Fee)[2]	$30.00

Base Contract Expenses (as a percentage of average daily Variable Account Value)[3]	1.25%
Optional Benefit Expenses
Guaranteed Minimum Withdrawal Benefit Maximum Charges (as a percentage of the Protected Payment Base)
Enhanced Income Select (Single)	2.25%
CoreIncome Advantage 5 Plus (Single)	1.50%
CoreIncome Advantage 5	1.20%
CoreIncome Advantage 4 Select (Single)	1.00%
CoreIncome Advantage Select (Single)	2.00%
CoreIncome Advantage	1.00%
CoreIncome Advantage Plus (Single)	1.20%
Flexible Lifetime Income (Single)	1.20%
Foundation 10	1.50%
Automatic Income Builder	1.50%
Lifetime Income Access Plus	1.20%
Flexible Lifetime Income Plus (Single)	1.50%
CoreProtect Advantage	1.50%
Income Access
If the Rider Effective Date is on or after October 1, 2012	1.75%
If the Rider Effective Date is before October 1, 2012	0.75%
Income Access Plus	1.20%
Income Access Select	2.75%
Guaranteed Minimum Accumulation Benefit Maximum Charges (as a percentage of the Guaranteed Protection Amount)
Guaranteed Protection Advantage 3 Select (GPA 3 Select)	2.25%
Guaranteed Protection Advantage 3 (GPA 3)
If the Rider Effective Date is on or after October 1, 2012	1.75%
If the Rider Effective Date is before October 1, 2012	1.00%
Guaranteed Protection Advantage 5 (GPA 5)	0.75%
Guaranteed Protection Advantage (GPA)	0.10%
Guaranteed Minimum Income Benefit Maximum Charges (as a percentage of the greater of the Contract Value of the Guaranteed Income Base)
Guaranteed Income Advantage Plus (GIA Plus)	0.75%
Guaranteed Income Advantage 5 (GIA 5)	0.10%
Guaranteed Income Advantage II (GIA II)	0.70%
Loan Expenses
Loan Interest Rate (net)[4]	2.00%

2 We deduct the Maintenance Fee (Annual Fee) on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the total Purchase Payments in the first Contract Year were less than $50,000. See CHARGES, FEES AND DEDUCTIONS.

3 This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee. The Mortality and Expense Risk Charge and the Administrative Fee will stop at the Annuity Date if you select fixed annuity payments. See the Mortality and Expense Risk Charge and Administrative Fee sections for more information.

4 As a percentage of Contract Debt. This net percentage factors in a 5% fixed annual rate charged on your Contract Debt and a 3% annual return on the loaned amount held in the Loan Account. See ADDITIONAL INFORMATION—Loans

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.27%	2.14%

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

• If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$15,016	$33,012	$49,651	$90,954

• If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$15,016	$28,512	$46,951	$90,954

• If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$9,616	$28,512	$46,951	$90,954

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss

You can lose money by investing in this Contract, including loss of principal. The Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, an optional death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you. We are a variable annuity provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Withdrawal Risks

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply. Additionally, since the benefits associated with the guaranteed minimum withdrawal benefit riders are not available until the Designated Life is 59 1/2 (CoreIncome Advantage 4 Select Single, CoreIncome Advantage 5 Plus Single, CoreIncome Advantage Plus Single, Flexible Lifetime Income Plus Single, Foundation 10, Automatic Income Builder, or Flexible Lifetime Income Single) or 65 (CoreIncome Advantage Select Single, CoreIncome Advantage 5, CoreProtect Advantage,

CoreIncome Advantage, or Lifetime Income Access Plus) years of age or older, early withdrawals may reduce or terminate the benefits associated with the riders.

Risks Associated with Variable Investment Options

You should consider the Contract’s investment and income benefits, as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you have chosen. Each Investment Option will have its own unique risks. The value of each Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Contract, including loss of principal. You bear the risk of any Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting PacificLife.com/Prospectuses. No assurance can be given that a Fund will achieve its investment objectives.

If you choose an optional living benefit rider, you must follow the investment allocation requirements for the rider during the entire time that you own the rider. Owning an optional living benefit rider may limit the Investment Options available to you and failure to follow the investment allocation requirements may result in a failure to receive the benefits under the rider. The allowable Investment Options seek to minimize risk and may reduce overall volatility in investment performance, which may reduce overall volatility in investment performance, which may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders.

Insurance Company Risks

Investment in the Contract is subject to the risks related to us, and any obligations (including any fixed option), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees. Your financial professional’s firm is not responsible for any Contract guarantees.

Tax Consequences

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral. Withdrawals taken from a variable annuity prior to age 59½ may be subject to a tax penalty of 10% of the taxable portion, although there are exceptions to the tax penalty that may apply.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this Contract may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of this Contract.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging

Allows you to transfer between Variable Investment Options in a series of regular purchases instead of in a single purchase which allows you to average the purchase prices over time, and may permit a “smoothing” of abrupt peaks and drops in price.

No Charge

• Amounts can only be transferred to one or more Variable Investment Options.

• Can only have one dollar cost averaging program in effect and cannot have a DCA Plus program in effect at the same time.

• Only available prior to the Annuity Date.

Portfolio Rebalancing	Allows you to automatically rebalance your values among Variable Investment Options based on percentages that you specify.	No Charge	• Rebalancing can be made quarterly, semi-annually, or annually. • Only available prior to the Annuity Date. • Only Variable Investment Options are available for rebalancing.
Death Benefit Amount	Provides a death benefit equal to the greater of the Contract Value or total Purchase Payments adjusted for withdrawals.	No Charge

• Poor investment performance could reduce the death benefit amount.

• Withdrawals will reduce the death benefit amount and adjust the total amount of Purchase Payments on a pro rata basis. The reduction may be greater than the actual amount withdrawn.

• This benefit terminates upon annuitization.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Enhanced Income Select (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for automatic resets which may increase the amount that can be withdrawn in the future. Once the Contract Value is zero, provides a guaranteed lifetime income amount.

2.25% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• Designated Life must be 85 or younger at purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements which limit the number of allowable Funds.

• Lifetime withdrawals are available when the Designated Life is age 59½.

• Once the Contract Value is zero, a guaranteed lifetime income percentage applies which is less than the withdrawal percentage allowed when the Contract Value was greater than zero.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

CoreIncome Advantage Select (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

2.00% (as a percentage of Protected Payment Base)

• Available at Contract purchase or on any Contract Anniversary.

• The Owner/Annuitant must be the Designated Life and be 85 or younger at purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Loans are not allowed while rider is in effect.

• Must follow investment allocation requirements which limit the number of allowable Investment Options.

• Lifetime withdrawals are available starting at age 65.

• Taking a withdrawal before 65 or a withdrawal that exceeds the annual withdrawal amount after 65 may adversely affect the benefits provided, including failure to receive lifetime withdrawals under the rider.

• May not voluntarily terminate the rider.

• Benefit and benefit charges terminate upon annuitization.

CoreIncome Advantage 4 Select (Single)	This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for	1.00% (as a percentage of Protected Payment Base)	• No longer available for purchase. • You may only have one guaranteed minimum withdrawal benefit in effect at the same time. • Must follow investment allocation

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

automatic resets which may increase the amount that can be withdrawn in the future.

• requirements which limit the number of allowable Funds.

• Lifetime withdrawals are available when the Designated Life is age 59½.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Income Access Select

This benefit focuses on providing withdrawals benefits, regardless of market performance, until a protected amount is zero. Provides for automatic resets which may increase the amount that can be withdrawn in the future.

2.75% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Does not provide lifetime withdrawal benefits.

• Must follow investment allocation requirements.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

CoreIncome Advantage 5 Plus (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life (the Designated Life). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.50% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements.

• Lifetime withdrawals are available when the Designated Life is age 59 1/2 .

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

CoreIncome Advantage 5

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance. Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.20% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements which limit the number of allowable Funds.

• Lifetime withdrawals are available once the benefit balance is reduced to zero and the first withdrawal was taken after age 65 or older.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

CoreProtect Advantage	This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market	1.50% (as a percentage of Protected	• No longer available for purchase. • You may only have one guaranteed minimum withdrawal benefit in

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

	performance.	Payment Base)

• effect at the same time.

• Must follow investment allocation requirements.

• Automatic resets are available starting after the first withdrawal or 10 Contract anniversaries measured from the rider effective date whichever is earlier.

• Any additional amount added to the protected amount may be added for 10 Contract anniversaries measured from the rider effective date. If a withdrawal occurs during this period the additional amount will stop and cannot be restarted by a reset.

• Lifetime withdrawals are available once the benefit balance is reduced to zero and the first withdrawal was taken after age 65 or older.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

CoreIncome Advantage

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance. Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.00% (as a percentage of the Protected Base)

• No longer available for purchase.

• Must follow investment allocation requirements.

• Lifetime withdrawals are available once the benefit balance is reduced to zero and the first withdrawal was taken after age 65 or older.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

CoreIncome Advantage Plus (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single life. Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.20% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements which limit the number of allowable Funds.

• Lifetime withdrawals are available starting at age 59 ½.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Flexible Lifetime Income Plus (Single)

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance. Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.50% (as a percentage of the Protected Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements.

• Annual credit amount may be added for 10 Contract anniversaries

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

• measured from the rider effective date or any reset.

• Allowable annual withdrawal percentage rates after 59 ½ are based on age and may differ.

• Lifetime withdrawals are available once the benefit balance is reduced to zero and the first withdrawal was taken after age 59 ½ or older.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Foundation 10

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance. Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.50% (as a percentage of the Protected Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements.

• Annual credit amount may be added for 10 Contract anniversaries measured from the rider effective date. If a withdrawal occurs during this period the annual credit will stop and cannot be restarted by a reset.

• Lifetime withdrawals are available once the benefit balance is reduced to zero and the first withdrawal was taken after age 59 ½ or older.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Automatic Income Builder

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on joint lives (the Designated Lives). Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.50% (as a percentage of Protected Payment Base)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements.

• Lifetime withdrawals are available when the youngest Designated Life is age 59 1/2.

• Once a withdrawal is taken, the 0.10% annual increase to the withdrawal percentage will stop and cannot be restarted with a reset.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Flexible Lifetime Income (Single)	This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance. Provides for automatic	1.20% (as a percentage of the Protected Base)	• No longer available for purchase. • You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

resets which may increase the amount that can be withdrawn in the future.

• Must follow investment allocation requirements.

• Annual credit amount may be added for 10 Contract anniversaries measured from the rider effective date or any reset.

• Lifetime withdrawals are available once the benefit balance is reduced to zero and the first withdrawal was taken after age 59 ½ or older.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Lifetime Income Access Plus

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance. Provides for automatic and owner elected resets which may increase the amount that can be withdrawn in the future.

1.20% (as a percentage of Contract Value)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements.

• Annual credit amount may be added for 5 Contract anniversaries measured from the rider effective date or any reset.

• Lifetime withdrawals are available after age 65 or older.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

Income Access Plus

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance. Provides for automatic and owner elected resets which may increase the amount that can be withdrawn in the future.

1.20% (as a percentage of Contract Value)

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Must follow investment allocation requirements.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the benefits provided.

• Withdrawals during the credit application period may terminate continued application of the credit to the protected payment base.

Income Access

This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, until a protected amount is zero. Provides for automatic resets which may increase the amount that can be withdrawn in the future.

1.75% (as a percentage of Contract Value – for riders issued on or after October 1, 2012) 0.75% (as a percentage of Contract Value – for riders issued before October

• No longer available for purchase.

• You may only have one guaranteed minimum withdrawal benefit in effect at the same time.

• Does not provide lifetime withdrawal benefits.

• Must follow investment allocation requirements.

• Withdrawal amounts that are greater than what is allowed on an annual basis may adversely affect the

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

		1, 2012)	• benefits provided.

Guaranteed Protection Advantage 3 Select	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the protected amount at the end of a 10-year term.	2.25% (as a percentage of Guaranteed Protection Amount)

• No longer available for purchase.

• Must follow investment allocation requirements.

• You may only have one guaranteed minimum accumulation benefit in effect at the same time.

• The protected amount is only increased by additional purchase payments made in the first year of a term; withdrawals will reduce the protected amount on a pro rata basis.

• Can step-up the protected amount starting on the third benefit anniversary.

• There is a chance that at the end of a term, no additional amount will be added to the Contract Value.

Guaranteed Protection Advantage 3	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the protected amount at the end of a 10-year term.

1.75% (as a percentage of Guaranteed Protection Amount – for riders issued on or after October 1, 2012)

1.00% (as a percentage of Guaranteed Protection Amount – for riders issued on or after October 1, 2012)

• No longer available for purchase.

• Must follow investment allocation requirements.

• You may only have one guaranteed minimum accumulation benefit in effect at the same time.

• The protected amount is only increased by additional purchase payments made in the first year of a term; withdrawals will reduce the protected amount on a pro rata basis.

• Can step-up the protected amount starting on the third benefit anniversary. A step-up will not be permitted if the new 10-year term will extend beyond the annuity date.

• There is a chance that at the end of a term, no additional amount will be added to the Contract Value.

Guaranteed Protection Advantage 5	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the protected amount at the end of a 10-year term.	0.75% (as a percentage of Contract Value)

• No longer available for purchase.

• Must follow investment allocation requirements.

• You may only have one guaranteed minimum accumulation benefit in effect at the same time.

• The protected amount is only increased by additional purchase payments made in the first year of a term; withdrawals will reduce the protected amount on a pro rata basis.

• Can step-up the protected amount beginning on the fifth benefit anniversary. A step-up will not be permitted if the new 10-year term will extend beyond the annuity date.

• There is a chance that at the end of a

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

• term, no additional amount will be added to the Contract Value.

Guaranteed Protection Advantage	This benefit may add an additional amount to the Contract Value if the Contract Value is less than the protected amount at the end of a 10-year term.	0.75% (as a percentage of Guaranteed Protection Amount)

• No longer available for new purchases but renewable at the end of the term if previously purchased.

• Must follow investment allocation requirements.

• You may only have one guaranteed minimum accumulation benefit in effect at the same time.

• The percentage of each purchase payment that will increase the protected amount will gradually decrease after the fourth year of the Term; withdrawals will reduce the protected amount on a pro rata basis.

• There is a chance that at the end of a term, no additional amount will be added to the Contract Value.

Guaranteed Income Advantage Plus	This benefit adds an additional annuity option that may be elected before Contract annuitization.	0.75% (as a percentage of the greater of Contract Value or Guaranteed Income Base)

• No longer available for purchase.

• Must follow investment allocation requirements.

• Benefit was in effect at least 10 years before annuitization.

• Must elect fixed annuity payments.

• Must annuitize the entire amount available for annuitization under the Contract.

Guaranteed Income Advantage 5	This benefit adds an additional annuity option that may be elected before Contract annuitization.	0.75% (as a percentage of the greater of Contract Value)

• No longer available for purchase.

• Must follow investment allocation requirements.

• Benefit was in effect at least 10 years before annuitization.

• Must elect fixed annuity payments.

• Any portion of the Net Contract Value annuitized under any other Annuity Option will be considered a “withdrawal” for purpose of determining an adjustment of the Guaranteed Income Base.

• Election of a Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under this rider.

Guaranteed Income Advantage II	This benefit adds an additional annuity option that may be elected before Contract annuitization.	1.00% (as a percentage of the Contract Value)

• No longer available for purchase.

• Must follow investment allocation requirements.

• Benefit was in effect at least 10 years before annuitization.

• Must elect fixed annuity payments.

• Any portion of the Net Contract Value annuitized under any other Annuity Option will be considered a “withdrawal” for purpose of determining an adjustment of the

Optional Living Benefits (Additional Charges Apply)
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations

• Guaranteed Income Base. • Election of a Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under this rider.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the Fixed Account. However, if you choose an optional living benefit rider, you will be restricted to the Investment Options made available under each rider. You can find a complete list of the Variable Investment Options available under the Contract in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT—Living Benefit Investment Allocation Requirements.

Your Variable Investment Options

We consider various factors when determining the Fund offered under this Contract. Such fund factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, fund share class, and fund expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service fees (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ADDITIONAL INFORMATION – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

BUYING YOUR CONTRACT

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we may not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

General

To the extent that all or a portion of Investments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as

• self-employed individuals’ retirement plans under Section 401, such as HR-10 or Keogh plans,

• pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401,

• individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408,

• Section 403(b) Tax-Sheltered Annuities, and

• Section 457 plans.

Joint Owners are permitted on a Contract issued pursuant to a non-qualified plan.

Application for a Contract

Any person wishing to purchase a Contract may submit an application and an initial Investment to us, as well as any other form or information that we may require. We reserve the right to reject an application or Investment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant’s Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be cancelled. A refund will be returned to the applicant/Owner or the applicant/Owner’s estate.

Making Your Investments (“Purchase Payments”)

The minimum Initial Purchase Payment for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. Currently, we are not enforcing the minimum additional Purchase Payment amounts but reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30-calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. No minimum initial or subsequent Purchase Payment requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum Purchase Payment requirements under certain circumstances, such as for group or sponsored arrangements. We also call each Purchase Payment you make a Premium Payment.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payment over $1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant. No Purchase Payment or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the Purchase Payment or transfer, the aggregate Contract Value in the Fixed Account would be $250,000 or more. If there are multiple Contracts of this variable annuity product with the same Owner or entity as Owner, the Contracts are aggregated to determine whether the maximum aggregate Contract Value in the Fixed Account across all Contracts has been, or will be, reached. This limitation is subject to change at any time. Ask your financial professional about current limitations.

An Initial Purchase Payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the Purchase Payment is preceded or accompanied by sufficient information necessary to establish an account and properly credit such Purchase Payment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial Purchase Payment (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial Purchase Payment to the applicant unless the applicant consents to our retaining the Purchase Payment until the requested information has been provided.

Subsequent Purchase Payments will be credited as of the end of the Valuation Period in which they are received by us. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Purchase Payments may be paid via electronic funds transfer under a pre-authorized investment program where you authorize us to withdraw Purchase Payments from your checking or savings account on a periodic basis. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form. Subsequent Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

• cash,

• credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

• eChecks,

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Allocation of Investments

In an application for a Contract, you select the Investment Options to which Investments will be allocated. During the Free Look period, except as indicated below, Purchase Payments will be allocated according to your instructions contained in the application (or more recent instructions received, if any). If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. You must submit all contracts to be exchanged when you submit your application.

A Contract Owner may change the Purchase Payment allocation instructions by submitting a proper written request to us. Changes in Purchase Payment allocation instructions may be made by telephone or, to the extent available, electronically. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests. Changes in the allocation of future Purchase Payments have no effect on the existing Contract Value. Such Contract Value, however, may be transferred among the Investment Options in the manner described in HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Custom Model

The Custom Model program is only available for Contracts issued before May 1, 2012 and for use with optional living benefit riders with a Rider Effective Date before May 1, 2012.

The Custom Model program allows you, with the help of your financial professional, to create your own asset allocation model that will comply with the Investment Allocation Requirements for certain optional living benefit Riders. (See FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX – Living Benefit Investment Allocation Requirements.) You will create your own model using the parameters listed below.

Parameters. To create your model, you may select Investment Options from the 4 Categories (Categories A, B, C and D) listed below. You must allocate at least 25% into each of Categories A, B, and C. You may not allocate more than 15% into any one Investment Option within Category A, B, or C. Category D is optional and you are not required to allocate any part of your Purchase Payment or Contract Value to this Category. If you choose to allocate your Purchase Payment or Contract Value to Category D, you are allowed to allocate up to 25% into any one Investment Option within Category D. Allocation percentages among the Categories must total 100%. The percentage allocation requirements only apply to your Variable Account Value. The model you create will be automatically rebalanced on a quarterly basis.

Example: Assume a $100,000 Purchase Payment. Following the parameters and using the Investment Options listed from the Categories below, you may allocate your Purchase Payment as follows:

• Category A – 15% to Diversified Bond Portfolio, 10% to Managed Bond Portfolio and 5% to High Yield Bond Portfolio,

• Category B – 15% to Growth Portfolio, 10% to Small-Cap Index Portfolio, 10% to Mid-Cap Growth Portfolio, 5% to Large- Cap Growth Portfolio and 5% to Large-Cap Value Portfolio, and

• Category C – 10% to International Value Portfolio, 10% to International Large-Cap Portfolio and 5% to Emerging Markets Portfolio.

The total allocated is 100%: Category A = 30%, Category B = 45% and Category C = 25%. If you want to include all 4 Categories when creating your model, you could adjust your allocation percentages in Categories A, B and C and allocate up to 25% to any combination of the Investment Options in Category D. Keep in mind that you may select any Investment Option within a Category and the allocation percentages among the Categories must total 100%.

Category A – Fixed Income Investment Options
Diversified Bond Portfolio	Emerging Markets Debt Portfolio	Fidelity® VIP Government Money Market Portfolio	Floating Rate Income Portfolio
High Yield Bond Portfolio	Inflation Managed Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio
Templeton Global Bond VIP Fund
Category B – Domestic Equity Investment Options
American Funds IS Growth Fund	American Funds IS Growth-Income Fund	Growth Portfolio	Large-Cap Growth Portfolio
Equity Index Portfolio	Focused Growth Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio

Large-Cap Value Portfolio	Large-Cap Core Portfolio (formerly called Main Street Core Portfolio)	Small-Cap Growth Portfolio	Small-Cap Index Portfolio
Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Dividend Growth Portfolio	Value Portfolio

Small-Cap Value Portfolio
Category C – International Equity and Sector Investment Options
Emerging Markets Portfolio	Health Sciences Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
International Value Portfolio	Franklin Mutual Global Discovery VIP Fund	Real Estate Portfolio	Technology Portfolio
Category D – Asset Allocation Investment Options
American Funds IS Asset Allocation Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio

Franklin Allocation VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Janus Henderson Balanced Portfolio	MFS Total Return Series
Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Portfolio Optimization Moderate-Conservative Portfolio
Portfolio Optimization Aggressive-Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Moderate Portfolio
State Street Total Return V.I.S. Fund

You may make transfers between Investment Options within a particular Category or from one Category to another Category as long as you follow the Custom Model parameters. Transfers made will be subject to any transfer and market timing restrictions (see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions). Subsequent Purchase Payments will be allocated according to your current model allocation instructions. Any future allocations must comply with the Custom Model parameters in order to remain in the program. Any withdrawals must be made on a pro rata basis from each of the Investment Options you selected for your model.

You may terminate your participation in the Custom Model program at any time. However, if you own an optional living benefit rider and do not allocate your entire Contract Value to another asset allocation model or Investment Options we make available for the Riders, your Rider will terminate. If you allocate any subsequent Purchase Payment or Contract Value inconsistent with the Custom Model parameters, make transfers between Investment Options outside the Custom Model parameters, or do not make a withdrawal on a pro rata basis, you will no longer be participating in the Custom Model program and your Rider will terminate. Work with your financial professional and consider your options before making any Investment Option transfers. Any changes in the allocation percentages due to market performance will not be a violation of the program, since the model you created will automatically be rebalanced on a quarterly basis.

We are under no contractual obligation to continue this program and have the right to terminate or change the Custom Model program at any time.

Systematic Transfer Options

We offer 2 systematic transfer options: dollar cost averaging and portfolio rebalancing. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year.

Dollar Cost Averaging

We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Contract Value from any one Investment Option to one or more of the other Variable Accounts. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Contract Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum Variable Account, Fixed Account and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. Currently, we are not enforcing the minimum duration but we reserve the right to enforce such minimum in the future. We will provide you at least 30 calendar days prior notice before we enforce the minimum duration period. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Variable Investment Option A, 40% in Variable Investment Option B, and 30% in Variable Investment Option C). Periodically, we will “rebalance” your values in the elected Variable Investment Options to the percentages you have specified. Rebalancing may result in transferring amounts from a Variable Investment Option earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the Systematic Transfer Programs—Portfolio Rebalancing subsection of the SAI.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option. If you purchased an optional living benefit rider, you may only transfer your Account Value to an allowable Investment Option made available for the riders or your rider will terminate. See the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX – Living Benefit Investment Allocation Requirements subsection.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Investment Option prior to the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Capital World Bond Fund	American Funds IS Capital World Growth and Income Fund	American Funds IS Global Balanced Fund

American Funds IS Global Growth Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio

Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Delaware Ivy VIP Energy (formerly called Ivy VIP Energy)	MFS Total Return Series
MFS Utilities Series	Invesco V.I. Global Fund )	Invesco Oppenheimer V.I. International Growth Fund	State Street Total Return V.I.S. Fund

Templeton Global Bond VIP Fund

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Capital World Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Growth Fund	American Funds IS Growth-Income Fund	American Funds IS American High-Income Trust
American Funds IS Managed Risk Allocation Fund	American Funds IS The Bond Fund of America	American Funds IS U.S. Government Securities Fund	American Funds IS Washington Mutual Investors Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Resources Fund

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS The Bond Fund of America, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not

make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option or the Fixed Account are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, approved corporate owned life insurance policy rebalancing programs or automatic quarterly rebalancing under the Custom Model program are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial professional immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may (with prior written notice) transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Contract Value

The Contract Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

On each Valuation Date, the portion of the Contract Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Contract Value, below. No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Contract Value allocated to the Variable Accounts.

Determination of Contract Value

The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Contract Value has been allocated, Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of a Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of a Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at the close of the New York Stock Exchange which is usually 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

The Accumulation Unit value of each Variable Account’s unit initially was $10. Determination of the value of the net assets of a Variable Account takes into account the following:

• the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of a Fund,

• any dividends or distributions paid by the corresponding Portfolio,

• the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and

• the mortality and expense Risk Charge under the Contract.

Your Variable Account Value Will Change

After we credit your Contract with Accumulation Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Accumulation Unit Value will not change the number of Units credited to your Contract.

Accumulation Unit Values will vary in accordance with the investment performance of the corresponding Portfolio.

For example, the value of Units in the Managed Bond Accumulation will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Accumulation Unit Values are also adjusted to reflect the applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Accumulation Units on each Business Day. The SAI contains a detailed discussion of these calculations.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

CHARGES, FEES AND DEDUCTIONS

Contingent Deferred Sales Charge

We do not make any deduction for sales charges from Purchase Payments paid for a Contract before allocating them to your Contract Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. No charge will be imposed upon:

• payment of death benefit proceeds under the Contract except for certain non-natural Owners,

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

• annuitization if your Contract has been in force 2 years.

If an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least 5 years. After the 1st Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence In Proper Form, and certain other conditions specified in the Contract.

If you annuitize your Contract by electing the GIA Plus Annuity Option, the waiver of withdrawal charges described above will not apply.

Amounts withdrawn as allowable annual withdrawal amounts under a guaranteed minimum withdrawal benefit rider are generally subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. However, withdrawal charges are not incurred for allowable withdrawals under the guaranteed minimum withdrawal benefit riders. See the How the Rider Works subsection of each guaranteed minimum withdrawal benefit rider for more information.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described in the Optional Withdrawals subsection, during a Contract Year, you may withdraw amounts up to your “Eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all Purchase Payments that have an “age” of less than 6 years, plus 100% of all remaining Purchase Payments that have an “age” of 6 years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your earnings and will be free of the withdrawal charge. Withdrawals of mandatory required distributions from certain Qualified Plans and the maximum annual withdrawal amount allowed under a living benefit rider count towards the calculation of the free withdrawal amount for a Contract Year. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Purchase Payments of $17,000) free of any withdrawal charge.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
1	6%
2	6%
3	5%
4	4%
5	3%
6	0%

For purposes of the charge, a withdrawal will be attributed to Purchase Payments in the order they were received by us, then earnings and before any deductions for other charges due or taxes are made, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which Purchase Payments were allocated. We also account for any eligible Purchase Payments that are still in the surrender charge period that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge – Withdrawals Free of a Withdrawal Charge. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. 10% of all Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract Year. The amount of the withdrawal charge applied would be $365 ($9,000 - $1,700 = $7,300; $7,300 x 5% = $365).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

We deduct a monthly administrative charge equal to 0.0125% multiplied by a Contract’s Contract Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract’s Contract Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to 0.01% (0.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to 0.005% (0.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract’s Contract Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

Maintenance Fee

During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract’s Contract Value in each Variable Account and the Fixed Account. Upon a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which Purchase Payments received in the first Contract Year equal $50,000 or more, or if you make a full withdrawal on a day other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account. Any portion of the annual fee we deduct from a fixed option (if available under the Contract) will not be greater than the annual interest credited in excess of the options minimum guaranteed interest rate.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of the transfer. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Optional Rider Charges

The following disclosure applies to the Enhanced Income Select (Single), CoreIncome Advantage Select (Single), CoreIncome Advantage 4 Select (Single), Income Access Select and GPA 3 Select Riders.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. The applicable maximum annual charge percentage is based on the 10-Year Treasury Rate (the monthly average as published by the Federal Reserve which can be obtained at www.federalreserve.gov). Prior to purchase, speak with your Financial Professional or contact us directly for the current annual charge percentage in effect for a particular rider.

	Maximum Annual Charge Percentage Under the Rider
Optional Living Benefit Rider	10-Year Treasury Rate Monthly Average Less than 2.00%	10-Year Treasury Rate Monthly Average 2.00% to 3.99%	10-Year Treasury Rate Monthly Average 4.00% or more	To determine the amount to be deducted, the percentage that applies to you is multiplied by the:	The Charge is deducted on each:
Enhanced Income Select (Single)[1]	2.25%	2.00%	1.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
CoreIncome Advantage Select (Single)	2.00%	1.50%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 4 Select[3] (Single)	1.00%	0.75%	0.50%	Protected Payment Base	Quarterly Rider Anniversary
Income Access Select[3]	2.75%	2.25%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
GPA 3 Select	2.25%	2.00%	1.75%	Guaranteed Protection Amount[2]	Quarterly Rider Anniversary

1 Enhanced Income Select Rider. If there is a rider price increase, you can elect to opt out of the most recent price increase if the election is made within sixty (60) calendar days after your Contract Anniversary date. Such an election will result in a reduction or termination of certain features and benefits under the rider. You can find complete information on this opt out in the Opt-Out – Rider Price Changes subsection for the Enhanced Income Select Rider. See OPTIONAL LIVING BENEFIT RIDERS.

2  Protected Payment Base or Guaranteed Protection Amount is defined, where applicable, in the Rider Terms subsection for each rider referenced above. See OPTIONAL LIVING BENEFIT RIDERS.

3 For Riders no longer available for purchase, the Protected Payment Base is defined, where applicable, in the Rider Terms subsection for each rider referenced above. See OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX.

Generally, as economic factors improve, the annual charge percentage may decrease and as economic factors decline, the annual charge percentage may increase. The annual charge will change based on current economic factors including interest rates and equity market volatility but is subject to the maximum annual charge percentage in the table above. We determine, at our sole discretion, whether a change in the current annual charge percentage will occur subject to the maximum annual charge percentage in the table above. This rider pricing structure is intended to help us provide the guarantees under the riders.

Every 3 months, generally on or about February 1, May 1, August 1 and November 1, we declare what the annual charge percentage will be for the following 3 month period (e.g. May through July). For example, when determining the annual charge percentage for May 1, we will use the 10-Year Treasury Rate monthly average for the month of March to see which maximum annual charge is in effect, and then determine, at our sole discretion, whether a change in the current annual charge percentage will occur. The annual charge percentage may be less than the applicable maximum annual charge percentage shown in the table above. See the hypothetical examples below.

If you purchase a rider, the charge is deducted every 3 months following your Rider Effective Date (“Quarterly Rider Anniversary”) and your initial annual charge percentage is guaranteed not to change until the 1st Contract Anniversary after the Rider Effective Date. The charge is deducted in arrears each Quarterly Rider Anniversary and will be deducted while the Rider remains in effect and when the Rider terminates.

Beginning on the 1st Contract Anniversary after the Rider Effective Date, and on any subsequent Contract Anniversary, we may change the annual charge percentage. The annual charge percentage may increase or decrease each Contract Anniversary. Any increase in the annual charge percentage will not exceed 0.50% from the previous Contract Year. The 0.50% limitation does not apply to any annual charge percentage decreases which could be more than 0.50%. If a change to your annual charge percentage is made, the new annual charge percentage will remain the same until your next Contract Anniversary. You will receive the applicable annual charge percentage in effect for new issues of the same rider, subject to the maximum annual charge and 0.50% increase limit.

Here are a few hypothetical examples using CoreIncome Advantage Select (Single) to help you understand how the annual charge percentage may change over time.

Example 1 – Purchasing a new Rider: The annual charge percentage in effect for February 1st is 1.15% and the 10-Year Treasury Rate is 2.10%. You purchase the Rider on March 15th (your Rider Effective Date). You will be charged 1.15% until your next Contract Anniversary.

Example 2 – Increase in annual charge percentage of less than 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.40% and the 10-year Treasury Rate is 1.90%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.40% until your next Contract Anniversary since that is the annual charge percentage in effect for new issues of the same Rider, 1.40% is less than the 2.00% maximum annual charge and your charge increased by less than 0.50%.

Example 3 – Increase in annual charge percentage subject to 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.80% and the 10-year Treasury Rate is 1.50%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.65% until your next Contract Anniversary because we cannot increase your annual charge by more than 0.50% from the previous Contract Year and 1.65% is less than the 2.00% maximum annual charge.

Example 4 – Decrease in annual charge percentage: The annual charge percentage in effect for February 1st of the current year is now 0.60% and the 10-year Treasury Rate is 3.10%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Using the table above, since the 10-Year Treasury Rate used is the “2.00% to 3.99%” breakpoint, the maximum annual charge percentage that may be declared is 1.50%. Your new annual charge percentage will be 0.60% until your next Contract Anniversary.

Should the 10-Year Treasury Rate no longer be available, we will substitute the 10-Year Treasury Rate (monthly average) with another measure for determining the annual Rider charge percentage. However, the maximum fee percentages in the table provided in your Rider will not change as long as your Rider remains in effect.

If your Rider terminates on a Quarterly Rider Anniversary (for reasons other than death), the entire charge for the prior quarter will be deducted on that Quarterly Rider Anniversary. If your Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

The following disclosure applies to the CoreIncome Advantage Plus (Single), CoreIncome Advantage 5 Plus (Single), CoreIncome Advantage 5, CoreProtect Advantage, CoreIncome Advantage, Flexible Lifetime Income Plus (Single), Foundation 10, Automatic Income Builder, Flexible Lifetime Income (Single), Lifetime Income Access Plus, Income Access Plus, Income Access, Guaranteed Protection Advantage 3, Guaranteed Protection Advantage 5, Guaranteed Protection Advantage, Guaranteed Income Advantage Plus, Guaranteed Income Advantage 5 and Guaranteed Income Advantage II Riders.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options on a proportionate basis.

Depending on which Rider you own, the charge is deducted each Contract Anniversary or every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect, when the Rider terminates and for some Riders on the Annuity Date. The annual charge for GIA 5 and GIA II will be charged on the Annuity Date if the Rider is still in effect. The charge is deducted in arrears each Contract Anniversary or Quarterly Rider Anniversary.

If your Rider charge is deducted each Contract Anniversary and your Rider terminates on a Contract Anniversary, the entire charge for the prior year will be deducted on that anniversary. If the Rider terminates prior to a Contract Anniversary, a prorated charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider charge is deducted each Quarterly Rider Anniversary and your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of the minimum guaranteed interest rate specified in your Contract. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider annual charge percentage may change if a Step-Up/Reset occurs under the Rider provisions. However, the annual charge percentage will not exceed the maximum annual charge percentage (indicated in the table below) for the applicable Rider. You may elect to opt-out of a Reset and your annual charge percentage will remain the same as it was before the Reset. If an Automatic Reset or Owner-Elected Reset never occurs, the annual charge percentage established on the Rider Effective Date is guaranteed not to change. You can find more information about Protected Payment Base, Step-Up/Reset, Automatic Reset and Owner-Elected Reset for each applicable rider in the OPTIONAL LIVING BENEFIT RIDERS section.

Annual Charge Percentage Table

Optional Rider[1]	Current Annual Charge Percentage	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
CoreIncome Advantage Plus (Single)	1.20%	1.20%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 5 Plus (Single)	1.50%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 5	1.20%	1.20%	Protected Payment Base	Quarterly Rider Anniversary
CoreProtect Advantage	1.50%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage	1.00%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
Flexible Lifetime Income Plus (Single)	1.50%	1.50%	Protected Payment Base	Contract Anniversary
Foundation 10	1.50%	1.50%	Protected Payment Base	Contract Anniversary
Automatic Income Builder	1.50%	1.50%	Protected Payment Base	Contract Anniversary
Flexible Lifetime Income (Single)	1.20%	1.20%	Protected Payment Base	Contract Anniversary
Lifetime Income Access Plus	1.20%	1.20%	Contract Value	Contract Anniversary
Income Access Plus	1.20%	1.20%	Contract Value	Contract Anniversary
Income Access
If the Rider Effective Date is on or after October 1, 2012	1.75%	1.75%	Contract Value	Contract Anniversary
If the Rider Effective Date is before October 1, 2012	0.75%	0.75%	Contract Value	Contract Anniversary
Guaranteed Protection Advantage 3 (GPA 3)
If the Rider Effective Date is on or after October 1, 2012	1.75%	1.75%	Guaranteed Protection Amount	Contract Anniversary
If the Rider Effective Date is before October 1, 2012	1.00%	1.00%	Guaranteed Protection Amount	Contract Anniversary
Guaranteed Protection Advantage 5 (GPA 5)	0.75%	0.75%	Contract Value	Contract Anniversary
Guaranteed Protection Advantage (GPA)	0.10%	0.10%	Contract Value	Contract Anniversary
Guaranteed Income Advantage Plus (GIA Plus)[2]	0.75%	0.75%	Greater of Contract Value or Guaranteed Income Base	Contract Anniversary
Guaranteed Income Advantage 5 (GIA 5)	0.40%	0.75%	Contract Value	Contract Anniversary
Guaranteed Income Advantage II (GIA II)	0.70%	1.00%	Contract Value	Contract Anniversary

1 The table above reflects the current and maximum annual charge percentages for each applicable rider. Due to the timing of Resets/Step-Ups under a rider, if applicable, your actual current annual charge percentage could be higher or lower than what is stated above. To confirm which annual charge percentage applies to your rider, speak with your financial professional or call us at (800) 722-4448 to confirm the current rider charges that apply to you.

2 If you purchased GIA Plus and the Rider Effective Date is before May 1, 2009, the charge percentage is equal to 0.50%.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

For Contracts issued before May 1, 2007, we may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, financial professionals and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons. If such Contracts are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable annuity, optional benefits and underlying

Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Contract through PSD, must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts.

The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Purchase Payments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, in most states you may not receive any amount credited if you return your Contract during the Free Look period as described under WITHDRAWALS – Right to Cancel (“Free Look”).

For certain trusts, we may change the order in which withdrawals are applied to Purchase Payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner’s Contract Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Premium Tax and Other Taxes

Various states and municipalities impose a tax on premiums (“premium tax”) on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant’s state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that we incur on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the amount of the transaction, the aggregate amount of the Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX ISSUES – Taxes on Pacific Life.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses are paid out of Portfolio assets and may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses involving both the fund-of-fund portfolio’s fees and expenses as well as the proportional share of the fees and expenses of the underlying funds in which the fund-of-fund portfolio invests. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION

General

You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant’s 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. We may, at our sole discretion, allow you to extend your Annuity Start Date. We reserve the right, at any time, to not offer any extension to your Annuity Start Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Start Date beyond age 95. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant’s 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner’s reaching Age 59½.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Contract Value in the Investment Options (which excludes Contract Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes and/or other taxes, prorated portion of maintenance fee due, any Optional Rider Charges and any applicable Contingent Deferred Sales Charge. However, no Contingent Deferred Sales Charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. If you have a Non-Qualified Contract, your automatic option will be Life with a ten year Period Certain. If you have a Qualified Contract, your automatic option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, we reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000 (this minimum annuitization amount does not apply if a guaranteed minimum income benefit rider annuity option is elected). Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 calendar days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

Option 1 – Life Income with Guaranteed Payment of 10 or 20 Years

Periodic payments are made to the designated payee during the lifetime of the Annuitant with payments guaranteed for a specified period, which may be ten or twenty years, as elected.

Option 2 – Joint and Survivor

Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are based on the life of the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. Payments made based on the life of the secondary Annuitant may be in installments equal to 50%, 66 2/3% or 100% of the original payment amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 3 – Joint and Last Survivor

Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 4 – Fixed Payments for Specified Period

Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed 3 through 30 years (in full years only).

Option 5 – Fixed Payments of a Specified Amount

Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner’s estate.

If the Annuitant dies before the guaranteed payments under Annuity Options 1 and 4 are completed, we will pay the remainder of the guaranteed payments to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Contingent Owner;

• the Beneficiary, or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

• the Joint Owner;

• the Contingent Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Selection of an Option

You should carefully review the Annuity Options with your financial or tax advisor, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70½ (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant’s 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

DEATH BENEFITS

Death Benefit

If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant’s death and instructions regarding payment to the Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the

Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner’s estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner’s estate.

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the 5th Contract Anniversary, the amount of the death benefit will be the greater of:

• the Contract Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or

• the aggregate Purchase Payments received less any reductions caused by previous withdrawals.

Unless otherwise required by state insurance authorities, after the 5th Contract Anniversary the amount of the death benefit will be the greater of:

• the Contract Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment,

• the aggregate Purchase Payments received less any reductions caused by previous withdrawals, or

• subject to approval of state insurance authorities, the “Minimum Guaranteed Death Benefit”.

After the 5th Contract Anniversary up to the 10th Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Contract Value on the 5th Contract Anniversary plus any premiums received after the 5th Contract Anniversary and less any reductions caused by previous withdrawals taken after the 5th Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding 5th Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Contract Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any Purchase Payments since such 5th Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each 5th Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for Purchase Payments).

For purposes of the calculations to determine the Death Benefit, the reductions caused by previous withdrawals are calculated by multiplying aggregate Purchase Payments received, the Contract Value at the 5th Contract Anniversary, or most recent Minimum Guaranteed Death Benefit, as applicable, prior to each withdrawal by the ratio of the amount of the withdrawal to the Contract Value immediately prior to each withdrawal.

The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A qualified tax advisor should be consulted in considering Annuity Options.

Death of Owner

If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner’s death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner’s estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant’s Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant’s Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Start Date. The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract. For any Designated Beneficiary other than a surviving spouse, any death benefit proceeds under this Contract must begin distribution within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death, or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under Section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof In Proper Form of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The death benefit is as stated in the Death Benefit subsection, except that the Owner’s Age, as opposed to the Annuitant’s, is used in determining the death benefit.

If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant’s Beneficiary, if the Owner is the Annuitant’s Beneficiary, the “Death Benefit” will be the Contract Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive, In Proper Form, the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner’s estate. See FEDERAL TAX ISSUES for a discussion of the tax consequences in the event of death.

The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

WITHDRAWALS

Optional Withdrawals

You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract’s Contract Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

The proceeds received upon a full withdrawal will be the Contract’s Full Withdrawal Value. The Full Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, applicable contingent deferred sales charge, any Optional Rider Charges, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer, which must be at least $100. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Contract Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $500 and there is an optional withdrawal benefit rider in effect.

The amount of a partial withdrawal will be withdrawn proportionately from your Contract Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. Partial withdrawals from the Fixed Account in any Contract Year may be subject to restrictions. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge.

A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES, FEES AND DEDUCTIONS – Premium Tax and Other Taxes.

A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a tax penalty. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restriction on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX ISSUES.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third-party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Pre-authorized Scheduled Withdrawals

We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by notifying us In Proper Form. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Contract Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The calendar day of the month that you wish each scheduled withdrawal to be effected may also be elected. If you have a guaranteed minimum withdrawal benefit rider in effect, preauthorized scheduled withdrawals cannot take place on your Contract Anniversary.

Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer, which must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value may be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract’s Full Withdrawal Value to equal zero.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract, but may vary if required by state law or if you are replacing another annuity contract or life insurance policy. The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges, and minus any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS – Waivers and Reduced Charges. You bear the investment risk on any additional amount credited. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value, plus any amount that may have been deducted as Contract fees and charges.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business, the Free Look period may be extended and the amount returned (Purchase Payment versus Contract Value) may be different than for non-replacement business. Please consult with your financial professional if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any optional rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether an optional rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• CoreIncome Advantage Select (Single)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders vary in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, for a single life), and what age lifetime withdrawals may begin (65 for the CoreIncome Advantage Select riders), if applicable. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. The riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero.

You can find complete information about each rider and its key features and benefits below.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form. You can find complete purchasing and eligibility information about each optional Rider in the Purchasing Your Rider subsection of each Rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits, the failure to receive lifetime withdrawals under a Rider, or termination of the Rider.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 calendar day period. We reserve the right to refuse a Reset/Step-Up request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some living benefit riders based upon the client’s age or other factors. You should work with your financial professional to decide whether a living benefit rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider (except for GIA II). Work with your financial professional before taking a loan.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of a living benefit rider prior to purchase.

Living benefit riders have investment allocation requirements. By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. You can find the requirements in the Living Benefit Investment Allocation Requirements section of the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT—Living Benefit Investment Allocation Requirements.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum income benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN
Enhanced Income Select (Single)	Enhanced Income Select (Single) (version effective May 1, 2020) CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.

CoreIncome Advantage Select (Single)	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
Income Access	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
CoreIncome Advantage Plus (Single)	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
CoreIncome Advantage 5 Plus (Single)	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
CoreIncome Advantage	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Income Access Plus	Enhanced Income Select (Single) (version effective May 1, 2020) CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.

Lifetime Income Access Plus	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.

CoreIncome Advantage 5	Enhanced Income Select (Single) (version effective May 1, 2020)	On any Contract Anniversary.
	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

CoreProtect Advantage	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
Flexible Lifetime Income (Single)	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Flexible Lifetime Income Plus (Single)	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	. On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

Foundation 10	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.
Automatic Income Builder	CoreIncome Advantage Select (Single) (version effective May 1, 2020)	On any Contract Anniversary beginning with the 5th Contract Anniversary measured from the Contract issue date.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base and any applicable Protected Payment Amount, Enhanced Income Amount and remaining balance of the annual Protected Payment Amount that may be applied. In other words, your existing Protected Bases will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages, annual credit percentages, and lifetime income age requirements that differ between the Riders listed above. Work with your financial professional prior to electing an exchange.

Optional Riders Not Available for Purchase

The Enhanced Income Select (Single), CoreIncome Advantage Plus (Single), CoreIncome Advantage 4 Select (Single), CoreIncome Advantage 5 Plus (Single), CoreProtect Advantage, CoreIncome Advantage 5, CoreIncome Advantage, Flexible Lifetime Income Plus (Single), Automatic Income Builder, Flexible Lifetime Income (Single), Foundation 10, Lifetime Income Access Plus, Income Access Plus, Income Access, Income Access Select, GPA 3, GPA 5, GIA 5, GIA II and GIA Plus Riders are no longer available for purchase. If you purchased one of these Riders, you will find more information about the Rider in OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE APPENDIX.

CoreIncome Advantage Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider - Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base computed on that date. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will equal 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

The rider charge is a percentage of the Protected Payment Base and is based on the 10-Year Treasury Rate. The charge is assessed quarterly and deducted in arrears against your Variable Investment Options each Quarterly Rider Anniversary. See the FEE TABLE and CHARGES, FEES AND DEDUCTIONS—Optional Living Benefit Rider Charges for more information.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5.00% (5.75% for the Rider version in effect on or after May 1, 2019 and before May 1, 2020) of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES. – Qualified Contracts-General Rules - Taxes Payable.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS APPENDIX for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any subsequent Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of an Excess Withdrawal (see Rider Terms), and the Designated Life is age 65 or older, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached COREINCOME ADVANTAGE SELECT (SINGLE) SAMPLE CALCULATIONS APPENDIX. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage (GPA)

Purchasing the Rider

This Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

You may purchase this Rider on the Contract Date or on any subsequent Contract Anniversary if:

• the age of each Annuitant is 80 years or younger on the date of purchase,

• the date of the purchase is at least 10 years before the Annuity Date, and

• you allocate your entire Contract Value according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

Number of Years Since Beginning of Term	Percentage of Purchase Payment Added to Guaranteed Protection Amount
1 through 4 5 6 7 8 through 10	100%
90%
85%
80% 75%

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

• all Annuitant(s) are 80 years or younger at the start of the new Term, and

• the new Term does not extend beyond the Annuity Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the Annuity Date. If the surviving spouse elects to not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term. For more information regarding repurchasing, see the Rider with your Contract.

Termination

The Rider will remain in effect until the earlier of:

• the end of a Term (unless the Rider renews for another Term – see the Rider attached to your Contract for further information),

• the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day you exchange this Rider for another guaranteed minimum accumulation benefit Rider,

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Our subsidiary, Pacific Select Distributors, LLC (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account

Pacific Select Variable Annuity Separate Account is a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of ours other than those arising from the Contracts. We are obligated to pay all amounts promised to investors under the Contracts.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found www.PacificLife.com.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the More on Federal Tax Issues section in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Fund are automatically reinvested in such Fund unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call (800) 722-4448 with any questions about the required withholding information. Financial professionals may call us at (800) 722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be affected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your financial professional, by calling our Contract Owner number at (800) 722-4448, or on our website at www.PacificLife.com. Financial professionals can call (800) 722-2333. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary, and commence after you have separated from service (if payments are made from a qualified retirement plan),

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, that are permitted to be rolled over to an eligible retirement plan, are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA.

Distributions that are not an eligible rollover distribution include:

• any distribution that is a minimum distribution required under the Code, which includes any annuity payment made on or after January 1 of the year you turn age 72 (or 70 ½ if born prior to July 1, 1949);

• any portion of the distribution that is not includable in gross income because it is a return of any after-tax contributions;

• any distribution that is part of a series of substantially equal periodic payments made over your life or the lives or you and your designated beneficiary, or made for fixed period of at least 10 years.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated beneficiaries calculate RMDs using the Single Life Table (Table I, Appendix B, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “eligible designated beneficiary” or not. An eligible designated beneficiary includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These eligible designated beneficiaries may take their distributions over the beneficiary's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 21. Additionally, a surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or the surviving spouse’s RBD.

Designated beneficiaries, who are not an eligible designated beneficiary, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant. IRS and Treasury have released proposed regulations that require a beneficiary to take distributions “at least as rapidly” as the Owner/Annuitant died after his RBD and had begun receiving minimum distributions. These proposed regulations require the beneficiary to continue receiving distributions during the 10 years following the Owner/Annuitant’s death. Please consult your tax advisor for more information about these new proposed regulations and the impact they may have on your situation.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited IRA. If a Beneficiary was subject to the 5 year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), and

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, and

• may be further limited to comply with the RMD requirements for beneficiaries (e.g. the 10-year rule).

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Code Section 403(b) with respect to amounts that accrued after December 31, 1986.

Annuity payments made on or after January 1st of the year the Owner/Annuity turns 72 (or 70½ if born prior to July 1, 1949) are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract. See ADDITIONAL INFORMATION – Loans and More on Federal Tax Issues – Loans in the SAI for more information on loans.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts may be available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 72 (or 70½ if born prior to July 1, 1949). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59½, severance from employment, death, disability, or financial hardship. Code Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and the regulations, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax-exempt employers may defer compensation through an eligible plan under Code Section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59½. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of each shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Fund Portfolio held in the Variable Accounts at any regular and special meetings of the shareholders of a Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of each Fund in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner’s Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by each Fund for determining shareholders eligible to vote at the meeting of each Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of each Fund.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Loans

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 6%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 4.25%. The net amount of interest you pay on your loan will be 1.75% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the calendar day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. The Contract Debt is not available to pay for any Contract charges while in the Loan Account.Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments. .

Loans may have a negative impact on Contract Value and the Death Benefit. Taking a loan while an optional living benefit rider is in effect will terminate your Rider. Work with your financial professional before taking a loan. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see Federal Tax Issues – Loans in the SAI.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Substitution of Investments

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of a Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of a Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of a Fund or of a different Fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Variable Account or the Separate Account, we will provide notice, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of a Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent Purchase Payments.

Reports to Owners

Confirmations will be sent out upon unscheduled Purchase Payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals and optional living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Full Withdrawal Value, any Contract Debt, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmation of your transactions under the pre-authorized investment program, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible, preferably within 30 calendar days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. When you write, tell us your name, contract number and a description of the suspected error.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may generally receive aggregate commissions of up to 7.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Account Value considered in connection with the trail commission.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Funds purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2 and Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Ivy Distributors, Inc. pays us for each Ivy Variable Insurance Portfolio (Class II) held by our separate accounts. Janus Henderson Investors US LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. JPMorgan Investment Management Inc. pays us for each JPMorgan Insurance Trust portfolio (Class 2) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS

Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (Class S) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Class S) held by our separate accounts.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day. Financial professionals may call us at (800) 722-2333.

Please send your forms and written requests or questions to our Service Center:

Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life Insurance Company

P.O. Box 2290

Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life Insurance Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.

See the Termination subsections of the CoreIncome Advantage Select (Single and Joint) riders for Connecticut Owner change distinctions.

For Foundation 10 issued in the state of Washington, the annual rider charge is the current charge percentage multiplied by the Contract Value. For Guaranteed Protection Advantage 5 (GPA 5) issued in the state of Washington, the current charge percentage is 0.55%.

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the calendar day you receive your Contract. If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1, 2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

• We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Fidelity® VIP Government Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 calendar days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Fidelity® VIP Government Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

• If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Fidelity® VIP Government Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you request a transfer of all or any portion of your Contract Value from the Fidelity® VIP Government Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

• If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

• We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

• If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

• Once you elect this option, it may not be changed.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Variable Annuity Separate Account are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

You may allocate all or a portion of your Investments to the Fixed Account and you may transfer Contract Value to the Fixed Account. Amounts allocated to a fixed option become part of our General Account, which supports our insurance and annuity obligations. In reliance on certain exemptive and exclusionary provisions, interests in the fixed options have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the fixed options have not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither any fixed option nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to any fixed option. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding any fixed option.

Amounts allocated to a fixed option become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other businesses. Any guarantees provided for under the contract or through optional riders are backed by and subject to our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Interest

Amounts allocated to a fixed option earn interest at a fixed rate or rates that are paid by us. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily (“Guaranteed Rate”). Such interest will be paid regardless of the actual investment experience of a fixed option. In addition, we may in our discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to a fixed option during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

Contract Value that was allocated or transferred to a fixed option during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to a fixed option in another Contract Year. Therefore, at any given time, various portions of your Contract Value allocated to a fixed option may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to a fixed option. We bear the investment risk for the Contract Value allocated to a fixed option and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to a fixed option.

For purposes of determining the interest rates to be credited on remaining Contract Value in a fixed option, withdrawals, loans, or transfers from a fixed option will be deemed to be taken from premiums or transfers in the order in which they were credited to a fixed option, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

The first time that the interest rate paid on any portion of your Contract Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Contract Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 calendar days with respect to that portion of Contract Value in the Fixed Account.

Death Benefit

The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in a fixed option as for a Contract that has Contract Value allocated to the Variable Accounts. See DEATH BENEFITS – Death Benefit.

Contract Charges

The contingent deferred sales charge, the administrative charge, the maintenance fee, any optional Rider Charges, and premium taxes and/or other taxes will be the same for Contract Owners who allocate Investments or transfer Contract Value to the Fixed Account, as for those who allocate Investments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Contract Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers.

For the purpose of applying the limitations, any transfers that occur on the same calendar day are considered one transfer and transfers that occur as a result of the dollar cost averaging program or the portfolio rebalancing program are excluded from the limitation.

We reserve the right to waive the restrictions that limits transfers from the Fixed Account to one transfer within the 30 calendar days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Account in any given Contract year. We may process requests for transfers from the Fixed Account that are within the maximum number of allowable transfers among the Investment Options each calendar year; e.g. transfers are limited to 25 for each calendar year.

You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Contract Value to the Variable Accounts. See WITHDRAWALS – Optional Withdrawals. In addition, to the same extent as Contract Owners with Contract Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 403(b) of the Internal Revenue Code may obtain a loan.

Payments from the Fixed Option

Full and partial withdrawals, loans, and transfers from a fixed option may be delayed for up to six months after a written request In Proper Form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to a fixed option. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

MORE ABOUT THE CONTRACT

Ownership

The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. Any Contract transaction requires the signature of all persons named jointly. Also see ADDITIONAL INFORMATION – Telephone and Electronic Transactions.

Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. Any change or addition will generally take effect only when we receive all necessary documents In Proper Form at our Service Center and record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven calendar days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period:

• during which the New York Stock Exchange is closed other than customary weekend and holiday closings,

• during which trading on the New York Stock Exchange is restricted as determined by the SEC, or

• during which an emergency, as determined by the SEC, exists as a result of which;

• disposal of securities held by the Separate Account is not reasonably practicable, or

• it is not reasonably practicable to determine the value of the assets of the Separate Account, or

• for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

We may require proof of age or survival of any person on whose life annuity payments depend.

Restriction on Withdrawals from 403(b) Programs

Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59½, separates from service, dies, becomes disabled, distributions upon termination of a Qualified Plan, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer’s Section 403(b) arrangement.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009 (or earlier if we or your 403(b) employer has entered into an agreement pursuant to the Final Regulations), we are required to provide information regarding loans or hardship distributions from your contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, in connection with your request for a loan, a hardship distribution or a rollover, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer). Finally, transfers of 403(b)s (formerly allowed under Revenue Ruling 90-24) will only be allowed where the receiving financial institution has signed an information sharing agreement with your employer.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to:

• termination of employment in all Texas public institutions of higher education,

• retirement,

• death, or

• the participant’s attainment of age 70½.

A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant’s account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

Currently we do not accept applications for Contracts issued under the Texas ORP.

APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at PacificLife.com/Prospectuses. You can also request this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See the Living Benefit Investment Allocation Requirements section after the Fund table below.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund Class II; American Century Investment Management, Inc.	0.90% [1]	23.02%	9.25%	12.67%
Provide you with a high level of current income. Its secondary investment objective is capital appreciation.	American Funds IS American High-Income Trust Class 4; Capital Research and Management CompanySM	0.80%[1]	8.18%	6.32%	6.01%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 4; Capital Research and Management CompanySM	0.80%	14.84%	11.43%	11.10%
The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.	American Funds IS Capital Income Builder® Class 4; Capital Research and Management CompanySM	0.77% [1]	14.68%	7.97%	N/A
Provide you with long-term growth of capital while providing current income.	American Funds IS Capital World Growth and Income Fund Class 4; Capital Research and Management CompanySM	0.92%[1]	14.46%	12.99%	11.39%
The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds IS Capital World Bond Fund Class 4; Capital Research and Management CompanySM	1.00%	-5.18%	3.24%	1.85%
Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	American Funds IS Global Balanced Fund Class 4; Capital Research and Management CompanySM	1.01%[1]	10.46%	10.31%	8.02%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Provide long-term growth of capital.	American Funds IS Global Growth Fund Class 4; Capital Research and Management CompanySM	0.92%[1]	16.14%	19.39%	15.41%
Provide long-term growth of capital.	American Funds IS Global Small Capitalization Fund Class 4; Capital Research and Management CompanySM	1.15%[1]	6.43%	15.16%	12.24%
Provide growth of capital.	American Funds IS Growth Fund Class 4; Capital Research and Management CompanySM	0.85%	21.69%	25.12%	19.44%
Provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 4; Capital Research and Management CompanySM	0.79%	23.80%	16.10%	15.14%
Provide long-term growth of capital.	American Funds IS International Fund Class 4; Capital Research and Management CompanySM	1.04%	-1.71%	9.37%	7.88%
Provide long-term growth of capital while providing current income.	American Funds IS International Growth and Income Fund Class 4; Capital Research and Management CompanySM	1.03%[1]	5.09%	8.49%	6.72%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	American Funds IS Managed Risk Asset Allocation Fund Class P2; Capital Research and Management CompanySM	0.90%[1]	12.50%	8.94%	N/A
Provide long-term capital appreciation.	American Funds IS New World Fund® Class 4; Capital Research and Management CompanySM	1.07%[1]	4.63%	12.96%	8.41%
Provide as high a level of current income as is consistent with the preservation of capital.	American Funds IS The Bond Fund of America Class 4; Capital Research and Management CompanySM	0.70%[1]	-0.59%	3.96%	3.02%
Provide a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds IS U.S. Government Securities Fund Class 4; Capital Research and Management CompanySM	0.72%[1]	-0.88%	3.04%	2.08%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds IS Washington Mutual Investors Fund Class 4; Capital Research and Management CompanySM	0.77%[1]	27.51%	12.22%	13.53%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.00%[1]	6.42%	9.71%	7.68%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund Class I; BlackRock Advisors, LLC	0.38%[1]	11.99%	11.27%	N/A
Seeks capital appreciation.	ClearBridge Variable Aggressive Growth Portfolio – Class II; Legg Mason Partners Fund Advisor, LLC	1.08%	10.04%	11.38%	13.53%
Seeks to provide total return.	Delaware Ivy VIP Asset Strategy Class II(formerly called Ivy VIP Asset Strategy Class II); Delaware Management Company	0.87%[1]	10.44%	11.36%	8.01%
Seeks to provide capital growth and appreciation.	Delaware Ivy VIP Energy Class II(formerly called Ivy VIP Energy Class II); Delaware Management Company	1.22%	42.00%	-11.79%	-4.25%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.85%	27.51%	19.87%	16.35%
Seeks high total return.	Fidelity® VIP FundsManager® 60% Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.90%[1]	12.21%	11.10%	9.44%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Co. LLC	0.33%	0.01%	0.76%	0.39%
Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Service Class 2; Fidelity Management & Research Co. LLC	0.91%	3.44%	5.11%	4.47%
Seeks to provide total return.	First Trust Dorsey Wright Tactical Core Portfolio Class I; First Trust Advisors L.P.	1.30%[1]	13.87%	10.57%	8.69%
Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I; First Trust Advisors L.P.	1.19%[1]	12.25%	9.54%	8.92%
Seeks to maximize current income, with a secondary objective of capital appreciation.	First Trust Multi Income Allocation Portfolio Class I; First Trust Advisors L.P.	1.16%[1]	12.69%	6.37%	5.48%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks capital appreciation, with income as a secondary goal.	Franklin Allocation VIP Fund Class 4; Franklin Advisers, Inc.	0.92%[1]	11.54%	8.54%	8.85%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund Class 2; Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%
Seeks capital appreciation.	Franklin Mutual Global Discovery VIP Fund Class 2; Franklin Mutual Advisers, LLC	1.23%	19.13%	6.42%	8.47%
Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Rising Dividends VIP Fund Class 2; Franklin Advisers, Inc.	0.88%	26.79%	16.81%	14.40%
Total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund Series II; Invesco Advisers, Inc.	1.13%[1]	9.26%	7.18%	5.99%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund Series II; Invesco Advisers, Inc.	0.80%	18.35%	9.27%	10.28%
Total return through growth of capital and current income.	Invesco V.I. Global Real Estate Fund Series II; Invesco Advisers, Inc.	1.22%	25.44%	7.27%	7.84%
Seeks capital appreciation.	Invesco V.I. Global Fund Series II; Invesco Advisers, Inc.	1.03%	15.17%	17.88%	13.96%
Seeks capital appreciation.	Invesco Oppenheimer V.I. International Growth Fund Series II; Invesco Advisers, Inc.	1.25%[1]	10.12%	11.65%	9.47%
Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio Service Shares; Janus Henderson Investors US LLC	0.86%	19.91%	14.10%	11.53%
Maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio Service Shares; Janus Henderson Investors US LLC	0.82%[1]	-1.11%	3.98%	3.43%
Seeks to maximize long-term total return.	JPMorgan Insurance Trust Global Allocation Portfolio Class 2; J.P. Morgan Investment Management Inc.	1.19%[1]	9.26%	9.98%	N/A
Seeks to maximize income while maintaining prospects for capital appreciation.	JPMorgan Insurance Trust Income Builder Portfolio Class 2; J.P. Morgan Investment Management Inc.	0.89%[1]	8.22%	6.68%	N/A
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord, Abbett & Co., LLC	0.89%	3.28%	5.66%	6.33%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord, Abbett & Co., LLC	0.71%	-0.24%	3.61%	3.32%
Seeks total return.	MFS® Total Return Series – Service Class; Massachusetts Financial Services Company	0.86%[1]	13.84%	11.61%	9.65%
Seeks total return.	MFS® Utilities Series – Service Class; Massachusetts Financial Services Company	1.03%[1]	13.82%	11.61%	9.65%
Seeks long-term growth of capital and income generation.	Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S; Neuberger Berman Investment Advisers LLC	1.06%[1]	17.94%	7.91%	N/A
Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Select Fund Core Income Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.74%	-0.39%	4.51%	N/A
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF DFA Balanced Allocation Portfolio Class D; Pacific Life Fund Advisors LLC	0.65%	12.50%	9.87%	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Western Asset Management Company, LLC)	0.64%	-1.93%	5.21%	4.67%
Seeks dividend income and long-term capital appreciation.	Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.87%	25.80%	16.99%	15.34%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC.)	1.00%[1]	-6.12%	2.27%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class I; Pacific Life Fund Advisors LLC (Invesco Advisers, Inc.)	1.05%	-8.28%	9.86%	6.28%
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.27%	28.37%	18.13%	16.22%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class I; Pacific Life Fund Advisors LLC	0.82%[1]	N/A	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.80%[1]	N/A	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.91%	4.62%	4.20%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Focused Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Janus Henderson Investors US LLC)	0.95%	19.79%	24.99%	20.06%
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.77%	23.42%	24.77%	19.09%
Seeks long-term growth of capital.	Pacific Select Fund Health Sciences Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	1.13%	12.38%	17.56%	18.94%
Seeks to provide capital appreciation.	Pacific Select Fund Hedged Equity Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.90%[1]	N/A	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.63%	5.42%	5.78%	6.10%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.67%	5.69%	5.35%	3.16%
Seeks to maximize total return.	Pacific Select Fund Intermediate Bond Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.63%	N/A	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund International Growth Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	1.04%	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.98%[1]	14.78%	12.85%	9.64%
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM, LLC.)	1.09%	13.87%	8.77%	9.60%
Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Pacific Select Fund International Value Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	0.90%	20.36%	6.14%	5.65%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.89%[1]	20.27%	24.57%	18.88%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.83%	26.12%	12.12%	12.78%
Seeks long-term growth of capital	Pacific Select Fund Large-Cap Core Portfolio Class I (formerly called Main Street® Core Portfolio); Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management, Inc.)	0.67%	27.76%	15.75%	15.16%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Managed Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.62%[1]	-1.13%	3.88%	3.53%
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Scout Investments, Inc.)	0.88%	16.40%	15.01%	13.94%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Delaware Investments Fund Advisers)	0.90%[1]	16.67%	25.37%	17.02%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.93%	27.03%	11.37%	12.38%
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	6.44%	7.83%	6.88%
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	14.33%	12.14%	10.71%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	10.62%	10.14%	8.86%
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.96%	15.68%	11.59%	10.63%
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.82%	2.20%	5.12%	4.77%
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.91%	13.12%	10.63%	9.73%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class I; Pacific Life Fund Advisors LLC	0.87%	9.18%	8.88%	8.18%
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.86%	6.28%	7.24%	6.60%
Seeks current income and long-term capital appreciation.	Pacific Select Fund Real Estate Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Real Estate Investors LLC)	0.98%[1]	40.32%	11.23%	11.02%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.63%	-0.45%	1.97%	1.61%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC)	0.90%[1]	26.46%	9.37%	11.62%
Seeks capital appreciation; no consideration is given to income.	Pacific Select Fund Small-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.84%	1.69%	23.46%	14.55%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.54%	14.24%	11.38%	12.67%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (AllianceBernstein L.P)	0.98%	35.61%	9.36%	11.67%
Seeks long-term growth of capital.	Pacific Select Fund Technology Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	1.14%	13.86%	26.41%	15.47%
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (American Century Investment Management, Inc.)	0.86%[1]	21.64%	7.82%	10.93%
Seeks to provide long-term total return from a combination of income and capital gains.	Pacific Select Fund Value Advantage Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.89%	28.52%	10.52%	10.84%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO All Asset Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.34%[1]	16.04%	8.45%	5.91%
Seeks maximum real return, consistent with prudent investment management.	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.03%[1]	33.11%	5.61%	-1.98%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	PIMCO Income Portfolio – Advisor Class; Pacific Investment Management Company, LLC	0.92%	1.89%	4.95%	N/A
Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund Class 3; SSGA Funds Management, Inc.	0.92%	13.20%	8.37%	7.78%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.76%[1]	-4.99%	-0.94%	1.13%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Class S; Van Eck Associates Corporation	1.34%	18.68%	1.99%	-0.37%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

LIVING BENEFIT INVESTMENT ALLOCATION REQUIREMENTS

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider (except for GIA II), you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value according to the following requirements:

• 100% to one allowable Asset Allocation Model, or

• 100% among allowable Investment Options.

Currently, the allowable Asset Allocation Models and Investment Options are as follows:

Allowable Asset Allocation Models
Custom Model[2]
Allowable Investment Options
American Funds IS Asset Allocation Fund	Janus Henderson Balanced Portfolio
American Funds IS Managed Risk Asset Allocation Fund	MFS Total Return Series
BlackRock Global Allocation V.I. Fund	Pacific Dynamix – Conservative Growth Portfolio
PSF DFA Balanced Allocation Portfolio	Pacific Dynamix – Moderate Growth Portfolio
PSF ESG Diversified Portfolio	Pacific Dynamix – Growth Portfolio[2]
Fidelity® VIP FundsManager 60% Portfolio	Portfolio Optimization Conservative Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Moderate-Conservative Portfolio
Franklin Allocation VIP Fund	Portfolio Optimization Moderate Portfolio
PSF Hedged Equity Portfolio	Portfolio Optimization Growth Portfolio[2]
Invesco V.I. Balanced-Risk Allocation Fund	Portfolio Optimization Aggressive-Growth Portfolio[1]
Delaware Ivy VIP Asset Strategy	State Street Total Return V.I.S. Fund

1 Only available for optional living benefit riders with a Rider Effective Date before January 1, 2009.

2 Only available for optional living benefit riders with a Rider Effective Date before May 1, 2012.

You may transfer your entire Contract Value between an allowable asset allocation model and allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value to either one allowable asset allocation model or among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Asset Allocation Models – Custom Model. You may also make transfers between the Investment Options available under the Custom Model program as long as you follow the Custom Model parameters. However, if you make transfers, subsequent Purchase Payments or change the allocation percentages within your Custom Model and they do not comply with the Custom Model parameters, you will no longer be participating in the Custom Model program and your Rider will terminate. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Custom Model for information about the program.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract.

We currently do not offer any asset allocation programs or models. We reserve the right to add or remove allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying fund’s investment objective and principal investment strategies, or changes in general market conditions). If you already invested in an allowable Investment Option, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying fund is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 10 Business Days starting from the date of our written notice (“10 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the rider. If you take appropriate corrective action and continue the rider, the rider benefits and features available immediately before the terminating event will remain in effect.

Our right to add or remove allowable Investment Options, may limit the number of Investment Options that are available to you under your Contract in the future. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Please discuss with your financial professional if this Contract is appropriate for you given our right to make changes to the allowable Investment Options.

Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

The allowable Investment Options seek to minimize risk and may reduce overall volatility in investment performance, which may reduce investment returns, and may reduce the likelihood that we will be required to provide benefits under the optional benefit Rider. The reduction in volatility permits us to more effectively provide the guarantees under the Contract.

COREINCOME ADVANTAGE SELECT (SINGLE)
SAMPLE CALCULATIONS APPENDIX

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions (such as through withdrawals, withdrawal fees, and taxes), and increases and/or decreases in the investment performance of the Subaccount.

The examples may not reflect the current percentage used to determine the Protected Payment Amount.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld) plus withdrawal charges.

• Net amount ÷ (1 - .35) + withdrawal charges (if applicable) = Gross Amount

Because the $30,000 gross withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
09/15/2021	$1,875			$100,000	$1,250
12/15/2021	$1,875			$100,000	$0
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$0
05/01/2022 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2020 Contract Anniversary			$0	$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
04/01/2021		$2,000		$100,000	$1,125
05/01/2021 Contract Anniversary				$100,000	$5,000
06/15/2021	$1,875			$100,000	$3,125
09/15/2021	$1,875			$100,000	$1,250
11/15/2021		$4,000		$96,900	$0

On 3/15/21 there was an RMD Withdrawal of $1,875 and on 4/1/21 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/20 through 4/30/21) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/21, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/21, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE APPENDIX

The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract’s Contract Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$1,000	0%	10% free withdrawal amount on premium Age 5 – No charge imposed.
$9,000	3%	Applied against remaining premium Age 5.
$1,000	0%	No charge imposed on an amount in excess of aggregate premiums received in last 5 Contract Years.

The contingent deferred sales charge would be $270.

Example 2:

A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent Premium Payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract’s Contract Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation
$5,000	0%	Applied against premiums Age 6 – No charge imposed.
$600	0%	10% free withdrawal amount applied against premium Age 5.
$1,400	3%	Applied against remaining premium Age 5.
$2,000	4%	Applied against premium Age 4.
$2,000	5%	Applied against premium Age 3.
$1,000	0%	No charge imposed on an amount in excess of aggregate premiums received in last 5 Contract Years.

The contingent deferred sales charge would be $222.

Example 3:

A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

Basis of Charge	Rate of Charge	Explanation
$200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$200	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$500	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$100	0%	10% free withdrawal amount on premium Age 2 – No charge imposed.
$100	6%	Applied against premium Age 2.

The contingent deferred sales charge would be $6.

OPTIONAL RIDERS NOT AVAILABLE
FOR PURCHASE APPENDIX

Enhanced Income Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XV Rider – Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. This amount will never be less than zero (0).

Enhanced Income Percentage – When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Reset occurs (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Enhanced Income Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is zero (0), this is the amount that will be paid each Contract Year. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within sixty (60) calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within sixty (60) calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount, regardless of market performance, until the Contract Value equals zero (0). Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Contract Value equals zero (0), you will receive the Guaranteed Lifetime Income Amount until the death of the Designated Life or when a death benefit becomes payable under the Contract. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage multiplied by the Protected Payment Base (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below). If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See example 7 in Sample Calculations belowfor a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. An Automatic Reset will increase and an Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Enhanced Income Amount will not change the Protected Payment Base. If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount, see the Withdrawal of Enhanced Income Amount subsection. The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table

For Riders with a Rider Effective Date on or after May 1, 2020:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	4.60%
65 to 69	6.60%
70 to 74	7.00%	2.75%
75 to 79	7.00%
80 and older	7.00%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

For Riders with a Rider Effective Date on or after February 19, 2019, and before May 1, 2020:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%
65 to 69	7.60%
70 to 74	8.00%	3.00%
75 to 79	8.00%
80 and older	8.00%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

For Riders with a Rider Effective Date before February 19, 2019:

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%
65 to 69	7.10%
70 to 74	7.50%	3.00%
75 to 79	7.50%
80 and older	7.50%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Withdrawal of Enhanced Income Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Enhanced Income Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (0) (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount, the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal (including an RMD Withdrawal) that did not exceed the Enhanced Income Amount, the following will apply:

• the remaining Enhanced Income Amount will be paid for that Contract Year. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Opt Out – Rider Price Changes

If there is a Rider price increase, you can elect to opt out of the most recent rider price increase if the date is within sixty (60) calendar days after a Contract Anniversary date. If you elect to opt out, the following will apply:

• if an Automatic or Owner-Elected Reset occurred on the Contract Anniversary, the Protected Payment Base and the Enhanced Income Amount will revert back to the values in place prior to the reset,

• the Annual Charge percentage will stay the same as it was before the rider price change and it will remain at that percentage as long as the Rider is in effect (the 10-Year Treasury Rate no longer applies, see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges),

• no future Automatic or Owner-Elected Resets will be available,

• the applicable Enhanced Income Percentage will be reduced by 1.50% and it will remain at that percentage as long as the Rider is in effect and the Contract Value is greater than zero (0), and

• the Guaranteed Lifetime Income Percentage will not change.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase. The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Enhanced Income Amount, or

• the day the Contract Value is reduced to zero (0) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached Sample Calculations below. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Enhanced Income Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Enhanced Income Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Enhanced Income Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Enhanced Income Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Enhanced Income Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Enhanced Income Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount is set to $10,250 (5% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Enhanced Income Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
12/15/2014	$1,875			$100,000	$0
01/01/2015			$8,000
03/15/2015	$2,000			$100,000	$0
05/01/2015 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2015 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2015. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Enhanced Income Amount. In addition, each contract year the Enhanced Income Amount is reduced by the amount of each withdrawal until the Enhanced Income Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
04/01/2014		$2,000		$100,000	$1,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
11/15/2014		$4,000		$96,900	$0

On 3/15/14 there was an RMD Withdrawal of $1,875 and on 4/1/14 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/13 through 4/30/14) did not exceed the Enhanced Income Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/14, the Enhanced Income Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/14, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Enhanced Income Amount ($5,000). As the withdrawal exceeded the Enhanced Income Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Enhanced Income Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Enhanced Income Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Enhanced Income Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Enhanced Income Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Enhanced Income Amount); the calculation is based on the Contract Value and the Enhanced Income Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to a Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Automatic Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 5% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 6% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 7% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount
1	$5,000	$99,000	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$5,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$6,120
3	$6,120	$96,909	$102,000	$6,120
4	$6,120	$97,816	$102,000	$6,120
5	$6,120	$99,691	$102,000	$6,120
6	$6,120	$98,648	$102,000	$6,120
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$6,120
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$7,350
8	$7,350	$97,650	$105,000	$7,350
9	$7,350	$96,875	$105,000	$7,350
10	$7,350	$94,078	$105,000	$7,350
11	$7,350	$98,805	$105,000	$7,350
12	$7,350	$95,478	$105,000	$7,350
13	$7,350	$92,096	$105,000	$7,350
14	$7,350	$88,660	$105,000	$7,350
15	$7,350	$89,168	$105,000	$7,350
16	$7,350	$91,619	$105,000	$7,350
17	$7,350	$92,013	$105,000	$7,350
18	$7,350	$91,349	$105,000	$7,350
19	$7,350	$89,626	$105,000	$7,350
20	$7,350	$86,844	$105,000	$7,350
21	$7,350	$82,002	$105,000	$7,350
22	$7,350	$80,099	$105,000	$7,350

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $6,120 (6% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $7,350 (7% of the Protected Payment Base).

Example #8 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Death occurs during Contract Year 27 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000
27	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the Designated Life.

Guaranteed Protection Advantage 3 Select

(This Rider is called the Guaranteed Minimum Accumulation Benefit Rider in the Contract’s Rider.)

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, or a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.

• A withdrawal of $10,000 is taken during Contract Year 7.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 – 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 ÷ $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 × 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) – (c) = $114,209 ($124,662 + 0 – $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 – $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

CoreIncome Advantage Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit VII Rider-Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the date of the death of an Owner or the date of death of the sole surviving Annuitant,

• for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts or if this Rider is issued in California),

• the day the Contingent Annuitant becomes the Annuitant (if this Rider is issued in California),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Only the Single version is available for purchase under this Contract. Any references to the Joint version do not apply.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$3,280
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic

Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$182,926	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$182,926	$7,317
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$7,680

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $8,280 = $21,720.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $21,720 ÷ ($195,000 – $8,280) = 0.1163 or 11.63%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 11.63%) = $182,926.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4% and then subtracting all of the withdrawals made during that Contract Year:
(4% × $207,000) – $30,000 = -$21,720 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (youngest Designated Life for Joint) is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
04/01/2007		$2,000		$100,000	$125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Death occurs during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage 5 Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit V Rider – Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Early Withdrawal – Any withdrawal that occurs before the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5% of the Protected Payment Base computed on that date. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) reaches age 59½, the Protected Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California).

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the oldest Owner (youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, market decline, or otherwise), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner),

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit.

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the Rider Effective Date, to exceed $100,000 without our prior approval.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of an Owner or sole surviving Annuitant. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the date of the death of an Owner or the date of death of the sole surviving Annuitant,

• for Contracts with a Non-Natural Owner, the date of death of any Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts or if this Rider is issued in California),

• the day the Contingent Annuitant becomes the Annuitant (if this Rider is issued in California),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner or if this Rider is issued in California) is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Only the Single version is available for purchase under this Contract. Any references to the Joint version do not apply.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% x $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (every Designated Life for Joint) is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 – $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant (youngest Designated Life for Joint) is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250
For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% × $205,000) since the oldest Owner (youngest Annuitant for Non-Natural Owner or if this Rider is issued in California; youngest Designated Life for Joint) reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal – amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Owner and Annuitant is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage 4 Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XII Rider – Single Life in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in Sample Calculations below for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are below in Sample Calculations. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$3,280
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$182,926	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$182,926	$7,317
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$7,680

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $8,280 = $21,720.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $21,720 ÷ ($195,000 – $8,280) = 0.1163 or 11.63%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 11.63%) = $182,926.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4% and then subtracting all of the withdrawals made during that Contract Year:
(4% × $207,000) – $30,000 = -$21,720 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,000

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
04/01/2007		$2,000		$100,000	$125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurs during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Income Access

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 7% of the Protected Payment Base as of that day, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount for a Contract Year is determined at the beginning of that Contract Year and will remain unchanged throughout that Contract Year. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which an Automatic Reset or Owner-Elected Reset occurs to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary. The terms Reset and Step-Up have the same meaning for this Rider. The term Step-Up may be used in the Rider attached to your Contract.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Income Access Rider also provides, on any Contract Anniversary beginning with the 1st anniversary of the Effective Date or most recent Reset Date, Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

Except as otherwise provided under the Required Minimum Distributions subsection below, if, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which Reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future Reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. Please discuss with your financial professional your Contract’s maximum Annuity Date when considering Reset options. A Reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may Reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the Reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to Reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Reset is effective. The Reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of this Rider, we reserve the right to restrict additional Purchase Payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

• the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$7,000	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment remains at $7,000 until the Protected Payment Amount is determined at Year 2 Contract Anniversary.

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,540 (7% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• Automatic Reset at the Beginning of Contract Year 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$7,000	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$8,540	$113,460
Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 2 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Activity	$100,000		$200,000	$200,000	$7,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$14,490	$192,000
Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$220,944	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(After Automatic Reset)		$220,944	$220,944	$15,466	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $14,490 (7% × Protected Payment Base; 7% × $207,000 = $14,490)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal amount – Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $14,490) × (1 – 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $14,490, but at the Beginning on Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$7,000	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$7,000	$96,250
09/15/2007	$1,875			$100,000	$7,000	$94,375
12/15/2007	$1,875			$100,000	$7,000	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$7,000	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$7,000	$98,125
04/01/2007		$2,000		$100,000	$7,000	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$7,000	$94,250
09/15/2007	$1,875			$100,000	$7,000	$92,375
11/15/2007		$4,000		$99,140	$7,000	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount less withdrawals already taken = $7,000 – $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount less withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount – Protected Payment Amount less withdrawals already taken; $4,000 – ($7,000 – $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $3,250) × (1 –  0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

Income Access Select

(This Rider is called the Guaranteed Withdrawal Benefit XIII Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 7% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• The Remaining Protected Balance as of that day.

The Protected Payment Amount will be reset on each Contract Anniversary to 7% of the Protected Payment Base computed on that date. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero or until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and the Protected Payment Amount.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

Depletion of Contract Value

If the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount immediately prior to that withdrawal, the following will apply:

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit (amount will be zero).

If the Contract Value is reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which Reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future Reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A Reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to Reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Reset is effective. The Reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and you want to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day the Remaining Protected Balance is reduced to zero,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the contract Value is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment is equal to $8,400 (7% of the Protected Payment Base after the Purchase Payment).

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,540 (7% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• Automatic Reset at the Beginning of Contract Year 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$0	$113,460
Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 2 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$100,000		$200,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$0	$192,000
Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$220,944	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(After Automatic Reset)		$220,944	$220,944	$15,466	$220,944

For an explanation of the activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $14,490 (7% x Protected Payment Base; 7% x $207,000 = $14,490)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal – amount Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $14,490) × (1 – 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0, but at the Beginning of Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$5,125	$96,250
09/15/2007	$1,875			$100,000	$3,250	$94,375
12/15/2007	$1,875			$100,000	$1,375	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
04/01/2007		$2,000		$100,000	$3,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$5,125	$94,250
09/15/2007	$1,875			$100,000	$3,250	$92,375
11/15/2007		$4,000		$99,140	$0	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount less withdrawals already taken = $7,000 - $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount reduced by withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount – (Protected Payment Amount – withdrawals already taken); $4,000 – ($7,000 – $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $3,250) × (1 – 0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

Guaranteed Protection Advantage 3 (GPA 3)

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs (death of any Annuitant for Non-Natural Owners), or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date. Additionally, a Step-Up is not available on the 10th anniversary of a Term.

The annual charge percentage may change if you elect a Step-Up, but it will never be more than the maximum annual charge percentage associated with the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the Term of the Rider, your annual charge percentage will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day you exchange this Rider for another guaranteed minimum accumulation benefit Rider,

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

Guaranteed Protection Advantage 5 (GPA 5)

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. However, the Rider charge will be based on the Contract Value which may include any subsequent Purchase Payments that are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs (death of any Annuitant for Non-Natural Owners), or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date. Additionally, a Step-Up is not available on the 10th anniversary of a Term.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the Contract Anniversary immediately following the date any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date of the first death of an Owner or the date of death of the last surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day you exchange this Rider for another guaranteed minimum accumulation benefit Rider,

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.

• A withdrawal of $10,000 is taken during Contract Year 7.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 – 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 * 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) – (c) = $114,209 ($124,662 + 0 – $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 – $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

CoreProtect Advantage

(This Rider is called the Guaranteed Withdrawal Benefit IV Rider in the Contract’s Rider.)

Rider Terms

Annual Credit – An amount added to the Annual Credit Value.

Annual Credit Value – One of two values (the other value is the Highest Anniversary Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date.

The Annual Credit Value is increased each year by any Annual Credits, plus any subsequent Purchase Payments received from the most recent Contract Anniversary, during the periods described above.

The initial Annual Credit Value is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Highest Anniversary Value – One of two values (the other value is the Annual Credit Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date.

On any day after the Rider Effective Date and during the periods described above, the Highest Anniversary Value is equal to:

• the Highest Anniversary Value as of the prior day, plus

• Purchase Payments received by us on that day.

On any Contract Anniversary after the Rider Effective Date, the Highest Anniversary Value is equal to the greater of:

• the Contract Value as of that Contract Anniversary (prior to the Rider fee assessment), or

• the Highest Anniversary Value immediately prior to that Contract Anniversary.

The initial Highest Anniversary Value is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 64 or younger when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero. The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Adjustment to Protected Payment Base and Remaining Protected Balance Using the Annual Credit Value or Highest Anniversary Value

On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and before the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

the Protected Payment Base and Remaining Protected Balance will be equal to the greater of the Annual Credit Value or the Highest Anniversary Value. An increase to the Annual Credit Value or Highest Anniversary Value is not considered an Automatic Reset or an Owner-Elected Reset and will not result in a change to the annual charge percentage. In addition, once resets become available (after the first withdrawal or 10 Contract Anniversaries as described above), eligibility for the Annual Credit Value or Highest Anniversary Value adjustment cannot be reinstated by any Automatic Reset or Owner-Elected Reset.

Subsequent Purchase Payments

Purchase Payments received after the Rider Effective Date and prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

will result in an increase in the Annual Credit Value, Highest Anniversary Value, Protected Payment Base, and Remaining Protected Balance equal to the Purchase Payment Amount.

Purchase Payments received after the Rider Effective Date and after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

will result in an increase in the Protected Payment Base and Remaining Protected Balance equal to the Purchase Payment Amount.

However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

How the Rider Works

On any Business Day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken at age 64 or younger and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for a Highest Anniversary Value feature and for an amount (an “Annual Credit”) to be added to the Annual Credit Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. The Annual Credit Value or the Highest Anniversary Value (whichever is greater) will increase the Protected Payment Base and the Remaining Protected Balance prior to the earlier of the first withdrawal since the Rider Effective Date or 10 Contract Anniversaries from the Rider Effective Date. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of death of an Owner or the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal at age 64 or younger and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are age 64 or younger when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Annual Credit Value until the earlier of:

• the first withdrawal from the Contract since the Rider Effective Date, or

• 10 Contract Anniversaries measured from the Rider Effective Date.

The Annual Credit is equal to 5% of either:

• total Purchase Payments if the Rider is purchased on the Contract Issue Date, or

• the Contract Anniversary Value at the time the Rider is added to the Contract plus any subsequent Purchase Payments received after the Rider Effective Date.

Once a withdrawal (including an RMD Withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Annual Credit Value. In addition, Annual Credit eligibility cannot be reinstated by any Automatic Reset or Owner-Elected Reset.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date,

elect to reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, the Rider will terminate. If the Contract Value and Remaining Protected Balance are greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of death of an Owner or the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 65 on the Contract Date

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Annual Credit Value = $100,000

• Highest Anniversary Value = $100,000

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 65 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Annual Credit Value, Highest Anniversary Value, Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $10,000 (5% of total Purchase Payments) is applied to the Annual Credit Value on that Contract Anniversary, increasing it to $210,000. On Year 2 Contract Anniversary, the Protected Payment Base and Remaining Protected Balance are reset to $210,000, which is the greater of Annual Credit Value or Highest Anniversary Value. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 65 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000
Activity		$10,500	$205,000			$210,000	$0	$199,500
Year 3 Contract Anniversary			$205,000	NA	NA	$210,000	$10,500	$199,500
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$210,000	$10,500	$199,500
Year 4 Contract Anniversary	(After to Automatic Reset)		$215,000	NA	NA	$215,000	$10,750	$215,000
Activity		$10,750	$212,000			$215,000	$0	$204,250
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$217,000	NA	NA	$215,000	$10,750	$204,250
Year 5 Contract Anniversary	(After to Automatic Reset)		$217,000	NA	NA	$217,000	$10,850	$217,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

• the Protected Payment Base remains unchanged;

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 – $10,500); and

• since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

Because at Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the

Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,750):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,250 ($215,000 – $10,750).

Because at Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,850 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 65 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary			$208,000	$210,000	$208,000	$210,000	$10,500	$210,000
Activity		$20,000	$195,000			$200,235	$0	$190,000
Year 3 Contract Anniversary			$195,000	NA	NA	$200,235	$10,011	$190,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$200,235	$10,011	$190,000
Year 4 Contract Anniversary	(After to Automatic Reset)		$215,000	NA	NA	$215,000	$10,750	$215,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $20,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($20,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced. Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $215,000

• Protected Payment Base = $210,000

• Remaining Protected Balance = $210,000

• Protected Payment Amount = $10,500 (5% × Protected Payment Base; 5% $210,000 = $10,500)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $20,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $9,500 (total withdrawal amount – Protected Payment Amount; $20,000 – $10,500 = $9,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $215,000, which equals the $195,000 after the withdrawal plus the $20,000 withdrawal amount. Numerically, the ratio is 4.65% ($9,500 ÷ ($215,000 – $10,500); $9,500 ÷ $204,500 = 0.0465 or 4.65%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $200,235 (Protected Payment Base × (1 – ratio); $210,000 × (1 – 4.65%); $210,000 × 95.35% = $200,235).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $190,223 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($210,000 – $10,500) × (1 – 4.65%); $199,500 × 95.35% = $190,223).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $190,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $210,000 – $20,000 = $190,000).

Therefore, since $190,000 (total withdrawal amount method) is less than $190,223 (proportionate method) the new Remaining Protected Balance is $190,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $200,235 = $10,011), less cumulative withdrawals during that Contract Year ($20,000), but not less than zero).

Because at Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected

Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 65 or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$100,000	$5,000	$95,000
2	$5,000	$94,384	$100,000	$5,000	$90,000
3	$5,000	$92,215	$100,000	$5,000	$85,000
4	$5,000	$89,982	$100,000	$5,000	$80,000
5	$5,000	$87,681	$100,000	$5,000	$75,000
6	$5,000	$85,311	$100,000	$5,000	$70,000
7	$5,000	$82,871	$100,000	$5,000	$65,000
8	$5,000	$80,357	$100,000	$5,000	$60,000
9	$5,000	$77,768	$100,000	$5,000	$55,000
10	$5,000	$75,101	$100,000	$5,000	$50,000
11	$5,000	$72,354	$100,000	$5,000	$45,000
12	$5,000	$69,524	$100,000	$5,000	$40,000
13	$5,000	$66,610	$100,000	$5,000	$35,000
14	$5,000	$63,608	$100,000	$5,000	$30,000
15	$5,000	$60,517	$100,000	$5,000	$25,000
16	$5,000	$57,332	$100,000	$5,000	$20,000
17	$5,000	$54,052	$100,000	$5,000	$15,000
18	$5,000	$50,674	$100,000	$5,000	$10,000
19	$5,000	$47,194	$100,000	$5,000	$5,000
20	$5,000	$43,610	$100,000	$5,000	$0
21	$5,000	$39,918	$100,000	$5,000	$0
22	$5,000	$36,115	$100,000	$5,000	$0
23	$5,000	$32,199	$100,000	$5,000	$0
24	$5,000	$28,165	$100,000	$5,000	$0
25	$5,000	$24,010	$100,000	$5,000	$0
26	$5,000	$19,730	$100,000	$5,000	$0

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
27	$5,000	$15,322	$100,000	$5,000	$0
28	$5,000	$10,782	$100,000	$5,000	$0
29	$5,000	$6,105	$100,000	$5,000	$0
30	$5,000	$1,288	$100,000	$5,000	$0
31	$5,000	$0	$100,000	$5,000	$0
32	$5,000	$0	$100,000	$5,000	$0
33	$5,000	$0	$100,000	$5,000	$0
34	$5,000	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied. Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage 5

(This Rider is called the Core Withdrawal Benefit II Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 5% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California). See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.
Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Contract Value and Remaining Protected Balance are greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms, and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non- Natural Owner), was younger than 65 (59½ if the Rider Effective Date is on or after March 14, 2011 and your Rider was issued in California) when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Rider purchased at Contract issue by a 64-year old.

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Activity	$100,000		$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000
Activity		$5,000	$216,490	$207,000	$5,350	$202,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350	$202,000
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,350):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 – $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $5,350 ($10,350 – $5,000).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$5,000	$100,000
Activity	$100,000		$200,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350	$207,000
Activity		$25,000	$196,490	$192,634	$0	$182,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$192,634	$9,632	$182,000
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$9,825	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $10,350), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $10,350 (5% of Protected Payment Base; 5% × $207,000 = $10,350)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $10,350 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $14,650 (total withdrawal amount – Protected Payment Amount; $25,000 – $10,350 = $14,650).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 6.94% ($14,650 ÷ ($221,490 – $10,350); $14,650 ÷ $211,140 = 0.0694 or 6.94%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $192,634 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 6.94%); $207,000 × 93.06% = $192,634).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $183,002 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $10,350) × (1 – 6.94%); $196,650 × 93.06% = $183,002).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $182,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,002 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $192,634 = $9,632), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250);
$2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 65 when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$100,000	$5,000	$95,000
2	$5,000	$94,384	$100,000	$5,000	$90,000
3	$5,000	$92,215	$100,000	$5,000	$85,000
4	$5,000	$89,982	$100,000	$5,000	$80,000
5	$5,000	$87,681	$100,000	$5,000	$75,000
6	$5,000	$85,311	$100,000	$5,000	$70,000
7	$5,000	$82,871	$100,000	$5,000	$65,000
8	$5,000	$80,357	$100,000	$5,000	$60,000
9	$5,000	$77,768	$100,000	$5,000	$55,000
10	$5,000	$75,101	$100,000	$5,000	$50,000
11	$5,000	$72,354	$100,000	$5,000	$45,000
12	$5,000	$69,524	$100,000	$5,000	$40,000
13	$5,000	$66,610	$100,000	$5,000	$35,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
14	$5,000	$63,608	$100,000	$5,000	$30,000
15	$5,000	$60,517	$100,000	$5,000	$25,000
16	$5,000	$57,332	$100,000	$5,000	$20,000
17	$5,000	$54,052	$100,000	$5,000	$15,000
18	$5,000	$50,674	$100,000	$5,000	$10,000
19	$5,000	$47,194	$100,000	$5,000	$5,000
20	$5,000	$43,610	$100,000	$5,000	$0
21	$5,000	$39,918	$100,000	$5,000	$0
22	$5,000	$36,115	$100,000	$5,000	$0
23	$5,000	$32,199	$100,000	$5,000	$0
24	$5,000	$28,165	$100,000	$5,000	$0
25	$5,000	$24,010	$100,000	$5,000	$0
26	$5,000	$19,730	$100,000	$5,000	$0
27	$5,000	$15,322	$100,000	$5,000	$0
28	$5,000	$10,782	$100,000	$5,000	$0
29	$5,000	$6,105	$100,000	$5,000	$0
30	$5,000	$1,288	$100,000	$5,000	$0
31	$5,000	$0	$100,000	$5,000	$0
32	$5,000	$0	$100,000	$5,000	$0
33	$5,000	$0	$100,000	$5,000	$0
34	$5,000	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

CoreIncome Advantage

(This Rider is called the Core Withdrawal Benefit Rider in the Contract’s Rider).

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 65 or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to 4% multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 65 when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 4% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 4% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider, unless withdrawals are guaranteed until the death of an Owner or sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any Business Day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 65 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner).

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (first Annuitant in the case of a Non-Natural Owner). If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Contract Value or Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 65 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Rider purchased at Contract issue by a 64-year old.

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base and Remaining Protected Balance to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000). Also, the Protected Payment Amount will now be paid for life.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000
Activity		$5,000	$216,490	$207,000	$3,280	$202,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280	$202,000
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660	$216,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,280):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $202,000 ($207,000 – $5,000) and the Protected Payment Amount is reduced by the amount of the withdrawal to $3,280 ($8,280 – $5,000).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280	$207,000
Activity		$25,000	$196,490	$190,750	$0	$182,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$190,750	$7,630	$182,000
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$7,860	$196,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $8,280), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $8,280 (4% x Protected Payment Base; 4% x $207,000 = $8,280)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $8,280 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $16,720 (total withdrawal amount – Protected Payment Amount; $25,000 – $8,280 = $16,720).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $196,490 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 7.85% ($16,720 ÷ ($221,490 – $8,280); $16,720 ÷ $213,210 = 0.0785 or 7.85%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $190,750 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 7.85%); $207,000 × 92.15% = $190,750).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $183,120 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $8,280) × (1 – 7.85%); $198,720 × 92.15% = $183,120).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $182,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $25,000 = $182,000).

Therefore, since $182,000 (total withdrawal amount method) is less than $183,120 (proportionate method) the new Remaining Protected Balance is $182,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4% of the Protected Payment Base after the withdrawal (4% of $190,750 = $7,630), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$4,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$4,000	$98,125
06/15/2007	$1,875			$100,000	$2,125	$96,250
09/15/2007	$1,875			$100,000	$250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$4,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$4,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125	$98,125
04/01/2007		$2,000		$100,000	$125	$96,125
05/01/2007 Contract Anniversary				$100,000	$4,000	$96,125
06/15/2007	$1,875			$100,000	$2,125	$94,250
09/15/2007	$1,875			$100,000	$250	$92,375
11/15/2007		$4,000		$95,820	$0	$88,274

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820 and the Remaining Protected Balance is reduced to $88,274.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250);
$3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,274 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $250) × (1 – 4.18%); $92,125 × 95.82% = $88,274).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,274 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,274.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 65 or older when the first withdrawal was taken.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$4,000	$96,489	$100,000	$4,000	$96,000
2	$4,000	$94,384	$100,000	$4,000	$92,000
3	$4,000	$92,215	$100,000	$4,000	$88,000
4	$4,000	$89,982	$100,000	$4,000	$84,000
5	$4,000	$87,681	$100,000	$4,000	$80,000
6	$4,000	$85,311	$100,000	$4,000	$76,000
7	$4,000	$82,871	$100,000	$4,000	$72,000
8	$4,000	$80,357	$100,000	$4,000	$68,000
9	$4,000	$77,768	$100,000	$4,000	$64,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
10	$4,000	$75,101	$100,000	$4,000	$60,000
11	$4,000	$72,354	$100,000	$4,000	$56,000
12	$4,000	$69,524	$100,000	$4,000	$52,000
13	$4,000	$66,610	$100,000	$4,000	$48,000
14	$4,000	$63,608	$100,000	$4,000	$44,000
15	$4,000	$60,517	$100,000	$4,000	$40,000
16	$4,000	$57,332	$100,000	$4,000	$36,000
17	$4,000	$54,052	$100,000	$4,000	$32,000
18	$4,000	$50,674	$100,000	$4,000	$28,000
19	$4,000	$47,194	$100,000	$4,000	$24,000
20	$4,000	$43,610	$100,000	$4,000	$20,000
21	$4,000	$39,918	$100,000	$4,000	$16,000
22	$4,000	$36,115	$100,000	$4,000	$12,000
23	$4,000	$32,199	$100,000	$4,000	$8,000
24	$4,000	$28,165	$100,000	$4,000	$4,000
25	$4,000	$24,010	$100,000	$4,000	$0
26	$4,000	$19,730	$100,000	$4,000	$0
27	$4,000	$15,322	$100,000	$4,000	$0
28	$4,000	$10,782	$100,000	$4,000	$0
29	$4,000	$6,105	$100,000	$4,000	$0
30	$4,000	$1,288	$100,000	$4,000	$0
31	$4,000	$0	$100,000	$4,000	$0
32	$4,000	$0	$100,000	$4,000	$0
33	$4,000	$0	$100,000	$4,000	$0
34	$4,000	$0	$100,000	$4,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Flexible Lifetime Income Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59½ or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59½ when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount each contract year, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and

Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

The withdrawal percentage is determined according to the table below based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner) at Rider Effective Date or the most recent Reset Date, whichever is later. The withdrawal percentages are as follows:

Age	Withdrawal Percentage
Before 59½	5.0%
59½ - 74	5.0%
75 and older	6.0%

If you purchase the Rider before you reach 75 years of age, a Reset is required to receive the higher withdrawal percentage once you are 75 years of age.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on this Contract only, and

• only RMD Withdrawals are made from the Contract during the Contract Year.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

• that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 5% (7% if your Rider Effective Date is before January 1, 2009) of the total of:

• the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date and after any annual credit is applied, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If an election to reset is made, whether by an Automatic Reset or an Owner-Elected Reset, then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 74 on the Contract Date

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 74 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• No Automatic Resets or Owner-Elected Resets.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $10,000 (5% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $210,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,500 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 74 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.

• Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000
Activity		$10,500	$209,000		$210,000	$0	$199,500
3			$209,000	$0	$210,000	$10,500	$199,500
Activity		$10,500	$214,845		$210,000	$0	$189,000
4	(Prior to Automatic Reset)		$214,845	$0	$210,000	$10,500	$189,000
4	(After Automatic Reset)		$214,845	$0	$214,845	$12,890	$214,845
Activity		$12,890	$216,994		$214,845	$0	$201,955
5	(Prior to Automatic Reset)		$216,994	$0	$214,845	$12,890	$201,955
5	(After Automatic Reset)		$216,994	$0	$216,994	$13,019	$216,994

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $199,500 ($210,000 – $10,500).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,500):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $189,000 ($199,500 – $10,500).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,890 (6% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($12,890):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,955 ($214,845 – $12,890).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $13,019 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s Age = 74 on the Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 3.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$10,000	$210,000	$10,500	$210,000
Activity		$15,000	$206,490		$205,527	$0	$195,000
3	(Prior to Automatic Reset)		$206,490	$0	$205,527	$10,276	$195,000
3	(After Automatic Reset)		$206,490	$0	$206,490	$12,389	$206,490

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $210,000

• Remaining Protected Balance = $210,000

• Protected Payment Amount = $10,500 (5% x Protected Payment Base; 5% x $210,000 = $10,500)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,500 (total withdrawal amount – Protected Payment Amount; $15,000 – $10,500 = $4,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.13% ($4,500 ÷ ($221,490 – $10,500); $4,500 ÷ $210,990 = 0.0213 or 2.13%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $205,527 (Protected Payment Base × (1 – ratio); $210,000 × (1 – 2.13%); $210,000 × 97.87% = $205,527).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $195,250 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($210,000 – $10,500) × (1 – 2.13%); $199,500 × 97.87% = $195,250).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $195,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $210,000 – $15,000 = $195,000).

Therefore, since $195,000 (total withdrawal amount method) is less than $195,250 (proportionate method) the new Remaining Protected Balance is $195,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $205,527 = $10,276), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). Additionally, the reset took place after the Owner reached age 75. As a result, the Protected Payment Amount is equal to $12,389 (6% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 3, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 59½ or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Automatic Income Builder

(This Rider is called the Guaranteed Withdrawal Benefit III Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount on the Rider Effective Date is equal to the applicable withdrawal percentage (based on the Owner’s age at the time of purchase) multiplied by the Protected Payment Base.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is age 59½ or older when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during the Contract Year.

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) is younger than age 59½ when the first withdrawal was taken or the most recent reset, whichever is later, the Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• the withdrawal percentage multiplied by the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The Protected Payment Amount will never be less than zero.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will never be less than zero and will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The Remaining Protected Balance will never be less than zero. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

On any Business Day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining

Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). If you are older than 59½ and if you delay taking withdrawals, this Rider also provides the potential to receive a 0.10% increase in the withdrawal percentage per year, which can increase the percentage that you may withdraw each Contract Year without reducing your Protected Payment Base. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal Percentage

On or prior to the date of the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) the withdrawal percentage is determined as follows based on the oldest Owner’s age (or youngest Annuitant in the case of a Non-Natural Owner):

If your Rider Effective Date is on or after January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage
Before 59½	4.0%
59½ - 69	4.0%
70 - 84	5.0%
85 and older	6.0%

If your Rider Effective Date is before January 1, 2009, the following Withdrawal Percentages will apply:

Age	Withdrawal Percentage
Before 59½	5.0%
59½ - 69	5.0%
70 - 84	6.0%
85 and older	7.0%

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken on or after age 59½, the withdrawal percentage will automatically increase according to the table above based on age as of the most recent Contract Anniversary.

If the first withdrawal (measured from the later of the Rider Effective Date or most recent Reset Date) is taken prior to age 59½, the withdrawal percentage will be 4.0% (5.0% if your Rider Effective Date is before January 1, 2009) until the Remaining Protected Balance is depleted and will remain unchanged unless a Reset occurs. If an Automatic Reset or an Owner-Elected Reset occurs and your first withdrawal after that Reset is taken on or after age 59½, the withdrawal percentage will be the withdrawal percentage that corresponds to the age at the time of the first withdrawal.

There is an opportunity for an increase in the withdrawal percentage. The withdrawal percentage in the table above will increase by 0.10% for each Rider year a withdrawal is not taken beginning on the later of the Contract Anniversary following the Owner’s age

59½ or the Rider Effective Date. In addition, the increase in the withdrawal percentage will still be included as you reach a new age band (for example, if your first withdrawal is taken after age 59½ and at age 69 your withdrawal percentage is 4.4%, then your withdrawal percentage would be 5.4% the Contract Anniversary immediately after you turn 70). However, once a withdrawal is taken (including an RMD Withdrawal), regardless of the Owner’s age when the withdrawal is taken, no further 0.10% increase in the withdrawal percentage will be available and eligibility for the 0.10% increase cannot be reinstated with a Reset.

The withdrawal percentage, including any 0.10% increase, will not be reduced as a result of a Reset.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. Immediately following the withdrawal the Remaining Protected Balance will decrease by the withdrawal amount.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount immediately prior to the withdrawal and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, the Protected Payment Amount will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to the Protected Payment Amount each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the increase in the withdrawal percentage cannot be reinstated with a Reset once a withdrawal is taken. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries. If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract

Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Remaining Protected Balance is greater than zero and the Owner dies while this Rider is in effect, the surviving spouse of the deceased Owner may elect to continue the Contract in accordance with its terms, and the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. The withdrawal percentage will be determined based on the age of the surviving spouse and the new withdrawal percentage may be higher or lower than what the withdrawal percentage was prior to death. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base and withdrawal percentage) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

Any 0.10% increase to the withdrawal percentage previously added will apply but no further increases to the withdrawal percentage will be added.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = Withdrawal percentage multiplied by the Protected Payment Base = 4% x $100,000 = $4,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• No withdrawals taken.

• Automatic Reset at Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4.0% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, the withdrawal percentage is increased to 4.1%. Additionally, because at Year 2 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,487 (4.1% of the reset Protected Payment Base).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $307,000 ($207,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $12,587 (4.1% of the Protected Payment Base after the Purchase Payment).

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 3.

• Automatic Reset at Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Activity		$16,717	$327,277	$321,490	$0	$304,773
Year 4 Contract Anniversary	Prior to Automatic Reset		$327,277	$321,490	$16,717	$304,773
Year 4 Contract Anniversary	After Automatic Reset		$327,277	$327,277	$17,018	$327,277

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($16,717):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $304,773 ($321,490 – $16,717).

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

Because at the Year 4 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,018 (5.2% of the reset Protected Payment Base).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 68

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

• Automatic Resets at Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$4,000	$100,000
Activity	$100,000		$200,000	$200,000	$8,000	$200,000
Year 2 Contract Anniversary	Prior to Automatic Reset		$207,000	$200,000	$8,200	$200,000
Year 2 Contract Anniversary	After Automatic Reset		$207,000	$207,000	$8,487	$207,000
Activity	$100,000		$307,000	$307,000	$12,587	$307,000
Year 3 Contract Anniversary	Prior to Automatic Reset		$321,490	$307,000	$15,964	$307,000
Year 3 Contract Anniversary	After Automatic Reset		$321,490	$321,490	$16,717	$321,490
Activity		$30,000	$313,994	$308,437	$0	$291,490
Year 4 Contract Anniversary	Prior to Automatic Reset		$313,994	$308,437	$16,038	$291,490

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Year 4 Contract Anniversary	After Automatic Reset		$313,994	$313,994	$16,327	$313,994

For an explanation of the values and activities at the start of and during Contract Years 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, the withdrawal percentage is increased to 5.2%. The withdrawal percentage increased from 4.1% to 5.2% because during Contract Year 2 there were no withdrawals (0.10% added to the withdrawal percentage) and the Owner reached age 70 (1.0% added to the withdrawal percentage). Additionally, because at Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,717 (5.2% of the reset Protected Payment Base).

As the withdrawal during Contract Year 3 exceeded the Protected Payment Amount immediately prior to the withdrawal ($16,717), the Protected Payment Base is reduced to $308,437 and the Remaining Protected Balance is reduced to $291,490. The reduction in the Protected Payment Base and the Remaining Protected Balance is calculated as follows:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $13,283 (total withdrawal amount – Protected Payment Amount; $30,000 – $16,717 = $13,283).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value prior to the withdrawal Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $313,994 after the withdrawal plus the $30,000 withdrawal amount. Numerically, the ratio is 4.06% ($13,283 ÷ ($343,994 – $16,717); $13,283 ÷ $327,277 = 0.0406 or 4.06%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $308,437 (Protected Payment Base × (1 – ratio); $321,490 × (1 – 4.06%); $321,490 × 95.94% = $308,437).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $292,399 ((Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($321,490 – $16,717) × (1 – 4.06%); $304,773 × 95.94% = $292,399).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $291,490 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $321,490 – $30,000 = $291,490).

Therefore, since $291,490 (total withdrawal amount method) is less than $292,399 (proportionate method) the new Remaining Protected Balance is $291,490.

Since a withdrawal occurred during Contract Year 3, the withdrawal percentage will no longer increase as a result of delaying withdrawals.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $16,327 (5.2% of the reset Protected Payment Base).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300. The Protected Payment Base and Remaining Protected Balance will be reduced by the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount and then multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 ((Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Owner’s age on Rider Effective Date = 65

• No subsequent Purchase Payments are received.

• Withdrawals, are taken each Contract Year:

• Equal to 4% of the Protected Payment Base in Contract Years 1-5 (age 65-69)

• Equal to 5% of the Protected Payment Base in Contract Years 6-20 (age 70-84)

• Equal to 6% of the Protected Payment Base in Contract Years 21-35 (age 85-99)

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$4,000	$99,000	$100,000	$4,000	$96,000
2	$4,000	$97,970	$100,000	$4,000	$92,000
3	$4,000	$96,909	$100,000	$4,000	$88,000
4	$4,000	$95,816	$100,000	$4,000	$84,000
5	$4,000	$94,691	$100,000	$4,000	$80,000
6	$5,000	$92,532	$100,000	$5,000	$75,000
7	$5,000	$90,308	$100,000	$5,000	$70,000
8	$5,000	$88,017	$100,000	$5,000	$65,000
9	$5,000	$85,657	$100,000	$5,000	$60,000
10	$5,000	$83,227	$100,000	$5,000	$55,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
11	$5,000	$80,724	$100,000	$5,000	$50,000
12	$5,000	$78,146	$100,000	$5,000	$45,000
13	$5,000	$75,490	$100,000	$5,000	$40,000
14	$5,000	$72,755	$100,000	$5,000	$35,000
15	$5,000	$69,937	$100,000	$5,000	$30,000
16	$5,000	$67,035	$100,000	$5,000	$25,000
17	$5,000	$64,046	$100,000	$5,000	$20,000
18	$5,000	$60,968	$100,000	$5,000	$15,000
19	$5,000	$57,797	$100,000	$5,000	$10,000
20	$5,000	$54,531	$100,000	$5,000	$5,000
21	$6,000	$50,167	$100,000	$6,000	$0
22	$6,000	$45,672	$100,000	$6,000	$0
23	$6,000	$41,042	$100,000	$6,000	$0
24	$6,000	$36,273	$100,000	$6,000	$0
25	$6,000	$31,361	$100,000	$6,000	$0
26	$6,000	$26,302	$100,000	$6,000	$0
27	$6,000	$21,091	$100,000	$6,000	$0
28	$6,000	$15,724	$100,000	$6,000	$0
29	$6,000	$10,196	$100,000	$6,000	$0
30	$6,000	$4,501	$100,000	$6,000	$0
31	$6,000	$0	$100,000	$6,000	$0
32	$6,000	$0	$100,000	$6,000	$0
33	$6,000	$0	$100,000	$6,000	$0
34	$6,000	$0	$100,000	$6,000	$0
35	$6,000	$0	$100,000	$6,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal: (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no increases are added to the withdrawal percentage due to delaying withdrawals.

Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 4%, 5% and 6% of the Protected Payment Base, respectively, will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Flexible Lifetime Income (Single)

(This Rider is called the 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contact Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.
Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

• that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

• the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs. If such a Reset occurs, your eligibility for the Annual Credit will be reinstated as of the Reset Date.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this Reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only annual payment amount based on the terms of your Contract, or

• 5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate. If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• No Automatic Resets or Owner-Elected Resets.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $12,000 (6% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $212,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,600 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.

• Automatic Resets at Beginning of Contract Years 4 and 5.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$10,600	$210,890		$212,000	$0	$201,400
3			$210,890	$0	$212,000	$10,600	$201,400
Activity		$10,600	$215,052		$212,000	$0	$190,800
4	(Prior to Automatic Reset)		$215,052	$0	$212,000	$10,600	$190,800
4	(After Automatic Reset)		$215,052	$0	$215,052	$10,752	$215,052
Activity		$10,600	$219,506		$215,052	$152	$204,452
5	(Prior to Automatic Reset)		$219,506	$0	$215,052	$10,752	$204,452
5	(After Automatic Reset)		$219,506	$0	$219,506	$10,975	$219,506

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,400 ($212,000 – $10,600)

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $190,800 ($201,400 – $10,600).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,752 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

• the Protected Payment Base remains unchanged;

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,452 ($215,052 – $10,600); and

• the Protected Payment Amount is reduced to $152 (5% of the Protected Payment Base less cumulative withdrawals (5% × $215,052 – $10,600 = $152).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,975 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a Reset occurred at the beginning of Contract Year 5, eligibility for the annual credit will again apply.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Resets at Beginning of Contract Year 4.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$207,590	$0	$197,000
3			$206,490	$0	$207,590	$10,379	$197,000
4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000
4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $212,000

• Remaining Protected Balance = $212,000

• Protected Payment Amount = $10,600 (5% × Protected Payment Base; 5% × $212,000 = $10,600)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (total withdrawal amount – Protected Payment Amount; $15,000 – $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 – $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1 – ratio); $212,000 × (1 – 2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $197,210 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($212,000 – $10,600) × (1 – 2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $197,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $212,000 – $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 59½ or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1 and no Resets occurred, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Foundation 10

(This Rider is called the Guaranteed Withdrawal Benefit II Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Annual Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Maximum Credit Base – An amount equal to 200% of the Remaining Protected Balance as of the Rider Effective Date and any subsequent Purchase Payments made during the first year that the Rider is in effect plus 100% of all subsequent Purchase Payments made after the first year.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 59½ or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 59½ and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance if no withdrawals are taken. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Annual Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Annual Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was younger than age 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 59½ or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 59½ and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 59½. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 59½ when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the withdrawal will be treated as an excess withdrawal and the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date,

• that Contract Anniversary is within the first 10 Contract Anniversaries, measured from the Rider Effective Date, and

• the Remaining Protected Balance is less than the Maximum Credit Base.

The Annual Credit is equal to 10% of the total of:

• the Remaining Protected Balance on the Rider Effective Date, or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or the most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. In addition, Annual Credit eligibility cannot be reinstated by any Automatic or Owner-Elected Reset.

The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that eligibility for the Annual Credit cannot be reinstated with a Reset. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If a withdrawal is taken, the Annual Credit will no longer be applied and cannot be restarted with an Automatic or Owner-Elected Reset. In addition, an Automatic or Owner-Elected Reset will not start a new 10 year period for Annual Credit eligibility.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges). A Reset does not begin a new 10 year period for the Annual Credit to be applied.

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in accordance with the

Automatic Reset paragraph above. If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only annual payment amount based on the terms of your Contract, or

• 5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 59½ and no Resets have occurred.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. If the Remaining Protected Balance is zero when the Owner dies, this Rider will terminate.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If a reset takes place then the provisions of this Rider will continue in full force and in effect for the surviving spouse. In addition, if the surviving spouse is age 59½ or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was younger than 59½ when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

• Maximum Credit Base = 200% of the Initial Purchase Payment = $200,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 10.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
4			$343,994	$30,000	$380,000	$19,000	$380,000	$500,000
5			$368,073	$30,000	$410,000	$20,500	$410,000	$500,000
6			$393,839	$30,000	$440,000	$22,000	$440,000	$500,000
7			$421,407	$30,000	$470,000	$23,500	$470,000	$500,000
8			$450,906	$30,000	$500,000	$25,000	$500,000	$500,000
9			$482,469	$0	$500,000	$25,000	$500,000	$500,000
10	Prior to Automatic Reset		$516,242	$0	$500,000	$25,000	$500,000	$500,000
10	After Automatic Reset		$516,242	$0	$516,242	$25,812	$516,242	$500,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 1, the Maximum Credit Base is increased by 200% of the Purchase Payment, to $400,000. The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $20,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $220,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $11,000 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $320,000 ($220,000 + $100,000). Since the subsequent Purchase Payment is received in Contract Year 2, the Maximum Credit Base is increased by 100% of the Purchase Payment, to $500,000. The Protected Payment Amount after the Purchase Payment is equal to $16,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 3, an annual credit of $30,000 (10% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $350,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $17,500 (5% of the Protected Payment Base on that Contract Anniversary).

An Annual Credit is no longer applied after the Protected Payment Base and Remaining Protected Balance reach the Maximum Credit Base of $500,000 in Contract Year 8.

Because at the Beginning of Contract Year 10, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 10 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 10 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $25,812 (5% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 3 and 4.

• Automatic Reset at Beginning of Contract Year 6.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$307,000		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
Activity		$17,500	$326,494		$350,000	$0	$332,500	$500,000
4			$326,494	$0	$350,000	$17,500	$332,500	$500,000
Activity		$17,500	$331,848		$350,000	$0	$315,000	$500,000
5			$331,848	$0	$350,000	$17,500	$315,000	$500,000
6	Prior to Automatic Reset		$355,077	$0	$350,000	$17,500	$315,000	$500,000
6	After Automatic Reset		$355,077	$0	$355,077	$17,753	$355,077	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $332,500 ($350,000 – $17,500).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($17,500):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $315,000 ($332,500 – $17,500).

Because at the Beginning of Contract Year 6, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 6 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 6 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $17,753 (5% of the reset Protected Payment Base).

Since a withdrawal occurred during Contract Year 3, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Years 1 and 2.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000	$400,000

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
2			$207,000	$20,000	$220,000	$11,000	$220,000	$400,000
Activity	$100,000		$321,490		$320,000	$16,000	$320,000	$500,000
3			$321,490	$30,000	$350,000	$17,500	$350,000	$500,000
Activity		$25,000	$318,994		$341,985	$0	$324,885	$500,000
4			$318,994	$0	$341,985	$17,099	$324,885	$500,000

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount immediately prior to the withdrawal ($25,000 > $17,500), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $343,994

• Protected Payment Base = $350,000

• Remaining Protected Balance = $350,000

• Protected Payment Amount = $17,500 (5% x Protected Payment Base; 5% x $350,000 = $17,500)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $25,000 was taken, which exceeds the Protected Payment Amount of $17,500 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $7,500 (total withdrawal amount – Protected Payment Amount; $25,000 – $17,500 = $7,500).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $343,994, which equals the $318,994 after the withdrawal plus the $25,000 withdrawal amount. Numerically, the ratio is 2.29% ($7,500 ÷ ($343,994 – $17,500); $7,500 ÷ $326,494 = 0.0229 or 2.29%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $341,985 (Protected Payment Base × (1 – ratio); $350,000 × (1 – 2.29%); $350,000 × 97.71% = $341,985).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $324,885 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($350,000 – $17,500) × (1 – 2.29%); $332,500 × 97.71% = $324,885).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $325,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $350,000 – $25,000 = $325,000).

Therefore, since $324,885 (proportionate method) is less than $325,000 (total withdrawal amount method) the new Remaining Protected Balance is $324,885.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $341,985 = $17,099), less cumulative withdrawals during that Contract Year ($25,000), but not less than zero).

Since a withdrawal occurred during Contract Year 3, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #5 – Annual Credit & Resets.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments received.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Years 3, 5, 7 and 9.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance	Maximum Credit Base
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000	$200,000
2			$107,000	$10,000	$110,000	$5,500	$110,000	$200,000
3			$125,000	$10,000	$125,000	$6,250	$125,000	$200,000
4			$120,000	$12,500	$137,500	$6,875	$137,500	$200,000
5			$190,000	$12,500	$190,000	$9,500	$190,000	$200,000
6			$180,000	$19,000	$209,000	$10,450	$209,000	$200,000
7			$240,000	$0	$240,000	$12,000	$240,000	$200,000
8			$220,000	$0	$240,000	$12,000	$240,000	$200,000
9			$250,000	$0	$250,000	$12,500	$250,000	$200,000

On the Contract Anniversary at the beginning of Contract Year 2, an Annual Credit of $10,000 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $10,000 would have been applied on the Contract Anniversary at the beginning of Contract Year 3, but an Automatic Reset takes place instead, resetting the Protected Payment Base and Remaining Protected Balance to $125,000.

On the Contract Anniversary at the beginning of Contract Year 4, an Annual Credit of $12,500 (10% of the Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance.

An Annual Credit of $12,500 would have been applied on the Contract Anniversary at the beginning of Contract Year 5, but an Automatic Reset took place instead, resetting the Protected Payment Base and Remaining Protected Balance to $190,000.

On the Contract Anniversary at the beginning of Contract Year 6, an Annual Credit of $19,000 (10% of the Remaining Protected Balance) is added, increasing the Protected Payment Base and Remaining Protected Balance to $209,000. Annual Credits will no longer be added since the Maximum Credit Base of $200,000 has been reached.

Example #6 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 59½ or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59½ or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Lifetime Income Access Plus

(This Rider is called the Enhanced Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). Lifetime withdrawals up to the Protected Payment Amount may continue after the Remaining Protected Balance is reduced to zero (0) if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner) was age 65 or older when the first withdrawal was taken after the Rider Effective Date or the most recent Reset Date, whichever is later. If a withdrawal was taken before age 65 and there was no subsequent Reset, the Rider will terminate once the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, on any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If a withdrawal (including an RMD Withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

• the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, there is no death benefit, however, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected

Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner):

• was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

• was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant. If an Automatic or Owner-Elected Reset occurs, the Remaining Protected Balance will be reinstated to an amount equal to the Contract Value as of that Contract Anniversary.

Before your Remaining Protected Balance is zero, if you took your first withdrawal before age 65 and you would like to be eligible for lifetime payments under the Rider, an Automatic or Owner-Elected Reset must occur and your first withdrawal after that Reset must be taken on or after age 65. See the Reset of Protected Payment Base and Remaining Protected Balance subsection of this Rider. If you are younger than age 65 when the Remaining Protected Balance is zero and Contract Value remains, the Rider will terminate and there is no opportunity for a Reset.

If a withdrawal (except an RMD Withdrawal) made from the Contract exceeds the Protected Payment Amount, the Protected Payment Base will be reduced according to the Withdrawals Exceeding the Protected Payment Amount subsection.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

• that Contract Anniversary is within the first 5 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

• the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a reset occurs.

The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only annual payment amount based on the terms of your Contract, or

• 5% of the Protected Payment Base in effect at the maximum Annuity Date.

The annuity payments described in this subsection are available to you even if your first withdrawal was taken prior to age 65 and no Resets have occurred.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. The surviving spouse may elect to reset the Remaining Protected Balance on any Contract Anniversary. In addition, if the surviving spouse is age 65 or older when the first withdrawal is taken after the most recent Reset Date and this Reset Date occurred after the surviving spouse continued the Contract, then the surviving spouse may take withdrawals of the Protected Payment Amount (based on the new Protected Payment Base) for life. In some instances, withdrawals may continue for the life of the surviving spouse without the need for a reset.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of a change in ownership of the Contract to a non-spouse Owner if the Contract is Non-Qualified (excluding changes in ownership to or from certain trusts),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information), or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero and see the Depletion of Remaining Protected Balance subsection for situations where the Rider will not terminate when the Remaining Protected Balance is reduced to zero.

Income Access Plus

(This rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.)

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• the Remaining Protected Balance as of that day.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

How the Rider Works

On any day, this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance. This Rider does not provide lifetime withdrawal benefits. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

In addition, on any Contract Anniversary beginning with the 1st Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

The Protected Payment Base and Remaining Protected Balance may change over time. The addition of an Income Access Credit will increase the Protected Payment Base and the Remaining Protected Balance by the amount of the Income Access Credit. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will (immediately following the excess withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in Sample Calculations below for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value is less than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

• 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations in effect at that time,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on this Contract only.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date or the most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

• no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

• that Contract Anniversary is within the first 5 Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

• the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

• the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, including an RMD Withdrawal, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless a Reset occurs.

The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date. Please discuss with your financial professional your Contract’s maximum Annuity Date when considering reset options.

If you want to participate in Automatic Resets, you must make an affirmative election In Proper Form. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges).

Automatic Reset – Opt-Out Election. Within 60 calendar days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, In Proper Form, within the same 60 calendar day period after the Contract Anniversary on which the reset is effective.

Automatic Reset – Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, In Proper Form, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received after the 1st Contract Anniversary, measured from the later of the Rider Effective Date or most recent Reset Date, to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day the Remaining Protected Balance is reduced to zero,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples apply to Lifetime Income Access Plus and Income Access Plus unless otherwise noted below.

Example #1 – Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• No withdrawals taken.

• No Reset of the Remaining Protected Balance.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Access Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
3			$106,090	$6,000	$112,000	$5,600	$112,000
4			$109,273	$6,000	$118,000	$5,900	$118,000
5			$112,551	$6,000	$124,000	$6,200	$124,000
6			$115,927	$6,000	$130,000	$6,500	$130,000
7			$119,405	$0	$130,000	$6,500	$130,000
8			$122,987	$0	$130,000	$6,500	$130,000
9			$126,677	$0	$130,000	$6,500	$130,000
10			$130,477	$0	$130,000	$6,500	$130,000
11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $50,000 is received during Contract Year 2.

• No withdrawals taken.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Access Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity	$50,000		$154,534		$156,000	$7,800	$156,000
3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• A withdrawal of $5,000 is taken during Contract Year 2.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Access Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity		$5,000	$99,534		$106,000	$300	$101,000
3			$101,016	$0	$106,000	$5,300	$101,000
4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that

Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

• the Protected Payment Base remains unchanged;

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 – $5,000); and

• the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 4.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Access Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$207,590	$0	$197,000
3			$206,490	$0	$207,590	$10,379	$197,000
4	(Prior to Automatic Reset)		$220,944	$0	$207,590	$10,379	$197,000
4	(After Automatic Reset)		$220,944	$0	$220,944	$11,047	$220,944

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $212,000

• Remaining Protected Balance = $212,000

• Protected Payment Amount = $10,600 (5% x Protected Payment Base; 5% x $212,000 = $10,600)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $10,600 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $4,400 (total withdrawal amount – Protected Payment Amount; $15,000 – $10,600 = $4,400).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 2.08% ($4,400 ÷ ($221,490 – $10,600); $4,400 ÷ $210,890 = 0.0208 or 2.08%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $207,590 (Protected Payment Base × (1 – ratio); $212,000 × (1 – 2.08%); $212,000 × 97.92% = $207,590).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $197,210 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($212,000 – $10,600) × (1 – 2.08%); $201,400 × 97.92% = $197,210).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $197,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $212,000 – $15,000 = $197,000).

Therefore, since $197,000 (total withdrawal amount method) is less than $197,210 (proportionate method) the new Remaining Protected Balance is $197,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $207,590 = $10,379), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset).

Since a withdrawal occurred during Contract Year 2, annual credits are not applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal. Since a reset occurred at the beginning of Contract Year 4, eligibility for the annual credit will again apply.

Example #5 – RMD Withdrawals.

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$96,900	$0	$88,300

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900 and the Remaining Protected Balance is reduced to $88,300.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750÷$88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,300 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $1,250) × (1 – 3.10%); $91,125 × 96.90% = $88,300).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,300 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,300.

Example 6 applies to the Lifetime Income Access Plus Rider only.

Example #6 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• No subsequent Purchase Payments are received.

• Owner is age 65 or older when the first withdrawal was taken.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Reset in the Remaining Protected Balance is assumed during the life of the Rider.

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0

Contract Year	Withdrawal	End of Year Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant (death of any Annuitant for Non-Natural Owners), whichever occurs first.

Guaranteed Income Advantage Plus (GIA Plus)

(This Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.)

How the Rider Works

You may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least 10 years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back 8 years.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

• Life Only,

• Life with 10 years or more Period Certain,

• Joint and Survivor Life, or

• 20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available. For certain Qualified Contracts or Qualified Plans, the guaranteed period may be limited based on your life expectancy. See ANNUITIZATION – Choosing Your Annuity Options for more information.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

• Applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

• applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

• charges for premium taxes and/or other taxes. See CHARGES, FEES AND DEDUCTIONS – Premium Tax and Other Taxes.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. See CHARGES, FEES AND DEDUCTIONS – Contingent Deferred Sales Charge.

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

• if this Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment.

• if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that day.

• if this Rider is effective on the Contract Date, the GIA Plus Withdrawal Base is equal to the total Purchase Payments received in the first 60 calendar days since the Rider Effective Date.

• if this Rider is effective on a Contract Anniversary, the GIA Plus Withdrawal Base is equal to the Contract Value on that day plus any Purchase Payments received in the first 60 calendar days since the Rider Effective Date.

• the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

• the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the 1st Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the 1st Contract Anniversary, measured from the Contract Date.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

• the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

• Purchase Payments received by us on that day, less

• adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

• the GIA Plus Withdrawal Amount for that Contract Year, and

• any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

• the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

• the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

• the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

• the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

• the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

• the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

• the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

• the GIA Plus Step-Up Value as of the prior day, plus

• Purchase Payments received by us on that day, less

• adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

• the Contract Value as of that Contract Anniversary, or

• the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated. If a death benefit becomes payable after the Contract Anniversary prior to the youngest Annuitant’s 81st birthday and the surviving spouse elects to continue the Contract and the Rider, the 5% annual growth rate to the Guaranteed Income Base would be applied retroactively for any period of time that the 5% annual growth rate was not applied and until the earlier of the Contract Anniversary prior to the surviving spouse’s 81st birthday or the day this Rider terminates.

Termination

Except as otherwise provided below, the Rider will remain in effect until the earlier of:

• the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the day we receive notification from you to terminate the Rider,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the date the Contract is terminated in accordance with the terms of the Contract, or

• the Annuity Date.

Upon your request, the Rider may be terminated at any time. If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2 – Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A
Activity	$100,000		$200,742	$201,237	$200,000
2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,237. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,237 ($101,237 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,717 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3 – Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A
Activity	$100,000		$200,742	$201,237	$200,000
2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000
Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 =0
3			$190,259	$197,237	$190,259	$200,000	$10,000	$0

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4 – Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000
Activity	$100,000		$200,742	$201,237	$200,000
2			$205,242	$208,717	$205,242	$200,000	$10,000	$5,000
Activity		$20,830	$187,468	$192,471	$184,717		-$15,830 = $0	-$5,000 = $0
3			$190,259	$197,237	$190,259	$200,000	$10,000	$0
Activity		$8,000	$185,092	$193,743	$182,376		-$8,000 = $2,000	-$0 = $0
4			$187,848	$199,099	$187,848	$200,000	$10,000	$2,000

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3:
$197,237

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4:
+ $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3:
–$8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4:
$199,099

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first 10 Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

Beginning of Contract Year	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000
3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000
4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000
5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000
6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000
7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000
8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000
9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000
10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000
11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6 – Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first 10 Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

Beginning of Contract Year	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$97,926	$100,000	$97,926	$100,000	$5,000	$0
3	$95,789	$100,000	$95,789	$100,000	$5,000	$0
4	$93,588	$100,000	$93,588	$100,000	$5,000	$0
5	$91,321	$100,000	$91,321	$100,000	$5,000	$0
6	$88,986	$100,000	$88,986	$100,000	$5,000	$0
7	$81,392	$100,000	$83,836	$100,000	$5,000	$0
8	$74,026	$100,000	$78,532	$100,000	$5,000	$0

Beginning of Contract Year	Contract Value	Guaranteed Income Base (GIB)	GIA Plus Step-Up Value	GIA Plus Withdrawal Base (GWB)	GIA Plus Withdrawal Amt. (GWA) (5% of GWB)	Remaining Dollar Amount of Prior Year’s GWA
9	$66,881	$100,000	$73,069	$100,000	$5,000	$0
10	$59,950	$100,000	$67,444	$100,000	$5,000	$0
11	$53,227	$100,000	$61,652	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least 10 years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a) the Guaranteed Income Base; or

(b) the GIA Plus Step-Up Value; less any:

(c) applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;

(d) applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

(e) charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Guaranteed Income Advantage 5 (GIA 5)

How the Rider Works

If you purchased this Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA 5 Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

• the Guaranteed Income Base as of the Annuity Date, less

• any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

• any Contract Debt, and less

• any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchased the Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

• Purchase Payments received by us, plus

• increases at an annual growth rate of 5%, plus

• additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

• adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% annual growth rate will stop accruing as of the earlier of:

• the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

• the day the Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA 5 Annuity Option.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the 5th anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage (GIA 5) Annuity Option

The annuity payments that may be elected under the GIA 5 Annuity Option are:

• Life Only,

• Life with 10 years or more Period Certain,

• Joint and Survivor Life, or

• 15 years or more Period Certain.

For certain Qualified Contracts or Qualified Plans, the guaranteed period may be limited based on your life expectancy. See ANNUITIZATION – Choosing Your Annuity Options for more information.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The Rider will remain in effect until the earlier of:

• the Contract Anniversary immediately following the day any portion of the Contract Value is no longer allocated according to the investment allocation requirements in the FUNDS AVAILABLE UNDER THE CONTRACT APPENDIX,

• the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the date the Contract is terminated in accordance with the terms of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Guaranteed Income Advantage II (GIA II)

How the Rider Works

If you purchased the optional Rider, you may choose any of the Annuity Options described in your Contract, or you may choose the GIA II Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA II Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA II Annuity Option will be based on the Net Guaranteed Income Base, which is described below. The Rider contains annuity tables for each GIA II Annuity Option available.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA II Annuity Option. The Net Guaranteed Income Base is equal to:

• the Guaranteed Income Base as of the Annuity Date, less

• any applicable withdrawal charge resulting from the conversion to the GIA II Annuity Option, less

• any Contract Debt, and less

• any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchased the Rider, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

• Purchase Payments received by us, plus

• increases at an annual growth rate of 5%, plus

• additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

• adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

• the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

• the day the GIA II Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the 5th anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step- Up Date. A Step-Up will begin a new 10-year period before you may elect to have any annuity payments made under the GIA II Annuity Option.

The Guaranteed Income Advantage Charge (“GIA II Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA II Charge will never exceed the GIA II Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 1.00%. If the Guaranteed Income Base is never stepped-up, the GIA II Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the 5th anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage II (GIA II) Annuity Option

The annuity payments that may be elected under the GIA II Annuity Option are:

• Life Only,

• Life with 10 years or more Period Certain,

• Joint and Survivor Life, or

• 15 years or more Period Certain.

For certain Qualified Contracts or Qualified Plans, the guaranteed period may be limited based on your life expectancy. See ANNUITIZATION – Choosing Your Annuity Options for more information.

If you elect the GIA II Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA II Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA II Annuity Option available.

For information regarding taxation of annuity payments, see FEDERAL TAX ISSUES.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA II Rider will remain in effect until the earlier of:

• the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

• the date of the first death of an Owner or the date of death of the sole surviving Annuitant (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary and Joint Annuitants,

• the date the Contract is terminated in accordance with the terms of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

WHERE TO GO FOR MORE INFORMATION

You will find additional information about this variable annuity contract and Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2022.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. Reports and other information about Separate Account A are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Pacific Select Variable Annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: (800) 722-4448
Financial Professionals: (800) 722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000017122

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2022

PACIFIC SELECT® VARIABLE ANNUITY

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Pacific Select (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2022, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 2378

Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners

(800) 722-2333 - Financial Professionals

i

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, mutual funds, broker-dealer operations, and investment advisory services.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Separate Account

Separate Account

Pacific Select Variable Annuity Separate Account was established on November 30, 1989 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.” We established the Separate Account under the laws of the state of California. The Separate Account is maintained under the laws of the state of Nebraska.

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

1

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

PRINCIPAL UNDERWRITER AND DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our subsidiary, acts as the principal underwriter (distributor) of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2021, 2020 and 2019 with regard to this Contract was $11,023,358, $10,554,414, and $10,827,270 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial professional or broker-dealer.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.15% on an annual basis. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.

We may pay amounts from our own resources (up to $24 per 403(b) contract holder on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services provided to certain contract holders of 403(b) plans.  These administrative services include, among other services, providing plan documents, determining eligibility and participation requirements, processing loan, distribution, and hardship withdrawals, answering questions, establishing and maintaining individual account records (e.g., sources of deferrals, tracking contribution limits and vesting schedules), and delivering applicable tax forms to 403(b) participants/contract owners.

As of December 31, 2021, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Bancwest Investment Services Inc., Bok Financial Securities Inc, Cabot Lodge Securities LLC., Cadaret, Grant & Co., Cambridge Investment Research Inc, Charles Schwab & Co Inc., Citizens Securities Inc, C U N A Brokerage Services Inc., C U S O Financial Services, Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., Commonwealth Financial Network, Concourse Financial Group Securities Inc., DPL, Edward D. Jones & Co., EF Legacy Securities LLC, The Enterprise Securities Co., Essex Financial Services Inc., Equity Services Inc., F S C Securities Corporation, First Allied Securities Inc., First

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Heartland Capital Inc., First Horizon Advisors, Geneos Wealth Management Inc., Grovepoint Investments LLC, Horan Securities Inc., Independent Financial Group, Infinex Investments Inc., Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, Kestra Investment Services, L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lion Street Financial LLC, M Holdings Securities Inc., MML Investors Services Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., Navy Federal Brokerage, NEXT Financial Group Inc., Park Avenue Securities LLC., PNC Investments Inc., Purshe Kaplan Sterling, R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Royal Alliance Associates Inc., SagePoint Financial Inc., Santander Securities LLC, Securian Financial Services Inc., Securities America Inc., Sorrento Pacific Financial LLC, Stephens Inc., Stifel Nicolaus & Company Inc., TD AMERITRADE Inc, The Huntington Investment, Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, VOYA Financial Advisors, Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services LLC, Western International Securities Inc,Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

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Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring Contract fees and charges applicable to a Contract Owner under the Contract, including the asset-based Risk Charge, the Administrative Charge and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional living benefit rider charge, or any non-recurring fees or charges. The Maintenance Fee is also taken into account, assuming an average Contract Value of $100,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Maintenance Fee.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Maintenance Fee, withdrawal charges, charges for premium taxes and/or any other taxes, any optional living benefit rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

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The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any optional living benefit rider charge or any non-recurring fees or charges, but do reflect a deduction for the Maintenance Fee, the Risk Charge and the Administrative Charge and assume an average Contract Value of $100,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the asset-based Risk Charge, and the Administrative Charge and the Maintenance Fee (assuming an average Contract Value of $100,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, any optional living benefit rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities

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widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the asset-based Risk Charge, and the Administrative Charge and the Maintenance Fee (assuming an average Contract Value of $100,000), any withdrawal charge, charge for applicable premium taxes and/or any other taxes, any optional living benefit rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

GENERAL INFORMATION AND HISTORY

For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the “Contract”), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the “Separate Account”), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Systematic Transfer Options

The fixed option(s) are not available in connection with portfolio rebalancing. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging Option

We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is not available after you annuitize.

Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

You may request dollar cost averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the

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transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Accumulated Value in the Variable Account from which the dollar cost averaging transfers will be made must be at least $5,000. The dollar cost averaging request will not be considered complete until the Contract Owner’s Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. Currently, we are not enforcing the minimum Variable Account value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Variable Account value. After we have received a dollar cost averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. The minimum amount or percentages that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum transfer amount requirement. After the Free Look Period, the first transfer will be effected on the Contract’s Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a dollar cost averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the dollar cost averaging option has been cancelled, a new dollar cost averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing Option

Portfolio rebalancing allows Contract Owners to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract’s Accumulated Value be allocated to Subaccount A, 40% in Subaccount B, and 30% in Subaccount C. Over time, the variations in each Variable Account’s investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request or by telephone. We may change, terminate or suspend the portfolio rebalancing feature at any time.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply

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uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the portfolio manager of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract:

• is not subject to Title 1 of ERISA,

• is issued under Section 403(b) of the Code, and

• permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 6%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 4.25%. The net amount of interest you pay on your loan will be 1.75% annually. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those

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earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), taking a loan while an optional living benefit rider is in effect will terminate your Rider (except for GIA II). If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on the appropriate request form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation In Proper Form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal section in the Prospectus), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan

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proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

• attainment of age 59½,

• severance from employment,

• death,

• disability, and

• financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to the withdrawal charge and a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

11

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Misstatements

If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct age or sex (unless unisex rates apply).

FINANCIAL STATEMENTS

The financial statements of Pacific Select Variable Annuity Separate Account of Pacific Life as of December 31, 2021 and for each of the periods presented are included in this SAI. Pacific Life’s statutory basis financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 are included in this SAI. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2021 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

12

Form No. 250-22A

TABLE OF CONTENTS

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-9
Statements of Changes in Net Assets	SA-15
Financial Highlights	SA-31
Notes to Financial Statements	SA-41
Report of Independent Registered Public Accounting Firm	SA-45

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2021

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2021; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2021, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	25,289	$320,365	$28,868	$5,911
Diversified Bond Class I *	187,199	2,235,112	390,899	1,948,707
Floating Rate Income Class I *	120,258	1,658,538	782,146	944,465
High Yield Bond Class I *	1,361,293	13,462,689	205,287	2,635,258
Inflation Managed Class I *	1,083,286	14,307,776	2,304,667	2,730,863
Managed Bond Class I *	2,045,293	30,187,589	739,195	6,525,494
Short Duration Bond Class I *	302,198	3,235,297	496,415	2,236,569
Emerging Markets Debt Class I *	14,762	179,800	5,749	17,733
Dividend Growth Class I *	254,597	9,390,219	694,256	3,309,784
Equity Index Class I *	582,714	69,396,745	438,161	9,242,854
Focused Growth Class I *	149,311	9,412,941	246,623	931,723
Growth Class I *	1,406,416	91,280,186	272,680	9,064,718
Hedged Equity Class I *	11,322	119,304	118,143	623
Large-Cap Growth Class I *	273,763	6,744,979	963,540	2,691,912
Large-Cap Value Class I *	314,600	10,821,592	622,568	2,181,237
Main Street® Core Class I *	1,049,532	72,066,227	362,374	10,604,770
Mid-Cap Equity Class I *	390,902	13,360,110	229,744	1,930,657
Mid-Cap Growth Class I *	288,594	9,249,347	1,064,892	2,073,664
Mid-Cap Value Class I *	62,013	1,699,833	931,322	624,914
Small-Cap Equity Class I *	41,486	1,253,139	164,530	501,431
Small-Cap Growth Class I *	232,585	7,777,063	1,284,443	2,406,881
Small-Cap Index Class I *	287,147	10,116,920	1,500,450	2,859,242
Small-Cap Value Class I *	136,164	4,196,822	1,345,252	1,663,490
Value Class I *	183,022	3,581,157	251,768	564,345
Value Advantage Class I *	40,923	999,002	944,826	317,315
Emerging Markets Class I *	454,952	10,070,842	827,777	2,139,085
International Large-Cap Class I *	548,922	7,562,773	310,838	1,084,290
International Small-Cap Class I *	43,870	582,667	117,608	296,950
International Value Class I *	1,362,518	19,434,351	181,796	3,451,229
Health Sciences Class I *	110,842	7,174,883	1,711,944	3,693,524
Real Estate Class I *	141,638	5,656,965	278,889	1,056,088
Technology Class I *	243,723	4,028,896	1,235,658	2,359,851
PSF DFA Balanced Allocation Class D *	67,773	1,146,890	167,467	89,078
Pacific Dynamix - Conservative Growth Class I *	123,821	2,568,651	247,274	307,498
Pacific Dynamix - Moderate Growth Class I *	98,013	2,732,851	78,495	1,224,826
Pacific Dynamix - Growth Class I *	157,393	5,190,813	297,357	681,694
Portfolio Optimization Conservative Class I *	2,220,100	34,004,730	1,484,759	4,067,302
Portfolio Optimization Moderate-Conservative Class I *	2,123,835	37,774,145	4,695,516	7,342,989
Portfolio Optimization Moderate Class I *	6,038,630	121,284,363	5,776,781	18,458,469
Portfolio Optimization Growth Class I *	4,061,020	91,815,716	4,200,657	14,163,244
Portfolio Optimization Aggressive-Growth Class I *	1,542,860	36,863,756	1,434,182	8,306,504
Invesco Oppenheimer V.I. International Growth Series II	64,637	197,789	130,479	171,186
Invesco® V.I. Balanced-Risk Allocation Series II	81,805	863,045	73,652	114,595
Invesco® V.I. Equity and Income Series II	7,445	153,003	35,109	43,229
Invesco® V.I. Global Real Estate Series II	3,259	57,124	21,943	92,370
Invesco® V.I. Global Series II	4,260	239,343	15,291	13,696
American Century VP Mid Cap Value Class II	33,529	839,890	183,163	258,485
American Funds IS Asset Allocation Class 4	523,849	14,961,134	1,313,442	2,250,767
American Funds IS Capital Income Builder® Class 4	37,179	451,348	34,549	32,703
American Funds IS Capital World Bond Class 4	15,345	177,544	127,830	59,417
American Funds IS Capital World Growth and Income Class 4	28,555	515,127	33,493	165,746
American Funds IS Global Balanced Class 4	36,924	536,513	67,331	32,103
American Funds IS Global Growth Class 4	19,519	869,981	262,377	261,749
American Funds IS Global Small Capitalization Class 4	7,861	259,087	82,893	199,229
American Funds IS Growth Class 4	82,888	10,260,686	1,803,488	2,145,765

See Notes to Financial Statements	See explanation of symbol on page SA-2

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
American Funds IS Growth-Income Class 4	129,380	$8,483,478	$386,522	$1,447,414
American Funds IS American High-Income Trust Class 4	63,918	702,458	105,325	32,060
American Funds IS International Class 4	20,596	459,495	94,430	280,242
American Funds IS International Growth and Income Class 4	49,167	945,489	263,667	168,959
American Funds IS Managed Risk Asset Allocation Class P2	54,744	817,328	10,953	57,207
American Funds IS New World Fund® Class 4	14,445	451,273	146,126	148,478
American Funds IS The Bond Fund of America Class 4	82,300	906,126	606,978	61,693
American Funds IS U.S. Government Securities Class 4	50,704	584,110	233,979	1,090,930
American Funds IS Washington Mutual Investors Class 4	88,263	1,563,138	427,462	394,411
BlackRock® 60/40 Target Allocation ETF V.I. Class I	22,796	319,831	166,922	10,971
BlackRock® Global Allocation V.I. Class III	557,572	8,017,884	1,569,576	1,344,419
Fidelity® VIP Contrafund® Service Class 2	64,928	3,409,395	1,257,198	759,925
Fidelity® VIP FundsManager® 60% Service Class 2	13,906	171,878	15,686	47,671
Fidelity® VIP Government Money Market Service Class	4,603,886	4,603,886	2,975,528	6,415,340
Fidelity® VIP Strategic Income Service Class 2	26,498	307,646	134,277	105,545
First Trust Dorsey Wright Tactical Core Class I	105,838	1,598,161	1,404,640	401,979
First Trust Multi Income Allocation Class I	5,855	73,771	5,514	1,942
First Trust/Dow Jones Dividend & Income Allocation Class I	98,036	1,630,342	47,667	319,086
Franklin Allocation VIP Class 4	106,548	657,402	19,642	59,224
Franklin Income VIP Class 2	23,658	396,514	51,165	125,922
Franklin Mutual Global Discovery VIP Class 2	29,392	576,370	117,476	170,555
Franklin Rising Dividends VIP Class 2	53,588	1,898,078	797,640	832,669
Templeton Global Bond VIP Class 2 *	21,693	284,830	44,331	215,247
Ivy VIP Asset Strategy Class II	8,313	84,704	9,821	1,018
Ivy VIP Energy Class II	55,328	192,114	238,354	217,076
Janus Henderson Balanced Service Shares	103,077	5,477,531	489,585	1,358,995
Janus Henderson Flexible Bond Service Shares	29,413	390,314	228,334	28,878
JPMorgan Insurance Trust Global Allocation Class 2	1,018	20,880	18,321	2,222
ClearBridge Variable Aggressive Growth - Class II	12,627	295,355	129,445	47,223
Lord Abbett Bond Debenture Class VC	65,905	810,628	243,359	142,393
Lord Abbett Total Return Class VC	36,616	616,975	49,151	164,903
MFS® Total Return Series - Service Class	23,027	625,864	59,466	85,821
MFS® Utilities Series - Service Class	5,872	220,668	13,837	11,957
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	14,504	165,199	157,327	1,649
PIMCO All Asset - Advisor Class	11,098	129,402	13,601	32,566
PIMCO CommodityRealReturn® Strategy - Advisor Class	90,038	705,902	750,419	41,640
PIMCO Income - Advisor Class	17,352	189,314	70,205	215,234
State Street Total Return V.I.S. Class 3	20,495	327,915	50,625	27,886
VanEck VIP Global Resources Class S	17,611	448,905	244,716	273,392

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$320,365	$2,235,112	$1,658,538	$13,462,689	$14,307,776	$30,187,589
Receivables:
Due from Pacific Life Insurance Company	—	31	—	3,971	—	10,227
Investments sold	19	84	125	—	867	—
Total Assets	320,384	2,235,227	1,658,663	13,466,660	14,308,643	30,197,816
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	36	—	417	—	209	—
Investments purchased	—	—	—	3,007	—	9,937
Total Liabilities	36	—	417	3,007	209	9,937
NET ASSETS	$320,348	$2,235,227	$1,658,246	$13,463,653	$14,308,434	$30,187,879
Units Outstanding	27,316	134,010	134,050	231,432	319,237	639,405
Accumulation Unit Value	$11.73	$16.68	$12.37	$58.18	$44.82	$47.21
Cost of Investments	$277,453	$1,506,847	$1,361,928	$6,482,390	$10,975,500	$21,113,701

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$3,235,297	$179,800	$9,390,219	$69,396,745	$9,412,941	$91,280,186
Receivables:
Due from Pacific Life Insurance Company	—	—	11,405	—	213	—
Investments sold	231	6	—	2,877	354	37,911
Total Assets	3,235,528	179,806	9,401,624	69,399,622	9,413,508	91,318,097
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	287	17	—	2,358	—	37,179
Investments purchased	—	—	10,785	—	—	—
Total Liabilities	287	17	10,785	2,358	—	37,179
NET ASSETS	$3,235,241	$179,789	$9,390,839	$69,397,264	$9,413,508	$91,280,918
Units Outstanding	286,519	16,295	224,954	465,348	160,572	529,881
Accumulation Unit Value	$11.29	$11.03	$41.75	$149.13	$58.62	$172.27
Cost of Investments	$2,662,246	$141,300	$1,843,938	$10,147,911	$840,606	$17,272,217

	Hedged	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap
	Equity	Growth	Value	Core	Equity	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$119,304	$6,744,979	$10,821,592	$72,066,227	$13,360,110	$9,249,347
Receivables:
Due from Pacific Life Insurance Company	—	37	—	—	—	—
Investments sold	4	300	4,986	10,322	1,083	14,810
Total Assets	119,308	6,745,316	10,826,578	72,076,549	13,361,193	9,264,157
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	11	—	4,019	9,330	267	14,080
Investments purchased	—	—	—	—	—	—
Total Liabilities	11	—	4,019	9,330	267	14,080
NET ASSETS	$119,297	$6,745,316	$10,822,559	$72,067,219	$13,360,926	$9,250,077
Units Outstanding	11,405	202,743	265,606	617,021	192,466	229,420
Accumulation Unit Value	$10.46	$33.27	$40.75	$116.80	$69.42	$40.32
Cost of Investments	$117,519	$1,004,485	$2,566,439	$15,856,419	$3,388,691	$1,218,235

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Value	Equity	Growth	Index	Value	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,699,833	$1,253,139	$7,777,063	$10,116,920	$4,196,822	$3,581,157
Receivables:
Due from Pacific Life Insurance Company	7	1,128	—	4,067	16,859	445
Investments sold	63	—	8,065	—	—	—
Total Assets	1,699,903	1,254,267	7,785,128	10,120,987	4,213,681	3,581,602
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	7,285	—	—	—
Investments purchased	—	1,056	—	3,572	16,384	152
Total Liabilities	—	1,056	7,285	3,572	16,384	152
NET ASSETS	$1,699,903	$1,253,211	$7,777,843	$10,117,415	$4,197,297	$3,581,450
Units Outstanding	40,968	31,715	186,618	212,226	67,766	144,797
Accumulation Unit Value	$41.49	$39.51	$41.68	$47.67	$61.94	$24.73
Cost of Investments	$777,427	$366,163	$1,425,698	$2,165,904	$1,185,124	$1,030,574

	Value	Emerging	International	International	International	Health
	Advantage	Markets	Large-Cap	Small-Cap	Value	Sciences
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$999,002	$10,070,842	$7,562,773	$582,667	$19,434,351	$7,174,883
Receivables:
Due from Pacific Life Insurance Company	—	17,995	—	3	18,847	17,185
Investments sold	34	—	11,267	48	—	—
Total Assets	999,036	10,088,837	7,574,040	582,718	19,453,198	7,192,068
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	46	—	10,795	—	—	—
Investments purchased	—	17,489	—	—	17,974	17,183
Total Liabilities	46	17,489	10,795	—	17,974	17,183
NET ASSETS	$998,990	$10,071,348	$7,563,245	$582,718	$19,435,224	$7,174,885
Units Outstanding	45,603	232,134	362,112	35,496	928,818	92,323
Accumulation Unit Value	$21.91	$43.39	$20.89	$16.42	$20.92	$77.72
Cost of Investments	$764,793	$2,489,974	$2,527,282	$206,150	$11,728,034	$794,502

				Pacific	Pacific
			PSF DFA	Dynamix -	Dynamix -	Pacific
	Real		Balanced	Conservative	Moderate	Dynamix -
	Estate	Technology	Allocation	Growth	Growth	Growth
	Class I	Class I	Class D	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$5,656,965	$4,028,896	$1,146,890	$2,568,651	$2,732,851	$5,190,813
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	43	—
Investments sold	1,690	158	472	88	94	299
Total Assets	5,658,655	4,029,054	1,147,362	2,568,739	2,732,988	5,191,112
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1,381	172	538	203	—	329
Investments purchased	—	—	—	—	—	—
Total Liabilities	1,381	172	538	203	—	329
NET ASSETS	$5,657,274	$4,028,882	$1,146,824	$2,568,536	$2,732,988	$5,190,783
Units Outstanding	65,775	190,103	72,963	119,283	101,811	158,288
Accumulation Unit Value	$86.01	$21.19	$15.72	$21.53	$26.84	$32.79
Cost of Investments	$1,075,149	$1,531,281	$791,779	$1,819,818	$1,153,761	$1,952,492

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
		Portfolio			Portfolio	Invesco
	Portfolio	Optimization	Portfolio	Portfolio	Optimization	Oppenheimer
	Optimization	Moderate-	Optimization	Optimization	Aggressive-	V.I. International
	Conservative	Conservative	Moderate	Growth	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Series II
ASSETS
Investments in mutual funds, at value	$34,004,730	$37,774,145	$121,284,363	$91,815,716	$36,863,756	$197,789
Receivables:
Due from Pacific Life Insurance Company	—	—	—	905,050	—	—
Investments sold	1,209	4,905	17,461	—	927,213	7
Total Assets	34,005,939	37,779,050	121,301,824	92,720,766	37,790,969	197,796
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	516	4,407	17,143	—	926,263	26
Investments purchased	—	—	—	905,010	—	—
Total Liabilities	516	4,407	17,143	905,010	926,263	26
NET ASSETS	$34,005,423	$37,774,643	$121,284,681	$91,815,756	$36,864,706	$197,770
Units Outstanding	2,452,168	2,354,211	6,715,925	4,536,876	1,730,430	12,823
Accumulation Unit Value	$13.87	$16.05	$18.06	$20.24	$21.30	$15.42
Cost of Investments	$21,796,967	$21,344,257	$57,676,020	$38,930,705	$14,389,998	$174,017

	Invesco V.I.	Invesco V.I.	Invesco V.I.		American
	Balanced-Risk	Equity and	Global	Invesco V.I.	Century	American Funds
	Allocation	Income	Real Estate	Global	VP Mid Cap Value	IS Asset Allocation
	Series II	Series II	Series II	Series II	Class II	Class 4
ASSETS
Investments in mutual funds, at value	$863,045	$153,003	$57,124	$239,343	$839,890	$14,961,134
Receivables:
Due from Pacific Life Insurance Company	78	—	—	42	151	—
Investments sold	30	48	2	8	—	1,259
Total Assets	863,153	153,051	57,126	239,393	840,041	14,962,393
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	197	18	—	—	1,056
Investments purchased	—	—	—	—	118	—
Total Liabilities	—	197	18	—	118	1,056
NET ASSETS	$863,153	$152,854	$57,108	$239,393	$839,923	$14,961,337
Units Outstanding	36,709	9,084	4,543	11,661	33,789	874,998
Accumulation Unit Value	$23.51	$16.83	$12.57	$20.53	$24.86	$17.10
Cost of Investments	$882,849	$117,024	$47,188	$172,935	$553,770	$10,999,555

			American Funds
	American Funds	American Funds	IS Capital World			American Funds
	IS Capital	IS Capital	Growth and	American Funds	American Funds	IS Global Small
	Income Builder	World Bond	Income	IS Global Balanced	IS Global Growth	Capitalization
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$451,348	$177,544	$515,127	$536,513	$869,981	$259,087
Receivables:
Due from Pacific Life Insurance Company	—	—	—	26	—	—
Investments sold	27	16	18	30	30	13
Total Assets	451,375	177,560	515,145	536,569	870,011	259,100
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	57	34	34	—	224	24
Investments purchased	—	—	—	—	—	—
Total Liabilities	57	34	34	—	224	24
NET ASSETS	$451,318	$177,526	$515,111	$536,569	$869,787	$259,076
Units Outstanding	33,284	16,259	28,793	34,619	34,245	13,732
Accumulation Unit Value	$13.56	$10.92	$17.89	$15.50	$25.40	$18.87
Cost of Investments	$364,896	$182,868	$423,120	$449,396	$521,317	$189,019

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
			American Funds
			IS American		American Funds	American Funds
	American Funds	American Funds	High-Income	American Funds	IS International	IS Managed Risk
	IS Growth	IS Growth-Income	Trust	IS International	Growth and Income	Asset Allocation
	Class 4	Class 4	Class 4	Class 4	Class 4	Class P2
ASSETS
Investments in mutual funds, at value	$10,260,686	$8,483,478	$702,458	$459,495	$945,489	$817,328
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	366	14,749	42	16	32	28
Total Assets	10,261,052	8,498,227	702,500	459,511	945,521	817,356
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	186	14,520	134	154	133	67
Investments purchased	—	—	—	—	—	—
Total Liabilities	186	14,520	134	154	133	67
NET ASSETS	$10,260,866	$8,483,707	$702,366	$459,357	$945,388	$817,289
Units Outstanding	332,982	397,469	50,180	34,070	73,603	52,371
Accumulation Unit Value	$30.82	$21.34	$14.00	$13.48	$12.84	$15.61
Cost of Investments	$5,705,783	$5,780,826	$655,591	$372,876	$773,736	$730,367

		American Funds	American Funds IS	American Funds	BlackRock	BlackRock
	American Funds IS	IS The Bond Fund	U.S. Government	IS Washington	60/40 Target	Global
	New World Fund	of America	Securities	Mutual Investors	Allocation ETF	Allocation
	Class 4	Class 4	Class 4	Class 4	V.I. Class I	V.I. Class III
ASSETS
Investments in mutual funds, at value	$451,273	$906,126	$584,110	$1,563,138	$319,831	$8,017,884
Receivables:
Due from Pacific Life Insurance Company	—	—	—	33,059	—	415
Investments sold	42	31	20	—	11	366
Total Assets	451,315	906,157	584,130	1,596,197	319,842	8,018,665
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	67	89	51	—	36	—
Investments purchased	—	—	—	33,134	—	—
Total Liabilities	67	89	51	33,134	36	—
NET ASSETS	$451,248	$906,068	$584,079	$1,563,063	$319,806	$8,018,665
Units Outstanding	28,609	79,049	52,618	81,840	19,923	445,039
Accumulation Unit Value	$15.77	$11.46	$11.10	$19.10	$16.05	$18.02
Cost of Investments	$288,014	$924,307	$610,979	$1,135,684	$293,303	$6,313,192

			Fidelity VIP		First Trust	First Trust
	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP	Dorsey Wright	Multi Income
	Contrafund	FundsManager 60%	Money Market	Strategic Income	Tactical Core	Allocation
	Service Class 2	Service Class 2	Service Class	Service Class 2	Class I	Class I
ASSETS
Investments in mutual funds, at value	$3,409,395	$171,878	$4,603,886	$307,646	$1,598,161	$73,771
Receivables:
Due from Pacific Life Insurance Company	—	—	1,163	—	—	—
Investments sold	278	6	—	16	55	3
Total Assets	3,409,673	171,884	4,605,049	307,662	1,598,216	73,774
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	173	9	—	16	217	9
Investments purchased	—	—	676	—	—	—
Total Liabilities	173	9	676	16	217	9
NET ASSETS	$3,409,500	$171,875	$4,604,373	$307,646	$1,597,999	$73,765
Units Outstanding	100,060	8,498	484,847	24,282	104,076	5,389
Accumulation Unit Value	$34.07	$20.23	$9.50	$12.67	$15.35	$13.69
Cost of Investments	$2,315,246	$136,533	$4,603,886	$295,907	$1,430,451	$64,218

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	First Trust/Dow			Franklin	Franklin
	Jones Dividend &	Franklin	Franklin	Mutual Global	Rising	Templeton
	Income Allocation	Allocation	Income	Discovery	Dividends	Global Bond
	Class I	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2
ASSETS
Investments in mutual funds, at value	$1,630,342	$657,402	$396,514	$576,370	$1,898,078	$284,830
Receivables:
Due from Pacific Life Insurance Company	—	24	—	—	142	—
Investments sold	56	23	25	57	65	10
Total Assets	1,630,398	657,449	396,539	576,427	1,898,285	284,840
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	192	—	53	35	—	28
Investments purchased	—	—	—	—	—	—
Total Liabilities	192	—	53	35	—	28
NET ASSETS	$1,630,206	$657,449	$396,486	$576,392	$1,898,285	$284,812
Units Outstanding	80,553	35,561	29,195	32,977	63,305	32,961
Accumulation Unit Value	$20.24	$18.49	$13.58	$17.48	$29.99	$8.64
Cost of Investments	$1,249,836	$522,744	$355,987	$515,481	$1,343,084	$325,333

	Ivy		Janus	Janus	JPMorgan	ClearBridge
	VIP Asset	Ivy	Henderson	Henderson	Insurance Trust	Variable
	Strategy	VIP Energy	Balanced	Flexible Bond	Global Allocation	Aggressive
	Class II	Class II	Service Shares	Service Shares	Class 2	Growth - Class II
ASSETS
Investments in mutual funds, at value	$84,704	$192,114	$5,477,531	$390,314	$20,880	$295,355
Receivables:
Due from Pacific Life Insurance Company	—	8,742	—	—	—	—
Investments sold	3	—	215	13	1	10
Total Assets	84,707	200,856	5,477,746	390,327	20,881	295,365
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	9	—	162	47	1	13
Investments purchased	—	8,737	—	—	—	—
Total Liabilities	9	8,737	162	47	1	13
NET ASSETS	$84,698	$192,119	$5,477,584	$390,280	$20,880	$295,352
Units Outstanding	6,224	41,310	236,362	33,998	1,405	18,663
Accumulation Unit Value	$13.61	$4.65	$23.17	$11.48	$14.87	$15.83
Cost of Investments	$68,891	$146,329	$3,342,493	$389,348	$20,174	$334,927

	Lord Abbett		MFS	MFS	Neuberger Berman
	Bond	Lord Abbett	Total Return	Utilities	U.S. Equity Index
	Debenture	Total Return	Series -	Series -	PutWrite Strategy	PIMCO All Asset -
	Class VC	Class VC	Service Class	Service Class	Class S	Advisor Class
ASSETS
Investments in mutual funds, at value	$810,628	$616,975	$625,864	$220,668	$165,199	$129,402
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	28	29	22	18	6	4
Total Assets	810,656	617,004	625,886	220,686	165,205	129,406
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	63	12	65	14	23	8
Investments purchased	—	—	—	—	—	—
Total Liabilities	63	12	65	14	23	8
NET ASSETS	$810,593	$616,992	$625,821	$220,672	$165,182	$129,398
Units Outstanding	55,496	53,537	30,607	11,318	12,519	9,222
Accumulation Unit Value	$14.61	$11.52	$20.45	$19.50	$13.19	$14.03
Cost of Investments	$768,418	$605,241	$473,813	$156,813	$155,718	$110,658

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	PIMCO
	Commodity-
	RealReturn		State Street	VanEck VIP
	Strategy -	PIMCO Income -	Total Return	Global Resources
	Advisor Class	Advisor Class	V.I.S. Class 3	Class S
ASSETS
Investments in mutual funds, at value	$705,902	$189,314	$327,915	$448,905
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—
Investments sold	24	—	11	15
Total Assets	705,926	189,314	327,926	448,920
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1	17	85	29
Investments purchased	—	4	—	—
Total Liabilities	1	21	85	29
NET ASSETS	$705,925	$189,293	$327,841	$448,891
Units Outstanding	101,742	16,896	13,566	55,035
Accumulation Unit Value	$6.94	$11.20	$24.17	$8.16
Cost of Investments	$716,898	$185,357	$302,875	$283,314

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	3,917	31,814	23,414	177,644	173,562	398,640
Net Investment Income (Loss)	(3,917)	(31,814)	(23,414)	(177,644)	(173,562)	(398,640)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(26)	216,177	22,551	1,176,285	184,215	1,605,424
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(26)	216,177	22,551	1,176,285	184,215	1,605,424
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,041)	(298,660)	60,882	(425,428)	579,701	(2,024,716)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,984)	$(114,297)	$60,019	$573,213	$590,354	$(817,932)

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	44,585	2,402	129,793	829,830	112,868	1,087,289
Net Investment Income (Loss)	(44,585)	(2,402)	(129,793)	(829,830)	(112,868)	(1,087,289)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	118,310	2,598	2,036,183	7,362,479	582,841	6,933,787
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	118,310	2,598	2,036,183	7,362,479	582,841	6,933,787
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(130,777)	(14,722)	328,105	9,095,826	1,020,059	11,303,034
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(57,052)	$(14,526)	$2,234,495	$15,628,475	$1,490,032	$17,149,532

	Hedged	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap
	Equity	Growth	Value	Core	Equity	Growth
	Class I (1)	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	396	83,553	133,659	870,227	171,362	119,076
Net Investment Income (Loss)	(396)	(83,553)	(133,659)	(870,227)	(171,362)	(119,076)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(2)	1,444,284	1,146,198	7,661,038	1,211,835	780,111
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(2)	1,444,284	1,146,198	7,661,038	1,211,835	780,111
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,785	(214,057)	1,312,836	9,269,146	848,489	659,559
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,387	$1,146,674	$2,325,375	$16,059,957	$1,888,962	$1,320,594

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Value	Equity	Growth	Index	Value	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	20,773	16,711	108,168	136,007	54,795	43,880
Net Investment Income (Loss)	(20,773)	(16,711)	(108,168)	(136,007)	(54,795)	(43,880)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	16,843	226,129	902,466	1,091,205	215,474	215,989
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	16,843	226,129	902,466	1,091,205	215,474	215,989
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	305,814	90,030	(724,536)	440,378	934,911	466,238
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$301,884	$299,448	$69,762	$1,395,576	$1,095,590	$638,347

	Value	Emerging	International	International	International	Health
	Advantage	Markets	Large-Cap	Small-Cap	Value	Sciences
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	10,992	143,322	92,190	8,476	250,070	92,911
Net Investment Income (Loss)	(10,992)	(143,322)	(92,190)	(8,476)	(250,070)	(92,911)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	11,878	1,045,642	463,420	96,244	947,409	1,629,189
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	11,878	1,045,642	463,420	96,244	947,409	1,629,189
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	196,761	(1,915,753)	551,611	(11,078)	2,750,835	(749,565)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$197,647	$(1,013,433)	$922,841	$76,690	$3,448,174	$786,713

				Pacific	Pacific
			PSF DFA	Dynamix -	Dynamix -	Pacific
	Real		Balanced	Conservative	Moderate	Dynamix -
	Estate	Technology	Allocation	Growth	Growth	Growth
	Class I	Class I	Class D	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	63,960	49,492	12,646	32,451	37,987	63,005
Net Investment Income (Loss)	(63,960)	(49,492)	(12,646)	(32,451)	(37,987)	(63,005)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	567,479	302,334	9,401	7,746	595,861	114,047
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	567,479	302,334	9,401	7,746	595,861	114,047
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,152,259	161,499	108,732	152,358	(270,888)	562,369
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,655,778	$414,341	$105,487	$127,653	$286,986	$613,411

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
		Portfolio			Portfolio	Invesco
	Portfolio	Optimization	Portfolio	Portfolio	Optimization	Oppenheimer
	Optimization	Moderate-	Optimization	Optimization	Aggressive-	V.I. International
	Conservative	Conservative	Moderate	Growth	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Series II
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	434,266	470,722	1,547,130	1,146,495	479,426	2,576
Net Investment Income (Loss)	(434,266)	(470,722)	(1,547,130)	(1,146,495)	(479,426)	(2,576)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	903,388	1,875,877	6,417,750	5,241,443	4,082,231	19,229
Capital gain distributions	—	—	—	—	—	12,774
Realized Gain (Loss) on Investments	903,388	1,875,877	6,417,750	5,241,443	4,082,231	32,003
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(135,396)	471,840	4,472,211	5,912,605	1,631,324	(13,912)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$333,726	$1,876,995	$9,342,831	$10,007,553	$5,234,129	$15,515

	Invesco V.I.	Invesco V.I.	Invesco V.I.		American
	Balanced-Risk	Equity and	Global	Invesco V.I.	Century	American Funds
	Allocation	Income	Real Estate	Global	VP Mid Cap Value	IS Asset Allocation
	Series II	Series II	Series II	Series II	Class II	Class 4
INVESTMENT INCOME
Dividends	$25,806	$2,571	$2,600	$—	$8,911	$197,634
EXPENSES
Mortality and expense risk	10,952	1,982	1,275	2,920	10,852	191,516
Net Investment Income (Loss)	14,854	589	1,325	(2,920)	(1,941)	6,118
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	6,875	1,979	3,579	1,834	20,290	238,116
Capital gain distributions	27,765	1,534	—	12,155	—	518,264
Realized Gain (Loss) on Investments	34,640	3,513	3,579	13,989	20,290	756,380
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	17,368	19,914	17,444	18,475	140,813	1,139,810
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,862	$24,016	$22,348	$29,544	$159,162	$1,902,308

			American Funds
	American Funds	American Funds	IS Capital World			American Funds
	IS Capital	IS Capital	Growth and	American Funds	American Funds	IS Global Small
	Income Builder	World Bond	Income	IS Global Balanced	IS Global Growth	Capitalization
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$10,703	$2,922	$7,438	$4,081	$1,799	$—
EXPENSES
Mortality and expense risk	5,372	2,439	7,543	6,322	10,509	4,442
Net Investment Income (Loss)	5,331	483	(105)	(2,241)	(8,710)	(4,442)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,816	(2,444)	17,621	931	6,835	9,311
Capital gain distributions	—	5,691	14,142	28,502	41,308	8,298
Realized Gain (Loss) on Investments	1,816	3,247	31,763	29,433	48,143	17,609
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	46,486	(13,665)	44,393	16,634	67,000	8,129
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,633	$(9,935)	$76,051	$43,826	$106,433	$21,296

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
			American Funds
			IS American		American Funds	American Funds
	American Funds	American Funds	High-Income	American Funds	IS International	IS Managed Risk
	IS Growth	IS Growth-Income	Trust	IS International	Growth and Income	Asset Allocation
	Class 4	Class 4	Class 4	Class 4	Class 4	Class P2
INVESTMENT INCOME
Dividends	$6,135	$76,922	$25,354	$10,970	$25,213	$10,953
EXPENSES
Mortality and expense risk	127,987	103,506	8,479	7,858	10,791	10,092
Net Investment Income (Loss)	(121,852)	(26,584)	16,875	3,112	14,422	861
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	358,208	224,566	259	40,496	15,443	1,848
Capital gain distributions	1,337,703	81,803	—	—	—	—
Realized Gain (Loss) on Investments	1,695,911	306,369	259	40,496	15,443	1,848
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	287,988	1,362,107	26,981	(52,827)	5,212	81,990
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,862,047	$1,641,892	$44,115	$(9,219)	$35,077	$84,699

		American Funds	American Funds IS	American Funds	BlackRock	BlackRock
	American Funds IS	IS The Bond Fund	U.S. Government	IS Washington	60/40 Target	Global
	New World Fund	of America	Securities	Mutual Investors	Allocation ETF	Allocation
	Class 4	Class 4	Class 4	Class 4	V.I. Class I	V.I. Class III
INVESTMENT INCOME
Dividends	$2,942	$10,703	$6,102	$17,730	$5,818	$67,501
EXPENSES
Mortality and expense risk	5,780	8,057	9,022	16,970	2,534	104,295
Net Investment Income (Loss)	(2,838)	2,646	(2,920)	760	3,284	(36,794)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	5,046	(2,231)	151	27,892	477	173,225
Capital gain distributions	14,565	27,028	52,025	—	21,805	1,338,018
Realized Gain (Loss) on Investments	19,611	24,797	52,176	27,892	22,282	1,511,243
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,988)	(35,489)	(76,096)	278,905	(5,471)	(1,040,779)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,785	$(8,046)	$(26,840)	$307,557	$20,095	$433,670

			Fidelity VIP		First Trust	First Trust
	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP	Dorsey Wright	Multi Income
	Contrafund	FundsManager 60%	Money Market	Strategic Income	Tactical Core	Allocation
	Service Class 2	Service Class 2	Service Class	Service Class 2	Class I	Class I
INVESTMENT INCOME
Dividends	$738	$1,621	$578	$8,485	$5,877	$1,561
EXPENSES
Mortality and expense risk	36,642	2,310	72,588	4,377	18,000	848
Net Investment Income (Loss)	(35,904)	(689)	(72,010)	4,108	(12,123)	713
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	20,412	3,374	—	(313)	(11,124)	77
Capital gain distributions	379,027	2,894	—	5,482	51,222	—
Realized Gain (Loss) on Investments	399,439	6,268	—	5,169	40,098	77
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	287,977	13,013	—	(1,780)	59,646	6,484
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$651,512	$18,592	$(72,010)	$7,497	$87,621	$7,274

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	First Trust/Dow			Franklin	Franklin
	Jones Dividend &	Franklin	Franklin	Mutual Global	Rising	Templeton
	Income Allocation	Allocation	Income	Discovery	Dividends	Global Bond
	Class I	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2
INVESTMENT INCOME
Dividends	$15,758	$10,360	$21,408	$13,130	$12,583	$—
EXPENSES
Mortality and expense risk	21,564	8,143	5,479	7,023	20,485	4,389
Net Investment Income (Loss)	(5,806)	2,217	15,929	6,107	(7,902)	(4,389)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	36,925	4,045	881	(1,602)	35,068	(50,856)
Capital gain distributions	13,359	—	—	—	47,392	—
Realized Gain (Loss) on Investments	50,284	4,045	881	(1,602)	82,460	(50,856)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	132,731	56,624	44,956	84,422	255,625	31,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$177,209	$62,886	$61,766	$88,927	$330,183	$(23,872)

	Ivy		Janus	Janus	JPMorgan	ClearBridge
	VIP Asset	Ivy	Henderson	Henderson	Insurance Trust	Variable
	Strategy	VIP Energy	Balanced	Flexible Bond	Global Allocation	Aggressive
	Class II	Class II	Service Shares	Service Shares	Class 2	Growth - Class II
INVESTMENT INCOME
Dividends	$1,319	$2,523	$34,785	$4,940	$164	$453
EXPENSES
Mortality and expense risk	1,019	2,198	67,597	3,489	202	3,506
Net Investment Income (Loss)	300	325	(32,812)	1,451	(38)	(3,053)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	34	(25,935)	183,432	(795)	61	2,560
Capital gain distributions	8,501	—	38,470	5,736	820	82,403
Realized Gain (Loss) on Investments	8,535	(25,935)	221,902	4,941	881	84,963
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,791)	73,013	599,120	(12,967)	137	(60,053)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,044	$47,403	$788,210	$(6,575)	$980	$21,857

	Lord Abbett		MFS	MFS	Neuberger Berman
	Bond	Lord Abbett	Total Return	Utilities	U.S. Equity Index
	Debenture	Total Return	Series -	Series -	PutWrite Strategy	PIMCO All Asset -
	Class VC	Class VC	Service Class	Service Class	Class S (1)	Advisor Class
INVESTMENT INCOME
Dividends	$24,630	$12,030	$10,450	$3,161	$471	$13,574
EXPENSES
Mortality and expense risk	8,629	7,945	8,077	2,575	1,472	1,570
Net Investment Income (Loss)	16,001	4,085	2,373	586	(1,001)	12,004
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	773	(1,947)	5,250	963	40	4,326
Capital gain distributions	13,031	4,330	31,697	7,125	9,743	—
Realized Gain (Loss) on Investments	13,804	2,383	36,947	8,088	9,783	4,326
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(16,874)	(16,922)	35,591	15,820	9,481	959
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,931	$(10,454)	$74,911	$24,494	$18,263	$17,289

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	PIMCO
	Commodity-
	RealReturn		State Street	VanEck VIP
	Strategy -	PIMCO Income -	Total Return	Global Resources
	Advisor Class	Advisor Class	V.I.S. Class 3	Class S
INVESTMENT INCOME
Dividends	$4,486	$5,861	$5,989	$1,319
EXPENSES
Mortality and expense risk	2,272	2,658	4,090	6,269
Net Investment Income (Loss)	2,214	3,203	1,899	(4,950)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,250	1,724	3,838	23,959
Capital gain distributions	—	—	42,356	—
Realized Gain (Loss) on Investments	1,250	1,724	46,194	23,959
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(11,594)	(2,116)	(11,790)	63,415
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,130)	$2,811	$36,303	$82,424

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,917)	$(3,367)	$(31,814)	$(41,851)	$(23,414)	$(20,820)
Realized gain (loss) on investments	(26)	2,391	216,177	1,101	22,551	1,849
Change in net unrealized appreciation (depreciation) on investments	(1,041)	20,426	(298,660)	331,604	60,882	68,110
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,984)	19,450	(114,297)	290,854	60,019	49,139
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	190	22,739	2,777	11,361
Transfers between variable and fixed accounts, net	29,104	61,302	(80,504)	658,676	68,449	(697)
Contract benefits and terminations	(1,751)	(9,317)	(1,440,824)	(193,939)	(205,030)	(148,776)
Contract charges and deductions	(480)	(2,526)	(4,858)	(8,314)	(5,101)	(5,047)
Other	—	149	44	(327)	(51)	(17)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	26,873	49,608	(1,525,952)	478,835	(138,956)	(143,176)
NET INCREASE (DECREASE) IN NET ASSETS	21,889	69,058	(1,640,249)	769,689	(78,937)	(94,037)
NET ASSETS
Beginning of Year	298,459	229,401	3,875,476	3,105,787	1,737,183	1,831,220
End of Year	$320,348	$298,459	$2,235,227	$3,875,476	$1,658,246	$1,737,183

	High Yield Bond		Inflation Managed		Managed Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(177,644)	$(189,178)	$(173,562)	$(174,661)	$(398,640)	$(462,400)
Realized gain (loss) on investments	1,176,285	914,447	184,215	248,629	1,605,424	1,411,224
Change in net unrealized appreciation (depreciation) on investments	(425,428)	(129,511)	579,701	1,262,318	(2,024,716)	1,535,957
Net Increase (Decrease) in Net Assets Resulting from Operations	573,213	595,758	590,354	1,336,286	(817,932)	2,484,781
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	58,557	124,443	138,902	220,135	253,908	304,097
Transfers between variable and fixed accounts, net	20,568	(913)	979,434	(42,365)	587,899	(467,422)
Contract benefits and terminations	(2,302,852)	(2,176,629)	(1,347,665)	(1,694,959)	(6,167,056)	(4,031,391)
Contract charges and deductions	(28,640)	(31,416)	(23,253)	(23,858)	(59,631)	(84,032)
Other	179	(622)	85	235	(2,567)	(22,874)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,252,188)	(2,085,137)	(252,497)	(1,540,812)	(5,387,447)	(4,301,622)
NET INCREASE (DECREASE) IN NET ASSETS	(1,678,975)	(1,489,379)	337,857	(204,526)	(6,205,379)	(1,816,841)
NET ASSETS
Beginning of Year	15,142,628	16,632,007	13,970,577	14,175,103	36,393,258	38,210,099
End of Year	$13,463,653	$15,142,628	$14,308,434	$13,970,577	$30,187,879	$36,393,258

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Short Duration Bond		Emerging Markets Debt		Dividend Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(44,585)	$(55,047)	$(2,402)	$(2,420)	$(129,793)	$(109,822)
Realized gain (loss) on investments	118,310	15,831	2,598	2,925	2,036,183	709,401
Change in net unrealized appreciation (depreciation) on investments	(130,777)	143,899	(14,722)	(55)	328,105	383,055
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,052)	104,683	(14,526)	450	2,234,495	982,634
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	198,923	102,159	—	—	46,355	171,538
Transfers between variable and fixed accounts, net	96,603	1,903,681	2,599	10,577	298,744	(24,951)
Contract benefits and terminations	(1,985,309)	(1,339,273)	(11,581)	(28,243)	(2,814,394)	(1,070,940)
Contract charges and deductions	(5,815)	(7,566)	(600)	(615)	(16,495)	(14,330)
Other	80	12	—	(5)	308	25
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,695,518)	659,013	(9,582)	(18,286)	(2,485,482)	(938,658)
NET INCREASE (DECREASE) IN NET ASSETS	(1,752,570)	763,696	(24,108)	(17,836)	(250,987)	43,976
NET ASSETS
Beginning of Year	4,987,811	4,224,115	203,897	221,733	9,641,826	9,597,850
End of Year	$3,235,241	$4,987,811	$179,789	$203,897	$9,390,839	$9,641,826

	Equity Index		Focused Growth		Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(829,830)	$(695,665)	$(112,868)	$(90,541)	$(1,087,289)	$(923,055)
Realized gain (loss) on investments	7,362,479	5,731,359	582,841	1,115,750	6,933,787	7,795,478
Change in net unrealized appreciation (depreciation) on investments	9,095,826	3,745,421	1,020,059	1,215,928	11,303,034	12,674,509
Net Increase (Decrease) in Net Assets Resulting from Operations	15,628,475	8,781,115	1,490,032	2,241,137	17,149,532	19,546,932
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	392,532	267,539	32,588	608,350	435,663	459,241
Transfers between variable and fixed accounts, net	(1,131,408)	(1,946,638)	(120,164)	(731,855)	(1,081,637)	(3,396,381)
Contract benefits and terminations	(7,121,083)	(4,890,154)	(468,563)	(1,061,949)	(6,907,578)	(6,977,085)
Contract charges and deductions	(114,995)	(99,753)	(16,093)	(12,483)	(151,606)	(132,346)
Other	605	2,670	125	12,564	909	(5,000)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(7,974,349)	(6,666,336)	(572,107)	(1,185,373)	(7,704,249)	(10,051,571)
NET INCREASE (DECREASE) IN NET ASSETS	7,654,126	2,114,779	917,925	1,055,764	9,445,283	9,495,361
NET ASSETS
Beginning of Year	61,743,138	59,628,359	8,495,583	7,439,819	81,835,635	72,340,274
End of Year	$69,397,264	$61,743,138	$9,413,508	$8,495,583	$91,280,918	$81,835,635

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Hedged Equity		Large-Cap Growth		Large-Cap Value
	Class I (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(396)		$(83,553)	$(80,922)	$(133,659)	$(117,507)
Realized gain (loss) on investments	(2)		1,444,284	469,722	1,146,198	1,069,333
Change in net unrealized appreciation (depreciation) on investments	1,785		(214,057)	1,570,348	1,312,836	(694,697)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,387		1,146,674	1,959,148	2,325,375	257,129
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—		10,756	42,269	57,840	34,766
Transfers between variable and fixed accounts, net	118,141		(1,250,992)	(470,655)	121,251	(859,970)
Contract benefits and terminations	(200)		(393,467)	(739,649)	(1,586,722)	(697,601)
Contract charges and deductions	(49)		(11,106)	(12,425)	(17,470)	(17,143)
Other	18		134	(3,388)	366	(231)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	117,910		(1,644,675)	(1,183,848)	(1,424,735)	(1,540,179)
NET INCREASE (DECREASE) IN NET ASSETS	119,297		(498,001)	775,300	900,640	(1,283,050)
NET ASSETS
Beginning of Year or Period	—		7,243,317	6,468,017	9,921,919	11,204,969
End of Year or Period	$119,297		$6,745,316	$7,243,317	$10,822,559	$9,921,919

	Main Street Core		Mid-Cap Equity		Mid-Cap Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(870,227)	$(754,380)	$(171,362)	$(134,987)	$(119,076)	$(87,678)
Realized gain (loss) on investments	7,661,038	5,042,037	1,211,835	734,113	780,111	759,725
Change in net unrealized appreciation (depreciation) on investments	9,269,146	2,775,233	848,489	2,012,842	659,559	2,107,301
Net Increase (Decrease) in Net Assets Resulting from Operations	16,059,957	7,062,890	1,888,962	2,611,968	1,320,594	2,779,348
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,011,222	333,004	42,242	107,195	16,429	66,195
Transfers between variable and fixed accounts, net	(1,339,735)	(2,259,893)	(315,117)	(490,458)	(208,842)	(451,412)
Contract benefits and terminations	(8,926,197)	(4,800,816)	(1,233,728)	(756,207)	(682,213)	(592,300)
Contract charges and deductions	(117,201)	(104,702)	(22,945)	(19,928)	(15,144)	(11,664)
Other	383	(1,191)	178	(33)	215	381
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(9,371,528)	(6,833,598)	(1,529,370)	(1,159,431)	(889,555)	(988,800)
NET INCREASE (DECREASE) IN NET ASSETS	6,688,429	229,292	359,592	1,452,537	431,039	1,790,548
NET ASSETS
Beginning of Year	65,378,790	65,149,498	13,001,334	11,548,797	8,819,038	7,028,490
End of Year	$72,067,219	$65,378,790	$13,360,926	$13,001,334	$9,250,077	$8,819,038

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Mid-Cap Value		Small-Cap Equity		Small-Cap Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(20,773)	$(14,869)	$(16,711)	$(15,374)	$(108,168)	$(86,519)
Realized gain (loss) on investments	16,843	268,357	226,129	238,601	902,466	935,548
Change in net unrealized appreciation (depreciation) on investments	305,814	(224,303)	90,030	(196,553)	(724,536)	2,252,095
Net Increase (Decrease) in Net Assets Resulting from Operations	301,884	29,185	299,448	26,674	69,762	3,101,124
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	24,642	53,736	1,101	17,431	4,847	34,663
Transfers between variable and fixed accounts, net	393,870	(837,529)	(226,448)	(303,128)	(331,211)	(436,616)
Contract benefits and terminations	(88,192)	(169,223)	(92,453)	(181,252)	(672,972)	(840,447)
Contract charges and deductions	(3,182)	(2,439)	(2,390)	(3,354)	(15,081)	(12,343)
Other	7	894	33	(1,477)	268	167
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	327,145	(954,561)	(320,157)	(471,780)	(1,014,149)	(1,254,576)
NET INCREASE (DECREASE) IN NET ASSETS	629,029	(925,376)	(20,709)	(445,106)	(944,387)	1,846,548
NET ASSETS
Beginning of Year	1,070,874	1,996,250	1,273,920	1,719,026	8,722,230	6,875,682
End of Year	$1,699,903	$1,070,874	$1,253,211	$1,273,920	$7,777,843	$8,722,230

	Small-Cap Index		Small-Cap Value		Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(136,007)	$(103,098)	$(54,795)	$(35,684)	$(43,880)	$(38,689)
Realized gain (loss) on investments	1,091,205	858,604	215,474	186,694	215,989	214,090
Change in net unrealized appreciation (depreciation) on investments	440,378	669,761	934,911	(191,339)	466,238	(498,273)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,395,576	1,425,267	1,095,590	(40,329)	638,347	(322,872)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	8,519	64,949	9,930	82,868	3,968	119,329
Transfers between variable and fixed accounts, net	(317,002)	(365,179)	56,829	(78,741)	96,530	(226,209)
Contract benefits and terminations	(896,318)	(848,607)	(322,541)	(340,372)	(362,602)	(192,584)
Contract charges and deductions	(19,145)	(15,046)	(7,912)	(5,674)	(6,308)	(5,718)
Other	1,219	261	409	2,132	(212)	93
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,222,727)	(1,163,622)	(263,285)	(339,787)	(268,624)	(305,089)
NET INCREASE (DECREASE) IN NET ASSETS	172,849	261,645	832,305	(380,116)	369,723	(627,961)
NET ASSETS
Beginning of Year	9,944,566	9,682,921	3,364,992	3,745,108	3,211,727	3,839,688
End of Year	$10,117,415	$9,944,566	$4,197,297	$3,364,992	$3,581,450	$3,211,727

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Value Advantage		Emerging Markets		International Large-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(10,992)	$(1,214)	$(143,322)	$(131,840)	$(92,190)	$(84,746)
Realized gain (loss) on investments	11,878	3,914	1,045,642	939,067	463,420	728,039
Change in net unrealized appreciation (depreciation) on investments	196,761	(5,145)	(1,915,753)	895,617	551,611	(92,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	197,647	(2,445)	(1,013,433)	1,702,844	922,841	550,530
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	26,321	50,983	52,239	96,855	32,307	139,222
Transfers between variable and fixed accounts, net	620,970	32,144	(72,671)	(434,393)	53,356	(376,399)
Contract benefits and terminations	(7,367)	(26,300)	(1,123,458)	(811,412)	(753,834)	(1,069,833)
Contract charges and deductions	(1,420)	(197)	(24,741)	(23,380)	(13,332)	(13,867)
Other	(61)	(4)	654	(225)	331	99
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	638,443	56,626	(1,167,977)	(1,172,555)	(681,172)	(1,320,778)
NET INCREASE (DECREASE) IN NET ASSETS	836,090	54,181	(2,181,410)	530,289	241,669	(770,248)
NET ASSETS
Beginning of Year	162,900	108,719	12,252,758	11,722,469	7,321,576	8,091,824
End of Year	$998,990	$162,900	$10,071,348	$12,252,758	$7,563,245	$7,321,576

	International Small-Cap		International Value		Health Sciences
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(8,476)	$(7,152)	$(250,070)	$(215,499)	$(92,911)	$(94,681)
Realized gain (loss) on investments	96,244	42,381	947,409	173,139	1,629,189	592,062
Change in net unrealized appreciation (depreciation) on investments	(11,078)	(12,588)	2,750,835	(1,609,050)	(749,565)	616,133
Net Increase (Decrease) in Net Assets Resulting from Operations	76,690	22,641	3,448,174	(1,651,410)	786,713	1,113,514
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	100,019	142,647	55,386	124,792
Transfers between variable and fixed accounts, net	(93,205)	(56,340)	(914,470)	384,285	(1,211,929)	(49,434)
Contract benefits and terminations	(76,227)	(9,349)	(2,166,793)	(1,360,125)	(718,487)	(817,470)
Contract charges and deductions	(1,433)	(2,256)	(37,856)	(34,930)	(14,716)	(14,005)
Other	6	(10)	15	(4,061)	195	(57)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(170,859)	(67,955)	(3,019,085)	(872,184)	(1,889,551)	(756,174)
NET INCREASE (DECREASE) IN NET ASSETS	(94,169)	(45,314)	429,089	(2,523,594)	(1,102,838)	357,340
NET ASSETS
Beginning of Year	676,887	722,201	19,006,135	21,529,729	8,277,723	7,920,383
End of Year	$582,718	$676,887	$19,435,224	$19,006,135	$7,174,885	$8,277,723

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Real Estate		Technology		PSF DFA
	Class I		Class I		Balanced Allocation Class D
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(63,960)	$(61,385)	$(49,492)	$(40,966)	$(12,646)	$(9,530)
Realized gain (loss) on investments	567,479	592,668	302,334	432,467	9,401	13,898
Change in net unrealized appreciation (depreciation) on investments	1,152,259	(859,470)	161,499	866,590	108,732	88,161
Net Increase (Decrease) in Net Assets Resulting from Operations	1,655,778	(328,187)	414,341	1,258,091	105,487	92,529
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	85,592	20,779	5,334	10,910	—	—
Transfers between variable and fixed accounts, net	(271,717)	(240,273)	(670,801)	1,827,206	113,241	480,610
Contract benefits and terminations	(516,943)	(584,185)	(402,394)	(583,121)	(19,540)	(307,590)
Contract charges and deductions	(10,550)	(10,607)	(6,840)	(5,759)	(2,667)	(1,809)
Other	507	24	9	(210)	(9)	(13)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(713,111)	(814,262)	(1,074,692)	1,249,026	91,025	171,198
NET INCREASE (DECREASE) IN NET ASSETS	942,667	(1,142,449)	(660,351)	2,507,117	196,512	263,727
NET ASSETS
Beginning of Year	4,714,607	5,857,056	4,689,233	2,182,116	950,312	686,585
End of Year	$5,657,274	$4,714,607	$4,028,882	$4,689,233	$1,146,824	$950,312

	Pacific Dynamix -		Pacific Dynamix -		Pacific Dynamix -
	Conservative Growth Class I		Moderate Growth Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(32,451)	$(21,882)	$(37,987)	$(45,250)	$(63,005)	$(50,530)
Realized gain (loss) on investments	7,746	1,006	595,861	424,594	114,047	18,530
Change in net unrealized appreciation (depreciation) on investments	152,358	248,537	(270,888)	51,274	562,369	660,073
Net Increase (Decrease) in Net Assets Resulting from Operations	127,653	227,661	286,986	430,618	613,411	628,073
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	413,142	12,506	5	40,294	23,941
Transfers between variable and fixed accounts, net	235,495	902,313	(499,851)	(507,348)	212,645	341,845
Contract benefits and terminations	(256,684)	(71,281)	(608,892)	(344,833)	(560,010)	(71,686)
Contract charges and deductions	(6,585)	(3,026)	(12,107)	(11,791)	(14,338)	(16,278)
Other	(22)	(57)	69	(148)	75	(497)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(27,796)	1,241,091	(1,108,275)	(864,115)	(321,334)	277,325
NET INCREASE (DECREASE) IN NET ASSETS	99,857	1,468,752	(821,289)	(433,497)	292,077	905,398
NET ASSETS
Beginning of Year	2,468,679	999,927	3,554,277	3,987,774	4,898,706	3,993,308
End of Year	$2,568,536	$2,468,679	$2,732,988	$3,554,277	$5,190,783	$4,898,706

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Conservative Class I		Moderate-Conservative Class I		Moderate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(434,266)	$(436,285)	$(470,722)	$(456,124)	$(1,547,130)	$(1,514,414)
Realized gain (loss) on investments	903,388	201,947	1,875,877	1,121,058	6,417,750	8,243,770
Change in net unrealized appreciation (depreciation) on investments	(135,396)	2,572,044	471,840	2,612,745	4,472,211	4,829,566
Net Increase (Decrease) in Net Assets Resulting from Operations	333,726	2,337,706	1,876,995	3,277,679	9,342,831	11,558,922
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,066	26,367	124,974	27,782	779,259	989,640
Transfers between variable and fixed accounts, net	492,461	2,113,731	1,522,340	458,832	(1,385,612)	(3,522,649)
Contract benefits and terminations	(2,547,194)	(2,743,659)	(3,725,255)	(2,609,770)	(10,028,668)	(15,201,575)
Contract charges and deductions	(95,611)	(88,686)	(98,865)	(98,243)	(499,394)	(492,550)
Other	124	(1,234)	183	289	(706)	(4,488)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,148,154)	(693,481)	(2,176,623)	(2,221,110)	(11,135,121)	(18,231,622)
NET INCREASE (DECREASE) IN NET ASSETS	(1,814,428)	1,644,225	(299,628)	1,056,569	(1,792,290)	(6,672,700)
NET ASSETS
Beginning of Year	35,819,851	34,175,626	38,074,271	37,017,702	123,076,971	129,749,671
End of Year	$34,005,423	$35,819,851	$37,774,643	$38,074,271	$121,284,681	$123,076,971

	Portfolio Optimization		Portfolio Optimization		Invesco Oppenheimer V.I.
	Growth Class I		Aggressive-Growth Class I		International Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,146,495)	$(1,024,960)	$(479,426)	$(441,855)	$(2,576)	$(903)
Realized gain (loss) on investments	5,241,443	3,999,519	4,082,231	2,345,866	32,003	(1,552)
Change in net unrealized appreciation (depreciation) on investments	5,912,605	5,765,748	1,631,324	1,853,961	(13,912)	36,983
Net Increase (Decrease) in Net Assets Resulting from Operations	10,007,553	8,740,307	5,234,129	3,757,972	15,515	34,528
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	543,058	400,117	117,669	96,998	11,923	—
Transfers between variable and fixed accounts, net	(1,170,233)	(215,534)	466,412	(1,519,347)	100,669	66,728
Contract benefits and terminations	(7,737,707)	(6,228,338)	(6,860,538)	(2,828,104)	(163,209)	(4,765)
Contract charges and deductions	(451,235)	(426,192)	(116,287)	(103,507)	(331)	(223)
Other	(458)	1,083	461	242	44	(10)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(8,816,575)	(6,468,864)	(6,392,283)	(4,353,718)	(50,904)	61,730
NET INCREASE (DECREASE) IN NET ASSETS	1,190,978	2,271,443	(1,158,154)	(595,746)	(35,389)	96,258
NET ASSETS
Beginning of Year	90,624,778	88,353,335	38,022,860	38,618,606	233,159	136,901
End of Year	$91,815,756	$90,624,778	$36,864,706	$38,022,860	$197,770	$233,159

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Invesco V.I. Balanced-Risk		Invesco V.I. Equity and		Invesco V.I. Global
	Allocation Series II		Income Series II		Real Estate Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$14,854	$57,073	$589	$855	$1,325	$3,454
Realized gain (loss) on investments	34,640	54,685	3,513	2,301	3,579	2,852
Change in net unrealized appreciation (depreciation) on investments	17,368	(38,444)	19,914	5,107	17,444	(19,509)
Net Increase (Decrease) in Net Assets Resulting from Operations	66,862	73,314	24,016	8,263	22,348	(13,203)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,260	21,440	—	—	—	—
Transfers between variable and fixed accounts, net	(43,972)	(130,326)	(5,210)	3,871	(65,547)	3,466
Contract benefits and terminations	(39,772)	(30,450)	(4,773)	(36,859)	(6,045)	(2,639)
Contract charges and deductions	(3,094)	(3,400)	(259)	(233)	(162)	(152)
Other	28	9	(25)	9	—	3
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(83,550)	(142,727)	(10,267)	(33,212)	(71,754)	678
NET INCREASE (DECREASE) IN NET ASSETS	(16,688)	(69,413)	13,749	(24,949)	(49,406)	(12,525)
NET ASSETS
Beginning of Year	879,841	949,254	139,105	164,054	106,514	119,039
End of Year	$863,153	$879,841	$152,854	$139,105	$57,108	$106,514

	Invesco V.I.		American Century		American Funds IS Asset
	Global Series II		VP Mid Cap Value Class II		Allocation Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,920)	$(835)	$(1,941)	$2,691	$6,118	$25,521
Realized gain (loss) on investments	13,989	6,519	20,290	(9,748)	756,380	119,568
Change in net unrealized appreciation (depreciation) on investments	18,475	33,355	140,813	(14,180)	1,139,810	1,234,129
Net Increase (Decrease) in Net Assets Resulting from Operations	29,544	39,039	159,162	(21,237)	1,902,308	1,379,218
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	106	2,181	9,618	6,081	70,907	5
Transfers between variable and fixed accounts, net	(7,372)	109,952	93,769	(42,600)	316,878	(197,114)
Contract benefits and terminations	—	(31,205)	(175,684)	(57,002)	(1,752,429)	(1,117,480)
Contract charges and deductions	(374)	(209)	(1,450)	(1,189)	(96,485)	(91,068)
Other	6	6	376	4	(528)	(709)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(7,634)	80,725	(73,371)	(94,706)	(1,461,657)	(1,406,366)
NET INCREASE (DECREASE) IN NET ASSETS	21,910	119,764	85,791	(115,943)	440,651	(27,148)
NET ASSETS
Beginning of Year	217,483	97,719	754,132	870,075	14,520,686	14,547,834
End of Year	$239,393	$217,483	$839,923	$754,132	$14,961,337	$14,520,686

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS Capital		American Funds IS		American Funds IS Capital World
	Income Builder Class 4		Capital World Bond Class 4		Growth and Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,331	$6,020	$483	$67	$(105)	$(639)
Realized gain (loss) on investments	1,816	(6,009)	3,247	1,927	31,763	11,993
Change in net unrealized appreciation (depreciation) on investments	46,486	4,619	(13,665)	6,570	44,393	27,844
Net Increase (Decrease) in Net Assets Resulting from Operations	53,633	4,630	(9,935)	8,564	76,051	39,198
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	7,810	(46,727)	119,298	56,752	(138,499)	2,577
Contract benefits and terminations	(10,593)	(11,781)	(56,766)	(8,626)	(6,816)	(2,539)
Contract charges and deductions	(703)	(718)	(294)	(141)	(925)	(766)
Other	(4)	1	(8)	(18)	(46)	(3)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,490)	(59,225)	62,230	47,967	(146,286)	(731)
NET INCREASE (DECREASE) IN NET ASSETS	50,143	(54,595)	52,295	56,531	(70,235)	38,467
NET ASSETS
Beginning of Year	401,175	455,770	125,231	68,700	585,346	546,879
End of Year	$451,318	$401,175	$177,526	$125,231	$515,111	$585,346

	American Funds IS		American Funds IS		American Funds IS Global
	Global Balanced Class 4		Global Growth Class 4		Small Capitalization Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,241)	$(1,627)	$(8,710)	$(7,051)	$(4,442)	$(1,938)
Realized gain (loss) on investments	29,433	16,893	48,143	55,738	17,609	9,633
Change in net unrealized appreciation (depreciation) on investments	16,634	22,313	67,000	126,242	8,129	46,476
Net Increase (Decrease) in Net Assets Resulting from Operations	43,826	37,579	106,433	174,929	21,296	54,171
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	372	4,981	200	40,000
Transfers between variable and fixed accounts, net	28,787	(5,322)	139,802	68,730	(68,522)	113,573
Contract benefits and terminations	(19,026)	(18,378)	(170,845)	(204,940)	(51,347)	(3,439)
Contract charges and deductions	(794)	(706)	(1,367)	(1,063)	(577)	(268)
Other	6	6	46	(37)	59	(14)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	8,973	(24,400)	(31,992)	(132,329)	(120,187)	149,852
NET INCREASE (DECREASE) IN NET ASSETS	52,799	13,179	74,441	42,600	(98,891)	204,023
NET ASSETS
Beginning of Year	483,770	470,591	795,346	752,746	357,967	153,944
End of Year	$536,569	$483,770	$869,787	$795,346	$259,076	$357,967

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS		American Funds IS		American Funds IS American
	Growth Class 4		Growth-Income Class 4		High-Income Trust Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(121,852)	$(83,948)	$(26,584)	$(10,308)	$16,875	$35,803
Realized gain (loss) on investments	1,695,911	396,570	306,369	262,260	259	(8,702)
Change in net unrealized appreciation (depreciation) on investments	287,988	3,098,193	1,362,107	581,739	26,981	18,189
Net Increase (Decrease) in Net Assets Resulting from Operations	1,862,047	3,410,815	1,641,892	833,691	44,115	45,290
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	39,853	4,262	41,015	78,024	296	28,996
Transfers between variable and fixed accounts, net	(369,874)	(250,178)	(346,026)	(754,946)	76,876	125,403
Contract benefits and terminations	(1,205,879)	(823,095)	(793,955)	(784,841)	(19,720)	(164,852)
Contract charges and deductions	(22,703)	(18,358)	(17,026)	(15,922)	(1,061)	(1,006)
Other	578	(3,861)	(12)	800	(13)	(74)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,558,025)	(1,091,230)	(1,116,004)	(1,476,885)	56,378	(11,533)
NET INCREASE (DECREASE) IN NET ASSETS	304,022	2,319,585	525,888	(643,194)	100,493	33,757
NET ASSETS
Beginning of Year	9,956,844	7,637,259	7,957,819	8,601,013	601,873	568,116
End of Year	$10,260,866	$9,956,844	$8,483,707	$7,957,819	$702,366	$601,873

	American Funds IS		American Funds IS International		American Funds IS Managed Risk
	International Class 4		Growth and Income Class 4		Asset Allocation Class P2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,112	$(4,822)	$14,422	$(1,483)	$861	$1,938
Realized gain (loss) on investments	40,496	(1,876)	15,443	(14,686)	1,848	21,365
Change in net unrealized appreciation (depreciation) on investments	(52,827)	62,324	5,212	5,850	81,990	6,075
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,219)	55,626	35,077	(10,319)	84,699	29,378
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	13,020	—	—	—
Transfers between variable and fixed accounts, net	(144,698)	(158,421)	183,714	(172,091)	(191)	15
Contract benefits and terminations	(43,215)	(87,876)	(115,155)	(171,110)	(40,418)	(62,773)
Contract charges and deductions	(1,012)	(956)	(1,334)	(1,394)	(6,506)	(6,440)
Other	9	(8)	30	18	(4)	1
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(188,916)	(247,261)	80,275	(344,577)	(47,119)	(69,197)
NET INCREASE (DECREASE) IN NET ASSETS	(198,135)	(191,635)	115,352	(354,896)	37,580	(39,819)
NET ASSETS
Beginning of Year	657,492	849,127	830,036	1,184,932	779,709	819,528
End of Year	$459,357	$657,492	$945,388	$830,036	$817,289	$779,709

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS		American Funds IS The Bond		American Funds IS U.S. Government
	New World Fund Class 4		Fund of America Class 4		Securities Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,838)	$(4,975)	$2,646	$3,175	$(2,920)	$8,753
Realized gain (loss) on investments	19,611	25,514	24,797	2,927	52,176	46,311
Change in net unrealized appreciation (depreciation) on investments	(2,988)	49,034	(35,489)	16,496	(76,096)	39,753
Net Increase (Decrease) in Net Assets Resulting from Operations	13,785	69,573	(8,046)	22,598	(26,840)	94,817
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	29	22	—	—	675	717
Transfers between variable and fixed accounts, net	24,672	(124,096)	552,559	209,720	(865,839)	1,205,780
Contract benefits and terminations	(38,035)	(51,116)	(35,910)	(21,392)	(39,700)	(53,599)
Contract charges and deductions	(745)	(674)	(1,039)	(519)	(1,193)	(2,474)
Other	—	5	(32)	(8)	37	(27)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(14,079)	(175,859)	515,578	187,801	(906,020)	1,150,397
NET INCREASE (DECREASE) IN NET ASSETS	(294)	(106,286)	507,532	210,399	(932,860)	1,245,214
NET ASSETS
Beginning of Year	451,542	557,828	398,536	188,137	1,516,939	271,725
End of Year	$451,248	$451,542	$906,068	$398,536	$584,079	$1,516,939

	American Funds IS Washington		BlackRock 60/40 Target		BlackRock Global Allocation
	Mutual Investors Class 4		Allocation ETF V.I. Class I		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$760	$3,879	$3,284	$577	$(36,794)	$(1,851)
Realized gain (loss) on investments	27,892	21,615	22,282	1,547	1,511,243	679,674
Change in net unrealized appreciation (depreciation) on investments	278,905	81,805	(5,471)	17,551	(1,040,779)	768,896
Net Increase (Decrease) in Net Assets Resulting from Operations	307,557	107,299	20,095	19,675	433,670	1,446,719
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	36,032	1,964	—	—	494	1,311
Transfers between variable and fixed accounts, net	106,702	44,217	137,339	(2,148)	30,563	(283,106)
Contract benefits and terminations	(108,343)	(62,725)	(6,147)	(10,522)	(1,074,879)	(732,984)
Contract charges and deductions	(2,231)	(1,850)	(330)	(261)	(32,244)	(34,593)
Other	115	(761)	(6)	—	86	(56)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	32,275	(19,155)	130,856	(12,931)	(1,075,980)	(1,049,428)
NET INCREASE (DECREASE) IN NET ASSETS	339,832	88,144	150,951	6,744	(642,310)	397,291
NET ASSETS
Beginning of Year	1,223,231	1,135,087	168,855	162,111	8,660,975	8,263,684
End of Year	$1,563,063	$1,223,231	$319,806	$168,855	$8,018,665	$8,660,975

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Fidelity VIP Contrafund		Fidelity VIP FundsManager		Fidelity VIP Government
	Service Class 2		60% Service Class 2		Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(35,904)	$(24,192)	$(689)	$(100)	$(72,010)	$(79,965)
Realized gain (loss) on investments	399,439	3,776	6,268	829	—	—
Change in net unrealized appreciation (depreciation) on investments	287,977	515,377	13,013	18,459	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	651,512	494,961	18,592	19,188	(72,010)	(79,965)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	7,134	8,536	12,500	—	75,495	278,264
Transfers between variable and fixed accounts, net	569,077	761,395	(19,512)	93,302	(158,289)	3,132,170
Contract benefits and terminations	(417,410)	(196,650)	(25,417)	(4,302)	(3,274,068)	(2,119,714)
Contract charges and deductions	(4,751)	(3,446)	(1,760)	(880)	(10,941)	(14,721)
Other	121	(227)	(1)	(15)	320	28
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	154,171	569,608	(34,190)	88,105	(3,367,483)	1,276,027
NET INCREASE (DECREASE) IN NET ASSETS	805,683	1,064,569	(15,598)	107,293	(3,439,493)	1,196,062
NET ASSETS
Beginning of Year	2,603,817	1,539,248	187,473	80,180	8,043,866	6,847,804
End of Year	$3,409,500	$2,603,817	$171,875	$187,473	$4,604,373	$8,043,866

	Fidelity VIP Strategic Income		First Trust Dorsey Wright		First Trust
	Service Class 2		Tactical Core Class I		Multi Income Allocation Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,108	$5,076	$(12,123)	$(3,564)	$713	$558
Realized gain (loss) on investments	5,169	1,141	40,098	438	77	660
Change in net unrealized appreciation (depreciation) on investments	(1,780)	8,130	59,646	51,911	6,484	(350)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,497	14,347	87,621	48,785	7,274	868
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	1,350	1,800	—	—
Transfers between variable and fixed accounts, net	82,595	23,670	997,134	1,749	3,965	2,563
Contract benefits and terminations	(62,856)	(18,879)	(32,441)	(5,733)	(980)	—
Contract charges and deductions	(596)	(439)	(2,481)	(1,051)	(126)	(112)
Other	1	—	(132)	(2)	—	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	19,144	4,352	963,430	(3,237)	2,859	2,450
NET INCREASE (DECREASE) IN NET ASSETS	26,641	18,699	1,051,051	45,548	10,133	3,318
NET ASSETS
Beginning of Year	281,005	262,306	546,948	501,400	63,632	60,314
End of Year	$307,646	$281,005	$1,597,999	$546,948	$73,765	$63,632

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	First Trust/Dow Jones		Franklin		Franklin Income
	Dividend & Income Allocation Class I		Allocation VIP Class 4		VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(5,806)	$4,039	$2,217	$707	$15,929	$19,260
Realized gain (loss) on investments	50,284	47,849	4,045	197,524	881	(5,736)
Change in net unrealized appreciation (depreciation) on investments	132,731	40,529	56,624	(147,052)	44,956	(18,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	177,209	92,417	62,886	51,179	61,766	(4,523)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,830	50,025	—	—	—	100,000
Transfers between variable and fixed accounts, net	(71,113)	(165,848)	2,268	(149,517)	(11,534)	75,707
Contract benefits and terminations	(207,928)	(88,444)	(41,610)	(167,468)	(78,463)	(11,189)
Contract charges and deductions	(4,768)	(5,675)	(2,456)	(3,196)	(688)	(603)
Other	6	(1,229)	6	14	1	(16)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(278,973)	(211,171)	(41,792)	(320,167)	(90,684)	163,899
NET INCREASE (DECREASE) IN NET ASSETS	(101,764)	(118,754)	21,094	(268,988)	(28,918)	159,376
NET ASSETS
Beginning of Year	1,731,970	1,850,724	636,355	905,343	425,404	266,028
End of Year	$1,630,206	$1,731,970	$657,449	$636,355	$396,486	$425,404

	Franklin Mutual Global		Franklin Rising		Templeton
	Discovery VIP Class 2		Dividends VIP Class 2		Global Bond VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,107	$5,234	$(7,902)	$(1,505)	$(4,389)	$33,922
Realized gain (loss) on investments	(1,602)	(43,719)	82,460	82,332	(50,856)	(12,438)
Change in net unrealized appreciation (depreciation) on investments	84,422	(14,112)	255,625	83,273	31,373	(55,624)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,927	(52,597)	330,183	164,100	(23,872)	(34,140)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	34,421	213	65,428	—	—
Transfers between variable and fixed accounts, net	32,828	(31,388)	57,122	(226,453)	(92,420)	(35,745)
Contract benefits and terminations	(90,556)	(56,600)	(129,141)	(309,232)	(73,539)	(31,672)
Contract charges and deductions	(1,458)	(1,369)	(2,714)	(2,474)	(568)	(2,041)
Other	12	1,365	67	755	13	4
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(59,174)	(53,571)	(74,453)	(471,976)	(166,514)	(69,454)
NET INCREASE (DECREASE) IN NET ASSETS	29,753	(106,168)	255,730	(307,876)	(190,386)	(103,594)
NET ASSETS
Beginning of Year	546,639	652,807	1,642,555	1,950,431	475,198	578,792
End of Year	$576,392	$546,639	$1,898,285	$1,642,555	$284,812	$475,198

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Ivy VIP		Ivy VIP		Janus Henderson
	Asset Strategy Class II		Energy Class II		Balanced Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$300	$707	$325	$897	$(32,812)	$15,310
Realized gain (loss) on investments	8,535	1,160	(25,935)	(22,768)	221,902	141,796
Change in net unrealized appreciation (depreciation) on investments	(1,791)	15,145	73,013	(29,307)	599,120	559,978
Net Increase (Decrease) in Net Assets Resulting from Operations	7,044	17,012	47,403	(51,178)	788,210	717,084
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	123	111	—	—	31,105	65,804
Transfers between variable and fixed accounts, net	—	35,167	22,448	7,167	(472,908)	173,313
Contract benefits and terminations	—	—	(1,219)	—	(416,325)	(401,276)
Contract charges and deductions	(122)	(91)	(275)	(177)	(16,953)	(15,922)
Other	(1)	(5)	13	144	84	(573)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	—	35,182	20,967	7,134	(874,997)	(178,654)
NET INCREASE (DECREASE) IN NET ASSETS	7,044	52,194	68,370	(44,044)	(86,787)	538,430
NET ASSETS
Beginning of Year	77,654	25,460	123,749	167,793	5,564,371	5,025,941
End of Year	$84,698	$77,654	$192,119	$123,749	$5,477,584	$5,564,371

	Janus Henderson		JPMorgan Insurance Trust		ClearBridge Variable
	Flexible Bond Service Shares		Global Allocation Class 2 (1)		Aggressive Growth - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,451	$1,925	$(38)	$20	$(3,053)	$(4)
Realized gain (loss) on investments	4,941	382	881	35	84,963	23,103
Change in net unrealized appreciation (depreciation) on investments	(12,967)	10,602	137	569	(60,053)	18,329
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,575)	12,909	980	624	21,857	41,428
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	203,762	117,252	15,345	3,964	7,590	191,130
Contract benefits and terminations	(11,047)	(57,897)	—	—	(4,301)	(773)
Contract charges and deductions	(446)	(283)	(27)	(6)	(417)	(136)
Other	(5)	(3)	—	—	1	(9)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	192,264	59,069	15,318	3,958	2,873	190,212
NET INCREASE (DECREASE) IN NET ASSETS	185,689	71,978	16,298	4,582	24,730	231,640
NET ASSETS
Beginning of Year or Period	204,591	132,613	4,582	—	270,622	38,982
End of Year or Period	$390,280	$204,591	$20,880	$4,582	$295,352	$270,622

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Lord Abbett		Lord Abbett		MFS Total Return Series -
	Bond Debenture Class VC		Total Return Class VC		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$16,001	$17,730	$4,085	$8,539	$2,373	$6,606
Realized gain (loss) on investments	13,804	(3,205)	2,383	13,534	36,947	14,616
Change in net unrealized appreciation (depreciation) on investments	(16,874)	27,982	(16,922)	18,369	35,591	22,321
Net Increase (Decrease) in Net Assets Resulting from Operations	12,931	42,507	(10,454)	40,442	74,911	43,543
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	106	2,181	2,636	38,947	—	—
Transfers between variable and fixed accounts, net	116,882	148,214	(61,621)	131,322	(11,496)	41,134
Contract benefits and terminations	(43,919)	(161,979)	(64,118)	(111,399)	(45,592)	(94,962)
Contract charges and deductions	(1,132)	(1,277)	(1,065)	(1,190)	(3,347)	(2,757)
Other	—	3	12	(94)	7	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	71,937	(12,858)	(124,156)	57,586	(60,428)	(56,587)
NET INCREASE (DECREASE) IN NET ASSETS	84,868	29,649	(134,610)	98,028	14,483	(13,044)
NET ASSETS
Beginning of Year	725,725	696,076	751,602	653,574	611,338	624,382
End of Year	$810,593	$725,725	$616,992	$751,602	$625,821	$611,338

	MFS Utilities Series -		Neuberger Berman U.S. Equity Index	PIMCO All Asset -
	Service Class		PutWrite Strategy Class S (1)	Advisor Class (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$586	$(126)	$(1,001)	$12,004	$2,251
Realized gain (loss) on investments	8,088	(22,063)	9,783	4,326	28
Change in net unrealized appreciation (depreciation) on investments	15,820	(90,385)	9,481	959	17,785
Net Increase (Decrease) in Net Assets Resulting from Operations	24,494	(112,574)	18,263	17,289	20,064
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—	—
Transfers between variable and fixed accounts, net	252	(362,103)	147,116	(30,598)	123,280
Contract benefits and terminations	(5,714)	(118,116)	—	(160)	(127)
Contract charges and deductions	(369)	(531)	(181)	(210)	(135)
Other	2	25	(16)	(1)	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(5,829)	(480,725)	146,919	(30,969)	123,014
NET INCREASE (DECREASE) IN NET ASSETS	18,665	(593,299)	165,182	(13,680)	143,078
NET ASSETS
Beginning of Year or Period	202,007	795,306	—	143,078	—
End of Year or Period	$220,672	$202,007	$165,182	$129,398	$143,078

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	PIMCO CommodityRealReturn		PIMCO Income -		State Street
	Strategy - Advisor Class		Advisor Class (1)		Total Return V.I.S. Class 3
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,214	$66	$3,203	$955	$1,899	$924
Realized gain (loss) on investments	1,250	(19)	1,724	(2)	46,194	(32)
Change in net unrealized appreciation (depreciation) on investments	(11,594)	521	(2,116)	6,097	(11,790)	10,925
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,130)	568	2,811	7,050	36,303	11,817
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	711,853	5,232	64,011	328,012	1,428	(29,462)
Contract benefits and terminations	(4,999)	—	(211,928)	(198)	(21,340)	(16,466)
Contract charges and deductions	(288)	(5)	(309)	(105)	(1,603)	(1,321)
Other	(14)	—	(1)	(50)	(8)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	706,552	5,227	(148,227)	327,659	(21,523)	(47,250)
NET INCREASE (DECREASE) IN NET ASSETS	698,422	5,795	(145,416)	334,709	14,780	(35,433)
NET ASSETS
Beginning of Year or Period	7,503	1,708	334,709	—	313,061	348,494
End of Year or Period	$705,925	$7,503	$189,293	$334,709	$327,841	$313,061

	VanEck VIP
	Global Resources Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,950)	$(1,238)
Realized gain (loss) on investments	23,959	(38,414)
Change in net unrealized appreciation (depreciation) on investments	63,415	118,103
Net Increase (Decrease) in Net Assets Resulting from Operations	82,424	78,451
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	296	1,480
Transfers between variable and fixed accounts, net	(15,432)	113,050
Contract benefits and terminations	(7,747)	(30,194)
Contract charges and deductions	(843)	(491)
Other	(9)	(357)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(23,735)	83,488
NET INCREASE (DECREASE) IN NET ASSETS	58,689	161,939
NET ASSETS
Beginning of Year	390,202	228,263
End of Year	$448,891	$390,202

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

     A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Core Income Class I
2021	$11.73	27,316	$320,348	0.00%	1.25%	(1.63)%
2020	11.92	25,034	298,459	0.00%	1.25%	8.21%
2019	11.02	20,822	229,401	0.00%	1.25%	9.55%
2018	10.06	25,301	254,448	0.00%	1.25%	(3.17)%
2017	10.39	28,490	295,892	0.00%	1.25%	3.70%
Diversified Bond Class I
2021	$16.68	134,010	$2,235,227	0.00%	1.25%	(3.15)%
2020	17.22	225,038	3,875,476	0.00%	1.25%	8.98%
2019	15.80	196,545	3,105,787	0.00%	1.25%	11.59%
2018	14.16	192,746	2,729,333	0.00%	1.25%	(2.59)%
2017	14.54	130,952	1,903,614	0.00%	1.25%	5.56%
Floating Rate Income Class I
2021	$12.37	134,050	$1,658,246	0.00%	1.25%	3.32%
2020	11.97	145,096	1,737,183	0.00%	1.25%	3.41%
2019	11.58	158,160	1,831,220	0.00%	1.25%	6.77%
2018	10.84	119,896	1,300,207	0.00%	1.25%	(1.27)%
2017	10.98	47,021	516,497	0.00%	1.25%	2.48%
High Yield Bond Class I
2021	$58.18	231,432	$13,463,653	0.00%	1.25%	4.11%
2020	55.88	270,994	15,142,628	0.00%	1.25%	4.43%
2019	53.51	310,838	16,632,007	0.00%	1.25%	12.57%
2018	47.53	333,709	15,862,305	0.00%	1.25%	(4.48)%
2017	49.76	364,961	18,161,123	0.00%	1.25%	6.42%
Inflation Managed Class I
2021	$44.82	319,237	$14,308,434	0.00%	1.25%	4.38%
2020	42.94	325,341	13,970,577	0.00%	1.25%	10.04%
2019	39.02	363,235	14,175,103	0.00%	1.25%	7.29%
2018	36.37	393,731	14,320,853	0.00%	1.25%	(3.38)%
2017	37.64	417,849	15,729,125	0.00%	1.25%	2.40%
Managed Bond Class I
2021	$47.21	639,405	$30,187,879	0.00%	1.25%	(2.36)%
2020	48.35	752,644	36,393,258	0.00%	1.25%	6.99%
2019	45.19	845,488	38,210,099	0.00%	1.25%	7.14%
2018	42.18	880,531	37,140,608	0.00%	1.25%	(1.84)%
2017	42.97	966,086	41,515,033	0.00%	1.25%	3.42%
Short Duration Bond Class I
2021	$11.29	286,519	$3,235,241	0.00%	1.25%	(1.69)%
2020	11.49	434,273	4,987,811	0.00%	1.25%	2.45%
2019	11.21	376,778	4,224,115	0.00%	1.25%	2.93%
2018	10.89	427,402	4,655,318	0.00%	1.25%	(0.13)%
2017	10.91	343,181	3,742,661	0.00%	1.25%	0.00%
Emerging Markets Debt Class I
2021	$11.03	16,295	$179,789	0.00%	1.25%	(7.29)%
2020	11.90	17,133	203,897	0.00%	1.25%	0.49%
2019	11.84	18,722	221,733	0.00%	1.25%	8.16%
2018	10.95	32,501	355,886	0.00%	1.25%	(6.63)%
2017	11.73	37,470	439,449	0.00%	1.25%	11.69%
Dividend Growth Class I
2021	$41.75	224,954	$9,390,839	0.00%	1.25%	24.24%
2020	33.60	286,945	9,641,826	0.00%	1.25%	12.03%
2019	29.99	319,990	9,597,850	0.00%	1.25%	29.02%
2018	23.25	356,437	8,286,600	0.00%	1.25%	(2.52)%
2017	23.85	408,276	9,736,836	0.00%	1.25%	17.60%
Equity Index Class I
2021	$149.13	465,348	$69,397,264	0.00%	1.25%	26.78%
2020	117.63	524,883	61,743,138	0.00%	1.25%	16.64%
2019	100.85	591,265	59,628,359	0.00%	1.25%	29.47%
2018	77.89	645,992	50,318,928	0.00%	1.25%	(5.92)%
2017	82.80	742,211	61,451,820	0.00%	1.25%	19.98%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Focused Growth Class I
2021	$58.62	160,572	$9,413,508	0.00%	1.25%	18.30%
2020	49.56	171,430	8,495,583	0.00%	1.25%	36.58%
2019	36.29	205,035	7,439,819	0.00%	1.25%	33.78%
2018	27.12	229,096	6,213,734	0.00%	1.25%	3.68%
2017	26.16	241,645	6,321,711	0.00%	1.25%	27.90%
Growth Class I
2021	$172.27	529,881	$91,280,918	0.00%	1.25%	21.89%
2020	141.33	579,045	81,835,635	0.00%	1.25%	29.93%
2019	108.78	665,037	72,340,274	0.00%	1.25%	36.42%
2018	79.74	736,083	58,693,256	0.00%	1.25%	1.12%
2017	78.85	833,556	65,726,957	0.00%	1.25%	30.01%
Hedged Equity Class I (4)
05/17/2021 - 12/31/2021	$10.46	11,405	$119,297	0.00%	1.25%	4.20%
Large-Cap Growth Class I
2021	$33.27	202,743	$6,745,316	0.00%	1.25%	18.78%
2020	28.01	258,592	7,243,317	0.00%	1.25%	36.63%
2019	20.50	315,494	6,468,017	0.00%	1.25%	30.70%
2018	15.69	301,111	4,723,106	0.00%	1.25%	0.62%
2017	15.59	301,397	4,698,650	0.00%	1.25%	32.04%
Large-Cap Value Class I
2021	$40.75	265,606	$10,822,559	0.00%	1.25%	24.55%
2020	32.71	303,285	9,921,919	0.00%	1.25%	4.56%
2019	31.29	358,106	11,204,969	0.00%	1.25%	26.87%
2018	24.66	396,100	9,769,001	0.00%	1.25%	(10.48)%
2017	27.55	480,234	13,230,827	0.00%	1.25%	12.54%
Main Street Core Class I
2021	$116.80	617,021	$72,067,219	0.00%	1.25%	26.18%
2020	92.57	706,275	65,378,790	0.00%	1.25%	12.52%
2019	82.27	791,909	65,149,498	0.00%	1.25%	30.49%
2018	63.05	885,711	55,840,228	0.00%	1.25%	(8.90)%
2017	69.20	981,208	67,901,041	0.00%	1.25%	15.63%
Mid-Cap Equity Class I
2021	$69.42	192,466	$13,360,926	0.00%	1.25%	14.95%
2020	60.39	215,294	13,001,334	0.00%	1.25%	25.93%
2019	47.95	240,832	11,548,797	0.00%	1.25%	19.34%
2018	40.18	262,868	10,562,448	0.00%	1.25%	(10.84)%
2017	45.07	315,982	14,240,911	0.00%	1.25%	22.73%
Mid-Cap Growth Class I
2021	$40.32	229,420	$9,250,077	0.00%	1.25%	15.22%
2020	34.99	252,019	8,819,038	0.00%	1.25%	48.27%
2019	23.60	297,807	7,028,490	0.00%	1.25%	36.73%
2018	17.26	330,204	5,699,587	0.00%	1.25%	(1.09)%
2017	17.45	404,330	7,055,844	0.00%	1.25%	25.91%
Mid-Cap Value Class I
2021	$41.49	40,968	$1,699,903	0.00%	1.25%	25.46%
2020	33.07	32,378	1,070,874	0.00%	1.25%	4.21%
2019	31.74	62,895	1,996,250	0.00%	1.25%	28.32%
2018	24.73	51,812	1,281,511	0.00%	1.25%	(15.86)%
2017	29.40	59,817	1,758,338	0.00%	1.25%	14.03%
Small-Cap Equity Class I
2021	$39.51	31,715	$1,253,211	0.00%	1.25%	24.89%
2020	31.64	40,263	1,273,920	0.00%	1.25%	4.11%
2019	30.39	56,563	1,719,026	0.00%	1.25%	22.42%
2018	24.83	63,040	1,565,022	0.00%	1.25%	(14.00)%
2017	28.87	75,007	2,165,218	0.00%	1.25%	7.37%
Small-Cap Growth Class I
2021	$41.68	186,618	$7,777,843	0.00%	1.25%	0.43%
2020	41.50	210,171	8,722,230	0.00%	1.25%	53.65%
2019	27.01	254,556	6,875,682	0.00%	1.25%	30.26%
2018	20.74	301,892	6,259,770	0.00%	1.25%	4.23%
2017	19.89	344,362	6,850,379	0.00%	1.25%	28.60%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Small-Cap Index Class I
2021	$47.67	212,226	$10,117,415	0.00%	1.25%	12.82%
2020	42.26	235,339	9,944,566	0.00%	1.25%	17.68%
2019	35.91	269,651	9,682,921	0.00%	1.25%	23.25%
2018	29.14	288,986	8,419,919	0.00%	1.25%	(12.66)%
2017	33.36	327,595	10,928,215	0.00%	1.25%	12.65%
Small-Cap Value Class I
2021	$61.94	67,766	$4,197,297	0.00%	1.25%	33.92%
2020	46.25	72,759	3,364,992	0.00%	1.25%	2.15%
2019	45.27	82,720	3,745,108	0.00%	1.25%	21.06%
2018	37.40	99,345	3,715,250	0.00%	1.25%	(17.34)%
2017	45.24	123,419	5,583,558	0.00%	1.25%	7.31%
Value Class I
2021	$24.73	144,797	$3,581,450	0.00%	1.25%	20.13%
2020	20.59	155,993	3,211,727	0.00%	1.25%	(8.09)%
2019	22.40	171,398	3,839,688	0.00%	1.25%	23.17%
2018	18.19	182,910	3,326,749	0.00%	1.25%	(13.47)%
2017	21.02	212,045	4,456,807	0.00%	1.25%	16.31%
Value Advantage Class I
2021	$21.91	45,603	$998,990	0.00%	1.25%	26.93%
2020	17.26	9,439	162,900	0.00%	1.25%	(3.98)%
2019	17.97	6,048	108,719	0.00%	1.25%	25.38%
2018	14.34	5,653	81,035	0.00%	1.25%	(10.20)%
2017	15.96	6,821	108,896	0.00%	1.25%	12.90%
Emerging Markets Class I
2021	$43.39	232,134	$10,071,348	0.00%	1.25%	(9.42)%
2020	47.90	255,798	12,252,758	0.00%	1.25%	15.87%
2019	41.34	283,566	11,722,469	0.00%	1.25%	24.04%
2018	33.33	317,389	10,577,562	0.00%	1.25%	(13.09)%
2017	38.35	340,740	13,066,741	0.00%	1.25%	32.85%
International Large-Cap Class I
2021	$20.89	362,112	$7,563,245	0.00%	1.25%	13.35%
2020	18.43	397,348	7,321,576	0.00%	1.25%	9.36%
2019	16.85	480,271	8,091,824	0.00%	1.25%	26.44%
2018	13.33	529,668	7,057,946	0.00%	1.25%	(12.91)%
2017	15.30	586,661	8,976,567	0.00%	1.25%	25.93%
International Small-Cap Class I
2021	$16.42	35,496	$582,718	0.00%	1.25%	12.46%
2020	14.60	46,369	676,887	0.00%	1.25%	7.07%
2019	13.63	52,973	722,201	0.00%	1.25%	18.58%
2018	11.50	60,780	698,823	0.00%	1.25%	(23.13)%
2017	14.96	58,278	871,669	0.00%	1.25%	30.28%
International Value Class I
2021	$20.92	928,818	$19,435,224	0.00%	1.25%	18.87%
2020	17.60	1,079,677	19,006,135	0.00%	1.25%	(8.32)%
2019	19.20	1,121,234	21,529,729	0.00%	1.25%	15.15%
2018	16.68	1,204,752	20,089,362	0.00%	1.25%	(16.02)%
2017	19.86	1,304,585	25,903,934	0.00%	1.25%	20.07%
Health Sciences Class I
2021	$77.72	92,323	$7,174,885	0.00%	1.25%	10.99%
2020	70.02	118,217	8,277,723	0.00%	1.25%	17.31%
2019	59.69	132,693	7,920,383	0.00%	1.25%	24.21%
2018	48.06	138,372	6,649,678	0.00%	1.25%	6.55%
2017	45.10	168,785	7,612,607	0.00%	1.25%	22.43%
Real Estate Class I
2021	$86.01	65,775	$5,657,274	0.00%	1.25%	38.58%
2020	62.07	75,962	4,714,607	0.00%	1.25%	(4.48)%
2019	64.98	90,142	5,857,056	0.00%	1.25%	29.65%
2018	50.11	109,898	5,507,526	0.00%	1.25%	(8.61)%
2017	54.83	127,234	6,976,740	0.00%	1.25%	1.96%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Technology Class I
2021	$21.19	190,103	$4,028,882	0.00%	1.25%	12.45%
2020	18.85	248,803	4,689,233	0.00%	1.25%	45.41%
2019	12.96	168,356	2,182,116	0.00%	1.25%	34.63%
2018	9.63	227,602	2,191,274	0.00%	1.25%	0.52%
2017	9.58	250,137	2,395,847	0.00%	1.25%	37.07%
PSF DFA Balanced Allocation Class D
2021	$15.72	72,963	$1,146,824	0.00%	1.25%	11.10%
2020	14.15	67,173	950,312	0.00%	1.25%	10.72%
2019	12.78	53,732	686,585	0.00%	1.25%	18.26%
2018	10.80	71,249	769,832	0.00%	1.25%	(7.36)%
2017	11.66	66,946	780,821	0.00%	1.25%	11.58%
Pacific Dynamix - Conservative Growth Class I
2021	$21.53	119,283	$2,568,536	0.00%	1.25%	5.12%
2020	20.48	120,516	2,468,679	0.00%	1.25%	10.82%
2019	18.48	54,097	999,927	0.00%	1.25%	14.03%
2018	16.21	61,744	1,000,856	0.00%	1.25%	(5.05)%
2017	17.07	76,819	1,311,378	0.00%	1.25%	8.58%
Pacific Dynamix - Moderate Growth Class I
2021	$26.84	101,811	$2,732,988	0.00%	1.25%	9.24%
2020	24.57	144,645	3,554,277	0.00%	1.25%	13.16%
2019	21.72	183,636	3,987,774	0.00%	1.25%	17.46%
2018	18.49	243,470	4,501,088	0.00%	1.25%	(6.71)%
2017	19.82	263,634	5,224,280	0.00%	1.25%	12.38%
Pacific Dynamix - Growth Class I
2021	$32.79	158,288	$5,190,783	0.00%	1.25%	12.91%
2020	29.04	168,674	4,898,706	0.00%	1.25%	14.35%
2019	25.40	157,230	3,993,308	0.00%	1.25%	21.41%
2018	20.92	195,666	4,093,124	0.00%	1.25%	(8.44)%
2017	22.85	190,155	4,344,495	0.00%	1.25%	16.06%
Portfolio Optimization Conservative Class I
2021	$13.87	2,452,168	$34,005,423	0.00%	1.25%	0.93%
2020	13.74	2,607,148	35,819,851	0.00%	1.25%	6.54%
2019	12.90	2,650,264	34,175,626	0.00%	1.25%	10.81%
2018	11.64	2,724,807	31,710,379	0.00%	1.25%	(4.59)%
2017	12.20	2,693,642	32,854,562	0.00%	1.25%	6.04%
Portfolio Optimization Moderate-Conservative Class I
2021	$16.05	2,354,211	$37,774,643	0.00%	1.25%	4.96%
2020	15.29	2,490,565	38,074,271	0.00%	1.25%	8.60%
2019	14.08	2,629,804	37,017,702	0.00%	1.25%	13.85%
2018	12.36	2,855,941	35,311,394	0.00%	1.25%	(6.18)%
2017	13.18	3,142,316	41,409,343	0.00%	1.25%	9.42%
Portfolio Optimization Moderate Class I
2021	$18.06	6,715,925	$121,284,681	0.00%	1.25%	7.82%
2020	16.75	7,348,445	123,076,971	0.00%	1.25%	10.44%
2019	15.17	8,555,479	129,749,671	0.00%	1.25%	16.99%
2018	12.96	9,493,129	123,063,771	0.00%	1.25%	(7.72)%
2017	14.05	10,559,569	148,337,370	0.00%	1.25%	11.82%
Portfolio Optimization Growth Class I
2021	$20.24	4,536,876	$91,815,756	0.00%	1.25%	11.71%
2020	18.12	5,002,500	90,624,778	0.00%	1.25%	11.32%
2019	16.27	5,429,367	88,353,335	0.00%	1.25%	20.14%
2018	13.54	5,939,891	80,454,886	0.00%	1.25%	(9.34)%
2017	14.94	6,911,803	103,262,914	0.00%	1.25%	14.94%
Portfolio Optimization Aggressive-Growth Class I
2021	$21.30	1,730,430	$36,864,706	0.00%	1.25%	14.25%
2020	18.65	2,039,099	38,022,860	0.00%	1.25%	11.06%
2019	16.79	2,300,084	38,618,606	0.00%	1.25%	22.22%
2018	13.74	2,545,404	34,967,098	0.00%	1.25%	(10.53)%
2017	15.35	2,922,766	44,874,156	0.00%	1.25%	17.13%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Invesco Oppenheimer V.I. International Growth Series II
2021	$15.42	12,823	$197,770	0.00%	1.25%	8.75%
2020	14.18	16,441	233,159	0.60%	1.25%	19.54%
2019	11.86	11,540	136,901	0.66%	1.25%	26.36%
2018	9.39	8,005	75,155	0.69%	1.25%	(20.56)%
2017	11.82	1,659	19,603	1.04%	1.25%	24.88%
Invesco V.I. Balanced-Risk Allocation Series II
2021	$23.51	36,709	$863,153	2.95%	1.25%	7.90%
2020	21.79	40,377	879,841	7.63%	1.25%	8.62%
2019	20.06	47,319	949,254	0.00%	1.25%	13.46%
2018	17.68	48,760	862,167	1.08%	1.25%	(7.88)%
2017	19.19	68,310	1,311,108	3.48%	1.25%	8.47%
Invesco V.I. Equity and Income Series II
2021	$16.83	9,084	$152,854	1.62%	1.25%	16.88%
2020	14.40	9,662	139,105	1.84%	1.25%	8.29%
2019	13.29	12,340	164,054	2.23%	1.25%	18.52%
2018	11.22	14,198	159,263	1.99%	1.25%	(10.86)%
2017	12.58	14,458	181,929	0.36%	1.25%	9.41%
Invesco V.I. Global Real Estate Series II
2021	$12.57	4,543	$57,108	2.55%	1.25%	23.89%
2020	10.15	10,496	106,514	5.00%	1.25%	(13.65)%
2019	11.75	10,129	119,039	3.49%	1.25%	21.12%
2018	9.70	10,971	106,445	3.71%	1.25%	(7.50)%
2017	10.49	12,506	131,189	3.30%	1.25%	11.33%
Invesco V.I. Global Series II
2021	$20.53	11,661	$239,393	0.00%	1.25%	13.74%
2020	18.05	12,049	217,483	0.61%	1.25%	25.76%
2019	14.35	6,808	97,719	0.63%	1.25%	29.82%
2018	11.06	7,319	80,916	1.23%	1.25%	(14.48)%
2017	12.93	37,738	487,854	0.86%	1.25%	34.63%
American Century VP Mid Cap Value Class II
2021	$24.86	33,789	$839,923	1.03%	1.25%	21.49%
2020	20.46	36,857	754,132	1.64%	1.25%	(0.15)%
2019	20.49	42,461	870,075	1.92%	1.25%	27.39%
2018	16.09	54,038	869,218	1.20%	1.25%	(14.05)%
2017	18.71	86,508	1,618,950	1.29%	1.25%	10.09%
American Funds IS Asset Allocation Class 4
2021	$17.10	874,998	$14,961,337	1.29%	1.25%	13.42%
2020	15.08	963,156	14,520,686	1.44%	1.25%	10.77%
2019	13.61	1,068,843	14,547,834	1.73%	1.25%	19.42%
2018	11.40	1,114,577	12,702,942	1.42%	1.25%	(6.02)%
2017	12.13	1,148,551	13,928,924	1.33%	1.25%	14.47%
American Funds IS Capital Income Builder Class 4
2021	$13.56	33,284	$451,318	2.49%	1.25%	13.26%
2020	11.97	33,509	401,175	2.66%	1.25%	2.82%
2019	11.64	39,143	455,770	2.87%	1.25%	16.16%
2018	10.02	19,759	198,067	2.69%	1.25%	(8.41)%
2017	10.94	19,036	208,336	2.55%	1.25%	11.25%
American Funds IS Capital World Bond Class 4
2021	$10.92	16,259	$177,526	1.50%	1.25%	(6.36)%
2020	11.66	10,740	125,231	1.32%	1.25%	8.26%
2019	10.77	6,378	68,700	1.71%	1.25%	6.20%
2018	10.14	2,949	29,909	1.79%	1.25%	(2.84)%
2017	10.44	3,033	31,661	0.35%	1.25%	5.31%
American Funds IS Capital World Growth and Income Class 4
2021	$17.89	28,793	$515,111	1.23%	1.25%	13.04%
2020	15.83	36,986	585,346	1.12%	1.25%	7.20%
2019	14.76	37,042	546,879	1.99%	1.25%	29.11%
2018	11.44	30,634	350,307	2.11%	1.25%	(11.02)%
2017	12.85	5,817	74,754	3.41%	1.25%	24.27%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Global Balanced Class 4
2021	$15.50	34,619	$536,569	0.81%	1.25%	9.09%
2020	14.21	34,049	483,770	0.89%	1.25%	8.63%
2019	13.08	35,980	470,591	1.29%	1.25%	18.71%
2018	11.02	28,666	315,827	0.43%	1.25%	(7.48)%
2017	11.91	112,169	1,335,795	1.89%	1.25%	17.90%
American Funds IS Global Growth Class 4
2021	$25.40	34,245	$869,787	0.21%	1.25%	14.69%
2020	22.15	35,915	795,346	0.15%	1.25%	28.55%
2019	17.23	43,696	752,746	0.93%	1.25%	33.20%
2018	12.93	48,970	633,338	0.42%	1.25%	(10.37)%
2017	14.43	70,913	1,023,269	0.79%	1.25%	29.49%
American Funds IS Global Small Capitalization Class 4
2021	$18.87	13,732	$259,076	0.00%	1.25%	5.10%
2020	17.95	19,942	357,967	0.12%	1.25%	27.78%
2019	14.05	10,959	153,944	0.01%	1.25%	29.61%
2018	10.84	2,986	32,367	0.02%	1.25%	(11.92)%
2017	12.31	2,176	26,774	0.33%	1.25%	24.07%
American Funds IS Growth Class 4
2021	$30.82	332,982	$10,260,866	0.06%	1.25%	20.17%
2020	25.64	388,299	9,956,844	0.21%	1.25%	49.83%
2019	17.11	446,256	7,637,259	0.55%	1.25%	28.82%
2018	13.29	531,508	7,061,238	0.25%	1.25%	(1.75)%
2017	13.52	552,413	7,469,472	0.44%	1.25%	26.40%
American Funds IS Growth-Income Class 4
2021	$21.34	397,469	$8,483,707	0.93%	1.25%	22.26%
2020	17.46	455,832	7,957,819	1.12%	1.25%	11.84%
2019	15.61	551,012	8,601,013	1.47%	1.25%	24.29%
2018	12.56	604,041	7,586,054	1.22%	1.25%	(3.28)%
2017	12.98	643,594	8,356,974	1.24%	1.25%	20.56%
American Funds IS American High-Income Trust Class 4
2021	$14.00	50,180	$702,366	3.74%	1.25%	6.84%
2020	13.10	45,941	601,873	8.28%	1.25%	6.40%
2019	12.31	46,139	568,116	7.47%	1.25%	10.88%
2018	11.11	15,529	172,455	4.37%	1.25%	(3.85)%
2017	11.55	29,378	339,330	5.80%	1.25%	5.31%
American Funds IS International Class 4
2021	$13.48	34,070	$459,357	1.75%	1.25%	(2.93)%
2020	13.89	47,334	657,492	0.42%	1.25%	12.25%
2019	12.37	68,617	849,127	1.24%	1.25%	21.14%
2018	10.22	63,141	644,985	1.47%	1.25%	(14.49)%
2017	11.95	30,639	366,010	1.10%	1.25%	30.26%
American Funds IS International Growth and Income Class 4
2021	$12.84	73,603	$945,388	2.92%	1.25%	3.79%
2020	12.38	67,069	830,036	1.09%	1.25%	4.42%
2019	11.85	99,976	1,184,932	2.31%	1.25%	20.94%
2018	9.80	104,656	1,025,599	2.02%	1.25%	(12.57)%
2017	11.21	105,703	1,184,720	2.33%	1.25%	23.18%
American Funds IS Managed Risk Asset Allocation Class P2
2021	$15.61	52,371	$817,289	1.36%	1.25%	11.11%
2020	14.05	55,513	779,709	1.51%	1.25%	4.57%
2019	13.43	61,012	819,528	2.11%	1.25%	16.52%
2018	11.53	66,474	766,306	1.55%	1.25%	(6.08)%
2017	12.27	4,603	56,501	0.69%	1.25%	13.38%
American Funds IS New World Fund Class 4
2021	$15.77	28,609	$451,248	0.64%	1.25%	3.33%
2020	15.26	29,581	451,542	0.04%	1.25%	21.76%
2019	12.54	44,497	557,828	0.75%	1.25%	27.22%
2018	9.85	41,122	405,229	0.63%	1.25%	(15.32)%
2017	11.64	48,074	559,449	0.84%	1.25%	27.46%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS The Bond Fund of America Class 4
2021	$11.46	79,049	$906,068	1.66%	1.25%	(1.82)%
2020	11.67	34,136	398,536	2.23%	1.25%	8.02%
2019	10.81	17,407	188,137	4.60%	1.25%	7.73%
2018	10.03	1,091	10,942	2.28%	1.25%	(2.12)%
2017	10.25	1,033	10,585	1.19%	1.25%	2.01%
American Funds IS U.S. Government Securities Class 4
2021	$11.10	52,618	$584,079	0.85%	1.25%	(2.11)%
2020	11.34	133,779	1,516,939	1.81%	1.25%	8.12%
2019	10.49	25,910	271,725	1.40%	1.25%	3.84%
2018	10.10	41,543	419,573	1.36%	1.25%	(0.75)%
2017	10.18	44,132	449,100	0.97%	1.25%	0.02%
American Funds IS Washington Mutual Investors Class 4
2021	$19.10	81,840	$1,563,063	1.31%	1.25%	25.93%
2020	15.17	80,653	1,223,231	1.61%	1.25%	7.12%
2019	14.16	80,173	1,135,087	1.82%	1.25%	19.53%
2018	11.84	96,963	1,148,478	1.84%	1.25%	(10.06)%
2017	13.17	85,917	1,131,431	1.35%	1.25%	15.26%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2021	$16.05	19,923	$319,806	2.86%	1.25%	10.60%
2020	14.51	11,634	168,855	1.63%	1.25%	13.24%
2019	12.82	12,649	162,111	2.09%	1.25%	19.90%
2018	10.69	11,688	124,936	0.95%	1.25%	(6.13)%
2017	11.39	12,160	138,468	10.25%	1.25%	13.69%
BlackRock Global Allocation V.I. Class III
2021	$18.02	445,039	$8,018,665	0.81%	1.25%	5.09%
2020	17.14	505,173	8,660,975	1.23%	1.25%	19.21%
2019	14.38	574,588	8,263,684	1.18%	1.25%	16.29%
2018	12.37	723,693	8,949,915	0.83%	1.25%	(8.73)%
2017	13.55	814,151	11,032,072	1.26%	1.25%	12.30%
Fidelity VIP Contrafund Service Class 2
2021	$34.07	100,060	$3,409,500	0.03%	1.25%	25.93%
2020	27.06	96,227	2,603,817	0.06%	1.25%	28.62%
2019	21.04	73,163	1,539,248	0.22%	1.25%	29.64%
2018	16.23	112,170	1,820,272	0.40%	1.25%	(7.81)%
2017	17.60	112,958	1,988,287	0.79%	1.25%	20.08%
Fidelity VIP FundsManager 60% Service Class 2
2021	$20.23	8,498	$171,875	0.88%	1.25%	10.81%
2020	18.25	10,272	187,473	1.16%	1.25%	13.49%
2019	16.08	4,986	80,180	1.12%	1.25%	18.76%
2018	13.54	15,221	206,124	1.07%	1.25%	(7.68)%
2017	14.67	8,511	124,841	1.14%	1.25%	15.31%
Fidelity VIP Government Money Market Service Class
2021	$9.50	484,847	$4,604,373	0.01%	1.25%	(1.23)%
2020	9.62	836,592	8,043,866	0.24%	1.25%	(0.97)%
2019	9.71	705,324	6,847,804	1.91%	1.25%	0.65%
2018	9.65	966,660	9,324,308	1.56%	1.25%	0.28%
2017	9.62	795,795	7,654,516	0.57%	1.25%	(0.67)%
Fidelity VIP Strategic Income Service Class 2
2021	$12.67	24,282	$307,646	2.42%	1.25%	2.25%
2020	12.39	22,677	281,005	3.24%	1.25%	5.83%
2019	11.71	22,402	262,306	3.86%	1.25%	9.28%
2018	10.71	15,726	168,496	2.17%	1.25%	(4.04)%
2017	11.17	24,369	272,083	3.42%	1.25%	6.21%
First Trust Dorsey Wright Tactical Core Class I
2021	$15.35	104,076	$1,597,999	0.41%	1.25%	12.46%
2020	13.65	40,059	546,948	0.50%	1.25%	9.71%
2019	12.44	40,290	501,400	0.62%	1.25%	19.49%
2018	10.42	41,360	430,780	0.30%	1.25%	(9.24)%
03/15/2017 - 12/31/2017	11.48	39,841	457,187	1.31%	1.25%	11.25%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
First Trust Multi Income Allocation Class I
2021	$13.69	5,389	$73,765	2.30%	1.25%	11.29%
2020	12.30	5,174	63,632	2.21%	1.25%	1.21%
2019	12.15	4,963	60,314	2.48%	1.25%	14.93%
2018	10.57	4,080	43,134	2.27%	1.25%	(5.63)%
09/22/2017 - 12/31/2017	11.20	3,831	42,917	6.11%	1.25%	1.23%
First Trust/Dow Jones Dividend & Income Allocation Class I
2021	$20.24	80,553	$1,630,206	0.91%	1.25%	10.85%
2020	18.26	94,871	1,731,970	1.49%	1.25%	6.47%
2019	17.15	107,931	1,850,724	1.57%	1.25%	19.27%
2018	14.38	112,837	1,622,251	1.65%	1.25%	(6.10)%
2017	15.31	86,907	1,330,650	1.48%	1.25%	12.07%
Franklin Allocation VIP Class 4
2021	$18.49	35,561	$657,449	1.59%	1.25%	10.15%
2020	16.78	37,914	636,355	1.35%	1.25%	10.36%
2019	15.21	59,530	905,343	3.31%	1.25%	18.08%
2018	12.88	63,743	821,011	2.85%	1.25%	(10.71)%
2017	14.42	89,311	1,288,297	2.42%	1.25%	10.40%
Franklin Income VIP Class 2
2021	$13.58	29,195	$396,486	4.88%	1.25%	15.30%
2020	11.78	36,118	425,404	6.21%	1.25%	(0.56)%
2019	11.84	22,461	266,028	4.24%	1.25%	14.62%
2018	10.33	8,521	88,056	3.32%	1.25%	(5.50)%
2017	10.94	15,174	165,925	4.71%	1.25%	8.31%
Franklin Mutual Global Discovery VIP Class 2
2021	$17.48	32,977	$576,392	2.34%	1.25%	17.65%
2020	14.86	36,794	546,639	2.29%	1.25%	(5.65)%
2019	15.75	41,458	652,807	1.59%	1.25%	22.82%
2018	12.82	52,890	678,073	2.26%	1.25%	(12.33)%
2017	14.62	65,754	961,513	1.70%	1.25%	7.25%
Franklin Rising Dividends VIP Class 2
2021	$29.99	63,305	$1,898,285	0.77%	1.25%	25.22%
2020	23.95	68,589	1,642,555	1.15%	1.25%	14.53%
2019	20.91	93,278	1,950,431	1.25%	1.25%	27.63%
2018	16.38	98,546	1,614,542	1.24%	1.25%	(6.26)%
2017	17.48	131,360	2,295,875	1.41%	1.25%	19.07%
Templeton Global Bond VIP Class 2
2021	$8.64	32,961	$284,812	0.00%	1.25%	(6.17)%
2020	9.21	51,599	475,198	8.28%	1.25%	(6.46)%
2019	9.85	58,789	578,792	6.86%	1.25%	0.75%
2018	9.77	80,517	786,850	0.00%	1.25%	0.66%
2017	9.71	72,591	704,708	0.00%	1.25%	0.66%
Ivy VIP Asset Strategy Class II
2021	$13.61	6,224	$84,698	1.62%	1.25%	9.07%
2020	12.48	6,224	77,654	2.48%	1.25%	12.46%
2019	11.09	2,295	25,460	2.19%	1.25%	20.27%
2018	9.23	2,288	21,108	1.87%	1.25%	(6.62)%
2017	9.88	2,281	22,536	1.61%	1.25%	16.81%
Ivy VIP Energy Class II
2021	$4.65	41,310	$192,119	1.43%	1.25%	40.24%
2020	3.32	37,315	123,749	2.05%	1.25%	(37.62)%
2019	5.32	31,561	167,793	0.00%	1.25%	2.19%
2018	5.20	37,128	193,154	0.00%	1.25%	(34.96)%
2017	8.00	34,278	274,182	0.79%	1.25%	(13.73)%
Janus Henderson Balanced Service Shares
2021	$23.17	236,362	$5,477,584	0.64%	1.25%	15.46%
2020	20.07	277,221	5,564,371	1.55%	1.25%	12.61%
2019	17.82	281,978	5,025,941	1.72%	1.25%	20.75%
2018	14.76	230,284	3,399,086	1.72%	1.25%	(0.82)%
2017	14.88	180,009	2,679,053	1.38%	1.25%	16.67%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Janus Henderson Flexible Bond Service Shares
2021	$11.48	33,998	$390,280	1.77%	1.25%	(2.34)%
2020	11.75	17,405	204,591	2.42%	1.25%	8.88%
2019	10.80	12,284	132,613	2.83%	1.25%	7.92%
2018	10.00	13,263	132,675	2.82%	1.25%	(2.52)%
2017	10.26	11,979	122,929	2.85%	1.25%	2.07%
JPMorgan Insurance Trust Global Allocation Class 2
2021	$14.87	1,405	$20,880	1.01%	1.25%	7.91%
05/04/2020 - 12/31/2020	13.78	333	4,582	2.43%	1.25%	28.98%
2019
2018
01/01/2017 - 05/10/2017	10.53	—	—	0.00%	1.25%	7.12%
JPMorgan Insurance Trust Income Builder Class 2
2021 (5)
2020 (5)
2019 (5)
2018 (5)
01/01/2017 - 05/10/2017 (5)	$10.42	—	$—	0.00%	1.25%	4.37%
ClearBridge Variable Aggressive Growth - Class II
2021	$15.83	18,663	$295,352	0.16%	1.25%	8.67%
2020	14.56	18,583	270,622	1.24%	1.25%	16.27%
2019	12.52	3,112	38,982	1.40%	1.25%	23.20%
2018	10.17	64	650	0.01%	1.25%	(9.71)%
2017	11.26	554	6,235	0.27%	1.25%	14.55%
Lord Abbett Bond Debenture Class VC
2021	$14.61	55,496	$810,593	3.57%	1.25%	1.99%
2020	14.32	50,676	725,725	3.82%	1.25%	5.97%
2019	13.51	51,508	696,076	4.74%	1.25%	11.95%
2018	12.07	37,761	455,847	4.11%	1.25%	(5.22)%
2017	12.74	41,565	529,387	5.27%	1.25%	7.86%
Lord Abbett Total Return Class VC
2021	$11.52	53,537	$616,992	1.89%	1.25%	(1.48)%
2020	11.70	64,249	751,602	2.47%	1.25%	6.09%
2019	11.03	59,273	653,574	3.57%	1.25%	7.06%
2018	10.30	33,248	342,426	2.84%	1.25%	(2.26)%
2017	10.54	43,814	461,695	2.93%	1.25%	2.58%
MFS Total Return Series - Service Class
2021	$20.45	30,607	$625,821	1.62%	1.25%	12.42%
2020	18.19	33,612	611,338	2.31%	1.25%	8.16%
2019	16.82	37,129	624,382	2.14%	1.25%	18.62%
2018	14.18	44,292	627,880	1.98%	1.25%	(7.05)%
2017	15.25	49,219	750,631	2.11%	1.25%	10.64%
MFS Utilities Series - Service Class
2021	$19.50	11,318	$220,672	1.53%	1.25%	12.41%
2020	17.34	11,647	202,007	1.21%	1.25%	4.31%
2019	16.63	47,829	795,306	3.90%	1.25%	23.25%
2018	13.49	51,596	696,095	0.64%	1.25%	(0.45)%
2017	13.55	14,679	198,935	4.37%	1.25%	13.08%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S (4)
01/29/2021 - 12/31/2021	$13.19	12,519	$165,182	0.40%	1.25%	16.82%
2020
2019
2018
01/01/2017 - 02/08/2017	9.74	—	—	0.00%	1.25%	1.48%
PIMCO All Asset - Advisor Class
2021	$14.03	9,222	$129,398	10.81%	1.25%	14.60%
06/01/2020 - 12/31/2020	12.24	11,686	143,078	4.20%	1.25%	16.33%
PIMCO CommodityRealReturn Strategy - Advisor Class
2021	$6.94	101,742	$705,925	2.44%	1.25%	31.46%
2020	5.28	1,422	7,503	3.97%	1.25%	(0.03)%
2019	5.28	323	1,708	3.90%	1.25%	9.97%
2018	4.80	510	2,449	3.26%	1.25%	(15.27)%
2017	5.67	1,536	8,705	1.77%	1.25%	0.78%

See Notes to Financial Statements	See explanation of references on page SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
PIMCO Income - Advisor Class
2021	$11.20	16,896	$189,293	2.76%	1.25%	0.63%
06/17/2020 - 12/31/2020	11.13	30,064	334,709	2.91%	1.25%	6.27%
State Street Total Return V.I.S. Class 3
2021	$24.17	13,566	$327,841	1.83%	1.25%	11.80%
2020	21.62	14,483	313,061	1.54%	1.25%	4.82%
2019	20.62	16,899	348,494	1.90%	1.25%	14.13%
2018	18.07	20,305	366,892	1.83%	1.25%	(7.77)%
2017	19.59	21,068	412,752	1.67%	1.25%	13.84%
VanEck VIP Global Hard Assets Class S
2021	$8.16	55,035	$448,891	0.26%	1.25%	17.20%
2020	6.96	56,069	390,202	0.80%	1.25%	17.35%
2019	5.93	38,491	228,263	0.00%	1.25%	10.16%
2018	5.38	40,704	219,122	0.00%	1.25%	(29.32)%
2017	7.62	51,941	395,590	0.00%	1.25%	(3.19)%

(1)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)         The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.

(3)         Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E fees assessed through the daily AUV calculation. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)         Operations commenced or resumed during 2021 (See Note 1 in Notes to Financial Statements).

(5)         There has been no activity in the JPMorgan Insurance Trust Income Builder Class 2 Variable Account since May 10, 2017.

See Notes to Financial Statements

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Variable Annuity Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2021, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, State Street Variable Insurance Series Funds, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2021 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The following Variable Accounts changed names during 2021:

Currently Named	Formerly Named
Invesco V.I. Global Series II	Invesco Oppenheimer V.I. Global Series II
American Funds IS Capital World Growth and Income Class 4	American Funds IS Global Growth and Income Fund Class 4
American Funds IS American High-Income Trust Class 4	American Funds IS High-Income Bond Class 4
American Funds IS The Bond Fund of America Class 4	American Funds IS Bond Class 4
American Funds IS U.S. Government Securities Class 4	American Funds IS U.S. Government/AAA-Rated Securities Class 4
American Funds IS Washington Mutual Investors Class 4	American Funds IS Blue Chip Income & Growth Class 4
VanEck VIP Global Resources Class S	VanEck VIP Global Hard Assets Class S

The Hedged Equity Class I and Neuberger Berman U.S. Equity Index PutWrite Strategy Class S Variable Accounts commenced or resumed operations on May 17, 2021 and January 29, 2021, respectively.

On April 30, 2020, the Inflation Strategy Class I and Currency Strategies Class I Variable Accounts were liquidated. Any units that remained in each of these Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these two Variable Accounts were liquidated prior to December 31, 2021, no other information for these Variable Accounts are included in this annual report.

On June 1, 2020, the net assets of the PIMCO All Asset All Authority Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset All Authority - Advisor Class Variable Account, were transferred to the PIMCO All Asset Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset - Advisor Class Variable Account, through a reorganization. In connection with this reorganization, any units that remained in the PIMCO All Asset All Authority - Advisor Class Variable Account after the close of business on June 1, 2020 were transferred to the PIMCO All Asset - Advisor Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on June 1, 2020. The PIMCO All Asset All Authority - Advisor Class Variable Account is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the “Contracts”). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2021.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 1.25% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. M&E fees are included in the Statements of Operations.

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional benefit riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders, and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF. For the year ended December 31, 2021, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contract funded by interests in the Separate Account, without remuneration from the Separate Account.

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2021, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2021 and 2020 were as follows:

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	2,472	(190)	2,282	103,393	(99,181)	4,212
Diversified Bond Class I	25,994	(117,022)	(91,028)	68,591	(40,098)	28,493
Floating Rate Income Class I	66,289	(77,335)	(11,046)	25,598	(38,662)	(13,064)
High Yield Bond Class I	8,406	(47,968)	(39,562)	34,612	(74,456)	(39,844)
Inflation Managed Class I	58,305	(64,409)	(6,104)	83,748	(121,642)	(37,894)
Managed Bond Class I	41,687	(154,926)	(113,239)	68,944	(161,788)	(92,844)
Short Duration Bond Class I	49,413	(197,167)	(147,754)	200,340	(142,845)	57,495
Emerging Markets Debt Class I	535	(1,373)	(838)	1,336	(2,925)	(1,589)
Dividend Growth Class I	23,023	(85,014)	(61,991)	21,967	(55,012)	(33,045)
Equity Index Class I	8,390	(67,925)	(59,535)	14,210	(80,592)	(66,382)
Focused Growth Class I	5,596	(16,454)	(10,858)	38,527	(72,132)	(33,605)
Growth Class I	6,335	(55,499)	(49,164)	8,172	(94,164)	(85,992)
Hedged Equity Class I	11,429	(24)	11,405
Large-Cap Growth Class I	34,883	(90,732)	(55,849)	100,024	(156,926)	(56,902)
Large-Cap Value Class I	24,600	(62,279)	(37,679)	12,748	(67,569)	(54,821)
Main Street Core Class I	12,745	(101,999)	(89,254)	10,078	(95,712)	(85,634)
Mid-Cap Equity Class I	5,632	(28,460)	(22,828)	10,243	(35,781)	(25,538)
Mid-Cap Growth Class I	29,519	(52,118)	(22,599)	29,161	(74,949)	(45,788)
Mid-Cap Value Class I	25,101	(16,511)	8,590	4,001	(34,518)	(30,517)
Small-Cap Equity Class I	4,605	(13,153)	(8,548)	4,731	(21,031)	(16,300)
Small-Cap Growth Class I	35,317	(58,870)	(23,553)	13,746	(58,131)	(44,385)
Small-Cap Index Class I	34,620	(57,733)	(23,113)	13,903	(48,215)	(34,312)
Small-Cap Value Class I	35,711	(40,704)	(4,993)	11,304	(21,265)	(9,961)
Value Class I	12,290	(23,486)	(11,196)	20,396	(35,801)	(15,405)
Value Advantage Class I	51,207	(15,043)	36,164	14,794	(11,403)	3,391
Emerging Markets Class I	22,285	(45,949)	(23,664)	28,306	(56,074)	(27,768)
International Large-Cap Class I	20,046	(55,282)	(35,236)	25,643	(108,566)	(82,923)
International Small-Cap Class I	7,482	(18,355)	(10,873)	6,530	(13,134)	(6,604)
International Value Class I	28,086	(178,945)	(150,859)	136,446	(178,003)	(41,557)
Health Sciences Class I	26,423	(52,317)	(25,894)	31,192	(45,668)	(14,476)
Real Estate Class I	4,528	(14,715)	(10,187)	5,225	(19,405)	(14,180)
Technology Class I	98,368	(157,068)	(58,700)	252,635	(172,188)	80,447
PSF DFA Balanced Allocation Class D	10,924	(5,134)	5,790	36,927	(23,486)	13,441
Pacific Dynamix - Conservative Growth Class I	11,979	(13,212)	(1,233)	70,662	(4,243)	66,419
Pacific Dynamix - Moderate Growth Class I	3,372	(46,206)	(42,834)	2,867	(41,858)	(38,991)
Pacific Dynamix - Growth Class I	14,318	(24,704)	(10,386)	40,926	(29,482)	11,444
Portfolio Optimization Conservative Class I	110,234	(265,214)	(154,980)	279,840	(322,956)	(43,116)
Portfolio Optimization Moderate-Conservative Class I	322,578	(458,932)	(136,354)	252,888	(392,127)	(139,239)
Portfolio Optimization Moderate Class I	387,510	(1,020,030)	(632,520)	463,197	(1,670,231)	(1,207,034)
Portfolio Optimization Growth Class I	225,140	(690,764)	(465,624)	134,960	(561,827)	(426,867)
Portfolio Optimization Aggressive-Growth Class I	79,648	(388,317)	(308,669)	8,236	(269,221)	(260,985)

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Invesco Oppenheimer V.I. International Growth Series II	7,610	(11,228)	(3,618)	5,949	(1,048)	4,901
Invesco V.I. Balanced-Risk Allocation Series II	970	(4,638)	(3,668)	3,414	(10,356)	(6,942)
Invesco V.I. Equity and Income Series II	2,000	(2,578)	(578)	1,391	(4,069)	(2,678)
Invesco V.I. Global Real Estate Series II	1,641	(7,594)	(5,953)	2,448	(2,081)	367
Invesco V.I. Global Series II	171	(559)	(388)	7,318	(2,077)	5,241
American Century VP Mid Cap Value Class II	8,035	(11,103)	(3,068)	4,497	(10,101)	(5,604)
American Funds IS Asset Allocation Class 4	31,037	(119,195)	(88,158)	62,458	(168,145)	(105,687)
American Funds IS Capital Income Builder Class 4	1,917	(2,142)	(225)	5,295	(10,929)	(5,634)
American Funds IS Capital World Bond Class 4	10,664	(5,145)	5,519	7,008	(2,646)	4,362
American Funds IS Capital World Growth and Income Class 4	488	(8,681)	(8,193)	184	(240)	(56)
American Funds IS Global Balanced Class 4	2,330	(1,760)	570	349	(2,280)	(1,931)
American Funds IS Global Growth Class 4	9,427	(11,097)	(1,670)	13,544	(21,325)	(7,781)
American Funds IS Global Small Capitalization Class 4	7,709	(13,919)	(6,210)	9,845	(862)	8,983
American Funds IS Growth Class 4	19,522	(74,839)	(55,317)	61,062	(119,019)	(57,957)
American Funds IS Growth-Income Class 4	13,700	(72,063)	(58,363)	14,882	(110,062)	(95,180)
American Funds IS American High-Income Trust Class 4	6,168	(1,929)	4,239	25,485	(25,683)	(198)
American Funds IS International Class 4	6,201	(19,465)	(13,264)	5,545	(26,828)	(21,283)
American Funds IS International Growth and Income Class 4	20,723	(14,189)	6,534	8,808	(41,715)	(32,907)
American Funds IS Managed Risk Asset Allocation Class P2	—	(3,142)	(3,142)	14	(5,513)	(5,499)
American Funds IS New World Fund Class 4	8,502	(9,474)	(972)	9,094	(24,010)	(14,916)
American Funds IS The Bond Fund of America Class 4	49,838	(4,925)	44,913	21,142	(4,413)	16,729
American Funds IS U.S. Government Securities Class 4	15,928	(97,089)	(81,161)	240,331	(132,462)	107,869
American Funds IS Washington Mutual Investors Class 4	26,224	(25,037)	1,187	20,308	(19,828)	480
BlackRock 60/40 Target Allocation ETF V.I. Class I	8,840	(551)	8,289	233	(1,248)	(1,015)
BlackRock Global Allocation V.I. Class III	12,354	(72,488)	(60,134)	7,025	(76,440)	(69,415)
Fidelity VIP Contrafund Service Class 2	25,511	(21,678)	3,833	39,886	(16,822)	23,064
Fidelity VIP FundsManager 60% Service Class 2	701	(2,475)	(1,774)	6,713	(1,427)	5,286
Fidelity VIP Government Money Market Service Class	374,392	(726,137)	(351,745)	1,040,094	(908,826)	131,268
Fidelity VIP Strategic Income Service Class 2	9,789	(8,184)	1,605	2,799	(2,524)	275
First Trust Dorsey Wright Tactical Core Class I	90,108	(26,091)	64,017	406	(637)	(231)
First Trust Multi Income Allocation Class I	300	(85)	215	220	(9)	211
First Trust/Dow Jones Dividend & Income Allocation Class I	1,208	(15,526)	(14,318)	4,534	(17,594)	(13,060)
Franklin Allocation VIP Class 4	669	(3,022)	(2,353)	704	(22,320)	(21,616)
Franklin Income VIP Class 2	2,341	(9,264)	(6,923)	16,748	(3,091)	13,657
Franklin Mutual Global Discovery VIP Class 2	6,027	(9,844)	(3,817)	7,216	(11,880)	(4,664)
Franklin Rising Dividends VIP Class 2	27,487	(32,771)	(5,284)	11,783	(36,472)	(24,689)
Templeton Global Bond VIP Class 2	5,183	(23,821)	(18,638)	4,400	(11,590)	(7,190)
Ivy VIP Asset Strategy Class II	9	(9)	—	3,937	(8)	3,929
Ivy VIP Energy Class II	57,883	(53,888)	3,995	13,474	(7,720)	5,754
Janus Henderson Balanced Service Shares	22,408	(63,267)	(40,859)	50,732	(55,489)	(4,757)
Janus Henderson Flexible Bond Service Shares	26,688	(10,095)	16,593	10,219	(5,098)	5,121
JPMorgan Insurance Trust Global Allocation Class 2	1,216	(144)	1,072	343	(10)	333
ClearBridge Variable Aggressive Growth - Class II	2,859	(2,779)	80	17,809	(2,338)	15,471
Lord Abbett Bond Debenture Class VC	14,922	(10,102)	4,820	15,636	(16,468)	(832)
Lord Abbett Total Return Class VC	3,054	(13,766)	(10,712)	17,653	(12,677)	4,976
MFS Total Return Series - Service Class	907	(3,912)	(3,005)	6,966	(10,483)	(3,517)
MFS Utilities Series - Service Class	214	(543)	(329)	4,831	(41,013)	(36,182)
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	12,533	(14)	12,519
PIMCO All Asset - Advisor Class	4	(2,468)	(2,464)	11,710	(24)	11,686
PIMCO CommodityRealReturn Strategy - Advisor Class	106,272	(5,952)	100,320	1,120	(21)	1,099
PIMCO Income - Advisor Class	5,796	(18,964)	(13,168)	30,092	(28)	30,064
State Street Total Return V.I.S. Class 3	104	(1,021)	(917)	1,852	(4,268)	(2,416)
VanEck VIP Global Resources Class S	33,943	(34,977)	(1,034)	78,401	(60,823)	17,578

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2021, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2021, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2022

We have served as the auditor of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company since 1990.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Diversified Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Floating Rate Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
High Yield Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Inflation Managed Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Managed Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Short Duration Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Emerging Markets Debt Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Dividend Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Equity Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Focused Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Hedged Equity Class I	For the period May 17, 2021 (commencement of operations) through December 31, 2021
Large-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Large-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Main Street® Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Value Advantage Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Emerging Markets Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
International Large-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
International Small-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
International Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Health Sciences Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Real Estate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Technology Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
PSF DFA Balanced Allocation Class D	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Pacific Dynamix - Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Moderate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. Balanced-Risk Allocation Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. Equity and Income Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. Global Real Estate Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. Global Series II (formerly Invesco Oppenheimer V.I. Global Series II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Century VP Mid Cap Value Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Capital Income Builder® Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Capital World Bond Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Capital World Growth and Income Class 4 (formerly American Funds IS Global Growth and Income Fund Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Global Balanced Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Funds IS Global Growth Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Growth Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Growth-Income Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS American High-Income Trust Class 4 (formerly American Funds IS High-Income Bond Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS International Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS International Growth and Income Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Managed Risk Asset Allocation Class P2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS New World Fund® Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS The Bond Fund of America Class 4 (formerly American Funds IS Bond Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS U.S. Government Securities Class 4 (formerly American Funds IS U.S. Government/AAA-Rated Securities Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Washington Mutual Investors Class 4 (formerly American Funds IS Blue Chip Income & Growth Class 4)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP FundsManager® 60% Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Strategic Income Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020, 2019, 2018 and the period from March 15, 2017 (commencement of operations) through December 31, 2017
First Trust Multi Income Allocation Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020, 2019, 2018 and the period from September 22, 2017 (commencement of operations) through December 31, 2017
First Trust/Dow Jones Dividend & Income Allocation Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Franklin Allocation VIP Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Franklin Income VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Franklin Mutual Global Discovery VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Franklin Rising Dividends VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Templeton Global Bond VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Ivy VIP Asset Strategy Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Ivy VIP Energy Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Janus Henderson Balanced Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Janus Henderson Flexible Bond Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
JPMorgan Insurance Trust Global Allocation Class 2	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from May 4, 2020 through December 31, 2020	For the year ended December 31, 2021, the period from May 4, 2020 through December 31, 2020, and the period from January 1, 2017 through May 10, 2017.
JPMorgan Insurance Trust Income Builder Class 2	Not Applicable	Not Applicable	For the period from January 1, 2017 through May 10, 2017
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Total Return Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® Total Return Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® Utilities Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	For the period January 29, 2021 through December 31, 2021		For the period January 29, 2021 through December 31, 2021 and January 1, 2017 through February 8, 2017.
PIMCO All Asset - Advisor Class	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from June 1, 2020 (commencement of operations) through December 31, 2020
PIMCO CommodityRealReturn® Strategy - Advisor Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
PIMCO Income - Advisor Class	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from June 17, 2020 (commencement of operations) through December 31, 2020
State Street Total Return V.I.S. Class 3	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
VanEck VIP Global Resources Class S (formerly VanEck VIP Global Hard Assets Class S)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2021 and 2020 and

for the years ended December 31, 2021, 2020 and 2019,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2021,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2021

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2021 and 2020, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-

basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•      Exercise professional judgment and maintain professional skepticism throughout the audit.

•      Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•      Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•      Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•      Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

March 18, 2022

Pacific Life Insurance Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2021	2020
ADMITTED ASSETS
Bonds	$67,346	$58,897
Preferred stocks	2	8
Common stocks	695	682
Mortgage loans	15,923	15,060
Real estate	149	132
Cash, cash equivalents and short-term investments	993	2,000
Contract loans	7,489	7,690
Derivatives	2,206	1,606
Securities lending reinvested collateral assets	3,327	2,681
Other invested assets	5,743	4,141
Investment income due and accrued	1,086	656
Net deferred tax asset	462	411
Other assets	2,203	2,046
Separate account assets	70,442	63,283

TOTAL ADMITTED ASSETS	$178,066	$159,293

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$76,028	$71,367
Liability for deposit-type contracts	11,198	6,281
Transfers to separate accounts due or accrued, net	(792)	(745)
Other liabilities	8,636	7,225
Borrowed money		49
Asset valuation reserve	1,201	469
Separate account liabilities	70,442	63,283
TOTAL LIABILITIES	166,713	147,929
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	1,836	1,836
Other surplus adjustments	122	131
Unassigned surplus	7,690	7,693
Surplus notes	1,675	1,674
TOTAL CAPITAL AND SURPLUS	11,353	11,364

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$178,066	$159,293

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
REVENUES
Premiums and annuity considerations	$13,984	$11,760	$13,441
Net investment income	3,276	3,206	3,845
Reserve adjustments on reinsurance ceded	(677)	(779)	(932)
Separate account fees	1,365	1,218	1,208
Other income	287	212	444
TOTAL REVENUES	18,235	15,617	18,006

BENEFITS AND EXPENSES
Current and future policy benefits	16,692	13,785	15,082
Commission expense	1,000	979	1,143
Operating expenses	1,084	1,085	962
TOTAL BENEFITS AND EXPENSES	18,776	15,849	17,187

NET GAIN (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	(541)	(232)	819
Federal income tax expense (benefit)	210	(197)	(50)

NET GAIN (LOSS) FROM OPERATIONS	(751)	(35)	869
Net realized capital gains (losses) less tax	1,612	(64)	847

NET INCOME (LOSS)	$861	($99)	$1,716

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	Common	Paid-in	Other Surplus	Unassigned	Surplus
(In Millions)	Stock	Surplus	Adjustments	Surplus	Notes	Total
BALANCES, JANUARY 1, 2019	$30	$1,186	$146	$6,599	$1,730	$9,691
Net income				1,716		1,716
Change in net unrealized capital losses less tax				(550)		(550)
Change in net deferred income tax				(47)		(47)
Change in nonadmitted assets				24		24
Change in reserve on account of change in valuation basis				60		60
Change in asset valuation reserve				210		210
Dividend to parent				(650)		(650)
Other surplus adjustment for derivatives			(7)			(7)
Cumulative effect of change in accounting principles				65		65
Change in other surplus transactions				(2)		(2)
BALANCES, DECEMBER 31, 2019	30	1,186	139	7,425	1,730	10,510
Net loss				(99)		(99)
Change in net unrealized capital losses less tax				(157)		(157)
Change in net deferred income tax				(68)		(68)
Change in nonadmitted assets				35		35
Net change in surplus notes					(56)	(56)
Capital contribution from parent		650				650
Change in reserve on account of change in valuation basis				341		341
Change in asset valuation reserve				259		259
Surplus contributed to separate accounts				(82)		(82)
Other changes in surplus in separate accounts				82		82
Other surplus adjustment for derivatives			(8)			(8)
Prior period adjustment				(44)		(44)
Change in other surplus transactions				1		1
BALANCES, DECEMBER 31, 2020	30	1,836	131	7,693	1,674	11,364
Net income				861		861
Change in net unrealized capital gains less tax				318		318
Change in net deferred income tax				88		88
Change in nonadmitted assets				(84)		(84)
Change in asset valuation reserve				(732)		(732)
Surplus contributed to separate accounts				(68)		(68)
Other changes in surplus in separate accounts				68		68
Dividend to parent				(450)		(450)
Other surplus adjustment for derivatives			(9)			(9)
Change in other surplus transactions				(4)	1	(3)
BALANCES, DECEMBER 31, 2021	$30	$1,836	$122	$7,690	$1,675	$11,353

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$13,658	$11,279	$13,218
Net investment income	3,245	3,347	3,806
Other income	1,073	728	827
Benefits and loss related payments	(11,645)	(9,577)	(9,902)
Net transfers (to) from separate accounts	(261)	246	2,752
Commissions, expenses paid and other deductions	(1,998)	(2,077)	(2,075)
Dividends paid to policyholders	(9)	(9)	(9)
Federal income taxes (paid) recovered, net	(215)	(482)	819
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,848	3,455	9,436

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	8,034	6,437	5,863
Stocks	50	166	40
Mortgage loans	1,311	533	1,253
Other invested assets	2,388	1,862	2,364
Miscellaneous proceeds	2,063	1,756	1,343
Cost of investments acquired
Bonds	(15,960)	(11,915)	(11,157)
Stocks	(59)	(487)	(159)
Mortgage loans	(2,154)	(1,903)	(2,728)
Other invested assets	(3,280)	(2,416)	(2,162)
Miscellaneous applications	(1,881)	(2,420)	(1,432)
Net decrease in contract loans	201	250	26
NET CASH USED IN INVESTING ACTIVITIES	(9,287)	(8,137)	(6,749)
(Continued)

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
(Continued)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	$4,241	$2,029	$335
Borrowed funds	(49)	(1)	(51)
Net change in surplus notes		(56)
Contribution from parent		650
Dividend to parent	(303)		(650)
Other cash provided	543	349	820
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	4,432	2,971	454

Net change in cash, cash equivalents and short-term investments	(1,007)	(1,711)	3,141
Cash, cash equivalents and short-term investments, beginning of year	2,000	3,711	570

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$993	$2,000	$3,711

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$100	$101	$103

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$747	$962	$1,095
Assets in-kind received as deposits	515
Assets in-kind received as premiums, net of amounts transferred to the separate account	245	304	221
Bond dividend paid to parent	147
Mortgage loans disposed and acquired	104	22	87
Stocks disposed and acquired	27	42	25
Federal tax credits received	22	338
Bond dividend received from subsidiary	20
Bonds converted to stocks	10
Premium tax credits received	8	5
Interest purchased received as premiums	7	3
Bond interest in-kind received	4	8	7
Transfer between affiliated private equity funds		22

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.                        NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  The Company is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.

The Company and its subsidiaries have primary business operations consisting of life insurance, annuities, and reinsurance.  The Company’s primary business operations provide life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals and businesses.  The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were Utah, California, Texas, Florida, Colorado, and Illinois representing 11%, 10%, 7%, 7%, 5%, and 5%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2021.  No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepared its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI.  Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

Pursuant to Interpretation of the Statutory Accounting Principles Working Group (INT) 20-10, non-conforming credit tenant loans (CTLs) that were filed with the NAIC Securities Valuation Office (SVO) by February 15, 2021 were permitted to be reported as bonds on the statements of admitted assets, liabilities and capital and surplus - statutory basis for year end December 31, 2020.  As these permitted practices are promulgated by the NAIC, they are not NE DOI permitted practices as authorized by the Director of the NE DOI. However, per INT 20-10, any such non-conforming CTL shall be disclosed.

For the annual reporting period ending December 31, 2020, the Company had two non-conforming CTLs reported in bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations had not yet been received, these CTLs were reported with credit rating provider ratings that reflected equivalent NAIC 1 designations.  These non-conforming CTLs increased bonds by $45 million as of December 31, 2020. The net impact of this provision to statutory surplus and net income (loss) is zero because the increase to bonds was offset by a reduction of investments reported as other invested assets on the statements of admitted assets, liabilities and capital and surplus - statutory basis.  As of December 31, 2021, there were no non-conforming CTLs.

The following table reconciles the Company’s net income (loss) for the years ended December 31, 2021, 2020 and 2019 and capital and statutory surplus as of December 31, 2021 and 2020 between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Net income (loss), Nebraska basis	$861	($99)	$1,716
State permitted practices that increase (decrease) NAIC SAP
Net income (loss), NAIC SAP	$861	($99)	$1,716

	December 31,
	2021	2020
	(In Millions)
Statutory capital and surplus, Nebraska basis	$11,353	$11,364
State permitted practices that are an increase (decrease) from NAIC SAP
Statement of Statutory Accounting Principles (SSAP) No. 43R - Bonds		45
SSAP No. 21R - Other invested assets		(45)
Statutory capital and surplus, NAIC SAP	$11,353	$11,364

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects, which in some cases are materially different from accounting principles generally accepted in the United States of America (U.S. GAAP) (Note 2).

Certain reclassifications have been made to the 2020 and 2019 financial statements to conform to the 2021 financial statements - statutory basis presentation.

The Company has evaluated events subsequent to December 31, 2021 through the date the financial statements - statutory basis were available to be issued.  See Note 19.

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19. The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain and cannot be reasonably estimated as of the date of this filing.  Interest rates, credit spreads and equity market levels have had the most significant effect on the Company’s financial statements. COVID-19 related claims have not been material through December 31, 2021.  The Company continues to actively monitor direct and indirect impacts of the pandemic on its financial statements, especially in relation to claims and the investments portfolio.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

Effective January 1, 2021, the Company adopted revisions to SSAP No. 86, Derivatives, to ensure reporting consistency for derivatives with financing components. A financing derivative is one which the premium to acquire the derivative is paid throughout the derivative term, or at maturity. The revisions require that at acquisition and subsequently, the gross reported fair value of the derivative shall exclude the impact of the financing premiums and the premiums payable shall be separately reported as payable for securities. The impact of the adoption on January 1, 2021 was an increase to Derivatives of $330 million, an increase to

Investment Income Due and Accrued of $290 million and an increase to Payable for Securities included in Other liabilities of $620 million.

Effective January 1, 2021, the Company adopted SSAP No. 26R, Bonds, and SSAP No. 32R, Preferred Stock, which clarified the valuation and measurement for perpetual bonds and stocks held as investments. Perpetual bonds and preferred stocks, previously reported at amortized cost, shall now be reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. The impact of this adoption on the Company’s financial statements was immaterial.

Variable annuity contracts are subject to Actuarial Guideline 43 (AG43) and the Valuation Manual section VM-21 (VM-21).  As a result of updates to AG43 and VM-21, effective January 1, 2020, for all variable annuity contracts, $239 million of reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

For the annuity business retroceded by Pacific Life Re Limited (PLRL), a wholly-owned subsidiary of Pacific LifeCorp, the age calculation methodology was changed from an age last birthday approach to an age nearest birthday basis, which is consistent with the development of the prescribed valuation mortality tables. As a result of this change, effective January 1, 2020, $102 million of aggregate reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

The Company has a reinsurance agreement with Pacific Life Re Global Limited (RGBM), a wholly-owned, indirect subsidiary of Pacific LifeCorp domiciled in Bermuda, whereby the Company retrocedes statutory reserves for a majority of the underlying Yearly Renewable Term (YRT) treaties on a 100% coinsurance with funds withheld basis to RGBM. During the year ended December 31, 2020, the Company determined that, since inception of the agreement in 2011, reinsurance premiums retroceded by the Company to RGBM had been calculated and retroceded based on gross written premiums received by the Company, rather than earned premiums as defined in the reinsurance agreement. The impact of this correction, net of tax, as of December 31, 2020 was a decrease to unassigned surplus as a prior period adjustment on the statements of capital and surplus - statutory basis of $44 million.

Subsequent to the filing of the Company’s 2021 Annual Statement, the Company determined that the disclosure related to the recorded investment for commercial mortgage loans in the identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement was not properly presented as of December 31, 2021, which resulted in a disclosure overstatement of $300 million.  The recorded investment was correctly disclosed in the Audited Financial Statements - Statutory Basis (see Note 5).  There was no impact to surplus or net income (loss).

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board.  This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its financial statements – statutory basis.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method.  Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar.  All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax.  The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows.  In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired.  The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.  The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss.  The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses.  Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.  The Company generally recognizes interest income on its impaired loans upon receipt.  As of December 31, 2021, commercial mortgage loans with a total recorded investment of $20 million were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded. During the year ended December 31, 2020, a $14 million OTTI loss was recognized on impaired commercial mortgage loans with a total recorded investment of $135 million.  As of December 31, 2019, commercial mortgage loans with a total recorded investment of $45 million were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded.  There was no allowance for credit losses associated with the impaired loans as of December 31, 2021, 2020 and 2019.  The average recorded commercial loan that was considered impaired as of December 31, 2021, 2020 and 2019 was $20 million, $141 million and $46 million, respectively.  The Company had zero, $115 million and zero of impaired commercial loans on nonaccrual status as of December 31, 2021, 2020 and 2019, respectively.  No mortgage loans were derecognized as a result of foreclosure during the years ended December 31, 2021, 2020 and 2019.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments.  Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 30 years.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its fair value through net realized capital gains (losses) less tax. The Company recorded a loss of $22 million related to the disposal of real estate fixed assets from the Home Office and the sale of two real estate investment properties for the year ended December 31, 2021. The Company recorded impairment loss of $6 million on two of the real estate investment properties for the year ended December 31, 2020.  The impairments were the result of two real estate investment properties classified as held-for-sale as of December 31, 2020 where the contracted sale price was lower than the book value.  Fair value was determined based on expected sales proceeds.  The Company held two real estate investment properties classified as held-for-sale with a carrying value of $11 million as of December 31, 2020.  The Company had no real estate investment write-downs during the years ended December 31, 2019.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Other invested assets primarily consist of investments in joint ventures, hedge funds, private equity funds, and real estate joint ventures.  These investments include affiliated companies as well as those where the Company has minor ownership interests.  An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment.  The investment is written down to fair value as the new cost basis and the OTTI is recorded in net realized capital gains (losses) less tax.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements in a manner consistent with the hedged asset or liability (amortized cost or fair value).  Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position.  If the carrying value of the derivative is positive, the amount is recorded in derivatives.  If the carrying value of the derivative is negative, the amount is recorded in other liabilities.  The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets.  The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the Interest Maintenance Reserve (IMR).  Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR.  Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments, and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items.  Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments.  Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus.  The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments.  These capital gains and losses are amortized into net investment income over the remaining life of the investment sold.  The IMR of $205 million and $204 million is included in other liabilities as of December 31, 2021 and 2020, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives.  Interest income for bonds and redeemable preferred stock is recognized on an accrual basis.  Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date.  Amortization and accretion are determined by the effective interest method based on estimated principal repayments.  Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible.  Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.  Investment income from subsidiaries, controlled and affiliated (SCA) entities is described below.  Interest expense on surplus notes is also recorded in net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted.  There was no investment income due and accrued excluded from surplus as of December 31, 2021 and 2020.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

Included in common stocks and other invested assets are the Company’s SCA entities in which the Company, with its affiliates, holds a voting interest of 10% or more.  The Company holds no investments in SCA entities that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  Undistributed earnings and losses from SCA entities are recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Dividends and distributions are recognized in net investment income, with a corresponding reduction to unassigned surplus, when declared to the extent that they are not in excess of the undistributed accumulated earnings of the SCA entity.  The Company did not recognize any impairment write-downs for its investments in SCA entities during the years ended December 31, 2021, 2020 and 2019.

The Company carries its wholly owned State of Arizona domiciled life insurance common stock subsidiary, Pacific Life & Annuity Company (PL&A), based on PL&A’s underlying audited statutory surplus.  PL&A’s carrying value was $530 million and $555 million as of December 31, 2021 and 2020, respectively.  The Company carries its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus.  However, the audited statutory surplus of PAR Vermont and PBRC both include an admitted asset based on approved practices in Vermont.  Under NAIC SAP, these assets are not considered admitted assets.  Based on the nonadmission of these assets, the Company nonadmits the carrying values of PAR Vermont and PBRC for reporting.  The nonadmitted carrying values of PAR Vermont and PBRC were $241 million and $121 million, respectively as of December 31, 2021.  The nonadmitted carrying values of PAR Vermont and PBRC were $175 million and $127 million, respectively, as of December 31, 2020.  During the years ended December 31, 2021, 2020 and 2019, the Company made capital contributions of zero, $350 million and zero, respectively, to PAR Vermont.  During the years ended December 31, 2021, 2020 and 2019, the Company made capital contributions of zero, $90 million and zero, respectively, to PBRC.

The Company had investments in mutual funds managed by affiliates as of December 31, 2021 and 2020.  Investments in affiliated mutual funds are carried at the underlying audited U.S. GAAP equity of the mutual funds which approximates fair value.  Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Investments in affiliated mutual funds are carried at fair value.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies (LLCs) based on the underlying audited U.S. GAAP equity of the investee as determined in accordance with U.S. GAAP, except as otherwise disclosed below.  These investments include affiliated companies as well as those where the Company has minority ownership interests.

Pacific Life Aviation Holdings LLC (PLAH), a direct, wholly owned subsidiary of Pacific Life, owned 75.5% of Aviation Capital Group LLC (ACG) until it was sold in December 2019 (see Note 4).  ACG was engaged in the acquisition and leasing of commercial aircraft.  PLAH is carried at its underlying audited U.S. GAAP equity.  Audits of PLAH were not performed and the carrying value of $7 million for PLAH was nonadmitted as of December 31, 2021 and 2020.  Distributions from PLAH to the Company included in net investment income for the year ended December 31, 2019 were $1,056 million.  See Note 4.

Pacific Asset Holding LLC (PAH) is a wholly owned LLC that invests in commercial real estate properties and ventures and other private equity investments.  PAH is accounted for under SSAP No. 97 8.b.iii, Investments in Subsidiary, Controlled and Affiliated Entities, which requires it to be carried based on its audited U.S. GAAP equity, without any statutory adjustments.  As of December 31, 2021 and 2020, PAH’s carrying value was $1,971 million and $1,768 million, respectively.

Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance LLC subsidiary 99% owned by the Company and 1% owned by PL&A.  PLFA is the investment adviser for the Pacific Select Fund and the Pacific Funds Series Trust. The Pacific Select Fund is the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. The Pacific Funds Series Trust is the investment vehicle for the Company’s mutual fund products and other funds. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2021, 2020 and 2019 were $119 million, $102 million and $101 million, respectively.  Any undistributed net revenue and expense, net of tax, is recorded directly to surplus.  PLFA is carried based on its underlying audited U.S. GAAP equity.  As of December 31, 2021 and 2020, PLFA’s carrying value was $47 million.

The Company carries Pacific Select Distributors, LLC (PSD) a wholly owned non-life insurance LLC broker-dealer subsidiary based on its underlying audited U.S. GAAP equity and adjusted to a statutory basis of accounting.  As of December 31, 2021 and 2020, PSD’s carrying value was $45 million and $48 million, respectively.  PSD primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts to the Company and PL&A, the Company incurred commission expense of  $603 million, $449 million and $452 million during the years ended December 31, 2021, 2020 and 2019, respectively.  A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $86 million, $76 million and $78 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2021, 2020 and 2019, respectively.  PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company also has the following noninsurance SCA investments that are classified as SSAP No. 97, Subsidiary, Affiliated and Controlled Entities (SSAP 97) 8b(iii) entities:

	December 31, 2021				December 31, 2020
				Admitted				Admitted
	Gross		Nonadmitted	Asset	Gross		Nonadmitted	Asset
Description: (3)	Amount		Amount	Amount	Amount		Amount	Amount

	(In Millions)
Pacer Pacific Asset Floating	$24	(2)		$24				—
PSF Hedge Equity Portfolio Class I	16	(2)		16				—
Pacific Funds Ultra Short Income Class I	13	(1)		13	$13	(1)		$13
Pacific Funds Ultra Short Income Class D	13	(1)		13	13	(1)		13
PSF ESG Diversified Growth Class I	13	(2)		13				—
Pacific Funds ESG Core Bond Fund Adv Class	12	(1)		12	13			13
Pacific Funds ESC Core Bond Fund Class I	12	(1)		12	13			13
PSF ESG Diversified Portfolio Class I	11	(2)		11				—
Pacific Funds Small-Cap Value, Advisor	9	(1)		9	7	(1)		7
Pacific Optimization Moderate	1	(1)		1	1	(1)		1
Pacific Optimization Growth	1	(1)		1	1			1
Pacific Global Focused High				—	26	(1)		26
Pacific Global Senior Loan ETF				—	24	(1)		24
Pacific Funds Large-Cap Value, Advisor				—	9	(1)		9
Pacific Services Canada Limited				—	4	(1)	$4	—
Total	$125		$—	$125	$124		$4	$120

(1)  Includes NAIC Sub-2 filing types.

(2)  Includes NAIC Sub-1 filing types.

(3)  The Company received responses from the NAIC for all required SCA filings and no SCA investment valuations were disallowed or required to be resubmitted.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets.  As of December 31, 2021 and 2020, the cash surrender value was $208 million and $172 million, respectively.  The investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 100% of stocks.

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations based on U.S. GAAP or a negotiated basis intended to reflect market prices.  The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements.  For the years ended December 31, 2021, 2020 and 2019, the Company received $114 million, $103 million and $101 million, respectively, for services provided to, and paid $10 million, $8 million and $6 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses.  As of December 31, 2021 and 2020, the Company reported $1 million and $1 million, respectively, as amounts due from the parent company and the ultimate parent, Pacific LifeCorp and PMHC, and  $105 million and $58 million, respectively, due from other affiliated companies.  As of December 31, 2021 and 2020, the Company reported ($3) million and $3 million, respectively, as amount due to (from) other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In September 2021, the Company entered into a one year agreement with Pacific Life Re International Limited (RIBM), a wholly owned indirect subsidiary of Pacific LifeCorp, to lend up to $100 million at a fixed rate of 0.7%. The amount loaned was $70 million as of December 31, 2021.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $2.9 billion and $2.8 billion as of December 31, 2021 and 2020, respectively.  Related to these contracts, the Company received $197 million, $305 million and $478 million of premiums and annuity considerations and paid $183 million, $174 million and $153 million of current and future policy benefits for the years ended December 31, 2021, 2020 and 2019, respectively.  In addition, included in the liability for deposit-type contracts are contracts with the affiliated assignment company of $3.3 billion and $3.1 billion as of December 31, 2021 and 2020, respectively.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners’ Reserve Valuation Method (CRVM), or other modified reserve methods.  Interest rate assumptions ranged from 2.0% to 6.0%.  Reserves for individual variable annuities are held in accordance with VM-21.  Reserves for individual fixed annuities are maintained using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.  Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid.  An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves.  All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract.  Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.  Interest rates credited ranged primarily from 0.3% to 8.8%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves.  These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

PARTICIPATING POLICIES

For the years ended December 31, 2021, 2020 and 2019, premiums under ordinary insurance, group insurance and group annuity participating policies were $7 million or 0.2%, $8 million or 0.2% and $8 million or 0.2%, respectively, of total ordinary insurance, group insurance and group annuity premiums earned. The Company accounts for its policyholder dividends based upon dividend formulas approved by the Company’s Board of Directors.   During the years ended December 31, 2021, 2020 and 2019, the Company paid dividends in the amount of $8 million each year to policyholders and did not allocate any additional income to such policyholders.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC.  In addition to the Company, included in PMHC’s consolidated return are the following entities:  Pacific LifeCorp, PL&A,  PAR Vermont, PBRC, PLFA, and RGBM.

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts, as well as other single separate accounts.  The Company’s separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded at fair value at an amount equal to the separate account asset.  The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets.  Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

The Company has separate accounts with guarantees comprised of the group annuities business where the general account guarantees annuity payments if the separate accounts is unable to do so.  Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required.  The Company contractually guarantees either a minimum return or account value on these separate account products, for which liabilities have been recorded in aggregate reserves.

Separate account assets are primarily invested in mutual funds, but are also invested in bonds, mortgage loans, and hedge funds.

The variable annuities, variable universal life, and group annuities are classified as separate account products under statutory accounting principles.  Variable annuities and variable universal life products are also classified as separate account products under U.S. GAAP, however, group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital requirements.

2.        COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting.  U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.        CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997.  The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change.

Assets of the Company have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies.  The Company is not required to support the payment of dividends on these policies from its general funds.  The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block.

4.        DISCONTINUED OPERATIONS

In September 2019, the Company announced that it signed a definitive agreement to sell its remaining ownership in ACG, a majority owned subsidiary of PLAH, to TC Skyward Aviation U.S. Inc (TCSA), a Delaware corporation and direct subsidiary of Tokyo Century Corporation, a Japanese corporation and PLAH was classified as held for sale. PLAH’s carrying amount immediately prior to classification as held for sale in September 2019 was $2.0 billion.

The ACG sale transaction closed on December 5, 2019. Upon the closing of the transaction, the Company received cash proceeds of $2.9 billion.  This included a distribution of $802 million of cash and taxes payable from PLAH to the Company as required under the tax sharing agreement.

Prior to the sale, the Company recorded its investment in PLAH based on the equity method with changes in PLAH’s undistributed earnings recorded as an adjustment to change in net unrealized capital gains (losses) less tax, on the statements of capital and surplus - statutory basis.  Upon completion of the sale and cash distribution from PLAH, the Company recorded a gain of $1,056 million, net of tax, in net investment income on the statements of operations - statutory basis, which includes a gain of $49 million on the sale, $766 million for the reclassification from change in net unrealized gains for the undistributed earnings and $241 million for the PLAH earnings for the year ended December 31, 2019.  In addition, there was a reversal of a previously nonadmitted intercompany tax receivable due to the Company from PLAH of $78 million as this receivable was settled with the proceeds from sale which was recorded in surplus as a change in nonadmitted assets.

5.        INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains (losses) of bonds, short-term investments and cash equivalents are shown below.  Short-term investments and cash equivalents as of December 31, 2021 and 2020 were $0.4 billion and $0.9 billion, respectively.  See Note 6 for information on the Company’s fair value measurements.

	Book/Adjusted		Net
	Carrying Value	Fair Value	Unrealized Gains (Losses)
	(In Millions)
December 31, 2021:
U.S. Government	$1,585	$1,714	$129
All other governments	659	706	47
U.S. states, territories and possessions	86	92	6
U.S. political subdivisions of states, territories and possessions	164	188	24
U.S. special revenue and special assessment obligations	1,374	1,518	144
Industrial and miscellaneous	52,454	57,013	4,559
Bank loans	1,540	1,539	(1)
Hybrid securities	30	30	—
LBASS:
Residential mortgage-backed securities (RMBS)	1,923	1,970	47
Commercial mortgage-backed securities (CMBS)	2,452	2,482	30
Other	5,474	5,603	129
Total	$67,741	$72,855	$5,114

	Book/Adjusted		Net
	Carrying Value	Fair Value	Unrealized Gains (Losses)
	(In Millions)
December 31, 2020:
U.S. Government	$669	$854	$185
All other governments	569	649	80
U.S. states, territories and possessions	96	104	8
U.S. political subdivisions of states, territories and possessions	167	195	28
U.S. special revenue and special assessment obligations	1,249	1,417	168
Industrial and miscellaneous	47,566	54,286	6,720
Bank loans	730	723	(7)
Hybrid securities	11	11	—
LBASS:
RMBS	2,945	3,032	87
CMBS	2,197	2,232	35
Other	3,640	3,840	200
Total	$59,839	$67,343	$7,504

The book/adjusted carrying value and fair value of bonds, short-term investments and cash equivalents as of December 31, 2021, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$1,616	$1,640
Due after one year through five years	15,641	16,468
Due after five years through ten years	20,678	21,975
Due after ten years	19,957	22,717
	57,892	62,800
LBASS	9,849	10,055
Total	$67,741	$72,855

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Millions)
December 31, 2021:
U.S. Government	$955	$6			$955	$6
All other governments	112	5	$5	$1	117	6
U.S. special revenue and special assessment obligations	132	2	38	1	170	3
Industrial and miscellaneous	6,455	143	592	32	7,047	175
Bank loans	438	3	157	8	595	11
Hybrid securities			5	1	5	1
LBASS:
RMBS	883	16	193	5	1,076	21
CMBS	682	14	511	38	1,193	52
Other	2,318	26	171	5	2,489	31
Total	$11,975	$215	$1,672	$91	$13,647	$306

December 31, 2020:
U.S. special revenue and special assessment obligations			$12	$2	$12	$2
Industrial and miscellaneous	$980	$38	306	23	1,286	61
Bank loans	335	7	79	3	414	10
Hybrid securities			4	2	4	2
LBASS:
RMBS	553	4	66	4	619	8
CMBS	779	66	91	9	870	75
Other	405	7	113	10	518	17
Total	$3,052	$122	$671	$53	$3,723	$175

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary.  The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Bonds:
Industrial and miscellaneous	$36	$80	$15
Bank loans			6
LBASS	34	7	7
Mortgage loans		14
Real estate		6
Other invested assets	11	10	6
Total OTTI	$81	$117	$34

The following table presents LBASS, within the scope of SSAP No. 43R, Loan-backed and Structured Securities, with a recognized OTTI during the year ended December 31, 2021, classified on the basis of either, a) intent to sell, or b) inability or lack of intent to retain investment in the security for a period of time sufficient to recover the amortized cost basis.

	Amortized Cost	OTTI Recognized in Loss
	Before OTTI	Interest	Non-Interest	Fair Value
	(In Millions)
Year Ended December 31, 2021:
Intent to sell	$21	$8		$13
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis
Total	$21	$8	$—	$13

The following table presents all LBASS with an OTTI recognized during the year ended December 31, 2021, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

Cusip	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Fair Value at time of OTTI	Date of Financial Statement When Reported
			(In Millions)
23312RAJ4	$31	$5	$26	$5	$5	12/31/2021
Total			$26

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest.  The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2021			December 31, 2020
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
		(In Millions)			(In Millions)
U.S. special revenue and special assessment obligations	2	$13	$13	2	$14	$12
Industrial and miscellaneous	1	28	29	2	34	37
Bank loans	1	15	14	1	15	16
LBASS	3	6	8	4	74	75
Total	7	$62	$64	9	$137	$140

Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.4 billion, $28 million, and $11 million, respectively, for the year ended December 31, 2021.  Proceeds, gross gains, and gross losses recognized on sales of bonds were $1.7 billion, $56 million, and $14 million, respectively, for the year ended December 31, 2020.  Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.7 billion, $83 million, and $16 million, respectively, for the year ended December 31, 2019.

Bonds with a book/adjusted carrying value of $6 million as of December 31, 2021 and 2020, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The Company received prepayment penalties and acceleration of fees of $117 million, $70 million and $49 million from 249, 173 and 106 securities for the years ended December 31, 2021, 2020 and 2019, respectively.

SECURITIES LENDING

The Company participates in a securities lending program whereby securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires a minimum initial collateral, usually in the form of cash, equal to 102% of the fair value of the securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2021 and 2020 was $3.0 billion and $2.3 billion, respectively, with fair value of $3.2 billion and $2.6 billion, respectively.  Under these agreements, the Company recorded cash collateral received of $3.3 billion and $2.7 billion as of December 31, 2021 and 2020, respectively, and established a corresponding liability for the same amount, which is included in other liabilities.  This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2021.  As of December 31, 2021 and 2020, there were no separate accounts securities lending arrangements.  The Company may occasionally borrow amounts from the cash collateral for short-term liquidity for general corporate purposes.  As of December 31, 2021 and 2020, borrowings from the securities lending cash collateral was zero.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows (In Millions):

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Overnight and continuous
30 days or less	$727	$727	$2,231	$2,231
31-60 days	2,050	2,050	200	200
61 to 90 days	550	550	250	250
Total collateral reinvested	$3,327	$3,327	$2,681	$2,681

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in highly liquid assets with a minimum 20% of invested cash collateral assets maturing within 30 days and the remaining invested cash collateral maturing within 95 days. Effective May 2021, the maximum maturity for reverse repurchase agreements has been amended to 90 days.

SECURED BORROWING

The Company entered into a short-term reverse repurchase agreement and also invests cash collateral received into tri-party reverse repurchase agreements as part of its securities lending program.  The Company requires that all reverse repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%.  For the securities lending program, reverse repurchase agreements had a maximum maturity of 95 days and are indemnified by the Company’s securities lending agent against counterparty default. Effective May 2021, the maximum maturity for reverse repurchase agreements has been amended to 90 days. When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts and monitoring fair values daily.

The fair value of securities acquired under repo secured borrowing that were nonadmitted was zero as of December 31, 2021 and 2020.

The following tables present the maximum amount during the year ended and ending balance as of December 31, 2021 and 2020 of the allocation of reverse repurchase agreements by remaining contractual maturity (In Millions):

December 31, 2021	Maximum Amount	Ending Balance	Amortized Cost	Fair Value
30 days or less	$1,125	$575	$575	$575
31-90 days	2,900	2,600	2,600	2,600
>90 days	250

December 31, 2020	Maximum Amount	Ending Balance	Amortized Cost	Fair Value
30 days or less	$1,450	$900	$900	$900
31-90 days	1,855	450	450	450
>90 days	450	200	200	200

The following table presents, by NAIC designation, the fair value of bonds acquired by the Company under repo-secured borrowings as of December 31, 2021 and 2020 (In Millions):

	December 31,
	2021	2020
NAIC 1	$1,039	$924
NAIC 2	946	695
NAIC 3	983
NAIC 4	383
Total	$3,351	$1,619

The maximum fair value of the bonds acquired was $5.9 billion and $3.9 billion as of December 31, 2021 and 2020, respectively.

The maximum amount provided during the year ended and ending balance as of December 31, 2021 and 2020 of the cash collateral provided and recognized receivable for the return of collateral for secured borrowing is as follows (In Millions):

	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	December 31, 2021		December 31, 2020
Cash	$3,725	$3,175	$3,620	$1,550

The maximum amount provided during the year ended and ending balance as of December 31, 2021 and 2020 of the recognized liability to return collateral for secured borrowing is as follows (In Millions):

	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	December 31, 2021		December 31, 2020
Repo securities sold/acquired with cash collateral	$3,725	$3,175	$3,620	$1,550

In 2015, the Company entered into a participation agreement with an unrelated third party (Transferee) that qualified as a secured borrowing transaction. The Company transferred an approximate 10% interest in two commercial mortgage loan receivables (the Loans) to the Transferee and maintained an ownership interest in the Loans. In 2021, the participation agreement was terminated.  As of December 31, 2020, the Company’s reported book value in the Loans was $377 million, and the secured borrowing balance, including accrued interest, was $49 million (Note 9).

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate book/adjusted carrying value of working capital finance investments (WCFI) by designation as of December 31, 2021 and 2020.

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2021:		(In Millions)
WCFI Designation 1	$310		$310
WCFI Designation 2	134		134
Total	$444	—	$444

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2020:		(In Millions)
WCFI Designation 1	$340		$340
WCFI Designation 2	38		38
Total	$378	—	$378

The table below presents the aggregate maturity distribution on the underlying working capital finance programs.

	Book/Adjusted Carrying Value
	December 31,
	2021	2020
	(In Millions)
Up to 180 days	$422	$378
181 to 365 days	22
Total	$444	$378

DEBT RESTRUCTURING

As of December 31, 2021 and 2020, the Company had investments in restructured bonds and mortgage loans of $40 million and $20 million, respectively.  The realized capital losses related to these bonds and mortgage loans were $31 million, zero and zero for the years ended December 31, 2021, 2020 and 2019, respectively.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2021:
Farm	4.45%	3.10%
Construction and land development	4.25%	4.07%
Commercial	4.39%	2.35%

Year Ended December 31, 2020:
Farm	4.95%	3.10%
Construction and land development	5.02%	4.49%
Multi-family residential	2.70%	2.70%
Commercial	5.00%	2.85%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 100%.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2021:	(In Millions)
Current	$930	$239	$14,644	$107	$15,920
30-59 days past due	2				2
60-89 days past due	1				1
90+ days past due					—
Total	$933	$239	$14,644	$107	$15,923

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1) (2)			$1,080	$107	$1,187

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2020:	(In Millions)
Current	$753	$281	$13,918	$107	$15,059
30-59 days past due					—
60-89 days past due	1				1
90+ days past due					—
Total	$754	$281	$13,918	$107	$15,060

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)			$1,502	$107	$1,609

(1) Excluded from the Commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A.  The total amounts were $2,823 million and $2,752 million as of December 31, 2021 and 2020, respectively.

(2) Amounts were updated subsequent to the issuance of the Annual Statement.

The Company’s mortgage loans finance various types of properties primarily throughout the U.S., Canada and the United Kingdom (UK).  The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,
	2021	2020
	(In Millions)
California	$3,292	$2,998
Washington	1,363	1,360
Texas	1,343	1,525
Illinois	1,252	1,175
New York	907	915
Massachusetts	813	755
New Jersey	723	719
Virginia	708	475
Florida	704	589
Arizona	613	624
All other	4,205	3,924
Total	$15,923	$15,059

As of December 31, 2021 and 2020, the largest carrying amount of one single commercial loan in California, the state with the highest geographical distribution, was $404 million or 3% and $302 million or 2% of the mortgage loan carrying value, respectively.  This loan was secured by apartment buildings.

As of December 31, 2021, the largest total carrying value of multiple commercial loans with a single sponsor was $564 million and 4% of the mortgage loan carrying value.  As of December 31, 2021, these loans were located in Arizona and California and were secured by retail.  As of December 31, 2020, the largest total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $614 million and 4% of the mortgage loan carrying value.  As of December 31, 2020, these loans were located in Washington, District of Columbia, Illinois, North Carolina, Georgia, Texas, Arizona, and California and were secured by apartment, lodging, and golf properties.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2021 and 2020.

For the years ended December 31, 2021, 2020 and 2019, the Company recognized in net investment income prepayment income of $30 million, $41 million and $32 million, respectively, from early pay off mortgage loans.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in the No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  There may be disputes between the borrower and contractors.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  This includes troubled debt restructures (TDR) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief.  There may be disputes between the borrower and contractors.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for TDR, impairment and loss is increased.  This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances. These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement. On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are TDR consistent with the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The Consolidated Appropriations Act, signed into law on December 27, 2020 extended the relief offered in the CARES Act through January 1, 2022 and clarified that insurance companies are covered under the CARES Act. The Company’s loan modifications will fall within the guidance of either the April 7, 2020 Interagency Statement or the CARES Act, both as adopted by the NAIC under INT 20-03, and do not qualify as TDRs. As of December 31, 2021, the Company has provided modification in the form of principal and/or interest payment relief and extension of maturity dates to mortgage loans with a total book value of $916 million.  These loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2021 and 2020 ($ In Millions):

	December 31, 2021
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$933	2.25							$933	2.25
Apartment	2,707	1.86							2,707	1.86
Golf course	52	2.40	$22	0.90			$18	0.82	92	1.73
Industrial	751	2.37							751	2.37
Lodging	799	2.30	87	0.47	$466	0.21			1,352	1.46
Mobile home park	179	3.62							179	3.62
Office	3,512	2.09			47	2.76	20	0.75	3,579	2.09
Residential	43	2.49							43	2.49
Retail	1,839	1.87	225	1.32			514	0.72	2,578	1.59
Construction	3,299		250		160				3,709
Total	$14,114	2.07	$584	1.07	$673	0.45	$552	0.72	$15,923	1.92

	December 31, 2020
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$754	2.25							$754	2.25
Apartment	1,728	1.59	$253	1.18					1,981	1.54
Golf course	38	1.11	21	0.74	$32	0.85	$20	0.69	111	0.89
Industrial	344	2.73							344	2.73
Lodging	211	1.36	662	0.25	371	(0.24)	337	(1.25)	1,581	(0.04)
Mobile home park	180	3.39							180	3.39
Office	3,532	1.94	617	2.18			20	0.62	4,169	1.97
Residential	84	2.37							84	2.37
Retail	489	1.59	1,911	1.77			185	1.91	2,585	1.74
Construction	2,072		954		245				3,271
Total mortgage loans	$9,432	1.92	$4,418	1.50	$648	(0.15)	$562	(0.08)	$15,060	1.63

JOINT VENTURES, PARTNERSHIPS AND LLCs

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  For impaired investments in joint ventures, partnerships and limited liability companies, the Company recorded write downs of $11 million, $10 million and $6 million on 6, 5 and 7 investments during the years ended December 31, 2021, 2020 and 2019, respectively, based upon lower estimated future cash flows.

6.     FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2021 and 2020:

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2021:	(In Millions)
Assets:
Bonds:
Issuer obligations		$24			$24
LBASS			$103		103
Total bonds	—	24	103	—	127

Preferred stocks:
Industrial and miscellaneous		1	1		2
Total preferred stocks	—	1	1	—	2

Common stocks:
Industrial and miscellaneous	$16		22		38
Affiliates (1)	127				127
Total common stocks	143	—	22	—	165

Derivatives:
Foreign currency and interest rate swaps		208			208
Equity derivatives	82		1,916		1,998
Total derivatives	82	208	1,916	—	2,206

Separate account assets (2)	67,331	1		$644	67,976
Total	$67,556	$234	$2,042	$644	$70,476

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$213			$213
Equity derivatives			$10		10
Total	—	$213	$10	—	$223

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2020:	(In Millions)
Assets:
Bonds:
Issuer obligations		$2			$2
LBASS			$1		1
Total bonds	—	2	1	—	3

Common stocks:
Industrial and miscellaneous			7		7
Affiliates (1)	$120				120
Total common stocks	120	—	7	—	127

Derivatives:
Foreign currency and interest rate swaps		224			224
Equity derivatives	116		1,266		1,382
Total derivatives	116	224	1,266	—	1,606

Separate account assets (2)	61,335			$488	61,823
Total	$61,571	$226	$1,274	$488	$63,559

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$166			$166
Equity derivatives			$2		2
Total	—	$166	$2	—	$168

(1)  Consists of mutual funds managed by affiliated entities.

(2)  Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS AND COMMON STOCKS

The fair values of bonds, preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.  The Company accounts for certain derivatives that are designated as cash flow hedges in the same manner as the hedged liability, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

The fair value of assets in the Separate Accounts in Level 2 consist of bonds based on the valuation methods described above in Bonds, Preferred Stocks and Common Stocks. The fair value of assets in the Separate Accounts in Level 3 consist of bonds based on valuation methods described in Bonds, Preferred Stocks and Common Stocks and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset value obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually and annually. The remaining lockup period ranges from zero to 32 months as of December 31, 2021.  There are no unfunded commitments of investments measured using the NAV practical expedient  as of December 31, 2021.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2021	of Level 3 (1) (2)	of Level 3 (2)	Net Income	Surplus	Purchases	Sales	Settlements	2021
	(In Millions)
Bonds	$1	$31		$1	($2)	$72			$103
Preferred stocks						1			1
Common stocks	7					16	($1)		22
Derivatives, net	1,264			1,518	(53)	1,022		($1,845)	1,906
Total	$1,272	$31	$—	$1,519	($55)	$1,111	($1)	($1,845)	$2,032

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2020	of Level 3 (1) (2)	of Level 3 (2) (3)	Net Loss	Surplus	Purchases	Sales	Settlements	2020
	(In Millions)
Bonds	$11	$1	($10)					($1)	$1
Common stocks	5			$1		$19	($18)		7
Derivatives, net	826			883	$193	211		(849)	1,264
Total	$842	$1	($10)	$884	$193	$230	($18)	($850)	$1,272

(1) Transferred into Level 3 due to carrying value adjustments down to fair value.

(2) Transfers in and/or out are recognized at the end of each quarter.

(3) Transferred out of Level 3 due to NAIC designation upgrade.

The book/adjusted carrying values and fair values of the Company’s financial instruments are presented in the following table:

	December 31, 2021
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$72,460	$67,346		$67,642	$4,818
Preferred stocks	2	2		1	1
Common stocks (1)	165	165	$143		22
Mortgage loans	16,605	15,923			16,605
Cash, cash equivalents and short-term investments	993	993	813	30	150
Contract loans	7,489	7,489			7,489
Derivatives, net	1,983	1,983	82	(5)	1,906
Securities lending reinvested collateral assets (2)	3,327	3,327		3,327
Other invested assets (1)	776	743		714	62
Separate account assets	70,462	70,442	67,331	2,254	230	$647
Liabilities:
Liability for deposit-type contracts (3)	11,705	11,108		6,919	4,786
Separate account liability for deposit-type contracts	6	6			6

	December 31, 2020
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$66,401	$58,897		$63,086	$3,315
Preferred stocks	9	8		9
Common stocks (1)	127	127	$120		7
Mortgage loans	15,464	15,060			15,464
Cash, cash equivalents and short-term investments	2,000	2,000	1,792	200	8
Contract loans	7,690	7,690			7,690
Derivatives, net	1,437	1,437	115	58	1,264
Securities lending reinvested collateral assets (2)	2,681	2,681		2,681
Other invested assets (1)	578	547		568	10
Separate account assets	63,344	63,283	61,335	1,338	183	$488
Liabilities:
Liability for deposit-type contracts (3)	7,038	6,173		2,198	4,840
Borrowed money	49	49			49
Separate account liability for deposit-type contracts	4	4			4

(1) Excludes investments accounted for under the equity method.

(2) Excludes payable for securities lending as it equals the securities lending reinvested collateral.

(3) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2021 and 2020:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their book/adjusted carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse purchase agreements have fair values that approximate their book/adjusted carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers and WCFIs that are NAIC rated 1 or 2. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, and discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk.  The fair value of the liability for deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying values.

BORROWED MONEY

The secured borrowing fair value is determined by discounting estimated future cash flows, using current rates that are applicable to similar quality, collateral type and maturity.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

7.                      DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general  account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits.

The following table summarizes the notional amount, net carrying value, and fair value of the Company’s derivative instruments by derivative type.  Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
	(In Millions)
December 31, 2021:
Equity call options	$22,355	$1,908	$1,908
Foreign currency swaps	4,325	65	65
Interest rate swaps	6,256	(70)	(70)
Equity total return swaps	155	(3)	(3)
Equity futures	2,731	82	82
Equity put options	732	1	1
Total	$36,554	$1,983	$1,983

December 31, 2020:
Equity call options	$17,222	$1,265	$1,265
Foreign currency swaps	2,015	(37)	(37)
Interest rate swaps	2,432	95	95
Equity total return swaps	140	(1)	(1)
Equity futures	2,736	115	115
Total	$24,545	$1,437	$1,437

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

Cash collateral received from OTC counterparties was $846 million and $950 million as of December 31, 2021 and 2020, respectively.  Cash collateral pledged to OTC counterparties was $290 million and $37 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company had also accepted collateral, consisting of various securities, with a fair value of $327 million and $12 million, respectively, which are held in separate custodial accounts.  As of December 31, 2021 and 2020, none of this collateral had been repledged.

The Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company pledged cash and assets to satisfy this collateral requirement.  Cash pledged for initial margin was $82 million and $115 million as of December 31, 2021 and 2020, respectively.  Assets pledged to satisfy this requirement for initial margin had a fair value of $138 million and $78 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company provided collateral in the form of various securities with a carrying value of $126 million and $65 million, respectively, which are included in bonds.  The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products  with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.  These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

For the years ended December 31, 2021, 2020 and 2019, $554 million, $432 million and $326 million, respectively, of option premium expense recorded in net investment income for the one-year equity call options hedging life indexed account insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2021, 2020 and 2019, the Company recorded $15 million, $1 million and zero, respectively, in unrealized capital gain resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to  U.S. dollar fixed liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies. The main currencies swapped that the Company has designated as cash flow hedges are the British pound and the Swiss franc.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 39 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps, exchange-traded futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity call options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.  These equity call option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities. The main currencies that the Company economically hedges are the euro, British pound, and Canadian dollar.

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value Years Ended December 31,		Ending Fair Value as of December 31,
	2021	2020	2021		2020
			Asset	Liability	Asset	Liability
	(In Millions)
Equity call options	$423	$259	$478		$486
Equity total return swaps	1	16		$3		$1
Equity futures	72	233	82		115
Foreign currency swaps	(8)	175	86	52	57	94
Interest rate swaps	(86)	118	89	159	167	72
Equity put options	5	23	1
Total	$407	$824	$736	$214	$825	$167

The following table summarizes the net gains or (losses) recorded in realized and unrealized capital gains and losses for derivatives not designated as hedging instruments.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Equity total return swaps	($2)	$22	($65)
Equity futures	(401)	(1,080)	(13)
Foreign currency swaps	94	(107)	(7)
Interest rate swaps	(165)	78	19
Equity call options	733	422	308
Equity put options	(1)	39	(23)
Total	$258	($626)	$219

For the years ended December 31, 2021, 2020 and 2019, net losses from periodic net settlements and amortization recorded in net investment income were $176 million, $35 million and $330 million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums (In Millions):

Years Ending December 31:	Premium Payments Due
2022	$613	(1)
2023	77
2024	18
2025	34
2026 and thereafter	49
Total undiscounted future settled premium commitments	$791

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

Years Ending December 31:	Undiscounted Future Premium Commitments	Equity Call Option Fair Value		Equity Call Option Fair Value Excluding Impact of Discounted Future Settled Premiums
2021	$791	$1,480		$1,480
2020	621	784	(1)	$1,115

(1) The equity call option fair value excludes accrued premium liability of $290 million as of December 31, 2020.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives.  The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent  rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2021 and 2020, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2021 was $2 million.  The maximum exposure to any single counterparty was $2 million as of December 31, 2021.  All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2021, 2020 and 2019.  The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

8.                      INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Gross deferred tax assets	$1,106		$1,106	$964		$964
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	1,106		1,106	964		964
Deferred tax assets nonadmitted	124		124	146		146
Net admitted deferred tax asset	982		982	818		818
Deferred tax liabilities	229	$291	520	252	$155	407
Net admitted deferred tax asset (net deferred tax liability)	$753	($291)	$462	$566	($155)	$411

				Change during 2021
				Ordinary	Capital	Total
				(In Millions)
Gross deferred tax assets				$142		$142
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets				142		142
Deferred tax assets nonadmitted				(22)		(22)
Net admitted deferred tax asset				164		164
Deferred tax liabilities				(23)	$136	113
Net admitted deferred tax asset (net deferred tax liability)				$187	($136)	$51

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	462		462	411		411
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	462		462	411		411
Adjusted gross deferred tax assets allowed per limitation threshold			1,633			1,635
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	229	$291	520	252	$155	407
Deferred tax assets admitted as the result of application of SSAP No. 101	$691	$291	$982	$663	$155	$818

				Change during 2021
				Ordinary	Capital	Total
				(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks				$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation				51		51
Adjusted gross deferred tax assets expected to be realized following the balance sheet date				51		51
Adjusted gross deferred tax assets allowed per limitation threshold						(2)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities				(23)	$136	113
Deferred tax assets admitted as the result of application of SSAP No. 101				$28	$136	$164

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Millions):

	December 31,
	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,172%	1,256%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$10,886	$10,898

The impacts of tax planning strategies as of December 31, 2021 and 2020 are as follows ($ In Millions):

	December 31, 2021
	Ordinary	Capital
Adjusted gross deferred tax assets	$1,106	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$982	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

	December 31, 2020
	Ordinary	Capital
Adjusted gross deferred tax assets	$964	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$818	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance as of December 31, 2021 and 2020.

The Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(In Millions)
Federal income tax expense (benefit)	$210	($197)	($50)	$407	($147)
Federal income taxes on net capital gains (loss)	(7)	14	100	(21)	(86)
Other		(12)		12	(12)
Federal income tax expense (benefit)	$203	($195)	$50	$398	($245)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows. There were no capital deferred tax assets as of December 31, 2021 and 2020.

	December 31,
Deferred tax assets:	2021	2020	Change
Ordinary:	(In Millions)
Policyholder reserves	$598	$486	$112
Deferred acquisition costs	428	403	25
Compensation and benefits accrual	66	61	5
Policyholder dividend accruals	2	2	—
Other	12	12	—
Total	1,106	964	142
Statutory valuation allowance adjustment
Nonadmitted	124	146	(22)
Admitted deferred tax assets	982	818	164

Deferred tax liabilities:
Ordinary:
Investments	144	138	6
Fixed assets	78	106	(28)
Other	7	8	(1)
Total deferred tax liabilities	229	252	(23)

Capital:
Investments	291	155	136
Total	291	155	136

Deferred tax liabilities	520	407	113

Net admitted deferred tax assets	$462	$411	$51

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2021	2020	Change
	(In Millions)
Total deferred tax assets	$1,106	$964	$142
Total deferred tax liabilities	520	407	113
Net deferred tax asset	$586	$557	29
Tax effect of unrealized activities			59
Change in net operating deferred income tax			$88

The CARES Act, enacted on March 27, 2020, contains certain income tax related provisions. One of the key provisions allows companies with net operating losses (NOL) originating in 2018, 2019 or 2020 to carry back those losses to the five preceding tax years and recover cash taxes paid in those years. The Company recorded a Federal income tax benefit for the expected carryback of 2020 NOL to the five preceding tax years from 2015 to 2019, some of which were at a higher statutory tax rate than the current year.  The benefit was reflected in Federal income tax expense (benefit) in 2020, with additional adjustment in 2021 based on 2020 tax return as filed.

Federal income tax expense (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes.  The significant items causing these differences are as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Provision computed at statutory rate	$225	($51)	$377
Tax impact from derivative gains (losses)	(43)	54	34
Tax impact from surplus activities		61	10
Tax impact from affiliates	41	(53)	(245)
Tax credits	(21)	(14)	(38)
Dividend received deduction	(33)	(30)	(30)
Taxes allocated under tax sharing agreement	(24)	(29)	(10)
Benefit of NOL carryback under CARES Act	(18)	(72)
Other	(12)	7	(1)
Total statutory income tax	$115	($127)	$97

Federal income tax expense (benefit)	$203	($195)	$50
Change in net deferred income taxes	(88)	68	47
Total statutory income tax	$115	($127)	$97

The Company had no low income housing and solar energy credit carryforwards as of December 31, 2021 and 2020.  The Company had no investment tax credits.  The Company had no Alternative Minimum Tax  credit carryforward. The Company had no adjustments of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) for enacted changes in tax laws or a change in tax status.  The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.  The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Millions).

	Ordinary	Capital
2021 estimated
2020		$27
2019		42

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2021.

The Company’s policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes.  During the years ended December 31, 2021, 2020 and 2019, the Company paid an immaterial amount of interest and penalties to state tax authorities.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2018. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

9.                        BORROWED MONEY

The Company maintains a $700 million commercial paper program.  There was no commercial paper debt outstanding as of December 31, 2021 and 2020.  In addition, the Company had a bank revolving credit facility of $400 million maturing in June 2023 that served as a back-up line of credit to the commercial paper program. In June 2021, this facility and a $600 million revolving credit facility at Pacific LifeCorp were unified and extended into a new $1.0 billion senior revolving credit facility available to both borrowers up to the full commitment amount (the Company and Pacific LifeCorp) with a maturity date of June 2026. The new facility serves as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of  December 31, 2021 and 2020. The revolving credit facility has certain debt covenants and the Company was in compliance with those debt covenants as of December 31, 2021. The Company maintains a reverse repurchase line of credit with various financial institutions. There was no debt outstanding in connection with these lines of credit as of December 31, 2021 and 2020.

The Company had an outstanding liability for borrowed money in the amount of $49 million as of December 31, 2020, due to an unrelated third party.  The lender’s collateral for the amount borrowed was a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate properties.  In 2021, the participation agreement was terminated.

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka.  The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements, debt covenant restrictions and insurance laws and regulations. The Company’s estimated maximum borrowing capacity (after taking into account required collateralization levels) was $1.5 billion and $1.7 billion as of December 31, 2021 and 2020, respectively.  However, asset eligibility determination is subject to the FHLB’s discretion and to the availability of qualifying assets at the Company.  Interest is at variable or fixed rates.

Through its membership, the Company has issued funding agreements to the FHLB in exchange for cash advances. The Company uses these funds in an investment spread strategy, consistent with its other investment spread business. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s general strategy to utilize funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money.  The funding agreement reserves established were $489 million and $102 million as of December 31, 2021 and 2020, respectively.  The funding agreement liabilities are included in liability for deposit-type contracts.  There was no debt outstanding with the FHLB as of December 31, 2021 and 2020.

The collateral pledged to the FHLB is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	December 31, 2021			December 31, 2020
General Accounts:	(In Millions)
Total collateral pledged	$1,100	$1,081	$489	$705	$637	$102
Maximum collateral pledged	1,108	1,087	489	926	915	508

The maximum borrowing from FHLB during the year ended December 31, 2021 is as follows (In Millions):

General Account
Debt	$—
Funding agreements	489
Total	$489

The Company’s current borrowings from FHLB are not subject to prepayment penalties.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.  As of December 31, 2021 and 2020, the Company holds $22 million and $7 million, respectively, of FHLB of Topeka stock, which is recorded in common stocks.

10.                  CAPITAL AND SURPLUS

The Company has 600,000 shares of common stock authorized, issued and outstanding with a par value of $50.00 per share. There is only one class of shares.

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2021 statutory results, the Company could pay up to $769 million in dividends in 2022 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement.  Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders.   There are no other restrictions on unassigned surplus.

During the year ended December 31, 2021, Pacific Life paid an ordinary dividend in the form of cash and bonds to Pacific LifeCorp of $450 million.  During the years ended December 31, 2020 and 2019, Pacific Life paid an ordinary cash dividend to Pacific LifeCorp of zero and $650 million, respectively.

During the year ended December 31, 2020, Pacific LifeCorp made a capital contribution to the Company of $650 million that is reported in paid in surplus.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2021 and 2020 was $708 million and $332 million, respectively.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2021	2020
	(In Millions)
1993 Surplus Notes	$134	$134
2009 Surplus Notes	385	385
2013 Surplus Note	407	406
2017 Surplus Notes	749	749
Total surplus notes	$1,675	$1,674

1993 Surplus Notes:

On December 30, 1993, the Company issued Contribution Certificates, also referred to as surplus notes (1993 Surplus Notes) in the principal amount of $150 million for net cash proceeds of approximately $147 million at an interest rate of 7.90% maturing on December 30, 2023.  Interest is payable semiannually on June 30 and December 30.  Total interest and principal paid on a cumulative basis was $330 million and $16 million, respectively, as of December 31, 2021.  Interest paid on the 1993 Surplus Notes amounted to $11 million for the years ended December 31, 2021, 2020 and 2019, and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.  The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the London Interbank Offered Rate (LIBOR).  During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method.  As of December 31, 2021, total unamortized gains were $10 million.  Amortization totaled $5 million, $5 million and $4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The 1993 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Merrill Lynch & Co., Goldman Sachs & Co., and J.P. Morgan Securities, Inc., and are administered by JPMorgan Chase Bank.  The 1993 Surplus Notes may not be redeemed at the option of the Company or any holder of the 1993 Surplus Notes. The 1993 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Each payment of interest on and the repayment of principal of the 1993 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 1993 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $16 million of the 1993 Surplus Notes. A tender offer premium payment of $4 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $3 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2009 Surplus Notes:

On June 15, 2009, the Company issued $1 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039 (2009 Surplus Notes).  Interest is payable semiannually on June 15 and December 15.  Total interest and principal paid on a cumulative basis was and $959 million and $615 million, respectively, as of December 31, 2021.  Interest paid on the 2009 Surplus Notes amounted to $36 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.  The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption.  The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI.  The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. During the year ended December 31, 2011, the interest rate swaps were terminated.  Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method.  As of December 31, 2021, total unamortized gains were $113 million.  Amortization totaled $3 million for each of the years ended December 31, 2021, 2020 and 2019.

The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman Sachs & Co., UBS Investment Bank and Wachovia Securities. U.S. Bank has been appointed as fiscal agent to act as registrar, principal paying agent and transfer agent with respect to the 2009 Surplus Notes.  The 2009 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

On January 22, 2013, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $323 million of the 2009 Surplus Notes. A tender offer premium payment of $155 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $112 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

On February 11, 2016, with the approval of the Director of the NE DOI, the Company repurchased and retired an additional $56 million of principal of its 2009 Surplus Notes. A premium payment of $24 million was recorded in interest expense and reported through net investment income.  Partially offsetting the interest expense was $18 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $236 million of the 2009 Surplus Notes. A tender offer premium payment of $166 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $74 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2013 Surplus Note:

Concurrent with the repurchase of 2009 Surplus Notes on January 22, 2013 discussed above and, with the approval of the Director of the NE DOI, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing on January 25, 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Total interest and principal paid on a cumulative basis was $201 million and $90 million, respectively, as of December 31, 2021.  Interest paid on the 2013 Surplus Note amounted to $21 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company repurchased and retired $90 million of the 2013 Surplus Note.

2017 Surplus Notes:

On October 24, 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing on October 24, 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%.  Interest is payable semiannually on April 24 and October 24 until and including October 24, 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Barclays, Citigroup, Credit Suisse, Wells Fargo Securities, and Goldman Sachs & Co. LLC.  The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 24, 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption.  Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Total interest and principal paid on a cumulative basis was and $129 million and zero, respectively, as of December 31, 2021.  Interest paid on the 2017 Surplus Notes amounted to $32 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.

11.                  REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks and provide additional capacity for growth.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements.  The amounts included in revenue adjustments on reinsurance ceded primarily represents ceded current and future policy benefits, net investment income and net realized capital gains (losses) less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2021, 2020 and 2019, premiums assumed were $2.5 billion, $0.9 billion and $0.9 billion, and premiums ceded were $1.8 billion, $1.2 billion and $1.4 billion, respectively.  As of December 31, 2021 and 2020, reserve credits recorded on ceded reinsurance were $4.2 billion and $3.6 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $356 million and $296 million as of December 31, 2021 and 2020, respectively.  Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $355 million and $222 million as of December 31, 2021 and 2020, respectively.

The Company has assumed and ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer.  The Company recorded an immaterial impairment, and the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s financial statements  - statutory basis as of December 31, 2021.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group’s reinsurance company.  Premiums ceded to this producer group amounted to $371 million, $274 million and $273 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Direct premiums written or produced by this producer group amounted to $146 million, $90 million and $76 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $2.5 billion and $2.2 billion as of December 31, 2021 and 2020, respectively.  The amount of new reinsurance credits taken for an existing agreement amended during the year ended December 31, 2021, which included policies or contracts that were in force or which had existing reserves established by the Company, was $70 million as of December 31, 2021.

CEDED AFFILIATED REINSURANCE

The Company cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party excess of loss reinsurance agreement or note facilities. As of December 31, 2021, Pacific Life’s total statutory reserve credit was $3,131 million, of which $1,737 million was supported by third party excess of loss reinsurance agreement and note facilities, as described below.  As of December 31, 2020, the Company’s total statutory reserve credit was $2,828 million, of which $1,480 million was supported by third party excess of loss reinsurance agreement and note facilities, as described below.

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska.  The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

Effective December 1, 2019, PAR Vermont entered into a 25-year excess of loss reinsurance agreement (XOL Agreement) with an unrelated third party for a maximum commitment amount of $1.5 billion with an expiration date of December 1, 2044 which replaced the previously held letter of credit (LOC) Facility. The XOL Agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont. The XOL Asset Value calculated in accordance with the XOL Agreement was approved as, and was included as, an admitted asset by the Vermont Department as of December 31, 2021.  The XOL asset value in the amount of $719 million ($719 million admitted) and $627 million ($627 million admitted) was recorded by PAR Vermont as of December 31, 2021 and 2020, respectively, (Note 1).

Reserves in excess of the economic reserves are supported at PBRC by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to the Pacific LifeCorp or any of its affiliates, other than PBRC. Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a promissory note in return with a maturity date of December 2041. The promissory note is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension. The promissory note has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2021 and 2020, the promissory note amounted to $647 million and $525 million, respectively, and was held in a trust with the Company as beneficiary.  PBRC admitted $647 million and $525 million as an asset in its statutory financial statements as of December 31, 2021 and 2020, respectively, (Note 1).

The Company executed a single reinsurance agreement subject to the requirements of NAIC Actuarial Guideline 48.  The reinsurance agreement with PBRC was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019.  For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis.  Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement.  As of December 31, 2021 and 2020, the Company did not have any non-zero Primary Security Shortfalls.

RGBM assumes certain U.S. life retrocession business from the Company, as well as other non-U.S. life retrocession business.  The Company has reinsurance agreements with RGBM, through which the Company retrocedes underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to RGBM (RGBM Agreement). The statutory reserve credit was supported by a letter of credit (RGBM LOC) issued to RGBM by a highly rated bank for the benefit of the Company. In June 2021, RGBM became a reciprocal reinsurer under Nebraska law, allowing it to reinsure business ceded to it from the Company without the need to post collateral. Effective July 1, 2021, the RGBM Agreement was amended to remove RGBM’s obligation to provide the RGBM LOC and the RGBM LOC was terminated on July 16, 2021. In addition, the RGBM Agreement was modified from a 100% coinsurance with funds withheld to a 100% coinsurance agreement. In connection with the RGBM LOC, Pacific LifeCorp provided a guarantee to the bank for certain obligations under the letter of credit reimbursement agreement, which was terminated in August 2021. Pacific LifeCorp continues to have a capital maintenance agreement with RGBM.

The Company has policies issued that have been reinsured by Union Hamilton Reinsurance, Ltd., which is chartered in a country other than the U.S. that is owned in excess of 10% by a person not primarily engaged in the insurance business.  Union Hamilton Reinsurance, Ltd. is a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company that provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

ASSUMED AFFILIATED REINSURANCE

The Company has reinsurance agreements with PLRL through which the Company provides two longevity reinsurance solutions. Assumed premiums related to the protection of longevity risk associated with individual annuities and pension schemes by the Company amounted to $72 million,  $71 million and $56 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Assumed premiums related to the protection of asset, interest rate and longevity risk associated with pension schemes by the Company amounted to $1.7 million, zero and zero during the years ended December 31, 2021, 2020 and 2019, respectively.

12.      EMPLOYEE BENEFIT PLANS

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non-qualified defined benefit plan.  As of December 31, 2021 and 2020, the benefit obligation and total liability recognized were $81 million and $78 million, respectively.  The accrued benefit costs were $59 million and $58 million and the liability for pension benefits were $22 million and $20 million as of December 31, 2021 and 2020, respectively.  The fair value of plan assets as of December 31, 2021 and 2020 was zero.

POSTRETIREMENT BENEFITS

The Company provides a postretirement health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents.  As of December 31, 2021 and 2020, the benefit obligation and total liability recognized were $6 million and $7 million, respectively.  The accrued benefit costs were $6 million and $6 million and the liability for pension benefits were zero and $1 million as of December 31, 2021 and 2020, respectively.  The fair value of the plan assets as of December 31, 2021 and

2020 was zero.  The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The following is a summary of pension and postretirement benefits as of December 31, 2021 and 2020:

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2021	2020	2021	2020
	(In Millions)
Change in benefit obligation - underfunded:
Benefit obligation, beginning of year	$78	$71	$7	$8
Service cost	4	4
Interest cost	2	2
Actuarial gains and losses	5	4	(1)	(1)
Benefits paid	(2)	(3)
Business combinations, divestitures, settlements and special termination benefits	(6)
Benefit obligation, end of year	$81	$78	$6	$7

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	(In Millions)
Components of net periodic benefit cost:
Service cost	$4	$4	$5
Interest cost	2	2	3
Gains and losses	1	2	1
Prior service cost or credit			1
Gain or loss recognized due to a settlement or curtailment	2		2
Total net periodic benefit cost	$9	$8	$12	$—	$—	$—

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2021	2020	2021	2020
	(In Millions)
Amounts in unassigned fund (surplus) recognized as components of net periodic benefit costs:
Items not yet recognized as a component of net periodic cost - prior year	$20	$18	$1	$2
Net prior service cost or credit recognized or arising during the period
Net gain or loss arising during the period	5	3	(1)	(1)
Net gain or loss recognized	(3)	(1)
Items not yet recognized as a component of net periodic cost - current year	$22	$20	$—	$1

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost	$1	$1
Net recognized gains or losses	$21	$19	$—	$1

Weighted average assumptions are as follows:

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
Net Periodic Benefit Costs:	2021	2020	2019	2021	2020	2019
Weighted average discount rate	2.05%	2.90%	4.15%	2.25%	3.05%	4.20%
Interest crediting rates /Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.40%	3.10%	4.15%	3.50%	5.00%	5.00%

	December 31,			December 31,
	2021	2020		2021	2020
Projected Benefit Obligations:
Weighted average discount rate	2.55%	2.05%		2.60%	2.25%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.75%	2.40%		3.50%	3.50%

The Company does not have any regulatory contribution requirements for 2021.  The Company expects to contribute $7 million in 2022 for the pension plans and $1 million for the postretirement plans.  The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the years ending December 31 (In Millions):

2022	2023	2024	2025	2026	2027 through 2031
$9	$7	$8	$8	$6	$36

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 75% of each employee’s contribution, up to a maximum of 6% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $41 million, $44 million and $40 million for the years ended December 31, 2021, 2020 and 2019, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts.  The interest rate is determined quarterly.  The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2021 and 2020, the deferred amounts were $137 million and $138 million, respectively.  The Company’s contributions to the plan were $6 million, $7 million and $7 million for the years ended December 31, 2021, 2020 and 2019, respectively.

13.      RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For traditional policies with a flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium.  For traditional policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2021 and 2020, the Company had $20.3 billion and $24.8 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions.  For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

Other reserve changes are comprised of changes in separate account fair values, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, and change in CRVM expense allowance.  As of December 31, 2021 and 2020, other reserve changes were $331 million and $490 million, respectively.

As of December 31, 2021 and 2020, there were $16 million and $17 million, respectively, in aggregate reserves for accident and health contracts. There were no significant changes in methodology or assumptions of the reserves during the years ended December 31, 2021, 2020 and 2019.

14.      ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2021
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,218		$15,218	18%
At book value less current surrender charge of 5% or more (1)	2,333		2,333	3%
At fair value		$55,415	55,415	64%
Total with market value adjustment or at fair value	17,551	55,415	72,966	85%
At book value without adjustment	7,270		7,270	8%
Not subject to discretionary withdrawal	6,142	2	6,144	7%
Total (gross: direct + assumed)	30,963	55,417	86,380	100%
Reinsurance ceded	342		342
Total (net)	$30,621	$55,417	$86,038

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$1,045		$1,045

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2021
	General	Separate Account		% of
	Account	With Guarantees	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$1		$1
Not subject to discretionary withdrawal	7,527	$2,798	10,325	100%
Total (gross: direct + assumed)	7,528	2,798	10,326	100%
Reinsurance ceded
Total (net)	$7,528	$2,798	$10,326

Deposit-type Contracts:	December 31, 2021
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$130		$130	1%
At fair value		$6	6
Total with market value adjustment or at fair value	130	6	136	1%
At book value without adjustment	1,631		1,631	15%
Not subject to discretionary withdrawal	9,437		9,437	84%
Total (gross: direct + assumed)	11,198	6	11,204	100%
Reinsurance ceded
Total (net)	$11,198	$6	$11,204

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2021
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,349			$15,349	14%
At book value less current surrender charge of 5% or more (1)	2,333			2,333	2%
At fair value			$55,421	55,421	52%
Total with market value adjustment or at fair value	17,682		55,421	73,103	68%
At book value without adjustment	8,901			8,901	8%
Not subject to discretionary withdrawal	23,106	$2,798	2	25,906	24%
Total (gross: direct + assumed)	49,689	2,798	55,423	107,910	100%
Reinsurance ceded	342			342
Total (net)	$49,347	$2,798	$55,423	$107,568

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2020
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,202			$15,202	16%
At book value less current surrender charge of 5% or more (1)	2,595			2,595	3%
At fair value			$51,035	51,035	54%
Total with market value adjustment or at fair value	17,797		51,035	68,832	73%
At book value without adjustment	6,301			6,301	6%
Not subject to discretionary withdrawal	18,120	$1,657	2	19,779	21%
Total (gross: direct + assumed)	42,218	1,657	51,037	94,912	100%
Reinsurance ceded	23			23
Total (net)	$42,195	$1,657	$51,037	$94,889

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company’s Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2021	2020
	(In Millions)
Annual Statement:
Annuities	$38,146	$35,911
Supplementary contracts with life contingencies	3	3
Deposit-type contracts and funding agreements	11,198	6,281
Subtotal	49,347	42,195

Separate Accounts Annual Statement:
Annuities	58,216	52,690
Other contract deposit funds	5	4
Subtotal	58,221	52,694

Combined total	$107,568	$94,889

15.     ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2021 and 2020:

December 31, 2021	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,803	$3,288	$3,363
Universal life with secondary guarantees	5,541	5,511	8,241
Indexed universal life	4	4	4
Indexed universal life with secondary guarantees	13,813	12,222	13,495
Other permanent cash value life insurance	9,976	10,697	11,023
Variable universal life	3,707	3,672	3,775	$11,469	$11,354	$11,348
Miscellaneous reserves	2	2	7

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			956
Disability - active lives (1)			7
Disability - disabled lives			13
Miscellaneous reserves			874
Total (direct + assumed)	35,846	35,396	41,758	11,469	11,354	11,348
Reinsurance ceded			3,894
Total (net)	$35,846	$35,396	$37,864	$11,469	$11,354	$11,348

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

December 31, 2020	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,861	$3,341	$3,406
Universal life with secondary guarantees	5,469	5,440	8,232
Indexed universal life with secondary guarantees	11,301	9,990	10,964
Other permanent cash value life insurance	10,198	10,804	11,125
Variable universal life	3,576	3,544	3,630	$9,924	$9,830	$9,824
Miscellaneous reserves	5	5	8

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			800
Disability - active lives (1)			5
Disability - disabled lives			13
Miscellaneous reserves			843
Total (direct + assumed)	33,410	33,124	39,026	9,924	9,830	9,824
Reinsurance ceded			3,590
Total (net)	$33,410	$33,124	$35,436	$9,924	$9,830	$9,824

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2021	2020
Annual Statement:	(In Millions)
Life insurance section	$36,896	$34,626
Disability - active lives section	585	509
Disability - disabled lives section	10	11
Miscellaneous reserves section	373	290
Subtotal	37,864	35,436

Separate Accounts Annual Statement:
Life insurance section	11,348	9,824
Combined total	$49,212	$45,260

16.                  PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2021		December 31, 2020
		Net of		Net of
	Gross	Loading	Gross	Loading
	(In Millions)
Ordinary new business	($8)	($25)	$7	($12)
Ordinary renewal	131	129	203	201
Group annuity	52	52	86	86
Total	$175	$156	$296	$275

17.                  ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and are included in other assets.  The net amount of all non-operating software is nonadmitted.  Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software.  Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years.  Depreciation expense related to EDP equipment and non-operating software amounted to $22 million, $23 million and $22 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2021	2020
	(In Millions)
EDP equipment	$42	$41
Non-operating system software	278	246
Total	320	287
Accumulated depreciation	226	211
Net	94	76
Nonadmitted	89	72
Net admitted	$5	$4

18.                  SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business.  As of December 31, 2021, the Company reported assets and liabilities from the following product lines in separate accounts:

•                  Variable annuities

•                  Variable universal life

•                  Group annuities

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2021 and 2020, the Company’s Separate Accounts Annual Statement included legally insulated assets of $70.4 billion and $63.3 billion, respectively.  The assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products (In Millions):

	Separate Account Assets	Separate Account Assets
Product	Legally Insulated	Not Legally Insulated
Variable annuities	$56,300
Variable universal life	11,472
Group annuities	2,670
Total	$70,442	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 of $347 million, $300 million, $293 million, $303 million, and $317 million, respectively.

For the years ended December 31, 2021, 2020 and 2019, the General Account of the Company had paid $10 million, $15 million and $14 million, respectively, toward the Separate Account guarantees.

The Company has Separate Accounts with guarantees comprised of the group annuities business where the General Account guarantees annuity payments if the Separate Accounts is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company’s Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

Information regarding the separate accounts is as follows:

	Separate Accounts with Guarantees (1)	Without Guarantees	Total	Separate Accounts with Guarantees (1)	Without Guarantees	Total
	Years Ended December 31,

	2021			2020
	(In Millions)
Premiums, considerations or deposits	$1,156	$5,783	$6,939	$1,585	$3,752	$5,337

	December 31,

	2021			2020
Reserves for accounts with assets at:	(In Millions)
Fair value		$66,770	$66,770		$60,861	$60,861
Amortized cost	$2,798		2,798	$1,657		1,657
Total reserves	$2,798	$66,770	$69,568	$1,657	$60,861	$62,518

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value		$66,768	$66,768		$60,859	$60,859
Not subject to discretionary withdrawal	$2,798	2	2,800	$1,657	2	1,659
Total	$2,798	$66,770	$69,568	$1,657	$60,861	$62,518

(1) Represents nonindexed guarantee 4% or less.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$6,937	$5,337	$3,525
Transfers from separate accounts	6,593	5,432	6,279
Net transfers from separate accounts	344	(95)	(2,754)
Reconciling adjustments:
Net lag loss for annuities in general account only	(1)
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$343	($95)	($2,754)

19.                  COMMITMENTS AND CONTINGENCIES

As of December 31, 2021, the Company had $767 million of outstanding mortgage loan commitments in the General Account which were primarily advances for construction loans.  Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2021, the Company had $4,483 million of commitments to fund investments in SCA entities, joint ventures, partnerships and limited liability companies.

As of December 31, 2021, the Company had $1.9 billion and $65 million of outstanding contractual obligations to acquire private placement securities for the General Account and Separate Account, respectively.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. There were no borrowings outstanding as of December 31, 2021 and 2020.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

In connection with the operations of PSD, the Company has made a commitment to provide for additional capital funding as may be required.  The Company made capital contributions to PSD of $19 million, $15 million and $17 million for the years ended December 31, 2021, 2020 and 2019, respectively.  In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages.  There were no capital contributions to PLFA for the years ended December 31, 2021, 2020 and 2019.

The Company leases facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rental expense, which is included in operating expenses, in connection with these leases was $12 million, $10 million and $7 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Aggregate minimum future commitments are as follows (In Millions):

Year Ending December 31:
2022	$11
2023	10
2024	10
2025	9
2026 and thereafter	15
Total	$55

Certain rental commitments have renewal options extending through the year 2028. Some of these renewals are subject to adjustments in future periods.

The Company entered into agreements with PLRL, Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and RGBM, all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL, PLRA, RIBM and RGBM, respectively. The guarantees for PLRL, PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRL, PLRA or RIBM and Pacific LifeCorp. PLRL, PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

Pacific Life had a guarantee to provide funds, on Pacific LifeCorp’s behalf, of up to 165 million pound sterling to PLRL, which terminated in January 2022.  This guarantee was contingent on the nonperformance of a contingent capital commitment between Pacific LifeCorp and PLRL.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements - statutory basis.  The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and compliance monitoring of the investment guidelines, and contractual provisions including the credited rate reset formula that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent  insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset.  As of December 31, 2021 and 2020, the estimated liability was $1.5 million and $1.6 million, respectively.  As of December 31, 2021 and 2020, the related premium tax receivable was $1.3 million and $1.5 million, respectively.  These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 7 for discussion of other contingencies related to derivative instruments.

See Note 8 for discussion of other contingencies related to income taxes.

See Note 11 for discussion of other contingencies related to reinsurance.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  S E L E C T E D  F I N A N C I A L  D A T A

A S  O F  A N D  F O R  T H E  Y E A R  E N D E D  D E C E M B E R  3 1 ,  2 0 2 1

(In Millions)

Investment Income Earned
U.S. Government bonds	$22
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	2,484
Bonds of affiliates	11
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)	1
Common stocks of affiliates	47
Mortgage loans	753
Real estate	41
Contract loans	342
Cash, cash equivalents and short-term investments	3
Derivative instruments	(732)
Other invested assets	504
Aggregate write-ins for investment income	12
Gross Investment Income	$3,488

Real Estate Owned - Book Value Less Encumbrances	$149

Mortgage Loans - Book Value:
Farm mortgages	$933
Residential mortgages	239
Commercial mortgages	14,644
Mezzanine	107
Total Mortgage Loans	$15,923

Mortgage Loans By Standing - Book Value:
Good standing	$15,903
Good standing with restructured terms	$20
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Carrying Value	$5,425
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds	$140
Preferred stocks
Common stocks	$1,019

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$2,411
Over 1 year through 5 years	20,141
Over 5 years through 10 years	24,085
Over 10 years through 20 years	8,694
Over 20 years	12,216
No maturity date
Total by Maturity	$67,547

Bonds by NAIC Designation - Statement Value:
NAIC 1	$26,160
NAIC 2	36,854
NAIC 3	3,504
NAIC 4	774
NAIC 5	118
NAIC 6	137
Total by NAIC Designation	$67,547

Total Bonds Publicly Traded	$34,422
Total Bonds Privately Traded	$33,125
Preferred Stocks - Statement Value	$2
Common Stocks - Unaffiliated - Fair Value	$38
Common Stocks - Affiliated - Fair Value	$127
Common Stocks - Subsidiaries - Statement Value	$892
Short-term Investments - Carrying Value	$160
Options, Caps & Floors Owned - Statement Value	$1,916
Options, Caps & Floors Written and In Force - Statement Value	($7)
Collar, Swap & Forward Agreements Open - Statement Value	($7)
Futures Contracts Open - Current Value	$82
Cash Equivalents	$235
Cash on Deposit	$598

Life Insurance In Force:
Industrial
Ordinary	$556,373
Credit Life
Group Life	$18

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$54

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$14,607
Credit Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$20
Income Payable	$1
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,068
Deferred - Fully Paid Account Balance	$23,856
Deferred - Not Fully Paid - Account Balance	$85

Group
Amount of Income Payable	$802
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$2
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,153
Dividend Accumulations - Account Balance	$25

Claim Payments 2021:
Group Accident and Health - Year Ended December 31, 2021
2021
2020
2019
2018
2017
Prior

Other Accident and Health
2021	$3
2020
2019
2018
2017
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves
2021
2020
2019
2018
2017
Prior

Pacific Life Insurance Company

S U P P L E M E N T A L  S U M M A R Y  I N V E S T M E N T  S C H E D U L E

D E C E M B E R  3 1 ,  2 0 2 1

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Long-term bonds:
U.S. Governments	$1,661	1.593%	$1,661		$1,661	1.599%
All other governments	659	0.632%	659		659	0.634%
U.S. states, territories and possessions, etc. guaranteed	86	0.083%	86		86	0.083%
U.S. political subdivisions of states, territories, and possessions, guaranteed	172	0.165%	172		172	0.165%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,935	1.856%	1,935		1,935	1.863%
Industrial and miscellaneous	61,264	58.755%	61,264		61,264	58.979%
Hybrid securities	40	0.038%	40		40	0.039%
Parent, subsidiaries and affiliates	140	0.134%	140		140	0.135%
Unaffiliated bank loans	1,389	1.332%	1,389		1,389	1.338%
Total long-term bonds	67,346	64.588%	67,346	—	67,346	64.835%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	2	0.001%	2		2	0.001%
Total preferred stocks	2	0.001%	2	—	2	0.001%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	16	0.015%	16		16	0.015%
Industrial and miscellaneous other (unaffiliated)	22	0.021%	22		22	0.021%
Parent, subsidiaries and affiliates publicly traded	127	0.122%	127		127	0.122%
Parent, subsidiaries and affiliates other	892	0.856%	530		530	0.511%
Total common stocks	1,057	1.014%	695	—	695	0.669%

(Continued)

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Mortgage loans:
Farm mortgages	$933	0.895%	$933		$933	0.898%
Residential mortgages	239	0.229%	239		239	0.230%
Commercial mortgages	14,644	14.044%	14,644		14,644	14.098%
Mezzanine real estate loans	107	0.103%	107		107	0.103%
Total mortgage loans	15,923	15.271%	15,923	—	15,923	15.329%

Real estate:
Properties occupied by company	136	0.131%	136		136	0.131%
Properties held for production of income	13	0.012%	13		13	0.012%
Total real estate	149	0.143%	149	—	149	0.143%

Cash, cash equivalents, and short-term investments:
Cash	598	0.573%	598	$18	616	0.593%
Cash equivalents	235	0.225%	235	3,309	3,544	3.411%
Short-term investments	160	0.154%	160		160	0.154%
Total cash, cash equivalents, and short-term investments	993	0.952%	993	3,327	4,320	4.158%

Contract loans	7,490	7.184%	7,489		7,489	7.210%
Derivatives	2,206	2.115%	2,206		2,206	2.123%
Receivables for securities	29	0.028%	29		29	0.028%
Securities lending	3,327	3.190%	3,327
Other invested assets	5,748	5.514%	5,714		5,714	5.504%
Total invested assets	$104,270	100.000%	$103,873	$3,327	$103,873	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  I N V E S T M E N T  R I S K  I N T E R R O G A T O R I E S

D E C E M B E R  3 1 ,  2 0 2 1

The Company’s total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $107.6 billion as of December 31, 2021.

1.           The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2021, are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Commercial loan (Mortgage Loan)	$564	0.5%
Commercial loan (Mortgage Loan)	558	0.5%
Commercial loan (Mortgage Loan)	549	0.5%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	530	0.5%
Commercial loan (Mortgage Loan)	450	0.4%
Commercial loan (Mortgage Loan)	440	0.4%
Commercial loan (Mortgage Loan)	434	0.4%
Commercial loan (Mortgage Loan)	404	0.4%
Commercial loan (Mortgage Loan)	375	0.3%
Bank of America Corporation (Bond)	364	0.3%

2.           The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2021, are as follows:

		Percentage			Percentage
		of Total			of Total
	(In Millions)	Admitted Assets		(In Millions)	Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$26,160	24.3%	P/RP 1
NAIC 2	36,854	34.2%	P/RP 2	$1	0.0%
NAIC 3	3,504	3.3%	P/RP 3
NAIC 4	774	0.7%	P/RP 4
NAIC 5	118	0.1%	P/RP 5
NAIC 6	137	0.1%	P/RP 6	1	0.0%

3.             Assets held in foreign investments as of December 31, 2021, totaled $15,932 million, which represents 14.8% of Total Admitted Assets.

a.           The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2021, is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$14,218	13.2%
Countries designated NAIC 2	1,190	1.1%
Countries designated NAIC 3 or below	524	0.5%

b.          The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2021, are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: United Kingdom (Great Britain)	$3,523	3.3%
Country: Australia	1,726	1.6%
Countries designated NAIC 2
Country: Mexico	362	0.3%
Country: Peru	234	0.2%
Countries designated NAIC 3 or below
Country: Columbia	138	0.1%
Country: Brazil	82	0.1%

c.           The aggregate unhedged foreign currency exposure as of December 31, 2021, totaled $166 million, which represents 0.2% of Total Admitted Assets.

d.            The aggregate unhedged foreign currency exposure categorized by country’s NAIC sovereign designation as of December 31, 2021 is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$166	0.2%

e.           The largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation as of December 31, 2021 are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Switzerland	$61	0.1%
Country: United Kingdom (Great Britain)	44	0.0%

f.               The 10 largest non-sovereign (i.e., non-governmental) foreign issues as of December 31, 2021 are as follows:

			Percentage
			of Total
NAIC Designation	Issuer	(In Millions)	Admitted Assets
1.D FE/1.G FE/2.A FE/2.C FE, Bond	BNP Paribas	$281	0.3%
2.A FE/2.B FE, Bond	Anheuser-Busch Companies Inc	240	0.2%
1.E FE/2.A FE/2.B FE, Bond	Groupe BPCE	194	0.2%
1.F FE/2.B FE/3.A FE, Bond	Barclays Bank PLC	170	0.2%
1.D FE/1.G FE/2.A FE, Bond	Credit Agricole SA/London	165	0.2%
1.D FE/1.G FE/2.A FE, Bond	UBS A.G.	154	0.1%
1.E FE/1.G FE/2.A FE, Bond	Sumitomo Mitsui Banking	148	0.1%
2.B FE/2.C FE, Bond	Societe Generale	145	0.1%
1.F FE/1.G FE/2.A FE/2.B FE, Bond	Mizuho Financial Group Inc	133	0.1%
1.F FE/1.F FE/2.A FE/2.B FE/3.A FE, Bond	Credit Suisse Group	119	0.1%

4.             The aggregate amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets as of December 31, 2021.

5.             The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2021.

6.             The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests as of December 31, 2021 are as follows:

		Percentage
		of Total
Issuer	(In Millions)	Admitted Assets
Pacific Asset Holding LLC	$1,971	1.8%
Pacific Life & Annuity Company	530	0.5%
Pacific Private Equity Opportunities Fund III, L.P.	311	0.3%
Pacific Private Equity Opportunities Fund IV, L.P.	171	0.2%
Pacific Co-Invest Opportunities Fund I L.P.	152	0.1%
Pacific Private Equity Opportunities Fund II, L.P.	122	0.1%
Pacific Private Credit Fund IV. L.P.	121	0.1%
Pacific Private Credit Fund I, L.P.	119	0.1%
Pacific Private Credit Fund III, L.P.	111	0.1%
Pacific Private Credit Fund II, L.P.	77	0.1%

7.             Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2021.

a.   Ten largest fund managers as of December 31, 2021 are as follows:

	Total
	Invested	Diversified
Fund Manager	(In Millions)
Strategic Partners	$121	$121
Stepstone Group	59	59
Montana Capital Partners AG	50	50
Industry Ventures	50	50
Ardian	49	49
Glendower Capital LLP	40	40
Coller International Partners	40	40
Catalyst Investors	34	34
Rocket Internet Capital Partners LUX	32	32
Estancia Capital Partners	30	30

8.             Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2021.

9.             The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2021 are as follows:

a.   The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2021 are as follows:

		Percentage
		of Total
Type (Residential, Commercial, Agricultural)	(In Millions)	Admitted Assets
Commercial loan	$450	0.4%
Commercial loan	434	0.4%
Commercial loan	404	0.4%
Commercial loan	375	0.3%
Commercial loan	332	0.3%
Commercial loan	332	0.3%
Commercial loan	310	0.3%
Commercial loan	290	0.3%
Commercial loan	284	0.3%
Commercial loan	250	0.2%

10.      The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans as of December 31, 2021 are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$3,709	3.4%
Restructured mortgage loans	20	0.0%

11.      The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2021 are as follows:

		Percentage		Percentage		Percentage
		of Total		of Total		of Total
	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%			$20	0.0%
91% to 95%
81% to 90%
71% to 80%			229	0.2%	$1	0.0%
Below 70%	$239	0.2%	14,502	13.5%	932	0.9%

12.      Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2021.

13.      Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2021.

14.      The amounts and percentages of Total Admitted Assets subject to the following types of agreements as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Securities lending agreements	$3,327	3.1%	$2,641	$2,870	$3,515

15.      The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2021, are as follows ($ In Millions):

		Percentage		Percentage
	December 31,	of Total	December 31,	of Total
	2021	Admitted Assets	2021	Admitted Assets
	Owned:		Written:
Hedging	$1,916	1.8%	($7)	0.0%

16.      The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$201	0.2%	$120	$124	$152

17.      The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$82	0.1%	$53	$62	$73

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  R E I N S U R A N C E  D I S C L O S U R E S

D E C E M B E R  3 1 ,  2 0 2 1

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.           The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791.

2.           The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

3.           The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.             Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.            Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.             The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.           The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.           The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.             The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.

PART C: OTHER INFORMATION (Pacific Select Variable Annuity)

Item 27. Exhibits

(1)	Board of Directors Resolution

(a)

Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Accounts and Memorandum establishing Pacific Select Variable Annuity Separate Account; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(b)

Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0001017062-98-000944.txt

(2)	Custodial Agreements

Inapplicable

(3)	Underwriting Agreements

(a)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors Inc. (PSD); Included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-11-061492 filed on June 24, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012311061492/a59509aexv99w3xay.htm

(b)

Form of Selling Agreement between Pacific Life, PSD and Various Broker-Dealers; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256906000531/a12989exv99w3xby.htm

(c)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, LLC (PSD) (Amended and Restated); included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d3dc.htm

(4)	Contracts

(a)

Individual Flexible Premium Variable Accumulation Deferred Annuity Contract, Form 90-53; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(b)

Deferred Annuity Contract, Form AP9230-1; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(c)

Guaranteed Death Benefit Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(d)

Individual Retirement Annuity Rider (Form No. 20-18900); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202002148/dex994c.txt

(e)

Pension Plan Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(f)

Required Distributions for Compliance with Section 72(S) Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(g)

Endorsement (Preauthorized Withdrawal Feature); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(h)

Endorsement (Distribution of In-Kind Securities); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(i)

Free Look Sticker ST-43; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(j)

Minimum Guaranteed Death Benefit and Terminal Illness Waiver Endorsement E-93-9053; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(k)

Changes to Contract Endorsement E1-95-9053; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(l)

Required Distributions for Compliance with Section 72(S) of the Internal Revenue Code of 1986, amended (the Code) Rider R72S-9553; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(m)	(1)

403(b) Tax Sheltered Annuity Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-000772 filed on April 30, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202000772/dex994l.txt

(2)

403(b) Tax-Sheltered Annuity Rider (Form No. 20-1156); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w4xmyx2y.htm

(n)

Section 457 Plan Rider R-95-457; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(o)

Qualified Plan Loan Endorsement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(p)

Roth Individual Retirement Annuity Rider (Form No. 20-19000); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202002148/dex994o.txt

(q)

SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202002148/dex994p.txt

(r)

Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089843001503114/dex994s.txt

(s)

Guaranteed Protection Advantage 5 Rider (Form No. 20-19500); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203000463/dex994s.htm

(t)

Qualified Retirement Plan Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-02- 000772 filed on April 30, 2002 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706202000772/dex994r.txt

(u)	(1)

Income Access Rider (Form No. 20-19808); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203000463/dex994u.htm

(2)

Income Access Rider (Form No. 20-1104); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312504031264/dex994u2.htm

(3)

Income Access Endorsement (Form No. 15-1122); Included in Registrant’s Form N-4, File No. 033-32704,Accession No. 0000892569-05-000442 filed on June 15, 2005 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256905000442/a09770exv99w4xuyx3y.htm

(4)

Excess Withdrawal Endorsement (Form No. 15-1152C); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xqyx2y.htm

(v)

Guaranteed Income Advantage (GIA) Rider (Form No. 20-15100); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-001019 filed on April 30, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203001019/d485bpos.htm

(w)

Guaranteed Income Advantage II Rider (Form No. 20-1109); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312504031264/dex994w.htm

(x)

Guaranteed Income Advantage 5 Rider (Form No. 20-1102); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312504031264/dex994x.htm

(y)

Guaranteed Income Annuity Rider (Form No. 20-1118); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-04-000886 filed on October 15, 2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256904000886/a02096exv99w4xyy.htm

(z)	(1)

Guaranteed Withdrawal Benefit Rider (Form No. 20-1119); also known as Income Access Plus Rider; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-04-000886 filed on October 15,2004 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256904000886/a02096exv99w4xzy.htm

(2)

Guaranteed Withdrawal Benefit Endorsement (Form No. 15-1123); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-05-000442 filed on June 15, 2005 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256905000442/a09770exv99w4xzyx2y.htm

(3)

Excess Withdrawal Endorsement (Form No. 15-1152E); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001265, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001265/a42413bexv99wx4yxzyx3y.htm

(aa)	(1)

Enhanced Guaranteed Withdrawal Benefit Rider (Form No. 20-1120); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-05-000568 filed on August 2, 2005 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256905000568/a11049exv99w4xaay.htm

(2)

Excess Withdrawal Endorsement (Form No. 15-1152A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001265, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001265/a42413bexv99wx4yxzyx3y.htm

(bb)	(1)

5% Guaranteed Withdrawal Benefit Rider (Form No. 20-1131); Included in Registrant’s Form N-4, File No. 033-60833, as Exhibit 4(v), Accession No. 0000892569-06-001252, filed on October 19, 2006 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256906001252/a23691exv4wxvy.htm

(2)

Excess Withdrawal Endorsement (Form No. 15-1152); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xjyx3y.htm

(cc)

Guaranteed Protection Advantage 3 Rider (Form No. 20-1145); Included in Registrant’s Form N-4, File No. 333-141135, Accession No. 0000892569-07-001521, filed on December 12, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256907001521/a34827a1exv99w4xqy.htm

(dd)	(1)

Guaranteed Withdrawal Benefit II Rider (Form No. 20-1146); Included in Registrant’s Form N-4, File No. 333-141135, Accession No. 0000892569-07-001521, filed on December 12, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256907001521/a34827a1exv99w4xry.htm

(2)

Excess Withdrawal Endorsement (Form No. 15-1152); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xoyx2y.htm

(ee)

Guaranteed Withdrawal Benefit III Rider (Form No. 20-1153); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xry.htm

(ff)

Guaranteed Withdrawal Benefit Rider (Form No. 20-1154); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w4xsy.htm

(gg)

Core Withdrawal Benefit Rider (Form No. 20-1162); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-09-000061, filed on February 9, 2009, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256909000061/a51121aexv99w4xvy.htm

(hh)

Guaranteed Withdrawal Benefit IV Rider (Form No. 20-1176); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000950123-09-050719, filed on October 16, 2009, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012309050719/a53087exv99w4xvy.htm

(ii)

Core Withdrawal Benefit II Rider (Form No. 20-1178); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w4xiiy.htm

(jj)

Guaranteed Withdrawal Benefit V Rider — Single Life (Form No. ICC 10:20-1194); Included in Registrant’s Form N-4, File No. 033-88458, Accession No. 0000950123-10-115911 filed on December 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310115911/a58016bexv99w4xiiy.htm

(kk)

Guaranteed Withdrawal Benefit VII Rider — Single Life (Form No. ICC 11:20-1204); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w4xkky.htm

(ll)

Guaranteed Withdrawal Benefit XII Rider — Single Life (Form No. ICC12:20-1256); Included in Registration Statement on Form N-4, File No. 333-185326, Accession No. 0000950123-12-013639 filed on December 7, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013639/a30065n4exv99wx4yxiy.htm

(mm)

Guaranteed Withdrawal Benefit XII Rider — Joint Life (Form No. ICC12:20-1257); Included in Registration Statement on Form N-4, File No. 333-185326, Accession No. 0000950123-12-013639 filed on December 7, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013639/a30065n4exv99wx4yxjy.htm

(nn)

Guaranteed Withdrawal Benefit X Rider — Single Life (Form No. ICC12:20-1258); Included in Registration Statement on Form N-4, File No. 333-53040, Accession No. 0000950123-13-002336 filed on April 18, 2013 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313002336/a30004bexv99wx4yxjjy.htm

(oo)

Guaranteed Withdrawal Benefit X Rider — Joint Life (Form No. ICC12:20-1259); Included in Registration Statement on Form N-4, File No. 333-53040, Accession No. 0000950123-13-002336 filed on April 18, 2013 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012313002336/a30004bexv99wx4yxkky.htm

(pp)

Guaranteed Withdrawal Benefit XIII Rider (Form No. ICC12:20-1263); Included in Registration Statement on Form N- 4, File No. 333-185326, Accession No. 0000950123-12-013639 filed on December 7, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013639/a30065n4exv99wx4yxmy.htm

(qq)

Guaranteed Minimum Accumulation Benefit Rider (Form No. ICC12:20-1254); Included in Registration Statement on Form N- 4, File No. 333-185326, Accession No. 0000950123-12-013639 filed on December 7, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012312013639/a30065n4exv99wx4yxny.htm

(rr)

Guaranteed Withdrawal Benefit XV Rider — Single Life (Form No. ICC12:20-1501); Included in Registration Statement on Form N-4, File No. 33-32704, Accession No. 0001193125-16-460259 filed on February 12, 2016 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312516460259/d105109dex994rr.htm

(ss)

Guaranteed Withdrawal Benefit XV Rider — Joint Life (Form No. ICC12:20-1502); Included in Registration Statement on Form N-4, File No. 33-32704, Accession No. 0001193125-16-460259 filed on February 12, 2016 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312516460259/d105109dex994ss.htm

(5)	Applications

(a)

Application Form for Individual Flexible Premium Variable; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0001017062-98-000944.txt

(b)

Guaranteed Protection Advantage Rider Request (Form No. 55-16600); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089843001503114/dex995b.txt

(c)

Guaranteed Protection Advantage 5 Rider Request Form (Form No. 2311-3A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203000463/dex994s.htm

(d)

Income Access Rider Request (Form No. 2315-3A); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203000463/dex994u.htm

(e)

Guaranteed Income Advantage (GIA) Rider Request (Form No. 1209-1A); Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0001017062-03-001019 filed on April 30, 2003 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706203001019/d485bpos.htm

(6)	Depositor’s Certificate of Incorporation and By-Laws

(a)

Pacific Life’s Articles of Incorporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0001017062-98-000944.txt

(b)

By-laws of Pacific Life; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0001017062-98-000944.txt

(c)

Pacific Life’s Restated Articles of Incorporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256906000531/a12989exv99w6xcy.htm

(d)

By-laws of Pacific Life As Amended September 1, 2005; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256906000531/a12989exv99w6xdy.htm

(7)	Reinsurance Contracts

(a)

Form of Reinsurance Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-000655, filed on April 24, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908000655/a33648exv99w7.htm

(b)

Reinsurance Agreement with Union Hamilton; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex997b.htm

(8)	Participation Agreements

(a)

Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001017062-01-500102 filed on April 26, 2001 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000101706201500102/dex998a.txt

(b)

Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select Distributors, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company; Included in Registrant’s Form N-4, File No. 333-93059, Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256905000253/a03608a3exv99w8xey.htm

(c)

Form of AllianceBernstein Variable Products Series Fund, Inc. Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xdy.htm

(d)

Form of BlackRock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.) Participation Agreement; Included in Registrant’s Form N-4, File No. 333- 136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xey.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998d1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998d2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xhyx1y.htm

(4)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998d4.htm

(5)

Fifth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998e5.htm

(6)

Sixth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001104659-19-021328 filed April 15, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465919021328/a19-5942_1ex99d8dd6.htm

(e)

Form of Franklin Templeton Variable Insurance Products Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xfy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xiyx1y.htm

(2)

Addendum to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w8xiyx2y.htm

(3)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998e3.htm

(4)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998f4.htm

(5)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998i4.htm

(f)

Form of AllianceBernstein Investments, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xgy.htm

(g)

Form of BlackRock Distributors, Inc. (formerly called FAM Distributors, Inc.) Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333- 136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xhy.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant's Form N-4. File No. 333-236927, Accession No. 0001104659-20-029802 filed March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920029802/a20-11372_1ex99d8e1.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998g4.htm

(h)

Form of Franklin Templeton Services, LLC Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0000892569-08-000961, filed on July 2, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908000961/a41434aexv99w8xiy.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xiyx1y.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998e5.htm

(5)

Fifth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998h5.htm

(i)

Form of AIM Variable Insurance Funds Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xmy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xiyx1y.htm

(j)

Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xny.htm

(1)

First Amendment to Distribution Services Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dj1.htm

(k)

Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xoy.htm

(l)

Form of GE Investments Funds, Inc. Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xpy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xpyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998m2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998m3.htm

(m)

Form of GE Investment Distributors, Inc. Fund Marketing and Investor Service Agreement (Amended and Restated); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xqy.htm

(n)

Form of Van Kampen Life Investment Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xry.htm

(o)

Form of Van Kampen Funds, Inc. Shareholder Service Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xsy.htm

(p)

Form of Van Kampen Asset Management Administrative Services Letter Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000892569-08-001549, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000089256908001549/a50108exv99w8xty.htm

(q)

Form of GE Investments Funds, Inc. Investor Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xuy.htm

(1)

First Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xuyx1y.htm

(2)

Second Amendment to Investor Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473, filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998r2.htm

(r)

Form of PIMCO Variable Insurance Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xvy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w8xvyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w8xvyx2y.htm

(s)

Form of Allianz Global Investors Distributors LLC Selling Agreement; Included in Registrant’s Form N-4, File No. 033- 32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xwy.htm

(1)

First Amendment to Selling Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8ds1.htm

(t)

Form of PIMCO LLC Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-10-035864, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012310035864/a52633exv99w8xxy.htm

(1)

First Amendment to Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998t1.htm

(2)

Second Amendment to Services Agreement; Included in Registrant’s Form N-4, file No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998t2.htm

(3)

Third Amendment to Services Agreement; Included in Registrant’s Form N-4, file No. 33-32704, Accession No. 0001104659-18-024174 filed on April 16, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465918024174/a18-8037_1ex99d8dt3.htm

(u)

Form of MFS Variable Insurance Trust Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xvy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xvyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-11-036768 filed on April 19, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012311036768/a56211bexv99w8xyyx2y.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998u3.htm

(v)	(1)

Form of MFS Variable Insurance Trust Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0000950123-10-036181 filed on April 20, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310036181/a54718exv99w8xwy.htm

(2)

Form of MFS Variable Insurance Trust Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998v2.htm

(3)

Form of MFS Variable Insurance Trust Administrative Services Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dv3.htm

(w)

Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Funds V); Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xwy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xwyx1y.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xwyx2y.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8i4.htm

(4)

Fourth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-20-045952 filed on April 13, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465920045952/a20-9636_1ex99d8w4.htm

(x)

Service Contract with Fidelity Distributors Corporation; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xxy.htm

(1)

Amendment to Service Contract; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xxyx1y.htm

(y)

Participation Agreement with First Trust Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xyy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998y1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998y2.htm

(z)

Administrative Services Agreement with First Trust Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xzy.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998z1.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998dd2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998z3.htm

(aa)

Support Agreement with First Trust Advisors L.P.; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000950123-12-006436 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000095012312006436/a59716bexv99w8xaay.htm

(1)

First Amendment to Support Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998aa1.htm

(2)

Second Amendment to Support Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998aa2.htm

(bb)

Form of American Century Investment Services, Inc. Participation Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006370/a59859bexv99wx8yxjjy.htm

(cc)

Form of American Century Investment Services, Inc. Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-150092, Accession Number 000950123-12-006370 filed on April 23, 2012. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006370/a59859bexv99wx8yxkky.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998cc1.htm

(dd)

Participation Agreement with Janus Aspen Series; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxky.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998dd1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998dd2.htm

(ee)

Distribution and Shareholder Service Agreement with Janus Distributors LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxly.htm

(1)

First Amendment to Distribution and Shareholder Service Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dee1.htm

(ff)

Administrative Services Agreement with Janus Capital Management LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxmy.htm

(gg)

Form of Lord Abbett Series Fund, Inc. Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333- 168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xxy.htm

(hh)

Form of Lord Abbett Series Fund, Inc. Service Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xyy.htm

(ii)

Form of Lord Abbett Series Fund, Inc. Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0000950123-10-067409 filed on July 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310067409/a56357exv99w8xzy.htm

(jj)

Form of Lord Abbett Series Fund, Inc. Support Payment Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998jj.htm

(1)

First Amendment to Support Payment Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998jj1.htm

(kk)

Participation Agreement with Van Eck Worldwide Insurance Trust; Included in Registrant’s Form N-6, File No. 033- 21754, Accession No. 0000892569-05-000254 filed on April 19, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx8yxqy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998kk1.htm

(ll)

Service Agreement with Van Eck Securities Corporation; Included in Registrant’s Form N-6, File No. 333-118913, Accession No. 0000892569-05-000054 filed on February 10, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000054/a05030exv99wx8yxiy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0001193125-12-503037 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312512503037/d438264dex998ll1.htm

(mm)

Fund Participation and Service Agreement with American Funds; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998mm.htm

(1)

First Amendment to Fund Participation and Service Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998mm1.htm

(2)

Second Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998mm2.htm

(3)

Third Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998mm3.htm

(nn)

Business Agreement with American Funds; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-13-399448 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312513399448/d614027dex998nn.htm

(oo)

Participation Agreement with Ivy Funds Variable Insurance Portfolios; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-14-142421 filed on April 14, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312514142421/d656883dex998oo.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8doo1.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8doo2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-18-075037 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465918075037/a18-41627_1ex99doo3.htm

(4)

Fourth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-21-051896 filed on April 19, 2021, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465921051896/a21-3295_1ex99d8doo4.htm

(pp)

Exhibit B to the Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998qq.htm

(qq)

Distribution Fee Agreement with JPMorgan Insurance Trust; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998qq.htm

(rr)

Fund Participation Agreement with JPMorgan Insurance Trust (formerly called One Group Investments Trust); Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998rr.htm

(1)

First Amendment to Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998rr.htm

(ss)

Supplemental Payment Agreement with JPMorgan Insurance Trust (formerly called One Group Investments Trust); Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998ss.htm

(1)

First Amendment to the Supplemental Payment Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998ss1.htm

(2)

Second Amendment to the Supplemental Payment Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998ss2.htm

(3)

Third Amendment to Supplemental Payment Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998ss3.htm

(tt)

Distribution and Marketing Support Agreement (Amended and Restated) with BlackRock Variable Series Fund, Inc.; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-127182 filed on April 13, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515127182/d831911dex998tt.htm

(uu)

Participation Agreement with Legg Mason Partners III; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxpy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998p1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998p2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8duu3.htm

(4)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-6 via EDGAR on May 9, 2019, File No. 333-231308, Accession Number 0001104659-19-028107, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028107/a19-9292_1ex99d8j4.htm

(5)

Fifth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-20-045952 filed on April 13, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465920045952/a20-9636_1ex99d8uu5.htm

(vv)

Service Agreement with Legg Mason Investor Services, LLC; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxqy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998q1.htm

(2)

Second Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998q2.htm

(3)

Third Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998q3.htm

(4)

Fourth Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-231308 Accession No. 0001104659-19-042834 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042834/a19-13236_1ex99d8o3.htm

(5)

Fifth Amendment to Service Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-20-045952 filed on April 13, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465920045952/a20-9636_1ex99d8vv5.htm

(ww)

Participation Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-172851, Accession Number 0000950123-13-002255, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xrry.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xrry.htm

(xx)

Administrative Services Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 15, 2013, File No. 333-172851, Accession Number 0000950123-13-002255, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002255/a30080bexv99w8xssy.htm

(yy)

Distribution and Administrative Services Agreement (Amended and Restated) with Neuberger Berman; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-304332 filed August 27, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304332/d33130dex998aaa.htm

(zz)

Revenue Sharing Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969, and incorporated by reference here in. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998vv.htm

(aaa)

Participation Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998uu.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-172851, Accession No. 0001193125-15-132710 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132710/d833403dex998tt1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998aaa2.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8daaa3.htm

(bbb)

Revenue Sharing Agreement with Oppenheimer (Amended and Restated); Included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001193125-15-346579 filed on October 19, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000119312515346579/d81993dex998bbb.htm

(ccc)

Distribution Sub-Agreement with BlackRock Variable Series Fund, Inc.; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8daaa3.htm

(ddd)

Administrative Services Agreement with Invesco Advisors, Inc.; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dddd.htm

(eee)

Financial Support Agreement with Invesco Distributors, Inc.; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8deee.htm

(fff)

Distribution and/or Service (12b-1) Fee Agreement with Legg Mason Investor Services, LLC; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-17-023719 filed on April 17, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465917023719/a17-7675_1ex99d8dfff.htm

(ggg)

Selling Agreement with PIMCO Variable Insurance Trust; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-18-075037 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465918075037/a18-41627_1ex99dggg.htm

(hhh)

Service Agreement with PIMCO Variable Insurance Trust; included in Registrant’s Form N-4, File No. 33-32704, Accession No. 0001104659-18-075037 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/000110465918075037/a18-41627_1ex99dhhh.htm

(9)	Administrative Contracts

Inapplicable

(10)	Other Material Contracts

Inapplicable

(11)	Legal Opinion

Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(12)	Other Opinions

(a) Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

(b)

Consent of Dechert Price & Rhoads; Included in Registrant’s Form N-4, File No. 033-32704, Accession No. 0000898430- 001024 filed on March 28, 1996 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/858667/0000898430-96-001024.txt

(13)	Omitted Financial Statements

Inapplicable

(14)	Initial Capital Agreements

Inapplicable

(15)	Powers of Attorney

(16)	Form of Initial Summary Prospectus

Inapplicable

Item 28. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
Darryl D. Button	Director, Chairman, President, Chief Executive Officer and Chief Financial Officer
Adrian S. Griggs	Director, Executive Vice President and Chief Operating Officer
Jason Orlandi	Director, Executive Vice President and General Counsel
Joseph E. Celentano	Executive Vice President
Joshua D Scott	Senior Vice President and Chief Accounting Officer
Jane M. Guon	Vice President and Secretary
Craig W. Leslie	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Variable Annuity Separate Account.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES

LEGAL STRUCTURE

	Jurisdiction of Incorporation or Organization	Percentage of Ownership by its Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Life Purchasing LLC	Delaware	100
Pacific Select Distributors, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
PL/KBS Fund Member, LLC	Delaware	100
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	100
GW Member LLC	Delaware	100
GW Apartments LLC	Delaware	90
PL TOR Member LLC	Delaware	100
2803 Riverside Apartment Investors, LLC	Delaware	90
PL Denver Member, LLC	Delaware	100
1776 Curtis, LLC	Delaware	70
PL Timberlake Member, LLC	Delaware	100
80 South Gibson Road Apartment Investors, LLC	Delaware	90

PL Van Buren Member, LLC	Delaware	100
1035 Van Buren Holdings, L.L.C.	Delaware	43
PL Lakemont Member, LLC	Delaware	100
Overlook at Lakemont Venture LLC	Delaware	88
PL Teravista Member, LLC	Delaware	100
700 Main Street LLC	Delaware	100
PL Brier Creek Member, LLC	Delaware	100
Brier Creek Investors JV LLC	Delaware	90
PL One Jefferson Member, LLC	Delaware	100
One Jefferson Venture LLC	Delaware	90
PL Savannah Member, LLC	Delaware	100
PL Redland Member, LLC	Delaware	100
Redland Road Apartment Investors, LLC	Delaware	90
PL Spectrum Member, LLC	Delaware	100
9242 West Russell Road Apartment Investors, LLC	Delaware	90
PL Mortgage Fund, LLC	Delaware	100
PL Andate Member, LLC	Delaware	100
Andante Venture LLC	Delaware	90
PL Beardslee Member, LLC	Delaware	100
Village at Beardslee Investor, LLC	Delaware	90
PL Monterone Member, LLC	Delaware	100
Monterone Apartment Investor, LLC	Delaware	90
PL Reno Member, LLC	Delaware	100
NPLC BV Manager LLC	Delaware	81
PL Wabash Member, LLC	Delaware	100
THC 1333 S. Wabash LLC	Delaware	90
PL Alara Member, LLC	Delaware	100
Greenwood Village Apartment Investors, LLC	Delaware	90
PL Kierland Member, LLC	Delaware	100
T&L Apartment Investor, LLC	Delaware	90
PL Wardman Member, LLC	Delaware	100
Wardman Hotel Owner, L.L.C.	Delaware	100
PL Peoria Member, LLC	Delaware	100
205 Peoria Street Owner, LLC	Delaware	100
PL Elk Meadows Member, LLC	Delaware	100
Elk Meadows JV LLC	Delaware	60
PL Stonebriar Member, LLC	Delaware	100
Stonebriar Apartment Investor, LLC	Delaware	90
PL Deer Run Member, LLC	Delaware	100
Deer Run JV LLC	Delaware	60
PL Tessera Member, LLC	Delaware	100
Tessera Venture LLC	Delaware	90
PL Vantage Member, LLC	Delaware	100
Vantage Post Oak Apartments, LLC	Delaware	90
PL Fairfax Gateway Member, LLC	Delaware	100
Fairfield Fairfax Gateway LLC	Delaware	90
PL 922 Washington Owner, LLC	Delaware	100
PL Hana Place Member, LLC	Delaware	100
Hana Place JV LLC	Delaware	60
PL LasCo Owner, LLC	Delaware	100
PL Wilshire Member, LLC	Delaware	100
Wilshire Apartment Investors, LLC	Delaware	90
PL Cedarwest Member, LLC	Delaware	100
Cedarwest JV LLC	Delaware	60
PL Tupelo Member, LLC	Delaware	100
Tupelo Alley Apartment Investors, LLC	Delaware	90
PL Aster Member, LLC	Delaware	100
Alston Manor Investors JV LLC	Delaware	90
PL Anthology Member, LLC	Delaware	100
Anthology Venture LLC	Delaware	100
Anthology Owner LLC	Delaware	100

Anthology CEA Owner LLC	Delaware	100
PL Trelago Member, LLC	Delaware	100
Trelago Way Investors JV LLC	Delaware	100
PL 803 Division Street Member, LLC	Delaware	100
Nashville Gulch Venture LLC	Delaware	100
Nashville Gulch Owner LLC	Delaware	100
PL Little Italy Member, LLC	Delaware	100
Little Italy Apartments LLC	Delaware	69.1848
PL Gramax Member, LLC	Delaware	100
ASI Gramax LLC	Delaware	90
PL Walnut Creek Member, LLC	Delaware	100
Del Hombre Walnut Creek Holdings LLC	Delaware	75
PL Dairies Owner, LLC	Delaware	100
PL SFR HD Member, LLC	Delaware	100
SFR JV-HD LP	Delaware	33.33
SFR JV-HD Equity LCC	Delaware	100
SFR JV-HD Property LLC	Delaware	100
PL Adley Member, LLC	Delaware	100
Redwood PL Adley LLC	Delaware	90
DD 6075 Roswell LLC	Georgia	100
PL GAAV Member, LLC	Delaware	100
Greystar Active Adult Venture I, LP	Delaware	45
GS AA Riverwalk HoldCo, LLC	Delaware	100
GS AA Riverwalk Owner, LLC	Delaware	100
GS AA Stapleton HoldCo, LLC	Delaware	100
GS AA Stapleton Owner, LLC	Delaware	100
GS AA San Marcos HoldCo, LLC	Delaware	100
GS AA San Marcos Owner, LLC	Delaware	100
GS AA Vistas HoldCo LLC	Delaware	100
GS AA Vistas Owner LLC	Delaware	100
GS AA Kierland HoldCo LLC	Delaware	100
GS Kierland Owner LLC	Delaware	100
PL Fountain Springs Member, LLC	Delaware	100
Fountain Springs JV LLC	Delaware	80
Fountain Springs LLC	Colorado	100
PL SFR MLS Member, LLC	Delaware	100
SFR JV-2 LP	Delaware	16.13
SFR JV-2 Equity LLC	Delaware	100
SFR JV-2 Property LLC	Delaware	100
PL Hawkins Press Member, LLC	Delaware	100
Hawkins Press Investors JV, LLC	Delaware	85
PL Wilder Member, LLC	Delaware	100
Redwood PL Wilder, LLC	Delaware	90
RPL Wilder, LLC	Delaware	100
PL Allston Yard Member, LLC	Delaware	100
Allston Yards Apartments, LLC	Delaware	80
PL Arkins Member, LLC	Delaware	100
2950 Arkins Owner, LLC	Delaware	90
2950 Arkins Commercial, LLC	Delaware	100
2950 Arkins Residential, LLC	Delaware	100
PL Bromwell Member, LLC	Delaware	100
Bromwell Investors LLC	Delaware	90
Bromwell Owner LLC	Delaware	100
PL Loso Member, LLC	Delaware	100
South & Hollis Investors JV LLC	Delaware	85
KA Loso Investors LLC	Delaware	54.613
KA LOSO Holdings LLC	Delaware	100
PL Tranquility Lake Member, LLC	Delaware	100
Tranquility Lake Apartment Partners, LLC	Delaware	90
Tranquility Lake Apartments, LLC	Delaware	100
PL Milieu Guarantor, LLC	Delaware	100

PL Park Row Member, LLC	Delaware	100
Park Row Apartment Partners, LLC	Delaware	90
Park Row Apartments, LLC	Delaware	100
PL Towerview Member, LLC	Delaware	100
Preston Ridge Holdings JV LLC	Delaware	85
PL DTC Member, LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Global Asset Management LLC (Formerly known as Pacific Asset Advisors LLC)	Delaware	100
Cadence Capital Management LLC	Delaware	100
Cadence Global Equity GP LLC#	Delaware	100
Pacific Asset Management LLC	Delaware	100
PAM Bank Loan GP LLC#	Delaware	100
PAM CLO Opportunities GP LLC#	Delaware	100
Pacific Global Advisors LLC	Delaware	100
Pacific Private Fund Advisors LLC	Delaware	100
Pacific Co-Invest Credit I GP LLC #	Delaware	100
Pacific Co-Invest Credit II GP LLC #	Delaware	100
Pacific Co-Invest Opportunities I GP LLC #	Delaware	100
Pacific Co-Invest Opportunities II GP LLC #	Delaware	100
Pacific Private Credit II GP LLC #	Delaware	100
Pacific Private Credit III GP LLC #	Delaware	100
Pacific Private Credit IV GP LLC #	Delaware	100
Pacific Private Credit V GP LLC #	Delaware	100
Pacific Private Equity I GP LLC #	Delaware	100
Pacific Private Equity Opportunities II GP LLC #	Delaware	100
Pacific Private Equity Opportunities III GP LLC #	Delaware	100
Pacific Private Equity Opportunities V GP LLC #	Delaware	100
Pacific Private Feeder III GP, LLC #	Delaware	100
Pacific Private Feeder IV GP, LLC #	Delaware	100
Pacific Private Equity Opportunities IV GP LLC #	Delaware	100
PPFA Credit Opportunities I GP LLC #	Delaware	100
CAA-PPFA Equity Opportunities I GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Life Trade Receivable GP LLC # (Formerly known as PAM Trade Receivable GP LLC)	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Baleine Reinsurance Company	Vermont	100
Pacific Private Equity Incentive Allocation LLC	Delaware	100
Pacific Life Aviation Holdings LLC	Delaware	100
Aviation Capital Group Holdings, Inc.	Delaware	100
Pacific Life & Annuity Services, Inc.	Missouri	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Global Limited (Formerly known as Pacific Life Reinsurance (Barbados) Ltd.)	Bermuda	100
Pacific Life Re International Limited	Bermuda	100
Pacific Life Re (Australia) Pty Limited	Australia	100
Pacific Life Re Holdings Limited	England	100
Pacific Life Re Limited	England	100
Pacific Life Holdings Bermuda Limited	Bermuda	100
Pacific Life Services Bermuda Limited	Bermuda	100
Pacific Life Re Services Singapore Pte. Limited	Singapore	100
Pacific Life Re Services Limited	England	100
UnderwriteMe Limited	England	100
UnderwriteMe Technology Solutions Limited	England	100
UnderwriteMe North America Corp	Delware	100
UnderwriteMe Australia Pty Limited	Australia	100
Pacific Life Services Canada Limited	Canada	100

__________________________________

# = Abbreviated structure

Item 30. Indemnification

(a) The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, LLC (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, LLC (PSD) and Various Broker-Dealers and

Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or persons controlling Pacific Life pursuant to the foregoing provisions, Pacific Life has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)

PSD also acts as principal underwriter for Pacific Life Insurance Company, on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company, on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.
(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Inapplicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

Additional Representations

Pacific Life Insurance Company and the Registrant are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 76 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 18th day of April, 2022.

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
(Registrant)

PACIFIC LIFE INSURANCE COMPANY

By:

Darryl D. Button*
Director, Chairman, President, Chief Executive Officer and Chief Financial Officer

PACIFIC LIFE INSURANCE COMPANY

(Depositor)

By:

Darryl D. Button *
Director, Chairman, President, Chief Executive Officer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 76 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

		Director, Chairman, President, Chief Executive Officer and Chief Financial Officer	April 18, 2022
Darryl D. Button*

		Director, Executive Vice President and Chief Operating Officer	April 18, 2022
Adrian S. Griggs*

		Director, Executive Vice President and General Counsel	April 18, 2022
Jason Orlandi*

		Vice President and Secretary	April 18, 2022
Jane M. Guon*

		Senior Vice President and Chief Accounting Officer	April 18, 2022
Joshua D Scott*

		Executive Vice President	April 18, 2022
Joseph E. Celentano*

		Vice President and Treasurer	April 18, 2022
Craig W. Leslie*

*By:	/s/ BRANDON J. CAGE		April 18, 2022
Brandon J. Cage
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 15).